As filed with the Securities and Exchange Commission on February 12, 1999

1933 Act Registration No. 33-17619
1940 Act Registration No. 811-5349

--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                 ____________

                                   Form N-1A

                       REGISTRATION STATEMENT UNDER THE
                         SECURITIES ACT OF 1933 ( X )

                     Post-Effective Amendment No. 52 ( X )

                                    and/or

                       REGISTRATION STATEMENT UNDER THE
                     INVESTMENT COMPANY ACT OF 1940 ( X )

                            Amendment No. 54 ( X )

                       (Check appropriate box or boxes)
                                  __________

                              GOLDMAN SACHS TRUST
              (Exact name of registrant as specified in charter)

                               4900 Sears Tower
                         Chicago, Illinois 60606-6303
                   (Address of principal executive offices)

                        Registrant's Telephone Number,
                       including Area Code 312-993-4400
                                 ____________

           Michael J. Richman, Esq.                 Copies to:
           Goldman, Sachs & Co.                     Jeffrey A. Dalke, Esq.
           85 Broad Street - 12th Floor             Drinker Biddle & Reath LLP
           New York, New York 10004                 1345 Chestnut Street
                                                    Philadelphia, PA 19107
           (Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

( )  Immediately upon filing pursuant to paragraph (b)
( )  On (date) pursuant to paragraph (b)
( )  60 days after filing pursuant to paragraph (a)(1)
( )  On (date) pursuant to paragraph (a)(1)
( )  75 days after filing pursuant to paragraph (a)(2)
(X)  On April 30, 1999 pursuant to paragraph (a)(2) of rule 485.

 Prospectus                                       CLASS A, B
                                                  AND C SHARES

                                                  April 30, 1999

------------------------------------------------------------------------------
  GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
------------------------------------------------------------------------------
                                                      .Goldman Sachs
                                                       CORE
                                                       International
                                                       Equity Fund

                                                      .Goldman Sachs
                                                       International
                                                       Equity Fund

                       (INSERT ARTWORK)               .Goldman Sachs
                                                       European Equity
                                                       Fund

                                                      .Goldman Sachs
                                                       Japanese Equity
                                                       Fund

                                                      .Goldman Sachs
                                                       International
                                                       Small Cap Fund

                                                      .Goldman Sachs
                                                       Emerging
                                                       Markets Equity
                                                       Fund

                                                      .Goldman Sachs
                                                       Asia Growth


  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
  APPROVED OR DISAPPROVED THESE SECURITIES OR
  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
  ANY REPRESENTATION TO THE CONTRARY IS A
  CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT
  AND IS NOT INSURED BY THE FEDERAL DEPOSIT
  INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
  AGENCY. AN INVESTMENT IN A FUND INVOLVES            [LOGO OF GOLDMAN SACHS
  INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF                 APPEARS HERE]
  PRINCIPAL.

General Investment Management Approach

Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the CORE International Equity Fund. Goldman Sachs Asset Management International serves as investment adviser to International Equity, European Equity, Japanese Equity, Interna-tional Small Cap, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Asset Management International are each referred to in this Prospectus as the "Investment Adviser."


 ACTIVELY MANAGED STYLE FUNDS


 Goldman Sachs Actively Managed Investment Philosophy


                                          How the Investment Adviser Acts on
   Belief                                 Belief
------------------------------------------------------------------------------
  .Equity markets are inefficient         Seek excess return through team
                                          driven, research intensive and
                                          bottom-up stock selection.

  .Returns are variable                   Seek to capitalize on variability of
                                          market and regional returns through
                                          value-added asset allocation
                                          decisions.

  .Corporate fundamentals                 Drive investment process through
                                          rigorous analysis of business;
                                          ultimately drive share prices and
                                          company management.

  .A businesses' intrinsic value will be  Seek to realize value through a
   achieved over time                     long-term investment horizon.

  .Portfolio risk must be carefully       Seek to systematically monitor and
   analyzed and monitored                 manage risk through diversification,
                                          multi-factor risk models and
                                          currency management.
------------------------------------------------------------------------------

 Equity securities for these Funds are evaluated based on bottom-up stock selection process, portfolio construction, and portfolio review and analy-sis.

--------------------------------------------------------------------------------


                                                                             1-I

 QUANTITATIVE ("CORE") STYLE FUNDS


 Goldman Sachs Quantitative Multifactor Model
 The CORE International Equity Fund uses the Goldman Sachs proprietary multifactor models (each a "Multifactor Model"), a rigorous computerized rating system, to forecast the returns of securities held in the Fund's portfolio.

 The Multifactor Models incorporates common variables covering measures of:
 .Value (price-to-book, price-to-earnings, cash flow to enterprise value) .Momentum (earnings momentum, price momentum, sustainable growth)
 .Risk (market risk, company-specific risk, earnings risk)

 All of the above factors are carefully evaluated within the Multifactor Mod-els since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast.

 CORE stands for "Computer-Optimized Research Enhanced."

--------------------------------------------------------------------------------

2-I

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs CORE International Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term growth of capital

         Benchmarks   Morgan Stanley Capital International Europe, Australia,
                      Far East ("EAFE") Index (unhedged)

   Investment Focus   Large capitalization equity securities of companies that
                      are organized outside the United States or whose securi-ties are primarily traded outside the United States

   Investment Style   Quantitative


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund's assets are invested in at least three foreign countries. Emerging countries are coun-tries with economies or securities markets that are considered by the Investment Adviser not to be fully developed.

 The Fund seeks broad representation of large cap issuers across major coun-tries and sectors of the international economy. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintain-ing risk, style, capitalization and industry characteristics similar to the EAFE Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE Index.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

                                                                             3-I

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs International Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   FT/S&P Actuaries Europe & Pacific Index (unhedged)

   Investment Focus   Equity securities of companies organized outside the
                      United States or whose securities are principally traded outside the United States

   Investment Style   Actively Managed


 INVESTMENT OBJECTIVE

 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than those in which the International Small Cap Fund primarily intends to invest.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries.

 The Fund expects to invest a substantial portion of its assets in the secu-rities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the emerging countries in which the Emerging Markets Equity Fund may invest. Many of the emerging countries in which the Fund may invest involve risks that are not present in investments in more developed countries.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities.

4-I

Goldman Sachs European Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   FT/S&P Actuaries Europe Index (unhedged)

   Investment Focus   Equity securities of European companies

   Investment Style   Actively Managed


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of European companies. Because of its focus, the Fund will be more susceptible to European economic, market, political and local risks than a fund that is more geographically diversified.

 A European issuer is a company that either:
 .Has a class of its securities whose principal securities markets is in a
  European country;
 .Is organized under the laws of, or has a principal office in, a European country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more of the European countries; or .Maintains 50% or more of its assets in one or more of the European coun-
  tries.

 The Fund may allocate its assets among different countries as determined by the Investment Adviser from time to time, provided that the Fund's assets are invested in at least three European countries. It is currently antici-pated that a majority of the Fund's assets will be invested in the equity securities of large cap companies located in the developed countries of Western Europe. However, the Fund may also invest, without limit, in mid cap companies and small cap companies, as well as companies located in emerging countries in which the Emerging Markets Equity Fund may invest, including the states that formerly comprised the Soviet Union and Yugoslavia.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-European countries and in fixed-income securities.

                                                                             5-I

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Japanese Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   Tokyo Price Index ("TOPIX") (unhedged)

   Investment Focus   Equity securities of Japanese companies

   Investment Style   Actively Managed


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of Japanese companies. A Japanese issuer is a company that either:
 .Has a class of its securities whose principal securities markets is in
  Japan;
 .Is organized under the laws of, or has a principal office in Japan; .Derives 50% or more of its total revenue from goods produced, sales made or services performed in Japan; or
 .Maintains 50% or more of its assets in Japan.

 The Fund's concentration in Japanese companies will expose it to the risk of adverse social, political and economic events which occur in Japan or affect the Japanese markets.

 Japan's economy, the second largest in the world, has grown substantially over the last three decades. Since 1990, however, Japan's economic growth has declined significantly, and is currently subject to deflationary pres-sures. In addition to this economic downturn, Japan is undergoing structural adjustments related to high wages and taxes, currency valuations and struc-tural rigidities. Japan has also been experiencing notable uncertainty and loss of public confidence in connection with the reform of its political process and the deregulation of its economy. These conditions present risks to the Japanese Equity Fund and its ability to attain its investment objec-tive.

6-I

 Japan's economy is heavily dependent upon international trade, and is espe-cially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A sub-stantial rise in world oil or commodity prices, or a fall-off in Japan's manufactured exports, could be expected to adversely affect Japan's economy. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. As of the date of this Prospectus, Japan's banking industry con-tinued to suffer from non-performing loans, declining real estate values and lower valuations of securities holdings.

 The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are also not always equally enforced.

 The common stocks of many Japanese companies trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the U.S. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason price-earnings ratios of the stocks of Japanese companies have tended his-torically to be higher than those of U.S. stocks. In addition, Japanese com-panies have tended to have higher growth rates than U.S. companies, and Jap-anese interest rates have generally been lower than U.S. interest rates. These factors have contributed to lower discount rates and higher price-earnings ratios in Japan than in the U.S.

 During the recent past the average stock market prices of Japanese compa-nies, as measured by major indices such as the NIKKEI 225 Average, have experienced a substantial decline. It is not possible to determine whether this general decline will continue.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-Japanese companies and in fixed-income securities, which may include up to 10% in emerging countries. Many of the emerging countries in which the Fund may invest involve risks that are not present in investments in more developed countries.

                                                                             7-I

Goldman Sachs International Small Cap Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   Morgan Stanley Capital International EAFE Small Cap
                      Index (unhedged)

   Investment Focus   Equity securities of foreign companies with public stock
                      market capitalizations of $1 billion or less at the time of investment

   Investment Style   Actively Managed


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of companies:
 .With public stock market capitalizations of $1 billion or less at the time of investment; and
 .That are organized outside the United States or whose securities are prin-cipally traded outside the United States.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in small cap securities of companies in the developed countries of Western Europe, Japan and Asia. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the emerging countries in which the Emerging Market Equity Fund may invest. Many of the emerging countries in which the Fund may invest involve risks that are not present in investments in more developed coun-tries.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of larger cap companies with public stock market capital-izations of more than $1 billion at the time of investment and in fixed-income securities. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its invest-ment objective, continue to hold the security.

8-I

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Emerging Markets Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   Morgan Stanley Capital International Emerging Markets
                      Free Index

   Investment Focus   Equity securities of emerging country issuers

   Investment Style   Actively Managed


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of emerging country issuers. The Investment Adviser may consider classifica-tions by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include among others, most Latin American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund's investment focus will be in the following emerging countries:

  .Argentina          .Egypt           .Jordan         .Philippines        .Sri Lanka
  .Botswana           .Greece          .Kenya          .Poland             .Taiwan
  .Brazil             .Hong Kong       .Malaysia       .Portugal           .Thailand
  .Chile              .Hungary         .Mexico         .Russia             .Turkey
  .China              .India           .Morocco        .Singapore          .Venezuela
  .Colombia           .Indonesia       .Pakistan       .South Africa       .Zimbabwe
  .Czech Republic     .Israel          .Peru           .South Korea

                                                                             9-I

 An emerging country issuer is any company that either:
 .Has a class of its securities whose principal securities market is in an emerging country;
 .Is organized under the laws of, or has a principal office in, an emerging country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more emerging countries; or .Maintains 50% or more of its assets in one or more of the emerging coun-
  tries.

 Concentration of the Fund's assets in one or a few emerging countries and currencies will subject the Fund to greater risks than if the Fund's assets were not so concentrated.

 Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its total assets in securities of issuers in any one emerging country. Allocation of the Fund's investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers' and Goldman Sachs economists' views of the rela-tive attractiveness of emerging countries and currencies are considered in allocating the Fund's assets among emerging countries. Investments in emerg-ing countries involve risks that are not present in investments in more developed countries.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in
 (i) fixed-income securities of private and governmental emerging country issuers; and (ii) equity and fixed-income securities of issuers in developed countries.

10-I

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Asia Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   Morgan Stanley Capital International All County Asia
                      Free ex-Japan Index (unhedged)

   Investment Focus   Equity securities of companies in Asian countries

 Investment Process   Actively Managed


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of Asian issuers.
 An Asian issuer is any company that either:
 .Has a class of its securities whose principal securities markets is in one or more Asian country;
 .Is organized under the laws of, or has a principal office in, an Asian country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more Asian countries; or .Maintains 50% or more of its assets in one or more Asian countries.

 The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund's investment policies, Asian countries are:
 .China               .Malaysia           .South Korea
 .Hong Kong           .Pakistan           .Sri Lanka
 .India               .Philippines        .Taiwan
 .Indonesia           .Singapore          .Thailand

 as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments.

                                                                            11-I

 Allocation of the Fund's investments will depend upon the Investment Advis-er's views of the relative attractiveness of the Asian markets and particu-lar issuers.

 Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not so concentrated. For example, on January 31, 1999 (the end of the Fund's last fiscal year), more than 35% of the Fund's assets were invested in securities that traded in Hong Kong.

 Starting in mid-1997 some Pacific region countries began to experience cur-rency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. This situation resulted in a significant drop in the securities prices of companies located in the region. Some coun-tries have experienced government intervention, have sought assistance from the International Monetary Fund and are undergoing substantial domestic unrest. Although some countries are taking steps to restructure their finan-cial sectors in a manner that may facilitate a return to long-term economic growth, there can be no assurance that these efforts will be successful or that their current problems will not persist. At the end of its last fiscal year, a substantial portion of the Asia Growth Fund was invested in securi-ties traded in the Hong Kong market. In 1997, the sovereignty of Hong Kong reverted from the United Kingdom to China. Although Hong Kong is, by law, to maintain a high degree of autonomy, there can also be no assurance that the general economic position of Hong Kong will not be adversely affected as a result of the exercise of Chinese sovereignty over Hong Kong. In particular, business confidence in Hong Kong can be significantly affected by political developments and statements by public figures in China, which can in turn affect the performance of the securities markets. In addition, the reversion of Hong Kong to China has created uncertainty as to future currency valua-tions relative to the U.S. dollar. Any future valuation changes could be adverse from the perspective of U.S. investors.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and in fixed-income securities.

12-I

                      [This page intentionally left blank]



                                                                            13-I

Other Investment Practices and Securities

 The table below identifies some of the investment practices and securities that may (but are not required to) be used by the Funds. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semiannual reports. For more information see Appendix A.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 . No asset limitation on usage; limited only by the objectives and strategies of the Fund
--Not permitted

                                              CORE
                                          International International European
                                             Equity        Equity      Equity
                                              Fund          Fund        Fund
------------------------------------------------------------------------------
Investment Practices
Cross Hedging of currencies                     .             .          .
Equity Swaps                                   10            10          10
Currency Swaps                                  .             .          .
Foreign Currency Transactions                   .             .          .
Futures Contracts and Options on Futures
 Contracts                                      .             .          .
Options on Foreign Currencies/1/                .             .          .
Options on Securities and Securities
 Indices/2/                                     .             .          .
Custodial Receipts                              .             .          .
Unseasoned Companies                            .             .          .
Warrants and Stock Purchase Rights              .             .          .
Repurchase Agreements                           .             .          .
Securities Lending                           33 1/3        33 1/3      33 1/3
Short Sales Against the Box                    --            25          25
------------------------------------------------------------------------------

 1 May purchase and sell call and put options.
 2 May sell covered call and put options and purchase call and put options.

14-I

                                       OTHER INVESTMENT PRACTICES AND SECURITIES







  Japanese             International                      Emerging                        Asia
   Equity                Small Cap                         Markets                       Growth
    Fund                   Fund                          Equity Fund                      Fund
----------------------------------------------------------------------------------------------------
     .                       .                                .                            .
      10                     10                               10                            10
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
   33 1/3                 33 1/3                           33 1/3                        33 1/3
      25                    25                                25                            25
----------------------------------------------------------------------------------------------------

                                                                            15-I

                                       OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 . No asset limitation on usage; limited only by the objectives and strategies of the Fund
--Not permitted

                                              CORE
                                          International International European
                                             Equity        Equity      Equity
                                              Fund          Fund        Fund
------------------------------------------------------------------------------
Investment Securities
American, European and Global Depository
 Receipts                                       .             .          .
Asset-Backed and Mortgage-Backed
 Securities                                    --             .          .
Bank Obligations/1/                             .             .          .
Convertible Securities                          .             .          .
Corporate Debt Obligations                      ./2/          35         35
Equity Securities                               90+           65+        65+
Emerging Market Securities                      25            .          .
Fixed Income Securities/3/                      ./2/          35         35/1/
Foreign Securities                              .             .          .
Foreign Government Securities                   .             .          .
Non-Investment Grade Fixed Income
 Securities                                     --            35/4/      35/4/
Real Estate Investment Trusts                   .             .          .
Structured Securities                           .             .          .
Temporary Defensive Investments                 35           100        100
U.S. Government Securities                     35             .          .
------------------------------------------------------------------------------

  1  Issued by U.S. or foreign banks.
  2  Cash equivalents only.
  3 Except as noted under "Non-Investment Grade Fixed Income Securities," fixed-income securities are rated at least investment grade (i.e. BBB or higher by Standard & Poor's Rating Group ("Standard & Poor's") or Baa or higher by Moody's Investor's Service, Inc. ("Moody's").
  4 May be unrated or rated BB or lower by Standard & Poor's or Ba or lower by Moody's.

16-I

                                       OTHER INVESTMENT PRACTICES AND SECURITIES





 Japanese               Int'l                          Emerging
  Equity              Small Cap                         Markets                         Asia Growth
   Fund                 Fund                          Equity Fund                          Fund
---------------------------------------------------------------------------
    .                     .                                .                                 .
    .                     .                                .                                 .
    .                     .                                .                                 .
    .                     .                                .                                 .
    35                    .                                .                                 .
    65+                   65+                              65+                               65+
    .                     .                                .                                 .
    35                    .                                .                                 35
    .                     .                                .                                 .
    .                    --                                .                                 .
    35/4/                 35/4/                            35/4/                             35/4/
    .                     .                                .                                 .
    .                     .                                .                                 .
   100                   100                               35                               100
    .                     .                               35                                 .
---------------------------------------------------------------------------


                                                                            17-I

Principal Risks of the Funds

 Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

                                   Principal Investment Risks
                    ---------------------------------------------------------

 .Applicable
 --Not Applicable

                     CORE                             Int'l   Emerging
                    Int'l  Int'l  European Japanese Small Cap Markets   Asia
                    Equity Equity  Equity   Equity   Equity    Equity  Growth
 ----------------------------------------------------------------------------
  Credit              --     .       .        .         .        .       .
  Emerging Markets    .      .       .        .         .        .       .
  Interest Rate       .      .       .        .         .        .       .
  Small Cap Stock     --     --      --       --        .        .       .
  Foreign             .      .       .        .         .        .       .
  Derivatives         .      .       .        .         .        .       .
  Management          .      .       .        .         .        .       .
  Market              .      .       .        .         .        .       .
  Liquidity           .      .       .        .         .        .       .
  Stock               .      .       .        .         .        .       .
  Other               .      .       .        .         .        .       .
 ----------------------------------------------------------------------------

 .Credit/Default Risk--The risk that an issuer of fixed-income securities
  (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

 .Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value.

 .Small Cap Stock and REIT Risk--The securities of small capitalization stocks and REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or with-out a substantial drop in price.

18-I

 ALL FUNDS

 .Foreign Risks--The risk that when a Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability.These risks may involve the imposition of exchange controls, confiscation and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

 .Derivatives Risk--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments, which may be leveraged.

 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

 .Market Risk--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual compa-nies and/or general economic conditions. Price changes may be temporary or last for extended periods.

 .Liquidity Risk--The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus, because of unu-sual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic market or political events, or adverse investor perceptions, whether or not accurate.

 .Emerging Markets Risk--The securities markets of Asian, Latin American,
  Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capi-talization, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting require-ments as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political dis-ruptions. These risks are not normally associated with investment in more developed countries.

 .Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this prospectus, U.S. stock markets and certain

                                                                            19-I

                                  PRINCIPAL INVESTMENT SECURITIES AND TECHNIQUES

  foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

 More information about the Fund's portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

                                                                            20-I

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar charts and tables below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund's Class A Shares from year to year and (b) how the average annual returns of a Fund's Class A, B and C Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge ("CDSC") for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar chart does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. The European Equity, Japanese Equity and International Small Cap Funds did not commence operations until October 1, 1998, May 1, 1998 and May 1, 1998, respectively. Since these Funds have less than one calendar year's performance, no performance infor-mation is provided in this section.

                                                                FUND PERFORMANCE

CORE International Equity Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was  %.

                                            (INSERT GRAPH)


 Best Quarter


 Q  '9          %

 AVERAGE ANNUAL TOTAL RETURN
 Worst Quarter


 Q  '9          %

  FOR THE PERIOD ENDED DECEMBER 31, 1998        1 YEAR SINCE INCEPTION
 ---------------------------------------------------------------------
  CLASS A (INCEPTION 8/15/97)
  Including Sales Charges                          %           %
  Morgan Stanley Capital International Europe,
   Australia, Far East (EAFE) Index*               %           %
 ---------------------------------------------------------------------
  CLASS B (INCEPTION 8/15/97)
  Including CDSC                                   %           %
  Morgan Stanley Capital International Europe,
   Australia, Far East (EAFE) Index*               %           %
 ---------------------------------------------------------------------
  CLASS C (INCEPTION 8/15/97)
  Including CDSC                                   %           %
  Morgan Stanley Capital International Europe,
   Australia, Far East (EAFE) Index*               %           %
 ---------------------------------------------------------------------

 * The unmanaged Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index is a market capitalization-weighted composite of securi-ties in 20 developed markets. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

International Equity Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was  %.

                                            (INSERT GRAPH)


 Best Quarter


 Q  '9          %

 AVERAGE ANNUAL TOTAL RETURN
 Worst Quarter


 Q  '9          %

  FOR THE PERIOD ENDED DECEMBER 31, 1998   1 YEAR 5 YEARS SINCE INCEPTION
 ------------------------------------------------------------------------
  CLASS A (INCEPTION 12/1/92)
  Including Sales Charges                     %       %           %
  FT/S&P Actuaries Europe & Pacific Index
   (unhedged)*                                %       %           %
 ------------------------------------------------------------------------
  CLASS B (INCEPTION 5/1/96)
  Including CDSC                              %     N/A           %
  FT/S&P Actuaries Europe & Pacific Index
   (unhedged)*                                %     N/A           %
 ------------------------------------------------------------------------
  CLASS C (INCEPTION 8/15/97)
  Including CDSC                              %     N/A           %
  FT/S&P Actuaries Europe & Pacific Index
   (unhedged)*                                %     N/A           %
 ------------------------------------------------------------------------

 * The unmanaged FT/S&P Actuaries Europe & Pacific Index ("EuroPac") is a mar-ket capitalization-weighted composite of approximately 1,500 stocks from 20 countries in Europe and the Asia-Pacific region. From the inception of the Fund until 8/31/94, the Fund was managed using the hedged EuroPac as a benchmark, and after such date, the unhedged EuroPac as a benchmark. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Emerging Markets Equity Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was  %.

                                            (INSERT GRAPH)


 Best Quarter

 Q  '9          %

 Worst Quarter
 Q  '9          %

 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998                 1 YEAR SINCE INCEPTION
 ------------------------------------------------------------------------------
  CLASS A (INCEPTION 12/15/97)
  Including Sales Charges                                   %           %
  Morgan Stanley Capital International Emerging Markets
   Free (EMF) Index*                                        %           %
 ------------------------------------------------------------------------------
  CLASS B (INCEPTION 12/15/97)
  Including CDSC                                            %           %
  Morgan Stanley Capital International Emerging Markets
   Free (EMF) Index*                                        %           %
 ------------------------------------------------------------------------------
  CLASS C (INCEPTION 12/15/97)
  Including CDSC                                            %           %
  Morgan Stanley Capital International Emerging Markets
   Free (EMF) Index*                                        %           %
 ------------------------------------------------------------------------------

 * The unmanaged Morgan Stanley Capital International Emerging Markets Free
   (EMF) Index is a market capitalization-weighted composite of securities in over 30 emerging markets countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

Asia Growth Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was  %.

                                            (INSERT GRAPH)


 Best Quarter


 Q     '9       %

 AVERAGE ANNUAL TOTAL RETURN
 Worst Quarter


 Q     "9       %

  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                  1 YEAR 3 YEAR SINCE INCEPTION
 --------------------------------------------------------------------
  CLASS A (Inception 7/8/94)
  Including Sales Charges                  %      %           %
  Morgan Stanley Capital International
   All Country Asia Free ex-Japan*         %      %           %
 --------------------------------------------------------------------
  CLASS B (Inception 5/1/96)
  Including CDSC                           %    N/A           %
  Morgan Stanley Capital International
   All Country Asia Free ex-Japan*         %    N/A           %
 --------------------------------------------------------------------
  CLASS C (Inception 8/15/97)
  Including CDSC                           %    N/A           %
  Morgan Stanley Capital International
   All Country Asia Free ex-Japan*         %    N/A           %
 --------------------------------------------------------------------

 * The unmanaged Morgan Stanley Capital International All Country Asia Free ex-Japan Index is a market capitalization-weighted composite of securities in ten Asian countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

                      [This page intentionally left blank]

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Fund.


                                                     CORE INTERNATIONAL
                                                         EQUITY FUND
                                                   ---------------------------
                                                   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/6/
Management Fees                                     0.85%     0.85%     0.85%
Distribution and Service Fees                       0.50%     1.00%     1.00%
Other Expenses/7/                                   0.59%     0.59%     0.59%
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.94%     2.44%     2.44%
--------------------------------------------------------------------------------

See page 15 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense waivers and limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and Total Fund Operating Expenses" may increase without shareholder approval.

                                                          CORE INTERNATIONAL
                                                              EQUITY FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        0.85%   0.85%   0.85%
  Distribution and Service Fees                          0.50%   1.00%   1.00%
  Other Expenses/7/                                      0.31%   0.31%   0.31%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)*                             1.66%   2.16%   2.16%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES

                                                    INTERNATIONAL EQUITY
                                                            FUND
                                                   ---------------------------
                                                   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/6/
Management Fees                                     1.00%     1.00%     1.00%
Distribution and Service Fees                       0.50%     1.00%     1.00%
Other Expenses/7/                                   0.37%     0.37%     0.37%
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.87%     2.37%     2.37%
--------------------------------------------------------------------------------

See page 15 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense waivers and limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and Total Fund Operating Expenses" may increase without shareholder approval.

                                                         INTERNATIONAL EQUITY
                                                                 FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        1.00%   1.00%   1.00%
  Distribution and Service Fees                          0.50%   1.00%   1.00%
  Other Expenses/7/                                      0.29%   0.29%   0.29%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)*                             1.79%   2.29%   2.29%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued

                                                    EUROPEAN EQUITY FUND
                                                   ---------------------------
                                                   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/6/
Management Fees                                     1.00%     1.00%     1.00%
Distribution and Service Fees                       0.50%     1.00%     1.00%
Other Expenses/7/                                   0.84%     0.84%     0.84%
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                      2.34%     2.84%     2.84%
--------------------------------------------------------------------------------

See page 15 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense waivers and limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and Total Fund Operating Expenses" may increase without shareholder approval.

                                                         EUROPEAN EQUITY FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        1.00%   1.00%   1.00%
  Distribution and Service Fees                          0.50%   1.00%   1.00%
  Other Expenses/7/                                      0.29%   0.29%   0.29%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)*                             1.79%   2.29%   2.29%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued

                                                    JAPANESE EQUITY FUND
                                                   ---------------------------
                                                   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/6/
Management Fees                                     1.00%     1.00%     1.00%
Distribution and Service Fees                       0.50%     1.00%     1.00%
Other Expenses/7/                                   2.22%     2.22%     2.22%
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                      3.72%     4.22%     4.22%
--------------------------------------------------------------------------------

See page 15 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense waivers and limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and Total Fund Operating Expenses" may increase without shareholder approval.

                                                         JAPANESE EQUITY FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        1.00%   1.00%   1.00%
  Distribution and Service Fees                          0.50%   1.00%   1.00%
  Other Expenses/7/                                      0.20%   0.20%   0.20%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)*                             1.70%   2.20%   2.20%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued

                                                   INTERNATIONAL SMALL CAP
                                                            FUND
                                                   ---------------------------
                                                   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/6/
Management Fees                                     1.20%     1.20%     1.20%
Distribution and Service Fees                       0.50%     1.00%     1.00%
Other Expenses/7/                                   3.50%     3.50%     3.50%
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                      5.20%     5.70%     5.70%
--------------------------------------------------------------------------------

See page 15 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense waivers and limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and Total Fund Operating Expenses" may increase without shareholder approval.

                                                        INTERNATIONAL SMALL CAP
                                                                 FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        1.20%   1.20%   1.20%
  Distribution and Service Fees                          0.50%   1.00%   1.00%
  Other Expenses/7/                                      0.35%   0.35%   0.35%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)*                             2.05%   2.55%   2.55%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued

                                                   EMERGING MARKETS EQUITY
                                                            FUND
                                                   ---------------------------
                                                   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/6/
Management Fees                                     1.20%     1.20%     1.20%
Distribution and Service Fees                       0.50%     1.00%     1.00%
Other Expenses/7/                                   0.65%     0.65%     0.65%
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                      2.35%     2.85%     2.85%
--------------------------------------------------------------------------------

See page 15 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense waivers and limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and Total Fund Operating Expenses" may increase without shareholder approval.

                                                        EMERGING MARKETS EQUITY
                                                                 FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        1.20%   1.20%   1.20%
  Distribution and Service Fees                          0.50%   1.00%   1.00%
  Other Expenses/7/                                      0.34%   0.34%   0.34%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)*                             2.04%   2.54%   2.54%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued

                                                      ASIA GROWTH FUND
                                                   ---------------------------
                                                   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/6/
Management Fees                                     1.00%     1.00%     1.00%
Distribution and Service Fees                       0.50%     1.00%     1.00%
Other Expenses/7/                                   0.50%     0.50%     0.50%
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                      2.00%     2.50%     2.50%
--------------------------------------------------------------------------------

See page 15 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense waivers and limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and Total Fund Operating Expenses" may increase without shareholder approval.

                                                           ASIA GROWTH FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        1.00%   1.00%   1.00%
  Distribution and Service Fees                          0.50%   1.00%   1.00%
  Other Expenses/7/                                      0.35%   0.35%   0.35%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)*                             1.85%   2.35%   2.35%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


/1/The maximum sales charge is a percentage of the offering price. A contingent deferred sales charge ("CDSC") of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
/2/The maximum CDSC is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were origi-nally purchased.
/3/A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and elim-inated thereafter.
/4/A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of pur-chase.
/5/A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Funds or shares of the Goldman Sachs Institu-tional Liquid Assets Portfolios (the "ILA Portfolios") and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each 12 month period. A fee of $12.50 may be charged for each sub-sequent exchange during such period.
/6/The Funds' annual operating expenses have been restated to reflect current fees.
/7/"Other Expenses" include transfer agency fees equal to 0.19% of the average daily net assets of each Fund's Class A, B and C Shares, plus all other ordi-nary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit certain "Other Expenses" (excluding management fees, distri-bution and service fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund's average daily net assets:

                   OTHER
FUND              EXPENSES
--------------------------
CORE
  International
  Equity           0.12%
International
  Equity           0.10%
European Equity    0.10%
Japanese Equity    0.01%
International
  Small Cap        0.16%
Emerging Markets
  Equity           0.15%
Asia Growth        0.16%

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


FUND                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
----------------------------------------------------------
CORE INTERNATIONAL EQUITY
Class A Shares              $       $       $       $
Class B Shares
 - Assuming complete
  redemption at end of
  period
 - Assuming no redemption   $       $       $       $
Class C Shares              $       $       $       $
 - Assuming complete
  redemption at end of
  period
 - Assuming no redemption   $       $       $       $
----------------------------------------------------------
INTERNATIONAL EQUITY
Class A Shares              $       $       $       $
Class B Shares
 - Assuming complete
  redemption at end of
  period
 - Assuming no redemption   $       $       $       $
Class C Shares              $       $       $       $
 - Assuming complete
  redemption at end of
  period
 - Assuming no redemption   $       $       $       $
----------------------------------------------------------
EUROPEAN EQUITY
Class A Shares              $       $       $       $
Class B Shares
 - Assuming complete
  redemption at end of
  period
 - Assuming no redemption   $       $       $       $
Class C Shares              $       $       $       $
 - Assuming complete
  redemption at end of
  period
 - Assuming no redemption   $       $       $       $
----------------------------------------------------------

Fund Fees and Expenses continued


FUND                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------
JAPANESE EQUITY
Class A Shares             $       $       $       $
Class B Shares
 - Assuming complete
  redemption at end of
  period
 - Assuming no redemption  $       $       $       $
Class C Shares             $       $       $       $
 - Assuming complete
  redemption at end of
  period
 - Assuming no redemption  $       $       $       $
---------------------------------------------------------
INTERNATIONAL SMALL CAP
Class A Shares             $       $       $       $
Class B Shares
 - Assuming complete
  redemption at end of
  period
 - Assuming no redemption  $       $       $       $
Class C Shares             $       $       $       $
 - Assuming complete
  redemption at end of
  period
 - Assuming no redemption  $       $       $       $
---------------------------------------------------------
EMERGING MARKETS EQUITY
Class A Shares             $       $       $       $
Class B Shares
 - Assuming complete
  redemption at end of
  period
 - Assuming no redemption  $       $       $       $
Class C Shares             $       $       $       $
 - Assuming complete
  redemption at end of
  period
 - Assuming no redemption  $       $       $       $
---------------------------------------------------------
ASIA GROWTH
Class A Shares             $       $       $       $
Class B Shares
 - Assuming complete
  redemption at end of
  period
 - Assuming no redemption  $       $       $       $
Class C Shares             $       $       $       $
 - Assuming complete
  redemption at end of
  period
 - Assuming no redemption  $       $       $       $
---------------------------------------------------------

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.
Certain institutions that sell Class A, Class B and Class C Shares and/or their salespersons may receive other compensation in connection with the sale and distribution of such shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "What Should I Know When I Purchase Shares Through An Authorized Dealer?"

                                                          FUND FEES AND EXPENSES


 PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES


 Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund's average daily net assets attributed to Class A, Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or simi-lar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

 In connection with the sale of Class C Shares, Goldman Sachs begins paying the 0.25% service fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

Service Providers

 INVESTMENT ADVISERS



  Investment Adviser                            Fund
 ------------------------------------------------------------------------
  Goldman Sachs Asset Management ("GSAM")       CORE International Equity
   One New York Plaza
   New York, New York 10004
 ------------------------------------------------------------------------
  Goldman Sachs Asset Management International
   ("GSAMI")                                    International Equity
   133 Petersborough Court                      European Equity
   London, England EC4A 2BB                     Japanese Equity
                                                International Small Cap
                                                Emerging Markets Equity
                                                Asia Growth
 ------------------------------------------------------------------------

 GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of December 31, 1998, GSAM and GSAMI, together with their affiliates, acted as investment
 adviser or distributor for assets in excess of $   billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds
 .Provides personnel to perform necessary executive, administrative and cler-ical services to the Funds

                                                                             1-J

 .Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                              For the Fiscal Year
                                              or Period Ended
                             Contractual Rate January 31, 1999
 ----------------------------------------------------------------
  GSAM:
 ----------------------------------------------------------------
  CORE International Equity        0.85%                %
 ----------------------------------------------------------------
  GSAMI:
 ----------------------------------------------------------------
  International Equity             1.00%                %
 ----------------------------------------------------------------
  European Equity                  1.00%                %
 ----------------------------------------------------------------
  Japanese Equity                  1.00%                %
 ----------------------------------------------------------------
  International Small Cap          1.20%                %
 ----------------------------------------------------------------
  Emerging Markets Equity          1.20%                %
 ----------------------------------------------------------------
  Asia Growth                      1.00%                %
 ----------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 FUND MANAGERS


 M. Roch Hillenbrand, a Managing Director of Goldman Sachs, is the Head of Global Equities for GSAM, overseeing U.S., Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are con-sistent, reliable and predictable. Roch is also President of Commodities Corporation LLC, of which Goldman Sachs is the parent company. Over the course of his 18-year career at Commodities Corporation, Roch has had exten-sive experience in dealing with inter-

2-J

                                                               SERVICE PROVIDERS

 nal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

 International Equity Portfolio Management Team
 . Global portfolio teams based in London, Singapore, Tokyo and New York.
   Local presence is a key to the Investment Adviser's fundamental research capabilities
 . Teams manage over $27 billion in international equities for retail, insti-
   tutional and high net worth clients
 . Focus on bottom-up stock selection as main driver of returns, though the teams leverage the asset allocation, currency and risk management capabili-ties of GSAM

London-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible     Five Year Employment History
----------------------------------------------------------------------------------------------
 David Dick            Senior Portfolio Manager--      Since        Mr. Dick joined the
 Executive             European Equity Fund            1998         Investment Adviser as a
 Director                                                           senior portfolio manager
                                                                    on the European Equity
                                                                    team in 1998. From 1990
                                                                    to 1998, he was with
                                                                    Mercury Asset
                                                                    Management, where he was
                                                                    a portfolio manager for
                                                                    European equity and was
                                                                    head of Mercury's
                                                                    European sector
                                                                    strategy.
----------------------------------------------------------------------------------------------
 Ivor H. Farman        Portfolio Manager--             Since        Mr. Farman joined the
 Executive             International Equity Fund       1996         Investment Adviser as a
 Director              European Equity Fund            1998         senior portfolio manager
                                                                    in 1996. From 1995 to
                                                                    1996, he was responsible
                                                                    for originating and
                                                                    marketing French equity
                                                                    ideas at Exane in Paris.
                                                                    Prior to 1995, he spent
                                                                    five years engaged in
                                                                    French equity research
                                                                    and marketing at Banque
                                                                    Nationale de Paris and
                                                                    Schroders in London.
----------------------------------------------------------------------------------------------

                                                                             3-J

                                      Years Primarily
 Name and Title   Fund Responsibility Responsible     Five Year Employment History
----------------------------------------------------------------------------------
 Paul Greener      Portfolio               Since       Mr. Greener joined the
 Associate         Manager--               1998        Investment Adviser as a
                   International           1998        member of the Pan-European
                   Equity Fund                         Equity Team responsible for
                   European Equity                     European general retailers,
                   Fund                                business services and
                                                       technology sectors in 1996.
                                                       From 1994 to 1996, he was
                                                       an equity analyst at CIN
                                                       Management. Prior to 1994,
                                                       he was a student at the
                                                       University of Birmingham.
----------------------------------------------------------------------------------
 James P.          Portfolio               Since       Mr. Hordern joined the
 Hordern           Manager--               1998        Investment Adviser as a
 Executive         International                       portfolio manager in 1997.
 Director          Small Cap Fund                      From 1991 to 1997, he was
                                                       an Assistant Director and
                                                       portfolio manager at
                                                       Mercury Asset Management on
                                                       the European Specialist
                                                       Team.
----------------------------------------------------------------------------------
 Ralf Laier        Portfolio               Since       Mr. Laier joined the
 Vice President    Manager--               1998        Investment Adviser as a
                   Emerging Markets                    portfolio manager with a
                   Equity Fund                         focus on Central/Eastern
                                                       European (CEE) and the
                                                       Commonwealth of Independent
                                                       States (CIS) in 1997. Prior
                                                       to joining the Investment
                                                       Adviser, from 1995 to 1997,
                                                       he was Vice President of
                                                       Soros Global Research,
                                                       where he analyzed
                                                       investment opportunities in
                                                       CEE/CIS. From 1994 to 1995,
                                                       he achieved a Ph.D. from
                                                       the Academy of Economics in
                                                       Pozan, Poland, and from
                                                       1992 to 1994 he worked for
                                                       the Polish Ministry of
                                                       Privatization as a Project
                                                       Director developing
                                                       privatization strategies
                                                       for several industry
                                                       sectors.
----------------------------------------------------------------------------------

4-J

                                                               SERVICE PROVIDERS

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible     Five Year Employment History
----------------------------------------------------------------------------------------------
 Susan Noble           Senior Portfolio Manager--      Since        Ms. Noble joined the
 Executive                                                          Investment Adviser as a
 Director              European Equity Fund            1998         senior portfolio manager
                       International Equity Fund       1998         and head of the European
                                                                    Equity Team in October
                                                                    1997. From 1986 to 1997,
                                                                    she worked at Fleming
                                                                    Investment Management in
                                                                    London, where she most
                                                                    recently was Portfolio
                                                                    Management Director for
                                                                    the European equity
                                                                    investment strategy and
                                                                    process.
----------------------------------------------------------------------------------------------
 Ebru Ozsezgin         Portfolio Manager--             Since        Ms. Ozsezgin joined the
 Vice President        Emerging Markets Equity         1998         Investment Adviser as a
                       Fund                                         portfolio manager with a
                                                                    focus on the
                                                                    Mediterranean and Middle
                                                                    East region in 1997.
                                                                    From 1996 to 1997, she
                                                                    was a portfolio manager
                                                                    at Foreign & Colonial,
                                                                    responsible for Middle
                                                                    East investments. From
                                                                    1994 to 1996, she was a
                                                                    fund manager with
                                                                    Framlington Investment
                                                                    Management. From 1990 to
                                                                    1994, she was a manager
                                                                    at Global Securities
                                                                    Ltd.
----------------------------------------------------------------------------------------------
 Andrew                Portfolio Manager--             Since        Mr. Shrimpton joined the
 Shrimpton             Emerging Markets Equity         1998         Investment Adviser as a
 Vice President        Fund                                         portfolio manager with a
                                                                    focus on Africa as well
                                                                    as the financial
                                                                    industry in the EMEA
                                                                    region in 1996. Since
                                                                    1985 he was a UK equity
                                                                    analyst and portfolio
                                                                    manager for CIN
                                                                    Management, where he
                                                                    initiated CIN
                                                                    Management's first
                                                                    investments in Latin
                                                                    America.
----------------------------------------------------------------------------------------------
 Danny Truell          Senior Portfolio Manager--      Since        Mr. Truell joined the
 Executive             European Equity Fund            1998         Investment Adviser as a
 Director                                                           senior portfolio manager
                                                                    and head of UK equities
                                                                    in 1998. From 1992 to
                                                                    1996, he was Investment
                                                                    Banking Executive
                                                                    Director for SBC Warburg
                                                                    and Chief Asian Equity
                                                                    Strategist.
----------------------------------------------------------------------------------------------

                                                                             5-J

New York-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible      Five Year Employment History
-----------------------------------------------------------------------------------------------
 Anna G. Antici       Portfolio Manager--              Since         Ms. Antici joined the
 Vice President       Emerging Markets Equity          1998          Investment Adviser as a
                      Fund                                           portfolio manager in
                                                                     1997. From 1994 to 1997,
                                                                     she was a Vice President
                                                                     for HSBC Asset
                                                                     Management, where she
                                                                     was a portfolio manager
                                                                     for emerging markets and
                                                                     head of the Latin
                                                                     American Department. In
                                                                     1993, she was a senior
                                                                     research analyst for
                                                                     Baring Securities.
-----------------------------------------------------------------------------------------------
 Robert A.            Senior Portfolio Manager--       Since         Mr. Beckwitt joined the
 Beckwitt             Emerging Markets Equity                        Investment Adviser as a
 Vice President       Fund                             1997          portfolio manager in
 and                                                                 1996. From 1986 to 1996,
 Co-Head                                                             he was Chief Investment
 Emerging Market                                                     Strategist-Portfolio
 Equities                                                            Adviser to high net
                                                                     worth investors at
                                                                     Fidelity Investments.
-----------------------------------------------------------------------------------------------
 Melissa Brown        Senior Portfolio Manager--       Since         Ms. Brown joined the
 Vice President       CORE International Equity        1998          Investment Adviser as a
                      Fund                                           portfolio manager in
                                                                     1998. From 1984 to 1998,
                                                                     she was the director of
                                                                     Quantitative Equity
                                                                     Research and served on
                                                                     the Investment Policy
                                                                     Committee at Prudential
                                                                     Securities.
-----------------------------------------------------------------------------------------------
 Mark M. Carhart      Senior Portfolio Manager--       Since         Mr. Carhart joined the
 Vice President       CORE International Equity        1998          Investment Adviser as a
                      Fund                                           member of the
                                                                     Quantitative Research
                                                                     and Risk Management team
                                                                     in 1997. From August
                                                                     1995 to September 1997,
                                                                     he was Assistant
                                                                     Professor of Finance at
                                                                     the Marshall School of
                                                                     Business at USC and a
                                                                     Senior Fellow of the
                                                                     Wharton Financial
                                                                     Institutions Center.
                                                                     From 1993 to 1995, he
                                                                     was a lecturer and
                                                                     graduate student at the
                                                                     University of Chicago
                                                                     Graduate School of
                                                                     Business.
-----------------------------------------------------------------------------------------------

6-J

                                                               SERVICE PROVIDERS

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible      Five Year Employment History
-----------------------------------------------------------------------------------------------
 Kent A. Clark         Senior Portfolio Manager--      Since         Mr. Clark joined the
 Vice President        CORE International Equity       1997          Investment Adviser as a
                       Fund                                          portfolio manager in the
                                                                     quantitative equity
                                                                     management team in 1992.
-----------------------------------------------------------------------------------------------
 Raymond J.            Portfolio Manager--             Since         Mr. Iwanowski joined the
 Iwanowski             CORE International Equity       1998          Investment Adviser as an
 Vice President        Fund                                          associate and portfolio
                                                                     manager in 1997. From
                                                                     1993 to 1997, he was a
                                                                     Vice President and head
                                                                     of the Fixed Derivatives
                                                                     Client Research group at
                                                                     Salomon Brothers.
-----------------------------------------------------------------------------------------------
 Robert C. Jones       Senior Portfolio Manager--      Since         Mr. Jones joined the
 Managing              CORE International Equity       1997          Investment Adviser as a
 Director              Fund                                          portfolio manager in
                                                                     1989.
-----------------------------------------------------------------------------------------------

Singapore-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible      Five Year Employment History
-----------------------------------------------------------------------------------------------
 Alice Lui             Portfolio Manager--             Since         Ms. Lui joined the
 Vice President        Asia Growth Fund                1994          Investment Adviser as a
                                                                     portfolio manager in
                                                                     1990.
-----------------------------------------------------------------------------------------------
 Warwick M.            Senior Portfolio Manager--      Since         Mr. Negus joined the
 Negus                 Asia Growth Fund                              Investment Adviser as a
 Managing              Emerging Markets Equity         1994          portfolio manager in
 Director and          Fund                            1997          1994. From 1987 to 1994,
 Co-Head               Portfolio Manager--                           he was a Vice President
 Emerging Market       International Equity Fund                     of Bankers Trust
 Equities              International Small Cap         1994          Australia Ltd where he
                       Fund                            1998          was the Chief Investment
                                                                     Officer of its Southeast
                                                                     Asian investment team.
-----------------------------------------------------------------------------------------------
 Ramakrishna           Portfolio Manager--             Since         Mr. Shankar joined the
 Shanker               Asia Growth Fund                1997          Investment Adviser as an
 Vice President        Emerging Markets Equity         1998          operations manager in
                       Fund                                          1997. From July 1996 to
                                                                     1997, he worked for
                                                                     Goldman Sachs in
                                                                     Singapore as a strategic
                                                                     advisor for transactions
                                                                     involving infrastructure
                                                                     industries in Asia. From
                                                                     1988 to 1996, he worked
                                                                     for Goldman Sachs as an
                                                                     investment banker in the
                                                                     Investment Banking
                                                                     Division.
-----------------------------------------------------------------------------------------------

                                                                             7-J

--------------------------------------------------------------------------------
Tokyo-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible      Five Year Employment History
-----------------------------------------------------------------------------------------------
 Guy P. de C.          Senior Portfolio Manager--      Since         Mr. Bennett joined the
 Bennett               Japanese Equity Fund                          Investment Adviser as a
 Vice President        Portfolio Manager--             1998          portfolio manager in
                       International Equity Fund                     1996 and is also co-head
                                                       1997          of GSAM's Japanese
                                                                     Equity Group in Tokyo.
                                                                     From 1984 to 1996, he
                                                                     was a portfolio manager
                                                                     and an Executive
                                                                     Director at CIN
                                                                     Management.
-----------------------------------------------------------------------------------------------
 Shigeka Kouda         Portfolio Manager--             Since         Mr. Kouda joined the
 Vice President        International Small Cap         1998          Investment Adviser as a
                       Fund                                          portfolio manager in
                                                                     1997. From 1992 to 1997,
                                                                     he was at the Fixed
                                                                     Income Division of
                                                                     Goldman Sachs (Japan)
                                                                     Limited, where he was
                                                                     extensively involved in
                                                                     emerging markets trading
                                                                     as well as International
                                                                     Fixed Income
                                                                     institutional sales.
-----------------------------------------------------------------------------------------------
 Shogo Maeda           Senior Portfolio Manager--      Since         Mr. Maeda joined the
 Managing              Japanese Equity Fund                          Investment Adviser as a
 Director              Portfolio Manager--             1994          portfolio manager in
                       International Equity Fund                     1994. From 1987 to 1994,
                       International Small Cap         1994          he worked at Nomura
                       Fund                            1998          Investment Management
                                                                     Incorporated as a Senior
                                                                     Portfolio Manager.
-----------------------------------------------------------------------------------------------
 Miyako                Portfolio Manager--             Since         Ms. Shibamoto joined the
 Shibamoto             Japanese Equity Fund            1998          Investment Adviser as a
 Vice President                                                      member of the Japanese
                                                                     Equity team in March
                                                                     1998. From 1993 to 1998,
                                                                     she was a Vice President
                                                                     at Scudder Stevens and
                                                                     Clark (Japan).
-----------------------------------------------------------------------------------------------
 Takeya Suzuki         Portfolio Manager--             Since         Mr. Suzuki joined the
 Vice President        Japanese Equity Fund            1998          Investment Adviser as a
                                                                     portfolio manager in
                                                                     1996. From 1990 to 1996,
                                                                     he was a Japanese equity
                                                                     portfolio manager at
                                                                     Nomura Investment
                                                                     Management where he
                                                                     actively managed assets
                                                                     for U.S. pension funds.
-----------------------------------------------------------------------------------------------

8-J

                                                               SERVICE PROVIDERS


 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as the Funds' transfer agent (the "Transfer Agent") and as such performs various share-holder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regula-tory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," which may lead to computer shutdowns or errors

                                                                             9-J

  (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner.
  In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
  . The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
  . The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems and the Investment Adviser will continue to monitor the situation.

  Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to con-tinue to service the Funds at current levels.

  In addition, Investment Advisor has undertaken measures to ensure that it appropriately takes into account available information concerning the Year 2000 preparedness of the issuers of securities held by the Funds. The Investment Advisor may obtain such Year 2000 information from various sources which the Investment Advisor believes to be reliable, including the issuers' public regulatory filings. However, the Investment Advisor is not in a position to verify the accuracy or completeness of such information.

  At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suf-ficient to avoid any adverse effect on the Funds due to the Year 2000 Prob-lem.

10-J

Dividends

Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
 . Cash
 . Additional shares of the same class of the same Fund
 . Shares of the same or an equivalent class of another Goldman Sachs Fund or units of the ILA Portfolios. Special restrictions may apply for exchanges in certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid annually.

From time to time a portion of a Fund's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distri-butions on such shares from such income or realized appreciation may be taxable to the investor even if the NAV of the shares is, as a result of the distribu-tions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

                                                                            11-J

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' shares.

 HOW TO BUY SHARES


 How Can I Purchase Class A, Class B And Class C Shares Of The Funds? You may purchase shares of the Funds through:
 .Goldman Sachs:
 .Authorized Dealers; or
 .Directly from Goldman Sachs Trust (the "Trust")

 In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application attached to this Prospectus.

 To Open an Account:

 .Complete the enclosed Account Application
 .Mail your payment and Account Application to:
  Your Authorized Dealer
  - Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
  - Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

  or

  Goldman Sachs Funds c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711
  - Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds - (Name of Fund and Class of Shares)
  - NFDS will not accept a check drawn on a foreign bank, a third-party check, cash, money orders, travelers cheques or credit card checks
  - Federal funds wire, Automated Clearing House Network ("ACH") transfer or bank wires should be sent to State Street Bank and Trust Company ("State Street") (each Fund's custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

                                                                             1-C

 What Is My Minimum Investment In The Funds?

                                                             Initial Additional
 ------------------------------------------------------------------------------
  Regular Accounts                                           $1,000     $50
 ------------------------------------------------------------------------------
  Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and
   Education IRAs)                                             $250     $50
 ------------------------------------------------------------------------------
  Uniform Gift to Minors Act Accounts/Uniform Transfer to
   Minors Act Accounts                                         $250     $50
 ------------------------------------------------------------------------------
  403(b) Plan Accounts                                         $200     $50
 ------------------------------------------------------------------------------
  SIMPLE IRAs and Education IRAs                                $50     $50
 ------------------------------------------------------------------------------
  Automatic Investment Plan Accounts                            $50     $50
 ------------------------------------------------------------------------------

 What Alternative Sales Arrangements Are Available?
 The Funds offer three classes of shares through this Prospectus.


 -----------------------------------------------------------------------------

  Maximum Amount You Can Buy In The Aggregate Across Funds  Class A No limit
                         -----------------------------------------------------
                                                            Class B $250,000
                         -----------------------------------------------------
                                                            Class C $1,000,000

 -----------------------------------------------------------------------------

  Initial Sales Charge  Class A Applies to purchases of less than $1 million--varies by
                                size of investment with a
                                maximum of 5.5%
                         -----------------------------------
                        Class B None
                         -----------------------------------
                        Class C None
 -----------------------------------------------------------
  CDSC                  Class A 1.00% on certain investments
                                of $1 million or more if you
                                sell within 18 months
                         -----------------------------------
                        Class B 6 year declining CDSC with a
                                maximum of 5%
                         -----------------------------------
                        Class C 1% if shares are redeemed
                                within 12 months of purchase
 -----------------------------------------------------------
  Conversion Feature    Class A None
                         -----------------------------------
                        Class B Class B Shares convert to
                                Class A Shares after 8 years
                         -----------------------------------
                        Class C None
 -----------------------------------------------------------

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Refuse to open an account if you fail to (i) provide a social security num-ber or other taxpayer identification number; or (ii) certify that such num-ber is correct (if required to do so under applicable law).
 .Reject or restrict any purchase or exchange order by a particular purchaser
  (or group of related purchasers). This may occur, for example, when a pat-tern of

2-C

                                                               SHAREHOLDER GUIDE

  frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.
 .Modify or waive the minimum investment amounts.
 .Modify the manner in which shares are offered.
 .Modify the sales charge rates applicable to future purchases of shares.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange shares is deter-mined by a Fund's NAV and share class. Each class calculates its NAV as fol-lows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations or if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.
  .NAV per share of each share class is calculated by the Fund's custodian each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
  .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form, plus any applicable sales charge. .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form, less any applicable CDSC.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discre-tion, makes an adjustment in light of

                                                                             3-C
 the nature and materiality of the event, its effect on Fund operations and other relevant factors.

 COMMON QUESTIONS REGARDING THE PURCHASE OF CLASS A SHARES

 What Is The Offering Price Of Class A Shares?
 The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers are as fol-lows:


                                                     Sales Charge  Maximum Dealer
                                     Sales Charge as as Percentage  Allowance as
         Amount of Purchase           Percentage of  of Net Amount  Percentage of
  (including sales charge, if any)   Offering Price    Invested    Offering Price*
 ---------------------------------------------------------------------------------
  Less than $50,000                       5.50%          5.82%          5.00%
  $50,000 up to (but less than)
   $100,000                               4.75           4.99           4.00
  $100,000 up to (but less than)
   $250,000                               3.75           3.90           3.00
  $250,000 up to (but less than)
   $500,000                               2.75           2.83           2.25
  $500,000 up to (but less than)
   $1 million                             2.00           2.04           1.75
  $1 million or more                      0.00**         0.00**          ***
 ---------------------------------------------------------------------------------

   * Dealer's reallowance may be changed periodically. During special promo-tions, the entire sales charge may be reallowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is reallowed may be deemed to be "underwriters" under the Securities Act of 1933.
  ** No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of cer-tain redemptions within 18 months of purchase.
 *** The Distributor pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commis-sion in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain pension and profit sharing plans, pension funds and other company-spon-sored benefit plans investing in the Funds which satisfy the criteria set forth below in "When Are Class A Shares Not Subject to a Sales Load" or $1 million or more by certain "wrap" accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if all of the shares held are redeemed within 18 months after the end of the cal-endar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan sponsor or the third party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with "wrap" accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the pur-chase was made.


4-C

                                                               SHAREHOLDER GUIDE


 What Else Do I Need To Know About Class A Shares' CDSC?
 Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, exclud-ing any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if, your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemp-tions in certain circumstances. See "In What Situations May the CDSC on Class A, B or C Shares Be Waived Or Reduced?" below.

 When Are Class A Shares Not Subject To A Sales Load?
 Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:
 .Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individ-uals;
 .Qualified retirement plans of Goldman Sachs;
 .Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
 .Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
 .Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
 .Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from pay-ing a sales charge or commission in connection with the purchase of shares of a Fund;
 .Pension and profit sharing plans, pension funds and other company-sponsored benefit plans that:
  .Buy shares worth $500,000 or more; or
  .Have 100 or more eligible employees at the time of purchase; or .Certify that they expect to have annual plan purchases of $200,000 or more; or
  .Are provided administrative services by certain third-party administra-tors that have entered into a special service arrangement with Goldman Sachs relating to such plans;
 ."Wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with

                                                                             5-C

  GSAM specifying aggregate minimums and certain operating policies and standards;
 .Registered investment advisers investing for accounts for which they receive asset-based fees;
 .Accounts over which GSAM or its advisory affiliates have investment discre-
  tion; or
 .Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA.

 You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemp-tion. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

 How Can The Sales Charge On Class A Shares Be Reduced?
 .Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Fund's Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records. The Addi-tional Statement has more information about the Right of Accumulation.

 .Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest in the aggregate $50,000 or more within a period of 13 months in Class A Shares of one or more Goldman Sachs Fund. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13 month period, the entire amount will be subject to the higher applicable sales charge. The Additional Statement has more information about the Statement of Intention.

6-C

                                                               SHAREHOLDER GUIDE


 COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES


 What Is The Offering Price Of Class B Shares?
 You may purchase Class B Shares of the Funds at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

 The CDSC schedule is as follows:

                             CDSC as a
                           Percentage of
                           Dollar Amount
   Year Since Purchase    Subject to CDSC
 ----------------------------------------
  First                          5%
  Second                         4%
  Third                          3%
  Fourth                         3%
  Fifth                          2%
  Sixth                          1%
  Seventh and thereafter       None
 ----------------------------------------

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or part to defray the Distributor's expenses related to providing dis-tribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

 What Should I Know About The Automatic Conversion Of Class B Shares?
 Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

 If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

 If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

 The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a

                                                                             7-C
 result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

 A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES


 What Is The Offering Price Of Class C Shares?
 You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will be deducted from the redemption proceeds.

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is paid by the Distributor to Authorized Dealers.

 COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B
 AND C SHARES


 What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?
 .The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
  .No CDSC is charged on shares acquired from reinvested dividends or capi-
   tal gains distributions.
  .No CDSC is charged on the per share appreciation of your account over the initial purchase price.
  .When counting the number of months since a purchase of Class B or Class C
   Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.
 .To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

 In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or
 Reduced?
 The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:
 .Retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company-sponsored benefit plans (each a "Retirement Plan");

8-C

                                                               SHAREHOLDER GUIDE

 .The death or disability (as defined in Section 72(m)(7) of the Internal
  Revenue Code of 1986, as amended (the "Code")) of a participant or benefi-ciary in a Retirement Plan;
 .Hardship withdrawals by a participant or beneficiary in a Retirement Plan; .Satisfying the minimum distribution requirements of the Code;
 .Establishing "substantially equal periodic payments" as described under
  Section 72(t)(2) of the Code;
 .The separation from service by a participant or beneficiary in a Retirement
  Plan;
 .The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
 .Excess contributions distributed from a Retirement Plan;
 .Distributions from a qualified Retirement Plan invested in the Goldman
  Sachs Funds which are being rolled over to a Goldman Sachs IRA; or .Redemption proceeds which are to be reinvested in accounts or non-regis-
  tered products over which GSAM or its advisory affiliates have investment discretion.

 In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

 How Do I Decide Whether To Buy Class A, B Or C Shares?
 The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

 .Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
 .Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and serv-ice fee paid by Class B Shares will cause your Class B Shares (until con-version to Class A Shares) to have a higher expense ratios, and thus, lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares.
  A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares.
 .Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an

                                                                             9-C
  initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid), than Class A Shares
  (or Class B Shares after conversion to Class A Shares).
  Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the conversion feature applicable to Class B Shares and your investment will therefore pay higher distribution fees indefinitely.
  A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares.

 Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

 In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 HOW TO SELL SHARES


 How Can I Sell Class A, Class B And Class C Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

10-C

                                                               SHAREHOLDER GUIDE



  Instructions For Redemptions:
 -----------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to sell
                   .How and where to send the proceeds
                   .Obtain a signature guarantee (see details below)
                   .Mail your request to:
                    Goldman Sachs Funds
                    4900 Sears Tower-60th Floor
                    Chicago, Illinois 60606-6372
 -----------------------------------------------------------------------
  By Telephone:    If you have not declined the telephone redemption
                    privileges on your Account Application:
                   .1-800-526-7384 (8:00 a.m. to 4:00 p.m.
                    New York time)
                   .You may redeem up to $50,000 of your shares
                    within any 7 calendar day period
                   .Proceeds which are sent directly to a Goldman
                    Sachs brokerage account are not subject to the
                    $50,000 limit
 -----------------------------------------------------------------------

 When Do I Need A Signature Guarantee To Redeem Shares?
 A signature guarantee is required if:
 .You are requesting in writing to redeem shares in an amount over $50,000; .You would like the redemption proceeds sent to an address that is not your address of record; or
 .You would like to change the bank designated on your Account Application.

 A signature guarantee is designed to protect you, the Funds and Goldman Sachs from fraud. You may obtain a signature guarantee from a bank, securi-ties broker or dealer, credit union having the authority to issue signature guarantees, savings and loan association, building and loan association, cooperative bank, federal savings bank or association, national securities exchange, registered securities association or clearing agency, provided that such institution satisfies the standards established by Goldman Sachs. Additional documentation may be required for executors, trustees or corpora-tions or when deemed appropriate by the Transfer Agent.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person iden-tifying himself or herself as the owner of an account or the owner's regis-tered representative where

                                                                            11-C
 the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

 In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable proce-dures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guarantee, indi-cating another address or account) and exchanges of shares normally will be made only to an identically registered account.
 .Telephone redemptions will not be accepted during the 30-day period follow-
  ing any change in your address of record.
 .The telephone redemption option does not apply to shares held in a "street name" account. "Street name" accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in "street name," you should contact your registered representative of record, who may make tele-phone redemptions on your behalf.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption pro-ceeds may be delayed one additional business day.
 .A transaction fee of $7.50 may be charged for payments of redemption pro-ceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.

12-C

                                                               SHAREHOLDER GUIDE

 .To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.
 .Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

 By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request, unless you are selling shares you recently paid for by check. In that case, the Fund will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

 The Trust reserves the right to:
 .Redeem your shares if your account balance is less than $50 as a result of earlier redemptions. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days' prior writ-ten notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem your shares in other circumstances determined by the Board of Trust-
  ees to be in the best interests of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs
 Fund?
 You may redeem shares of a Fund and reinvest a portion or all of the redemp-tion proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must rein-vest the share proceeds within 90 days after you redeem. You may reinvest as follows:
  .Class A or B Shares--Class A Shares of the same Fund or any other Goldman
   Sachs Fund
  .Class C Shares--Class C Shares of the same Fund or any other Goldman
   Sachs Fund

                                                                            13-C

 .You should obtain and read the applicable prospectuses before investing in any other Funds.
 .If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subse-quent redemption. For Class B Shares, you may reinvest the redemption pro-ceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemp-tion of the Class B Shares will not be credited to your account.
 .The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exer-cised once per year upon receipt of a written redemption request.
 .You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and rein-vestment.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange shares of a Fund at NAV without the imposition of an ini-tial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For Exchanging Shares:
 -----------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to exchange
                   .Obtain a signature guarantee
                   .Mail the request to:
                   Goldman Sachs Funds c/o NFDS
                   P.O. Box 419711
                   Kansas City, MO 64141-6711
                   or for overnight delivery -
                   Goldman Sachs Funds c/o NFDS
                   330 West 9th St.
                   Poindexter Bldg., 1st Floor
                   Kansas City, MO 64105
 -----------------------------------------------------------------------
  By Telephone:    If you have not declined the telephone redemption
                   privileges on your Account Application:
                   .Call 1-800-526-7384 (8:00 a.m. to 4:00 p.m.
                    New York time)

14-C

                                                               SHAREHOLDER GUIDE

 You should keep in mind the following factors when making or considering an exchange:
  .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
  .Six free exchanges are allowed in each 12 month period.
  .A $12.50 fee may be charged for each subsequent exchange.
  .There is no charge for exchanges made pursuant to the Automatic Exchange
   Program.
  .The exchanged shares may later be exchanged for shares of the same class
   (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
  .When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
  .Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384.
  .All exchanges which represent an initial investment in a Fund must sat-
   isfy the minimum initial investment requirements of that Fund.
  .Exchanges are available only in states where exchanges may be legally made.
  .It may be difficult to make telephone exchanges in times of drastic eco-
   nomic or market conditions.
  .Goldman Sachs and NFDS may use reasonable procedures described under "What Do I Need to Know About Telephone Redemption Requests?" in an effort to prevent unauthorized or fraudulent telephone exchange requests.
  .Telephone exchanges normally will be made only to an identically regis-tered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

                                                                            15-C

 SHAREHOLDER SERVICES


 Can I Arrange To Have Automatic Investments Made On A Regular Basis?
 You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

 Can My Dividends And Distributions From A Fund Be Invested In Other Funds? You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 .Shares will be purchased at NAV.
 .No initial sales charge or CDSC will be imposed.
 .You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signatures obtained and the minimum initial investment has been satisfied.

 Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
 You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 .Shares will be purchased at NAV.
 .No initial sales charge is imposed.
 .Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
 .Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
 .Minimum dollar amount: $50 per month.

 What Else Should I Know About Cross-Reinvestments And Automatic Exchanges? Cross-reinvestments and automatic exchanges are subject to the following conditions:
 .You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.

16-C

                                                               SHAREHOLDER GUIDE

 .You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund's minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.
 .You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

 Can I Have Automatic Withdrawals Made On A Regular Basis?
 You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.
 .It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
 .You must have a minimum balance of $5,000 in a Fund.
 .Checks are mailed on or about the 25th day of each month.
 .Each systematic withdrawal is a redemption and therefore a taxable transac-
  tion.
 .The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

 What Types of Reports Will I Be Sent Regarding My Investment?
 You will receive an annual report containing audited financial statements and a semiannual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-526-7384. You will also be provided with a printed confirmation for each transaction in your account and an individual quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in "street name" you may receive your statement and confirmations on a differ-ent schedule. The Funds do not generally provide sub-accounting services.

 What Should I Know When I Purchase Shares Through An Authorized Dealer? Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

 If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distribu-tions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your

                                                                            17-C
 transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

 Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:
 .A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund's NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
 .Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

 You should contact your Authorized Dealer or intermediary to learn whether they are authorized to accept orders for the Trust.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Autho-rized Dealers depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 DISTRIBUTION SERVICES AND FEES


 What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
 The Trust has adopted distribution and service plans (each a "Plan") under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from

18-C

                                                               SHAREHOLDER GUIDE

 this arrangement. Goldman Sachs pays the distribution and service fees on a quarterly basis.

 Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund's average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

 The distribution fees are subject to the requirements of Rule 12b-1 under the 1940 Act, and may be used (among other things) for:
 .Compensation paid to and expenses incurred by Authorized Dealers, Goldman
  Sachs and their respective officers, employees and sales representatives; .Commissions paid to Authorized Dealers;
 .Allocable overhead;
 .Telephone and travel expenses;
 .Interest and other costs associated with the financing of such compensation and expenses;
 .Printing of prospectuses for prospective shareholders;
 .Preparation and distribution of sales literature or advertising of any type; and
 .All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

 In connection with the sale of Class C Shares, Goldman Sachs begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

                                                                            19-C

Taxation

 TAXABILITY OF DISTRIBUTIONS


 Fund distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) to the extent they are attributable to the Fund's net investment income, certain net realized foreign exchange gains and net short-term capital gains. They are taxable as long-term capital gains to the extent they are attributable to the Fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest in additional shares or take the distribution as cash. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior Decem-ber 31. The tax status and amounts of the dividends and distributions for each calendar year will be detailed in your annual tax statement from the Fund.

 At any time, a portion of a Fund's NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on a Fund's shares may be taxable to you, even if the NAV of your shares is, as a result, reduced below the cost of those shares and the distributions represent a return of your purchase price.

 A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

 Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income. Under certain circum-stances, the Funds may make an election to treat a proportionate amount of such taxes as constituting a distribution to you, which would allow you either (1) to credit such proportionate amount of taxes against your U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

                                                                             1-D

 TAXABILITY OF SALES AND EXCHANGES


 Any sale or exchange of Fund shares may generate a tax liability (unless your investment is in an IRA or other tax-advantaged account). Depending upon the purchase or sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

 You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods that you hold shares.) Any loss rec-ognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

 There are certain tax requirements that all Funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instru-ments.

 In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from a Fund or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

2-D

APPENDIX A

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, SECURITIES AND TECHNIQUES

 A. General Portfolio Risks.


 The Funds will be subject to the risks associated with equity securities. "Equity securities" include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock pur-chase rights. In general, stock values fluctuate in response to the activi-ties of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cycli-cal, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income investments. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Con-versely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and a Fund will not recover its invest-ment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (exten-sion risk). In general, if interest rates on new mortgage loans fall suffi-ciently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

 The Funds are subject to certain fundamental investment restrictions that are described in the Additional Statement. Fundamental investment restric-tions of a Fund cannot be changed without approval of a majority of the out-standing shares of that Fund as defined in the Additional Statement. Each Fund's investment objectives

                                                                             3-D
 and all policies not specifically designated as fundamental are non-funda-mental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. See "Financial High-lights" in Appendix B for a statement of the Funds' historical portfolio turnover rates.

 B. Other Portfolio Risks.


 Risks of Investing in Small Capitalization Companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfo-lio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain peri-ods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of average economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitaliza-tion companies and REITs may be more difficult to price precisely the other types of securities because of their characteristics and lower trading vol-umes.

 Risks of Foreign Investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securi-ties of U.S. issuers. Foreign investments may be affected by changes in cur-rency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S.

4-D

                                                                      Appendix A

 dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such divi-dends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union ("EU") pre-sents unique uncertainties, including the legal treatment of certain out-standing financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries in the European Union such as the United Kingdom and Den-mark, into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Funds.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

                                                                             5-D

 Concentration of a Fund's assets in one of a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the gov-ernmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel pay-ment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. Funds that invest in securities of issuers in emerging countries will be subject to heightened risks. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respec-tive clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limi-tations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such

6-D

                                                                      Appendix A

 countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. A Fund's investment in emerging coun-tries may also be subject to withholding or other taxes, which may be sig-nificant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its

                                                                             7-D
 portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.
 The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries, thus subjecting the Fund to a greater risk of loss if a securities firm defaults in the performance of its responsibili-ties.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of particular investment, or investment generally, in such coun-tries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor per-ceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price pre-cisely because of their characteristics and lower trading volumes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Derivative Investments. A Fund's transactions, if any, in options, futures, options on futures, swaps, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments or, the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in secu-rities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return) which is considered a speculative practice and pre-sents even greater risk of loss.

8-D

                                                                      Appendix A


 Risk of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

 .Both domestic and foreign securities that are not readily marketable .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

 Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. Government (and its agen-cies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

                                                                             9-D

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

 .U.S. Government securities
 .Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's .Certificates of deposit
 .Bankers' acceptances
 .Repurchase agreements
 .Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

 C. Portfolio Securities and Techniques.


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 Convertible Securities

 Convertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Con-vertible securities have both equity and fixed-income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convert-

10-D

                                                                      Appendix A

 ible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Foreign Currency Transactions

 A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific cur-rency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.


 Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of cor-relation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgement of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date.

 Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 Structured Securities

 Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or

                                                                            11-D
 other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or neg-atively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at matu-rity. In addition, changes in the interest rates or the value of the secu-rity at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securi-ties.

 Structured securities include, but are not limited to, inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the vola-tility of its market value.

 REITs

 REITS are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mort-gage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possi-ble declines in the value of real estate, general and local economic condi-tions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including man-agement fees, paid by a REIT in which it invests.

 Options on Securities, Securities Indices and Foreign Currencies

 A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instru-ment during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obliga-tion to sell, the underlying instrument

12-D

                                                                      Appendix A

 during the option period. Certain Funds may write (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index comprised of securities in which they may invest. A Fund that invests in foreign securities may also purchase and sell (write) put and call options on foreign currencies.


 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater liquidity and credit risks.

 Futures Contracts and Options on Futures Contracts

 Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various secu-rities (such as U.S. Government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

 A Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return; or to hedge against changes in interest rates, securities prices or currency exchange rates, or to the extent applicable, otherwise manage its term structure and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transac-tions with respect to any such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent per-

                                                                            13-D
 mitted by such regulations. A Fund may not purchase or sell futures con-tracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the mar-ket value of the Fund's net assets.

 Futures contracts and related options present the following risks:

 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 Equity Swaps

 Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common

14-D

                                                                      Appendix A

 stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments

 When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is con-sidered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the sold secu-rities may increase before the settlement date. Although a Fund will gener-ally purchase securities on a whenissued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments before settlement whenever the Investment Adviser deems it appropriate.

 Lending of Portfolio Securities

 Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. Government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or possible loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 Short Sales Against-the-Box

 Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

                                                                            15-D

 Preferred Stock, Warrants and Rights

 Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default of other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the war-rant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Standard & Poor's Depository Receipts

 The Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transac-tion costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

16-D

Appendix C
Prior Performance of Similarly Advised Accounts of the Investment Adviser

 EUROPEAN EQUITY FUND


                     CLASS A    CLASS A    CLASS B    CLASS B    CLASS C    CLASS C
                      SHARE      SHARE      SHARE      SHARE      SHARE      SHARE
                     EXPENSE    EXPENSE    EXPENSE    EXPENSE    EXPENSE    EXPENSE     FT/S&P
                    COMPOSITE  COMPOSITE  COMPOSITE  COMPOSITE  COMPOSITE  COMPOSITE  ACTUARIES
                    (EXCLUDING (INCLUDING (EXCLUDING (INCLUDING (EXCLUDING (INCLUDING   EUROPE
                      SALES      SALES      SALES      SALES      SALES      SALES      INDEX
                     CHARGES)   CHARGES)   CHARGES)   CHARGES)   CHARGES)   CHARGES)  (UNHEDGED)
------------------------------------------------------------------------------------------------
  1998                     %          %          %          %          %          %          %
  1997                18.83%     12.29%     18.24%     13.24%     18.24%     17.24%     23.66%
  1996                41.05%     33.29%     40.36%     35.36%     40.36%     39.36%     23.51%
  1995                29.16%     22.05%     28.53%     23.53%     28.53%     27.53%     22.17%
  1994                 7.73%      1.80%      7.19%      2.19%      7.19%      6.19%      2.95%
  10/1/93-12/31/93     4.00%     -1.72%      3.87%     -1.13%      3.87%      2.87%      9.12%
------------------------------------------------------------------------------------------------

                                           AVERAGE ANNUAL
                                            TOTAL RETURN
                           ONE YEAR ENDED FIVE YEARS ENDED SINCE INCEPTION
                              12/31/98        12/31/98         10/1/93
--------------------------------------------------------------------------
  Class A Share Expense
   Composite
   (excluding sales
   charge)                        %               %                %
  Class A Share Expense
   Composite
   (including sales
   charge)                        %               %                %
  Class B Share Expense
   Composite
   (excluding sales
   charge)                        %               %                %
  Class B Share Expense
   Composite
   (including sales
   charge)                        %               %                %
  Class C Share Expense
   Composite
   (excluding sales
   charge)                        %               %                %
  Class C Share Expense
   Composite
   (including sales
   charge)                        %               %                %
  FT/S&P Actuaries Europe
   Index (Unhedged)               %               %                %
--------------------------------------------------------------------------

                                                                      APPENDIX C

The preceding table sets forth the Investment Adviser's composite performance data relating to the historical performance of all discretionary private accounts managed by the Investment Adviser that have investment objectives, policies, and strategies substantially similar to the European Equity Fund. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as measured against the FT/S&P Actuaries Europe Index (unhedged) and does not represent the performance of the European Equity Fund. Investors should not consider this performance data as a substitute for the performance of the European Equity Fund nor should investors consider this data as an indication of future performance of the European Equity Fund or of the Investment Adviser. The FT/S&P Actuaries Europe Index (unhedged) is unmanaged and investors cannot invest directly in the index.

In accordance with the standards of the Association for Investment Management and Research ("AIMR"), the Investment Adviser's composite performance data was calculated on a time-weighted and asset-weighted total return basis which includes realized and unrealized gains and losses plus income. Total return performance of the European Equity Fund will be calculated in accordance with the regulations of the SEC. The SEC standardized average annual total return is neither time-weighted nor asset-weighted and is determined for specified peri-ods by computing the annual percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the differences in methodology between AIMR and SEC requirements could result in different performance data for iden-tical time periods.

The actual expenses of the private accounts included in the composite were lower than the estimated expenses of the Fund. Accordingly, the performance record of the composite has been adjusted downward based on the estimated expenses of the A, B, and C Classes of the European Equity Fund during its first year of operations. Performance also reflects the deduction of the maxi-mum 5.5% front-end sales charge with respect to Class A Shares and the maximum CDSC with respect to Class B (5%) and Class C Shares (1%). All returns pre-sented reflect the reinvestment of dividends and other earnings. The private accounts are not subject to the same diversification requirements, specific tax restrictions and investment limitations imposed on the European Equity Fund by the Investment Company Act of 1940 and Subchapter M of the Code. Consequently, the performance results of the Investment Adviser's composite could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Index

   1 General Investment Management Approach
   3 Fund Investment Objectives and Strategies
       3 Goldman Sachs CORE International Equity Fund
       4 Goldman Sachs International Equity Fund
       4 Goldman Sachs European Equity Fund
       5 Goldman Sachs Japanese Equity Fund
       6 Goldman Sachs International Small Cap Fund
       6 Goldman Sachs Emerging Markets Equity Fund
       7 Goldman Sachs Asia Growth Fund
   9 Other Investment Practices and Securities
  11 Principal Risks of the Funds
  12 Fund Performance

  21 Fund Fees and Expenses
  25 Service Providers
  30 Dividends
  32 Shareholder Guide
      32 How To Buy Shares
      42 How To Sell Shares
      47 Shareholder Services
  51 Taxation
 A-1 Appendix A
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques
 B-1 Appendix B:
     Financial Highlights
 C-1 Appendix C

Equity Funds
Prospectus (Class A, B and C Shares)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-526-7384
 By mail - Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 By e-mail - gs - funds @ gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. The Funds' investment company registration number is 811-5349.

                                     [LOGO]

  Prospectus                            INSTITUTIONAL
                                        SHARES


                                        April 30, 1999

--------------------------------------------------------------------------------
  GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS
--------------------------------------------------------------------------------

 .Goldman Sachs
 CORE
 International
 Equity Fund

 .Goldman Sachs
 International
 Equity Fund

 .Goldman Sachs
 European Equity
 Fund

 .Goldman Sachs
 Japanese Equity
 Fund

 .Goldman Sachs
 International
 Small Cap Fund

 .Goldman Sachs
 Emerging
 Markets Equity
 Fund

 .Goldman Sachs
 Asia Growth
 Fund


(INSERT ARTWORK)


  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
  APPROVED OR DISAPPROVED THESE SECURITIES OR
  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
  ANY REPRESENTATION TO THE CONTRARY IS A
  CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT
  AND IS NOT INSURED BY THE FEDERAL DEPOSIT
  INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
  AGENCY. AN INVESTMENT IN A FUND INVOLVES
  INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
  PRINCIPAL.

General Investment Management Approach

Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the CORE International Equity Fund. Goldman Sachs Asset Management International serves as investment adviser to International Equity, European Equity, Japanese Equity, Interna-tional Small Cap, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Asset Management International are each referred to in this Prospectus as the "Investment Adviser."


 ACTIVELY MANAGED STYLE FUNDS


 Goldman Sachs Actively Managed Investment Philosophy


                                          How the Investment Adviser Acts on
   Belief                                 Belief
------------------------------------------------------------------------------
  .Equity markets are inefficient         Seek excess return through team
                                          driven, research intensive and
                                          bottom-up stock selection.

  .Returns are variable                   Seek to capitalize on variability of
                                          market and regional returns through
                                          value-added asset allocation
                                          decisions.

  .Corporate fundamentals                 Drive investment process through
                                          rigorous analysis of business;
                                          ultimately drive share prices and
                                          company management.

  .A businesses' intrinsic value will be  Seek to realize value through a
   achieved over time                     long-term investment horizon.

  .Portfolio risk must be carefully       Seek to systematically monitor and
   analyzed and monitored                 manage risk through diversification,
                                          multi-factor risk models and
                                          currency management.
------------------------------------------------------------------------------

 Equity securities for these Funds are evaluated based on bottom-up stock selection process, portfolio construction, and portfolio review and analy-sis.

--------------------------------------------------------------------------------


                                                                             1-I

 QUANTITATIVE ("CORE") STYLE FUNDS


 Goldman Sachs Quantitative Multifactor Model
 The CORE International Equity Fund uses the Goldman Sachs proprietary multifactor models (each a "Multifactor Model"), a rigorous computerized rating system, to forecast the returns of securities held in the Fund's portfolio.

 The Multifactor Models incorporates common variables covering measures of:
 .Value (price-to-book, price-to-earnings, cash flow to enterprise value) .Momentum (earnings momentum, price momentum, sustainable growth)
 .Risk (market risk, company-specific risk, earnings risk)

 All of the above factors are carefully evaluated within the Multifactor Mod-els since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast.

 CORE stands for "Computer-Optimized Research Enhanced."

--------------------------------------------------------------------------------

2-I

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs CORE International Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term growth of capital

         Benchmarks   Morgan Stanley Capital International Europe, Australia,
                      Far East ("EAFE") Index (unhedged)

   Investment Focus   Large capitalization equity securities of companies that
                      are organized outside the United States or whose securi-ties are primarily traded outside the United States

   Investment Style   Quantitative


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund's assets are invested in at least three foreign countries. Emerging countries are coun-tries with economies or securities markets that are considered by the Investment Adviser not to be fully developed.

 The Fund seeks broad representation of large cap issuers across major coun-tries and sectors of the international economy. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintain-ing risk, style, capitalization and industry characteristics similar to the EAFE Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE Index.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

                                                                             3-I

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs International Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   FT/S&P Actuaries Europe & Pacific Index (unhedged)

   Investment Focus   Equity securities of companies organized outside the
                      United States or whose securities are principally traded outside the United States

   Investment Style   Actively Managed


 INVESTMENT OBJECTIVE

 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than those in which the International Small Cap Fund primarily intends to invest.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries.

 The Fund expects to invest a substantial portion of its assets in the secu-rities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the emerging countries in which the Emerging Markets Equity Fund may invest. Many of the emerging countries in which the Fund may invest involve risks that are not present in investments in more developed countries.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities.

4-I

Goldman Sachs European Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   FT/S&P Actuaries Europe Index (unhedged)

   Investment Focus   Equity securities of European companies

   Investment Style   Actively Managed


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of European companies. Because of its focus, the Fund will be more susceptible to European economic, market, political and local risks than a fund that is more geographically diversified.

 A European issuer is a company that either:
 .Has a class of its securities whose principal securities markets is in a
  European country;
 .Is organized under the laws of, or has a principal office in, a European country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more of the European countries; or .Maintains 50% or more of its assets in one or more of the European coun-
  tries.

 The Fund may allocate its assets among different countries as determined by the Investment Adviser from time to time, provided that the Fund's assets are invested in at least three European countries. It is currently antici-pated that a majority of the Fund's assets will be invested in the equity securities of large cap companies located in the developed countries of Western Europe. However, the Fund may also invest, without limit, in mid cap companies and small cap companies, as well as companies located in emerging countries in which the Emerging Markets Equity Fund may invest, including the states that formerly comprised the Soviet Union and Yugoslavia.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-European countries and in fixed-income securities.

                                                                             5-I

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Japanese Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   Tokyo Price Index ("TOPIX") (unhedged)

   Investment Focus   Equity securities of Japanese companies

   Investment Style   Actively Managed


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of Japanese companies. A Japanese issuer is a company that either:
 .Has a class of its securities whose principal securities markets is in
  Japan;
 .Is organized under the laws of, or has a principal office in Japan; .Derives 50% or more of its total revenue from goods produced, sales made or services performed in Japan; or
 .Maintains 50% or more of its assets in Japan.

 The Fund's concentration in Japanese companies will expose it to the risk of adverse social, political and economic events which occur in Japan or affect the Japanese markets.

 Japan's economy, the second largest in the world, has grown substantially over the last three decades. Since 1990, however, Japan's economic growth has declined significantly, and is currently subject to deflationary pres-sures. In addition to this economic downturn, Japan is undergoing structural adjustments related to high wages and taxes, currency valuations and struc-tural rigidities. Japan has also been experiencing notable uncertainty and loss of public confidence in connection with the reform of its political process and the deregulation of its economy. These conditions present risks to the Japanese Equity Fund and its ability to attain its investment objec-tive.

6-I

 Japan's economy is heavily dependent upon international trade, and is espe-cially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A sub-stantial rise in world oil or commodity prices, or a fall-off in Japan's manufactured exports, could be expected to adversely affect Japan's economy. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. As of the date of this Prospectus, Japan's banking industry con-tinued to suffer from non-performing loans, declining real estate values and lower valuations of securities holdings.

 The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are also not always equally enforced.

 The common stocks of many Japanese companies trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the U.S. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason price-earnings ratios of the stocks of Japanese companies have tended his-torically to be higher than those of U.S. stocks. In addition, Japanese com-panies have tended to have higher growth rates than U.S. companies, and Jap-anese interest rates have generally been lower than U.S. interest rates. These factors have contributed to lower discount rates and higher price-earnings ratios in Japan than in the U.S.

 During the recent past the average stock market prices of Japanese compa-nies, as measured by major indices such as the NIKKEI 225 Average, have experienced a substantial decline. It is not possible to determine whether this general decline will continue.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-Japanese companies and in fixed-income securities, which may include up to 10% in emerging countries. Many of the emerging countries in which the Fund may invest involve risks that are not present in investments in more developed countries.

                                                                             7-I

Goldman Sachs International Small Cap Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   Morgan Stanley Capital International EAFE Small Cap
                      Index (unhedged)

   Investment Focus   Equity securities of foreign companies with public stock
                      market capitalizations of $1 billion or less at the time of investment

   Investment Style   Actively Managed


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of companies:
 .With public stock market capitalizations of $1 billion or less at the time of investment; and
 .That are organized outside the United States or whose securities are prin-cipally traded outside the United States.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in small cap securities of companies in the developed countries of Western Europe, Japan and Asia. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the emerging countries in which the Emerging Market Equity Fund may invest. Many of the emerging countries in which the Fund may invest involve risks that are not present in investments in more developed coun-tries.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of larger cap companies with public stock market capital-izations of more than $1 billion at the time of investment and in fixed-income securities. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its invest-ment objective, continue to hold the security.

8-I

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Emerging Markets Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   Morgan Stanley Capital International Emerging Markets
                      Free Index

   Investment Focus   Equity securities of emerging country issuers

   Investment Style   Actively Managed


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of emerging country issuers. The Investment Adviser may consider classifica-tions by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include among others, most Latin American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund's investment focus will be in the following emerging countries:

  .Argentina          .Egypt           .Jordan         .Philippines        .Sri Lanka
  .Botswana           .Greece          .Kenya          .Poland             .Taiwan
  .Brazil             .Hong Kong       .Malaysia       .Portugal           .Thailand
  .Chile              .Hungary         .Mexico         .Russia             .Turkey
  .China              .India           .Morocco        .Singapore          .Venezuela
  .Colombia           .Indonesia       .Pakistan       .South Africa       .Zimbabwe
  .Czech Republic     .Israel          .Peru           .South Korea

                                                                             9-I

 An emerging country issuer is any company that either:
 .Has a class of its securities whose principal securities market is in an emerging country;
 .Is organized under the laws of, or has a principal office in, an emerging country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more emerging countries; or .Maintains 50% or more of its assets in one or more of the emerging coun-
  tries.

 Concentration of the Fund's assets in one or a few emerging countries and currencies will subject the Fund to greater risks than if the Fund's assets were not so concentrated.

 Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its total assets in securities of issuers in any one emerging country. Allocation of the Fund's investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers' and Goldman Sachs economists' views of the rela-tive attractiveness of emerging countries and currencies are considered in allocating the Fund's assets among emerging countries. Investments in emerg-ing countries involve risks that are not present in investments in more developed countries.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in
 (i) fixed-income securities of private and governmental emerging country issuers; and (ii) equity and fixed-income securities of issuers in developed countries.

10-I

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Asia Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   Morgan Stanley Capital International All County Asia
                      Free ex-Japan Index (unhedged)

   Investment Focus   Equity securities of companies in Asian countries

 Investment Process   Actively Managed


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of Asian issuers.
 An Asian issuer is any company that either:
 .Has a class of its securities whose principal securities markets is in one or more Asian country;
 .Is organized under the laws of, or has a principal office in, an Asian country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more Asian countries; or .Maintains 50% or more of its assets in one or more Asian countries.

 The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund's investment policies, Asian countries are:
 .China               .Malaysia           .South Korea
 .Hong Kong           .Pakistan           .Sri Lanka
 .India               .Philippines        .Taiwan
 .Indonesia           .Singapore          .Thailand

 as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments.

                                                                            11-I

 Allocation of the Fund's investments will depend upon the Investment Advis-er's views of the relative attractiveness of the Asian markets and particu-lar issuers.

 Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not so concentrated. For example, on January 31, 1999 (the end of the Fund's last fiscal year), more than 35% of the Fund's assets were invested in securities that traded in Hong Kong.

 Starting in mid-1997 some Pacific region countries began to experience cur-rency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. This situation resulted in a significant drop in the securities prices of companies located in the region. Some coun-tries have experienced government intervention, have sought assistance from the International Monetary Fund and are undergoing substantial domestic unrest. Although some countries are taking steps to restructure their finan-cial sectors in a manner that may facilitate a return to long-term economic growth, there can be no assurance that these efforts will be successful or that their current problems will not persist. At the end of its last fiscal year, a substantial portion of the Asia Growth Fund was invested in securi-ties traded in the Hong Kong market. In 1997, the sovereignty of Hong Kong reverted from the United Kingdom to China. Although Hong Kong is, by law, to maintain a high degree of autonomy, there can also be no assurance that the general economic position of Hong Kong will not be adversely affected as a result of the exercise of Chinese sovereignty over Hong Kong. In particular, business confidence in Hong Kong can be significantly affected by political developments and statements by public figures in China, which can in turn affect the performance of the securities markets. In addition, the reversion of Hong Kong to China has created uncertainty as to future currency valua-tions relative to the U.S. dollar. Any future valuation changes could be adverse from the perspective of U.S. investors.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and in fixed-income securities.

12-I

                      [This page intentionally left blank]



                                                                            13-I

Other Investment Practices and Securities

 The table below identifies some of the investment practices and securities that may (but are not required to) be used by the Funds. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semiannual reports. For more information see Appendix A.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 . No asset limitation on usage; limited only by the objectives and strategies of the Fund
--Not permitted

                                              CORE
                                          International International European
                                             Equity        Equity      Equity
                                              Fund          Fund        Fund
------------------------------------------------------------------------------
Investment Practices
Cross Hedging of currencies                     .             .          .
Equity Swaps                                   10            10          10
Currency Swaps                                  .             .          .
Foreign Currency Transactions                   .             .          .
Futures Contracts and Options on Futures
 Contracts                                      .             .          .
Options on Foreign Currencies/1/                .             .          .
Options on Securities and Securities
 Indices/2/                                     .             .          .
Custodial Receipts                              .             .          .
Unseasoned Companies                            .             .          .
Warrants and Stock Purchase Rights              .             .          .
Repurchase Agreements                           .             .          .
Securities Lending                           33 1/3        33 1/3      33 1/3
Short Sales Against the Box                    --            25          25
------------------------------------------------------------------------------

 1 May purchase and sell call and put options.
 2 May sell covered call and put options and purchase call and put options.

14-I

                                       OTHER INVESTMENT PRACTICES AND SECURITIES







  Japanese             International                      Emerging                        Asia
   Equity                Small Cap                         Markets                       Growth
    Fund                   Fund                          Equity Fund                      Fund
----------------------------------------------------------------------------------------------------
     .                       .                                .                            .
      10                     10                               10                            10
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
   33 1/3                 33 1/3                           33 1/3                        33 1/3
      25                    25                                25                            25
----------------------------------------------------------------------------------------------------

                                                                            15-I

                                       OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 . No asset limitation on usage; limited only by the objectives and strategies of the Fund
--Not permitted

                                              CORE
                                          International International European
                                             Equity        Equity      Equity
                                              Fund          Fund        Fund
------------------------------------------------------------------------------
Investment Securities
American, European and Global Depository
 Receipts                                       .             .          .
Asset-Backed and Mortgage-Backed
 Securities                                    --             .          .
Bank Obligations/1/                             .             .          .
Convertible Securities                          .             .          .
Corporate Debt Obligations                      ./2/          35         35
Equity Securities                               90+           65+        65+
Emerging Market Securities                      25            .          .
Fixed Income Securities/3/                      ./2/          35         35/1/
Foreign Securities                              .             .          .
Foreign Government Securities                   .             .          .
Non-Investment Grade Fixed Income
 Securities                                     --            35/4/      35/4/
Real Estate Investment Trusts                   .             .          .
Structured Securities                           .             .          .
Temporary Defensive Investments                 35           100        100
U.S. Government Securities                     35             .          .
------------------------------------------------------------------------------

  1  Issued by U.S. or foreign banks.
  2  Cash equivalents only.
  3 Except as noted under "Non-Investment Grade Fixed Income Securities," fixed-income securities are rated at least investment grade (i.e. BBB or higher by Standard & Poor's Rating Group ("Standard & Poor's") or Baa or higher by Moody's Investor's Service, Inc. ("Moody's").
  4 May be unrated or rated BB or lower by Standard & Poor's or Ba or lower by Moody's.

16-I

                                       OTHER INVESTMENT PRACTICES AND SECURITIES





 Japanese               Int'l                          Emerging
  Equity              Small Cap                         Markets                         Asia Growth
   Fund                 Fund                          Equity Fund                          Fund
---------------------------------------------------------------------------
    .                     .                                .                                 .
    .                     .                                .                                 .
    .                     .                                .                                 .
    .                     .                                .                                 .
    35                    .                                .                                 .
    65+                   65+                              65+                               65+
    .                     .                                .                                 .
    35                    .                                .                                 35
    .                     .                                .                                 .
    .                    --                                .                                 .
    35/4/                 35/4/                            35/4/                             35/4/
    .                     .                                .                                 .
    .                     .                                .                                 .
   100                   100                               35                               100
    .                     .                               35                                 .
---------------------------------------------------------------------------


                                                                            17-I

Principal Risks of the Funds

 Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

                                   Principal Investment Risks
                    ---------------------------------------------------------

 .Applicable
 --Not Applicable

                     CORE                             Int'l   Emerging
                    Int'l  Int'l  European Japanese Small Cap Markets   Asia
                    Equity Equity  Equity   Equity   Equity    Equity  Growth
 ----------------------------------------------------------------------------
  Credit              --     .       .        .         .        .       .
  Emerging Markets    .      .       .        .         .        .       .
  Interest Rate       .      .       .        .         .        .       .
  Small Cap Stock     --     --      --       --        .        .       .
  Foreign             .      .       .        .         .        .       .
  Derivatives         .      .       .        .         .        .       .
  Management          .      .       .        .         .        .       .
  Market              .      .       .        .         .        .       .
  Liquidity           .      .       .        .         .        .       .
  Stock               .      .       .        .         .        .       .
  Other               .      .       .        .         .        .       .
 ----------------------------------------------------------------------------

 .Credit/Default Risk--The risk that an issuer of fixed-income securities
  (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

 .Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value.

 .Small Cap Stock and REIT Risk--The securities of small capitalization stocks and REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or with-out a substantial drop in price.

18-I

 ALL FUNDS

 .Foreign Risks--The risk that when a Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability.These risks may involve the imposition of exchange controls, confiscation and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

 .Derivatives Risk--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments, which may be leveraged.

 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

 .Market Risk--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual compa-nies and/or general economic conditions. Price changes may be temporary or last for extended periods.

 .Liquidity Risk--The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus, because of unu-sual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic market or political events, or adverse investor perceptions, whether or not accurate.

 .Emerging Markets Risk--The securities markets of Asian, Latin American,
  Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capi-talization, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting require-ments as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political dis-ruptions. These risks are not normally associated with investment in more developed countries.

 .Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this prospectus, U.S. stock markets and certain

                                                                            19-I

                                  PRINCIPAL INVESTMENT SECURITIES AND TECHNIQUES

  foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

 More information about the Fund's portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

                                                                            20-I

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar charts and tables below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund's Institutional Shares from year to year; and (b) how the average annual returns of a Fund's Institutional Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of div-idends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. The European Equity, Japanese Equity and International Small Cap Funds did not commence operations until October 1, 1998, May 1, 1998 and May 1, 1998, respectively. Since these Funds have less than one calendar year's performance, no performance infor-mation is provided in this section.

                                                                FUND PERFORMANCE

CORE International Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 Fund's most
 recent calendar
 quarter ended
 March 31, 1999
 was   %.

                                            (INSERT GRAPH)

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998        1 Year Since Inception
 ---------------------------------------------------------------------
  Institutional Shares (Inception 8/15/97)           %          %
  Morgan Stanley Capital International Europe,
   Australia, Far East (EAFE) Index*                 %          %
 ---------------------------------------------------------------------

 * The unmanaged Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index is a market capitalization-weighted composite of securi-ties in 20 developed markets. The Index figures do not reflect any fees or expenses.

International Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 Fund's most
 recent calendar
 quarter ended
 March 31, 1999
 was   %.

                                            (INSERT GRAPH)

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998               1 Year Since Inception
 ----------------------------------------------------------------------------
  Institutional Shares (Inception 2/7/96)                   %          %
  FT/S&P Actuaries Europe & Pacific Index (unhedged)*       %          %
 ----------------------------------------------------------------------------

 * The unmanaged FT/S&P Actuaries Europe & Pacific Index ("EuroPac") is a mar-ket capitalization-weighted composite of approximately 1,500 stocks from 20 countries in Europe and the Asia-Pacific region. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Emerging Markets Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 Fund's most
 recent calendar
 quarter ended
 March 31, 1999
 was   %.

                                            (INSERT GRAPH)

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %


 AVERAGE ANNUAL TOTAL RETURN


                                                          1
  For the period ended December 31, 1998                 Year Since Inception
 ----------------------------------------------------------------------------
  Institutional Shares (Inception 12/15/97)                %          %
  Morgan Stanley Capital International Emerging Markets
   Free (EMF) Index*                                       %          %
 ----------------------------------------------------------------------------

 * The unmanaged Morgan Stanley Capital International Emerging Markets Free
   (EMF) Index is a market capitalization-weighted composite of securities in over 30 emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

Asia Growth Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 Fund's most
 recent calendar
 quarter ended
 March 31, 1999
 was   %.

                                            (INSERT GRAPH)

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998                 1 Year Since Inception
 ------------------------------------------------------------------------------
  Institutional Shares (Inception 2/2/96)                   %           %
  Morgan Stanley Capital International All Country Asia
   Free ex-Japan Index*                                     %           %
 ------------------------------------------------------------------------------

 * The unmanaged Morgan Stanley Capital International All Country Asia Free ex-Japan Index is a market capitalization-weighted composite of securities in ten Asian countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

                      [This page intentionally left blank]

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.

                                                       CORE
                                                   International International  European
                                                    Equity Fund   Equity Fund  Equity Fund
------------------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your
 investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                              None          None         None
Maximum Sales Charge (Load) imposed on
 Reinvested Dividends                                   None          None         None
Redemption Fees                                         None          None         None
Exchange Fees                                           None          None         None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):/1/
Management Fees                                        0.85%         1.00%        1.00%
Distribution and Service Fees                           None          None         None
Other Expenses/2/                                      0.44%         0.22%        0.69%
------------------------------------------------------------------------------------------
Total Fund Operating Expenses*                         1.29%         1.22%        1.69%
------------------------------------------------------------------------------------------

See page 10 for all other footnotes

 *As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense waivers and limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                            CORE
                                        International International  European
                                         Equity Fund   Equity Fund  Equity Fund
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from
   Fund assets):/1/
  Management Fees                           0.85%         1.00%        1.00%
  Distribution and Service Fees              None          None         None
  Other Expenses/2/                         0.16%         0.14%        0.14%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after
   current waivers and expense
   limitations)*                            1.01%         1.14%        1.14%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


                                                           Emerging                      Asia
   Japanese              International                      Markets                     Growth
  Equity Fund            Small Cap Fund                   Equity Fund                    Fund
----------------------------------------------------------------------------------------------
      None                    None                            None                       None
      None                    None                            None                       None
      None                    None                            None                       None
      None                    None                            None                       None
     1.00%                   1.20%                           1.20%                      1.00%
      None                    None                            None                       None
     2.07%                   3.35%                           0.50%                      0.35%
----------------------------------------------------------------------------------------------
     3.07%                   4.55%                           1.70%                      1.35%
----------------------------------------------------------------------------------------------


                                                           Emerging                      Asia
   Japanese              International                      Markets                     Growth
  Equity Fund            Small Cap Fund                   Equity Fund                    Fund
----------------------------------------------------------------------------------------------
     1.00%                   1.20%                           1.20%                      1.00%
      None                    None                            None                       None
     0.05%                   0.20%                           0.19%                      0.20%
----------------------------------------------------------------------------------------------
     1.05%                   1.40%                           1.39%                      1.20%
----------------------------------------------------------------------------------------------

/1/The Funds' annual operating expenses have been restated to reflect current fees.
/2/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Institutional Shares plus all other ordinary expenses of the Funds not detailed above. The Investment Adviser has voluntar-ily agreed to reduce or limit "Other Expenses" (excluding management fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indem-nification and other extraordinary expenses) to the following percentages of each Fund's average daily net assets:

                     Other
  Fund              Expenses
 ---------------------------
  CORE
    International
    Equity           0.12%
  International
    Equity           0.10%
  European Equity    0.10%
  Japanese Equity    0.01%
  International
    Small Cap        0.16%
  Emerging Markets
    Equity           0.15%
  Asia Growth        0.16%

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


Fund                       1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------
CORE International Equity   $       $       $       $
----------------------------------------------------------
International Equity        $       $       $       $
----------------------------------------------------------
European Equity             $       $       N/A     N/A
----------------------------------------------------------
Japanese Equity             $       $       $       $
----------------------------------------------------------
International Small Cap     $       $       $       $
----------------------------------------------------------
Emerging Markets Equity     $       $       $       $
----------------------------------------------------------
Asia Growth                 $       $       $       $
----------------------------------------------------------

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regard-ing such charges. Such fees, if any, may affect the return customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares on behalf of their customers may receive other compensation in connection with the sale and dis-tribution of such shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Share-holder Guide" in the Prospectus and the Statement of Additional Information ("Additional Statement").

Service Providers

 INVESTMENT ADVISERS



  Investment Adviser                            Fund
 ------------------------------------------------------------------------
  Goldman Sachs Asset Management ("GSAM")       CORE International Equity
   One New York Plaza
   New York, New York 10004
 ------------------------------------------------------------------------
  Goldman Sachs Asset Management International
   ("GSAMI")                                    International Equity
   133 Petersborough Court                      European Equity
   London, England EC4A 2BB                     Japanese Equity
                                                International Small Cap
                                                Emerging Markets Equity
                                                Asia Growth
 ------------------------------------------------------------------------

 GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of December 31, 1998, GSAM and GSAMI, together with their affiliates, acted as investment
 adviser or distributor for assets in excess of $   billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds
 .Provides personnel to perform necessary executive, administrative and cler-ical services to the Funds

                                                                             1-J

 .Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                              For the Fiscal Year
                                              or Period Ended
                             Contractual Rate January 31, 1999
 ----------------------------------------------------------------
  GSAM:
 ----------------------------------------------------------------
  CORE International Equity        0.85%                %
 ----------------------------------------------------------------
  GSAMI:
 ----------------------------------------------------------------
  International Equity             1.00%                %
 ----------------------------------------------------------------
  European Equity                  1.00%                %
 ----------------------------------------------------------------
  Japanese Equity                  1.00%                %
 ----------------------------------------------------------------
  International Small Cap          1.20%                %
 ----------------------------------------------------------------
  Emerging Markets Equity          1.20%                %
 ----------------------------------------------------------------
  Asia Growth                      1.00%                %
 ----------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 FUND MANAGERS


 M. Roch Hillenbrand, a Managing Director of Goldman Sachs, is the Head of Global Equities for GSAM, overseeing U.S., Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are con-sistent, reliable and predictable. Roch is also President of Commodities Corporation LLC, of which Goldman Sachs is the parent company. Over the course of his 18-year career at Commodities Corporation, Roch has had exten-sive experience in dealing with inter-

2-J

                                                               SERVICE PROVIDERS

 nal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

 International Equity Portfolio Management Team
 . Global portfolio teams based in London, Singapore, Tokyo and New York.
   Local presence is a key to the Investment Adviser's fundamental research capabilities
 . Teams manage over $27 billion in international equities for retail, insti-
   tutional and high net worth clients
 . Focus on bottom-up stock selection as main driver of returns, though the teams leverage the asset allocation, currency and risk management capabili-ties of GSAM

London-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible     Five Year Employment History
----------------------------------------------------------------------------------------------
 David Dick            Senior Portfolio Manager--      Since        Mr. Dick joined the
 Executive             European Equity Fund            1998         Investment Adviser as a
 Director                                                           senior portfolio manager
                                                                    on the European Equity
                                                                    team in 1998. From 1990
                                                                    to 1998, he was with
                                                                    Mercury Asset
                                                                    Management, where he was
                                                                    a portfolio manager for
                                                                    European equity and was
                                                                    head of Mercury's
                                                                    European sector
                                                                    strategy.
----------------------------------------------------------------------------------------------
 Ivor H. Farman        Portfolio Manager--             Since        Mr. Farman joined the
 Executive             International Equity Fund       1996         Investment Adviser as a
 Director              European Equity Fund            1998         senior portfolio manager
                                                                    in 1996. From 1995 to
                                                                    1996, he was responsible
                                                                    for originating and
                                                                    marketing French equity
                                                                    ideas at Exane in Paris.
                                                                    Prior to 1995, he spent
                                                                    five years engaged in
                                                                    French equity research
                                                                    and marketing at Banque
                                                                    Nationale de Paris and
                                                                    Schroders in London.
----------------------------------------------------------------------------------------------

                                                                             3-J

                                      Years Primarily
 Name and Title   Fund Responsibility Responsible     Five Year Employment History
----------------------------------------------------------------------------------
 Paul Greener      Portfolio               Since       Mr. Greener joined the
 Associate         Manager--               1998        Investment Adviser as a
                   International           1998        member of the Pan-European
                   Equity Fund                         Equity Team responsible for
                   European Equity                     European general retailers,
                   Fund                                business services and
                                                       technology sectors in 1996.
                                                       From 1994 to 1996, he was
                                                       an equity analyst at CIN
                                                       Management. Prior to 1994,
                                                       he was a student at the
                                                       University of Birmingham.
----------------------------------------------------------------------------------
 James P.          Portfolio               Since       Mr. Hordern joined the
 Hordern           Manager--               1998        Investment Adviser as a
 Executive         International                       portfolio manager in 1997.
 Director          Small Cap Fund                      From 1991 to 1997, he was
                                                       an Assistant Director and
                                                       portfolio manager at
                                                       Mercury Asset Management on
                                                       the European Specialist
                                                       Team.
----------------------------------------------------------------------------------
 Ralf Laier        Portfolio               Since       Mr. Laier joined the
 Vice President    Manager--               1998        Investment Adviser as a
                   Emerging Markets                    portfolio manager with a
                   Equity Fund                         focus on Central/Eastern
                                                       European (CEE) and the
                                                       Commonwealth of Independent
                                                       States (CIS) in 1997. Prior
                                                       to joining the Investment
                                                       Adviser, from 1995 to 1997,
                                                       he was Vice President of
                                                       Soros Global Research,
                                                       where he analyzed
                                                       investment opportunities in
                                                       CEE/CIS. From 1994 to 1995,
                                                       he achieved a Ph.D. from
                                                       the Academy of Economics in
                                                       Pozan, Poland, and from
                                                       1992 to 1994 he worked for
                                                       the Polish Ministry of
                                                       Privatization as a Project
                                                       Director developing
                                                       privatization strategies
                                                       for several industry
                                                       sectors.
----------------------------------------------------------------------------------

4-J

                                                               SERVICE PROVIDERS

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible     Five Year Employment History
----------------------------------------------------------------------------------------------
 Susan Noble           Senior Portfolio Manager--      Since        Ms. Noble joined the
 Executive                                                          Investment Adviser as a
 Director              European Equity Fund            1998         senior portfolio manager
                       International Equity Fund       1998         and head of the European
                                                                    Equity Team in October
                                                                    1997. From 1986 to 1997,
                                                                    she worked at Fleming
                                                                    Investment Management in
                                                                    London, where she most
                                                                    recently was Portfolio
                                                                    Management Director for
                                                                    the European equity
                                                                    investment strategy and
                                                                    process.
----------------------------------------------------------------------------------------------
 Ebru Ozsezgin         Portfolio Manager--             Since        Ms. Ozsezgin joined the
 Vice President        Emerging Markets Equity         1998         Investment Adviser as a
                       Fund                                         portfolio manager with a
                                                                    focus on the
                                                                    Mediterranean and Middle
                                                                    East region in 1997.
                                                                    From 1996 to 1997, she
                                                                    was a portfolio manager
                                                                    at Foreign & Colonial,
                                                                    responsible for Middle
                                                                    East investments. From
                                                                    1994 to 1996, she was a
                                                                    fund manager with
                                                                    Framlington Investment
                                                                    Management. From 1990 to
                                                                    1994, she was a manager
                                                                    at Global Securities
                                                                    Ltd.
----------------------------------------------------------------------------------------------
 Andrew                Portfolio Manager--             Since        Mr. Shrimpton joined the
 Shrimpton             Emerging Markets Equity         1998         Investment Adviser as a
 Vice President        Fund                                         portfolio manager with a
                                                                    focus on Africa as well
                                                                    as the financial
                                                                    industry in the EMEA
                                                                    region in 1996. Since
                                                                    1985 he was a UK equity
                                                                    analyst and portfolio
                                                                    manager for CIN
                                                                    Management, where he
                                                                    initiated CIN
                                                                    Management's first
                                                                    investments in Latin
                                                                    America.
----------------------------------------------------------------------------------------------
 Danny Truell          Senior Portfolio Manager--      Since        Mr. Truell joined the
 Executive             European Equity Fund            1998         Investment Adviser as a
 Director                                                           senior portfolio manager
                                                                    and head of UK equities
                                                                    in 1998. From 1992 to
                                                                    1996, he was Investment
                                                                    Banking Executive
                                                                    Director for SBC Warburg
                                                                    and Chief Asian Equity
                                                                    Strategist.
----------------------------------------------------------------------------------------------

                                                                             5-J

New York-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible      Five Year Employment History
-----------------------------------------------------------------------------------------------
 Anna G. Antici       Portfolio Manager--              Since         Ms. Antici joined the
 Vice President       Emerging Markets Equity          1998          Investment Adviser as a
                      Fund                                           portfolio manager in
                                                                     1997. From 1994 to 1997,
                                                                     she was a Vice President
                                                                     for HSBC Asset
                                                                     Management, where she
                                                                     was a portfolio manager
                                                                     for emerging markets and
                                                                     head of the Latin
                                                                     American Department. In
                                                                     1993, she was a senior
                                                                     research analyst for
                                                                     Baring Securities.
-----------------------------------------------------------------------------------------------
 Robert A.            Senior Portfolio Manager--       Since         Mr. Beckwitt joined the
 Beckwitt             Emerging Markets Equity                        Investment Adviser as a
 Vice President       Fund                             1997          portfolio manager in
 and                                                                 1996. From 1986 to 1996,
 Co-Head                                                             he was Chief Investment
 Emerging Market                                                     Strategist-Portfolio
 Equities                                                            Adviser to high net
                                                                     worth investors at
                                                                     Fidelity Investments.
-----------------------------------------------------------------------------------------------
 Melissa Brown        Senior Portfolio Manager--       Since         Ms. Brown joined the
 Vice President       CORE International Equity        1998          Investment Adviser as a
                      Fund                                           portfolio manager in
                                                                     1998. From 1984 to 1998,
                                                                     she was the director of
                                                                     Quantitative Equity
                                                                     Research and served on
                                                                     the Investment Policy
                                                                     Committee at Prudential
                                                                     Securities.
-----------------------------------------------------------------------------------------------
 Mark M. Carhart      Senior Portfolio Manager--       Since         Mr. Carhart joined the
 Vice President       CORE International Equity        1998          Investment Adviser as a
                      Fund                                           member of the
                                                                     Quantitative Research
                                                                     and Risk Management team
                                                                     in 1997. From August
                                                                     1995 to September 1997,
                                                                     he was Assistant
                                                                     Professor of Finance at
                                                                     the Marshall School of
                                                                     Business at USC and a
                                                                     Senior Fellow of the
                                                                     Wharton Financial
                                                                     Institutions Center.
                                                                     From 1993 to 1995, he
                                                                     was a lecturer and
                                                                     graduate student at the
                                                                     University of Chicago
                                                                     Graduate School of
                                                                     Business.
-----------------------------------------------------------------------------------------------

6-J

                                                               SERVICE PROVIDERS

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible      Five Year Employment History
-----------------------------------------------------------------------------------------------
 Kent A. Clark         Senior Portfolio Manager--      Since         Mr. Clark joined the
 Vice President        CORE International Equity       1997          Investment Adviser as a
                       Fund                                          portfolio manager in the
                                                                     quantitative equity
                                                                     management team in 1992.
-----------------------------------------------------------------------------------------------
 Raymond J.            Portfolio Manager--             Since         Mr. Iwanowski joined the
 Iwanowski             CORE International Equity       1998          Investment Adviser as an
 Vice President        Fund                                          associate and portfolio
                                                                     manager in 1997. From
                                                                     1993 to 1997, he was a
                                                                     Vice President and head
                                                                     of the Fixed Derivatives
                                                                     Client Research group at
                                                                     Salomon Brothers.
-----------------------------------------------------------------------------------------------
 Robert C. Jones       Senior Portfolio Manager--      Since         Mr. Jones joined the
 Managing              CORE International Equity       1997          Investment Adviser as a
 Director              Fund                                          portfolio manager in
                                                                     1989.
-----------------------------------------------------------------------------------------------

Singapore-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible      Five Year Employment History
-----------------------------------------------------------------------------------------------
 Alice Lui             Portfolio Manager--             Since         Ms. Lui joined the
 Vice President        Asia Growth Fund                1994          Investment Adviser as a
                                                                     portfolio manager in
                                                                     1990.
-----------------------------------------------------------------------------------------------
 Warwick M.            Senior Portfolio Manager--      Since         Mr. Negus joined the
 Negus                 Asia Growth Fund                              Investment Adviser as a
 Managing              Emerging Markets Equity         1994          portfolio manager in
 Director and          Fund                            1997          1994. From 1987 to 1994,
 Co-Head               Portfolio Manager--                           he was a Vice President
 Emerging Market       International Equity Fund                     of Bankers Trust
 Equities              International Small Cap         1994          Australia Ltd where he
                       Fund                            1998          was the Chief Investment
                                                                     Officer of its Southeast
                                                                     Asian investment team.
-----------------------------------------------------------------------------------------------
 Ramakrishna           Portfolio Manager--             Since         Mr. Shankar joined the
 Shanker               Asia Growth Fund                1997          Investment Adviser as an
 Vice President        Emerging Markets Equity         1998          operations manager in
                       Fund                                          1997. From July 1996 to
                                                                     1997, he worked for
                                                                     Goldman Sachs in
                                                                     Singapore as a strategic
                                                                     advisor for transactions
                                                                     involving infrastructure
                                                                     industries in Asia. From
                                                                     1988 to 1996, he worked
                                                                     for Goldman Sachs as an
                                                                     investment banker in the
                                                                     Investment Banking
                                                                     Division.
-----------------------------------------------------------------------------------------------

                                                                             7-J

--------------------------------------------------------------------------------
Tokyo-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible      Five Year Employment History
-----------------------------------------------------------------------------------------------
 Guy P. de C.          Senior Portfolio Manager--      Since         Mr. Bennett joined the
 Bennett               Japanese Equity Fund                          Investment Adviser as a
 Vice President        Portfolio Manager--             1998          portfolio manager in
                       International Equity Fund                     1996 and is also co-head
                                                       1997          of GSAM's Japanese
                                                                     Equity Group in Tokyo.
                                                                     From 1984 to 1996, he
                                                                     was a portfolio manager
                                                                     and an Executive
                                                                     Director at CIN
                                                                     Management.
-----------------------------------------------------------------------------------------------
 Shigeka Kouda         Portfolio Manager--             Since         Mr. Kouda joined the
 Vice President        International Small Cap         1998          Investment Adviser as a
                       Fund                                          portfolio manager in
                                                                     1997. From 1992 to 1997,
                                                                     he was at the Fixed
                                                                     Income Division of
                                                                     Goldman Sachs (Japan)
                                                                     Limited, where he was
                                                                     extensively involved in
                                                                     emerging markets trading
                                                                     as well as International
                                                                     Fixed Income
                                                                     institutional sales.
-----------------------------------------------------------------------------------------------
 Shogo Maeda           Senior Portfolio Manager--      Since         Mr. Maeda joined the
 Managing              Japanese Equity Fund                          Investment Adviser as a
 Director              Portfolio Manager--             1994          portfolio manager in
                       International Equity Fund                     1994. From 1987 to 1994,
                       International Small Cap         1994          he worked at Nomura
                       Fund                            1998          Investment Management
                                                                     Incorporated as a Senior
                                                                     Portfolio Manager.
-----------------------------------------------------------------------------------------------
 Miyako                Portfolio Manager--             Since         Ms. Shibamoto joined the
 Shibamoto             Japanese Equity Fund            1998          Investment Adviser as a
 Vice President                                                      member of the Japanese
                                                                     Equity team in March
                                                                     1998. From 1993 to 1998,
                                                                     she was a Vice President
                                                                     at Scudder Stevens and
                                                                     Clark (Japan).
-----------------------------------------------------------------------------------------------
 Takeya Suzuki         Portfolio Manager--             Since         Mr. Suzuki joined the
 Vice President        Japanese Equity Fund            1998          Investment Adviser as a
                                                                     portfolio manager in
                                                                     1996. From 1990 to 1996,
                                                                     he was a Japanese equity
                                                                     portfolio manager at
                                                                     Nomura Investment
                                                                     Management where he
                                                                     actively managed assets
                                                                     for U.S. pension funds.
-----------------------------------------------------------------------------------------------

8-J

                                                               SERVICE PROVIDERS


 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as the Funds' transfer agent (the "Transfer Agent") and as such performs various share-holder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regula-tory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," which may lead to computer shutdowns or errors

                                                                             9-J

  (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner.
  In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
  . The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
  . The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems and the Investment Adviser will continue to monitor the situation.

  Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to con-tinue to service the Funds at current levels.

  In addition, Investment Advisor has undertaken measures to ensure that it appropriately takes into account available information concerning the Year 2000 preparedness of the issuers of securities held by the Funds. The Investment Advisor may obtain such Year 2000 information from various sources which the Investment Advisor believes to be reliable, including the issuers' public regulatory filings. However, the Investment Advisor is not in a position to verify the accuracy or completeness of such information.

  At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suf-ficient to avoid any adverse effect on the Funds due to the Year 2000 Prob-lem.

10-J

Dividends

Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
 . Cash
 . Additional shares of the same class of the same Fund
 . Shares of the same or an equivalent class of another Goldman Sachs Fund or units of the ILA Portfolios. Special restrictions may apply for exchanges in certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid annually.

From time to time a portion of a Fund's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distri-butions on such shares from such income or realized appreciation may be taxable to the investor even if the NAV of the shares is, as a result of the distribu-tions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

                                                                            11-J

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Institutional Shares.

 HOW TO BUY SHARES


 How Can I Purchase Institutional Shares Of The Funds?

 You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:

 . Wire federal funds to State Street Bank and Trust Company ("State Street") (each Fund's custodian) on the next business day; or

 .  Initiate an Automated Clearing House Network ("ACH") transfer; or

 . Send a check or Federal Reserve draft payable to Goldman Sachs Funds--(Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. Goldman Sachs Trust (the "Trust") will not accept a check drawn on a foreign bank or a third-party check.

 In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application attached to this Prospectus. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

 How Do I Purchase Shares Through a Financial Institution?

 Certain institutions (including banks, trust companies, brokers and invest-ment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, pur-chase, redemption and exchange orders placed by or on behalf of their cus-tomers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

 . A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a busi-ness day, and the order will be priced at the Fund's NAV next determined after such acceptance.

 . Authorized institutions and intermediaries will be responsible for trans-mitting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust.

                                                                             1-G

 These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Fund's Institutional Shares. These payments may be in addition to other payments borne by the Funds.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regulations, the Investment Adviser, Distributor and/or their affiliates may also con-tribute to various cash and non-cash incentive arrangements to promote the sale of shares. This additional compensation can vary among such institu-tions depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the particular program involved, or the amount of reimbursable expenses. Additional compen-sation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

2-G

                                                               SHAREHOLDER GUIDE


 What is My Minimum Investment in the Funds?


  Type of Investor                             Minimum Investment
 -------------------------------------------------------------------------------
  . Banks, trust companies or    $1,000,000 in Institutional Shares of a Fund
  other depository institutions  alone or in combination with other assets
  investing for their own        under the management of GSAM and its affiliates
  account or on behalf of
  clients

  . Pension and profit sharing
  plans, pension funds and
  other company-sponsored
  benefit plans

  . State, county, city or any
  instrumentality, department,
  authority or agency thereof

  . Corporations with at least
  $100 million in assets or in
  outstanding publicly traded
  securities

  . "Wrap" account sponsors
  (provided they have an
  agreement covering the
  arrangement with GSAM)

  . Registered investment
  advisers investing for
  accounts for which they
  receive asset-based fees
 -------------------------------------------------------------------------------
  . Individual investors         $10,000,000

  . Qualified non-profit
  organizations, charitable
  trusts, foundations and
  endowments

  . Accounts over which GSAM or
  its advisory affiliates have
  investment discretion
 -------------------------------------------------------------------------------

 The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 . Modify or waive the minimum investment amounts.
 . Reject or restrict any purchase or exchange orders by a particular pur-chaser
   (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subse-quent abrupt redemption might be, of a size that would disrupt the manage-ment of a Fund.

                                                                             3-G

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Institutional Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

               (Value of Assets of the Class)
                - (Liabilities of the Class)
     NAV = -----------------------------------------
           Number of Outstanding Shares of the Class


 The Funds' investments are valued based on market quotations or if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.

 . NAV per share of each class is calculated by State Street each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.

 . When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.

 . When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discre-tion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

4-G

                                                               SHAREHOLDER GUIDE


 HOW TO SELL SHARES


 How Can I Sell Institutional Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institu-tional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemp-tion proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.


  Instructions For Redemptions:
 ------------------------------------------------------------------------
  By Writing:      . Write a letter of instruction that includes:
                     . Your name(s) and signature(s)
                     . Your account number
                     . The Fund name and Class of Shares
                     . The dollar amount you want to sell
                     . How and where to send the proceeds
                   . Obtain a signature guarantee
                     . Mail your request to:
                       Goldman Sachs Funds
                       4900 Sears Tower--60th Floor
                       Chicago, IL 60606-6372
                   . You may request that redemption proceeds be
                     sent to you by check or by wire
 ------------------------------------------------------------------------
  By Telephone:      If you have not declined the telephone
                     redemption privileges on your Account Application:
                   . Call 1-800-621-2550 (8:00 a.m. to 4:00 p.m.
                     New York time)
 ------------------------------------------------------------------------

 Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under "How Do I Purchase Shares Through A Financial Institution?"

 What Is A Signature Guarantee?
 A signature guarantee is designed to protect you, the Funds and Goldman Sachs from fraud. You may obtain a signature guarantee from a bank, securi-ties broker or dealer, credit union having the authority to issue signature guarantees, savings and loan association, building and loan association, cooperative bank, federal savings bank or association, national securities exchange, registered securities association or clearing agency, provided that such institution satisfies the standards established by Goldman Sachs.

                                                                             5-G

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

 . All telephone requests are recorded.
 . Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request will be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 . The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 . Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request, unless you are selling shares you recently paid for by check. In that case, the Funds will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 . To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the account application to the Transfer Agent.
 . Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.
 . If the redeemed shares were recently paid for by check, the Funds will pay the redemption proceeds when the check has cleared, which may take up to 15 days.


6-G

                                                               SHAREHOLDER GUIDE

 By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemp-tion request, unless you are selling shares you recently paid for by check. In that case, the Funds will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 . Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 . Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

 The Trust reserves the right to:
 . Redeem your shares if your account balance falls below $50 as a result of earlier redemptions. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days' prior writ-ten notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 . Redeem your shares in other circumstances determined by the Board of Trust-
   ees to be in the best interest of the Trust.
 . Pay redemptions by a distribution in-kind of securities (instead of cash).
   If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange Institutional Shares of a Fund at NAV for Institutional Shares of any other Goldman Sachs Fund. The exchange privilege may be mate-rially modified or withdrawn at any time upon 60 days' written notice to you.

                                                                             7-G

  Instructions For Exchanging Shares:
 -----------------------------------------------------------------------
  By Writing:      . Write a letter of instruction that includes:
                     . The recordholder name(s) and signature(s)
                     . The account number
                     . The Fund name and Class of Shares
                     . The dollar amount to be exchanged
                   . Mail the request to:
                     Goldman Sachs Funds
                     Name of Fund and Class of Shares
                     4900 Sears Tower--60th Floor
                     Chicago, IL 60606-6372
 -----------------------------------------------------------------------
  By Telephone:    If you have not declined the telephone redemption
                   privileges on your Account Application:
                   . 1-800-621-2550 (8:00a.m. to 4:00 p.m.
                     New York time)
 -----------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 . You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 . All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 . Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 . Exchanges are available only in states where exchanges may be legally made. . It may be difficult to make telephone exchanges in times of drastic eco-
   nomic or market conditions.
 . Goldman Sachs may use reasonable procedures described under "What Do I Need
   To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.


8-G

                                                               SHAREHOLDER GUIDE

 What Types of Reports Will I Be Sent Regarding Investments in Institutional Shares?
 You will receive an annual report containing audited financial statements and a semiannual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. A year-to-date statement for your account will be pro-vided upon request made to Goldman Sachs. The Funds do not generally provide sub-accounting services.

                                                                             9-G

Taxation

 TAXABILITY OF DISTRIBUTIONS


 Fund distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) to the extent they are attributable to the Fund's net investment income, certain net realized foreign exchange gains and net short-term capital gains. They are taxable as long-term capital gains to the extent they are attributable to the Fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest in additional shares or take the distribution as cash. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior Decem-ber 31. The tax status and amounts of the dividends and distributions for each calendar year will be detailed in your annual tax statement from the Fund.

 At any time, a portion of a Fund's NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on a Fund's shares may be taxable to you, even if the NAV of your shares is, as a result, reduced below the cost of those shares and the distributions represent a return of your purchase price.

 A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

 Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income. Under certain circum-stances, the Funds may make an election to treat a proportionate amount of such taxes as constituting a distribution to you, which would allow you either (1) to credit such proportionate amount of taxes against your U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

                                                                             1-D

 TAXABILITY OF SALES AND EXCHANGES


 Any sale or exchange of Fund shares may generate a tax liability (unless your investment is in an IRA or other tax-advantaged account). Depending upon the purchase or sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

 You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods that you hold shares.) Any loss rec-ognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

 There are certain tax requirements that all Funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instru-ments.

 In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from a Fund or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

2-D

APPENDIX A

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, SECURITIES AND TECHNIQUES

 A. General Portfolio Risks.


 The Funds will be subject to the risks associated with equity securities. "Equity securities" include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock pur-chase rights. In general, stock values fluctuate in response to the activi-ties of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cycli-cal, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income investments. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Con-versely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and a Fund will not recover its invest-ment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (exten-sion risk). In general, if interest rates on new mortgage loans fall suffi-ciently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

 The Funds are subject to certain fundamental investment restrictions that are described in the Additional Statement. Fundamental investment restric-tions of a Fund cannot be changed without approval of a majority of the out-standing shares of that Fund as defined in the Additional Statement. Each Fund's investment objectives

                                                                             3-D
 and all policies not specifically designated as fundamental are non-funda-mental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. See "Financial High-lights" in Appendix B for a statement of the Funds' historical portfolio turnover rates.

 B. Other Portfolio Risks.


 Risks of Investing in Small Capitalization Companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfo-lio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain peri-ods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of average economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitaliza-tion companies and REITs may be more difficult to price precisely the other types of securities because of their characteristics and lower trading vol-umes.

 Risks of Foreign Investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securi-ties of U.S. issuers. Foreign investments may be affected by changes in cur-rency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S.

4-D

                                                                      Appendix A

 dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such divi-dends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union ("EU") pre-sents unique uncertainties, including the legal treatment of certain out-standing financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries in the European Union such as the United Kingdom and Den-mark, into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Funds.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

                                                                             5-D

 Concentration of a Fund's assets in one of a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the gov-ernmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel pay-ment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. Funds that invest in securities of issuers in emerging countries will be subject to heightened risks. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respec-tive clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limi-tations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such

6-D

                                                                      Appendix A

 countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. A Fund's investment in emerging coun-tries may also be subject to withholding or other taxes, which may be sig-nificant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its

                                                                             7-D
 portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.
 The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries, thus subjecting the Fund to a greater risk of loss if a securities firm defaults in the performance of its responsibili-ties.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of particular investment, or investment generally, in such coun-tries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor per-ceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price pre-cisely because of their characteristics and lower trading volumes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Derivative Investments. A Fund's transactions, if any, in options, futures, options on futures, swaps, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments or, the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in secu-rities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return) which is considered a speculative practice and pre-sents even greater risk of loss.

8-D

                                                                      Appendix A


 Risk of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

 .Both domestic and foreign securities that are not readily marketable .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

 Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. Government (and its agen-cies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

                                                                             9-D

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

 .U.S. Government securities
 .Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's .Certificates of deposit
 .Bankers' acceptances
 .Repurchase agreements
 .Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

 C. Portfolio Securities and Techniques.


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 Convertible Securities

 Convertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Con-vertible securities have both equity and fixed-income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convert-

10-D

                                                                      Appendix A

 ible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Foreign Currency Transactions

 A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific cur-rency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.


 Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of cor-relation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgement of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date.

 Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 Structured Securities

 Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or

                                                                            11-D
 other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or neg-atively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at matu-rity. In addition, changes in the interest rates or the value of the secu-rity at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securi-ties.

 Structured securities include, but are not limited to, inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the vola-tility of its market value.

 REITs

 REITS are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mort-gage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possi-ble declines in the value of real estate, general and local economic condi-tions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including man-agement fees, paid by a REIT in which it invests.

 Options on Securities, Securities Indices and Foreign Currencies

 A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instru-ment during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obliga-tion to sell, the underlying instrument

12-D

                                                                      Appendix A

 during the option period. Certain Funds may write (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index comprised of securities in which they may invest. A Fund that invests in foreign securities may also purchase and sell (write) put and call options on foreign currencies.


 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater liquidity and credit risks.

 Futures Contracts and Options on Futures Contracts

 Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various secu-rities (such as U.S. Government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

 A Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return; or to hedge against changes in interest rates, securities prices or currency exchange rates, or to the extent applicable, otherwise manage its term structure and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transac-tions with respect to any such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent per-

                                                                            13-D
 mitted by such regulations. A Fund may not purchase or sell futures con-tracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the mar-ket value of the Fund's net assets.

 Futures contracts and related options present the following risks:

 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 Equity Swaps

 Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common

14-D

                                                                      Appendix A

 stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments

 When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is con-sidered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the sold secu-rities may increase before the settlement date. Although a Fund will gener-ally purchase securities on a whenissued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments before settlement whenever the Investment Adviser deems it appropriate.

 Lending of Portfolio Securities

 Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. Government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or possible loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 Short Sales Against-the-Box

 Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

                                                                            15-D

 Preferred Stock, Warrants and Rights

 Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default of other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the war-rant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Standard & Poor's Depository Receipts

 The Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transac-tion costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

16-D

Appendix C
Prior Performance of Similarly Advised Accounts of the Investment Adviser

 EUROPEAN EQUITY FUND


                                 FT/S&P
                    European   Actuaries
                     Equity   Europe Index
                    Composite  (unhedged)
------------------------------------------
  1998                    %           %
  1997               19.54%      23.66%
  1996               41.89%      23.51%
  1995               29.93%      22.17%
  1994                8.38%       2.95%
  10/1/93-12/31/93    4.16%       9.12%
------------------------------------------

                                             Average Annual
                                              Total Return
                             One Year Ended Five Years Ended Since Inception
                                12/31/98        12/31/98         10/1/93
----------------------------------------------------------------------------
  European Equity Composite          %               %                %
  FT/S&P Actuaries Europe
   Index (unhedged)                  %               %                %
----------------------------------------------------------------------------

 The preceding table sets forth the Investment Adviser's composite perfor-mance data relating to the historical performance of all discretionary pri-vate accounts managed by the Investment Adviser that have investment objec-tives, policies and strategies substantially similar to the European Equity Fund. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as measured against the FT/S&P Actuaries Europe Index (unhedged) and does not represent the performance of the European Equity Fund. Investors should not consider this performance data as a substitute for the performance of the European Equity Fund nor should investors consider this data as an indication of future performance of the European Equity Fund or of the Investment Adviser. The FT/S&P Actuaries Europe Index (unhedged) is unmanaged and investors can-not invest directly in the Index.

 In accordance with the standards of the Association for Investment Manage-ment and Research ("AIMR"), the Investment Adviser's composite performance data was calculated on a time-weighted and asset-weighted total return basis which includes realized and unrealized gains and losses plus income. Total return perfor-

                                                                      APPENDIX C

mance of the European Equity Fund will be calculated in accordance with the regulations of the SEC. The SEC standardized average annual total return is neither time-weighted nor asset-weighted and is determined for specified peri-ods by computing the annual percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the differences in methodology between AIMR and SEC requirements could result in different performance data for iden-tical time periods.

The actual expenses of the private accounts included in the composite were lower than the estimated expenses of the Fund. Accordingly, the performance record of the composite has been adjusted downward based on the estimated expenses of the Institutional Shares of the European Equity Fund during its first year of operations. All returns presented reflect the reinvestment of dividends and other earnings. The private accounts are not subject to the same diversification requirements, specific tax restrictions and investment limita-tions imposed on the European Equity Fund by the Investment Company Act of 1940 and Subchapter M of the Code. Consequently, the performance results of the Investment Adviser's composite could have been adversely affected if the pri-vate accounts had been regulated as investment companies under the federal securities laws.

Index

   1 General Investment Management Approach
     Fund Investment Objectives and Strategies
       3 Goldman Sachs Core International Equity Fund
       4 Goldman Sachs International Equity Fund
         Goldman Sachs European Equity Fund
         Goldman Sachs Japanese Equity Fund
         Goldman Sachs International Small Cap Fund
       5 Goldman Sachs Emerging Markets Equity Fund
       6 Goldman Sachs Asia Growth Fund
     Other Investment Practices and Securities

     Principal Risks of the
     Funds
     Fund Performance
   8 Fund Fees and Expenses
     Service Providers
     Dividends
     Shareholder Guide
     How To Buy Shares
     How To Sell Shares
     Shareholder Services
     Taxation
 A-1 Appendix A
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques
 B-1 Appendix B
     Financial Highlights
 C-1 Appendix C

International Equity Funds
Prospectus (Institutional Shares)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-621-2550
 By mail - Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. The Funds' investment company registration number is 811-5349.

                                     [LOGO]

  Prospectus

  GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

                                                SERVICE SHARES

                                                April 30, 1999

 .Goldman Sachs
 CORE
 International
 Equity Fund

 .Goldman Sachs
 International
 Equity Fund

 .Goldman Sachs
 European Equity
 Fund

 .Goldman Sachs
 Japanese Equity
 Fund

 .Goldman Sachs
 International
 Small Cap Fund

 .Goldman Sachs
 Emerging
 Markets Equity
 Fund

 .Goldman Sachs
 Asia Growth
 Fund
                                                (INSERT ARTWORK)






  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
  APPROVED OR DISAPPROVED THESE SECURITIES OR
  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
  ANY REPRESENTATION TO THE CONTRARY IS A
  CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT
  AND IS NOT INSURED BY THE FEDERAL DEPOSIT
  INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
  AGENCY. AN INVESTMENT IN A FUND INVOLVES
  INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
  PRINCIPAL.

General Investment Management Approach

Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the CORE International Equity Fund. Goldman Sachs Asset Management International serves as investment adviser to International Equity, European Equity, Japanese Equity, Interna-tional Small Cap, Emerging Markets Equity and Asia Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Asset Management International are each referred to in this Prospectus as the "Investment Adviser."


 ACTIVELY MANAGED STYLE FUNDS


 Goldman Sachs Actively Managed Investment Philosophy


                                          How the Investment Adviser Acts on
   Belief                                 Belief
------------------------------------------------------------------------------
  .Equity markets are inefficient         Seek excess return through team
                                          driven, research intensive and
                                          bottom-up stock selection.

  .Returns are variable                   Seek to capitalize on variability of
                                          market and regional returns through
                                          value-added asset allocation
                                          decisions.

  .Corporate fundamentals                 Drive investment process through
                                          rigorous analysis of business;
                                          ultimately drive share prices and
                                          company management.

  .A businesses' intrinsic value will be  Seek to realize value through a
   achieved over time                     long-term investment horizon.

  .Portfolio risk must be carefully       Seek to systematically monitor and
   analyzed and monitored                 manage risk through diversification,
                                          multi-factor risk models and
                                          currency management.
------------------------------------------------------------------------------

 Equity securities for these Funds are evaluated based on bottom-up stock selection process, portfolio construction, and portfolio review and analy-sis.

--------------------------------------------------------------------------------


                                                                             1-I

 QUANTITATIVE ("CORE") STYLE FUNDS


 Goldman Sachs Quantitative Multifactor Model
 The CORE International Equity Fund uses the Goldman Sachs proprietary multifactor models (each a "Multifactor Model"), a rigorous computerized rating system, to forecast the returns of securities held in the Fund's portfolio.

 The Multifactor Models incorporates common variables covering measures of:
 .Value (price-to-book, price-to-earnings, cash flow to enterprise value) .Momentum (earnings momentum, price momentum, sustainable growth)
 .Risk (market risk, company-specific risk, earnings risk)

 All of the above factors are carefully evaluated within the Multifactor Mod-els since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast.

 CORE stands for "Computer-Optimized Research Enhanced."

--------------------------------------------------------------------------------

2-I

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs CORE International Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term growth of capital

         Benchmarks   Morgan Stanley Capital International Europe, Australia,
                      Far East ("EAFE") Index (unhedged)

   Investment Focus   Large capitalization equity securities of companies that
                      are organized outside the United States or whose securi-ties are primarily traded outside the United States

   Investment Style   Quantitative


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund's assets are invested in at least three foreign countries. Emerging countries are coun-tries with economies or securities markets that are considered by the Investment Adviser not to be fully developed.

 The Fund seeks broad representation of large cap issuers across major coun-tries and sectors of the international economy. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintain-ing risk, style, capitalization and industry characteristics similar to the EAFE Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE Index.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

                                                                             3-I

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs International Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   FT/S&P Actuaries Europe & Pacific Index (unhedged)

   Investment Focus   Equity securities of companies organized outside the
                      United States or whose securities are principally traded outside the United States

   Investment Style   Actively Managed


 INVESTMENT OBJECTIVE

 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than those in which the International Small Cap Fund primarily intends to invest.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries.

 The Fund expects to invest a substantial portion of its assets in the secu-rities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the emerging countries in which the Emerging Markets Equity Fund may invest. Many of the emerging countries in which the Fund may invest involve risks that are not present in investments in more developed countries.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities.

4-I

Goldman Sachs European Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   FT/S&P Actuaries Europe Index (unhedged)

   Investment Focus   Equity securities of European companies

   Investment Style   Actively Managed


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of European companies. Because of its focus, the Fund will be more susceptible to European economic, market, political and local risks than a fund that is more geographically diversified.

 A European issuer is a company that either:
 .Has a class of its securities whose principal securities markets is in a
  European country;
 .Is organized under the laws of, or has a principal office in, a European country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more of the European countries; or .Maintains 50% or more of its assets in one or more of the European coun-
  tries.

 The Fund may allocate its assets among different countries as determined by the Investment Adviser from time to time, provided that the Fund's assets are invested in at least three European countries. It is currently antici-pated that a majority of the Fund's assets will be invested in the equity securities of large cap companies located in the developed countries of Western Europe. However, the Fund may also invest, without limit, in mid cap companies and small cap companies, as well as companies located in emerging countries in which the Emerging Markets Equity Fund may invest, including the states that formerly comprised the Soviet Union and Yugoslavia.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-European countries and in fixed-income securities.

                                                                             5-I

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Japanese Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   Tokyo Price Index ("TOPIX") (unhedged)

   Investment Focus   Equity securities of Japanese companies

   Investment Style   Actively Managed


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of Japanese companies. A Japanese issuer is a company that either:
 .Has a class of its securities whose principal securities markets is in
  Japan;
 .Is organized under the laws of, or has a principal office in Japan; .Derives 50% or more of its total revenue from goods produced, sales made or services performed in Japan; or
 .Maintains 50% or more of its assets in Japan.

 The Fund's concentration in Japanese companies will expose it to the risk of adverse social, political and economic events which occur in Japan or affect the Japanese markets.

 Japan's economy, the second largest in the world, has grown substantially over the last three decades. Since 1990, however, Japan's economic growth has declined significantly, and is currently subject to deflationary pres-sures. In addition to this economic downturn, Japan is undergoing structural adjustments related to high wages and taxes, currency valuations and struc-tural rigidities. Japan has also been experiencing notable uncertainty and loss of public confidence in connection with the reform of its political process and the deregulation of its economy. These conditions present risks to the Japanese Equity Fund and its ability to attain its investment objec-tive.

6-I

 Japan's economy is heavily dependent upon international trade, and is espe-cially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A sub-stantial rise in world oil or commodity prices, or a fall-off in Japan's manufactured exports, could be expected to adversely affect Japan's economy. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. As of the date of this Prospectus, Japan's banking industry con-tinued to suffer from non-performing loans, declining real estate values and lower valuations of securities holdings.

 The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are also not always equally enforced.

 The common stocks of many Japanese companies trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the U.S. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason price-earnings ratios of the stocks of Japanese companies have tended his-torically to be higher than those of U.S. stocks. In addition, Japanese com-panies have tended to have higher growth rates than U.S. companies, and Jap-anese interest rates have generally been lower than U.S. interest rates. These factors have contributed to lower discount rates and higher price-earnings ratios in Japan than in the U.S.

 During the recent past the average stock market prices of Japanese compa-nies, as measured by major indices such as the NIKKEI 225 Average, have experienced a substantial decline. It is not possible to determine whether this general decline will continue.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of non-Japanese companies and in fixed-income securities, which may include up to 10% in emerging countries. Many of the emerging countries in which the Fund may invest involve risks that are not present in investments in more developed countries.

                                                                             7-I

Goldman Sachs International Small Cap Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   Morgan Stanley Capital International EAFE Small Cap
                      Index (unhedged)

   Investment Focus   Equity securities of foreign companies with public stock
                      market capitalizations of $1 billion or less at the time of investment

   Investment Style   Actively Managed


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of companies:
 .With public stock market capitalizations of $1 billion or less at the time of investment; and
 .That are organized outside the United States or whose securities are prin-cipally traded outside the United States.

 The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in small cap securities of companies in the developed countries of Western Europe, Japan and Asia. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the emerging countries in which the Emerging Market Equity Fund may invest. Many of the emerging countries in which the Fund may invest involve risks that are not present in investments in more developed coun-tries.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of larger cap companies with public stock market capital-izations of more than $1 billion at the time of investment and in fixed-income securities. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its invest-ment objective, continue to hold the security.

8-I

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Emerging Markets Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   Morgan Stanley Capital International Emerging Markets
                      Free Index

   Investment Focus   Equity securities of emerging country issuers

   Investment Style   Actively Managed


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of emerging country issuers. The Investment Adviser may consider classifica-tions by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include among others, most Latin American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund's investment focus will be in the following emerging countries:

  .Argentina          .Egypt           .Jordan         .Philippines        .Sri Lanka
  .Botswana           .Greece          .Kenya          .Poland             .Taiwan
  .Brazil             .Hong Kong       .Malaysia       .Portugal           .Thailand
  .Chile              .Hungary         .Mexico         .Russia             .Turkey
  .China              .India           .Morocco        .Singapore          .Venezuela
  .Colombia           .Indonesia       .Pakistan       .South Africa       .Zimbabwe
  .Czech Republic     .Israel          .Peru           .South Korea

                                                                             9-I

 An emerging country issuer is any company that either:
 .Has a class of its securities whose principal securities market is in an emerging country;
 .Is organized under the laws of, or has a principal office in, an emerging country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more emerging countries; or .Maintains 50% or more of its assets in one or more of the emerging coun-
  tries.

 Concentration of the Fund's assets in one or a few emerging countries and currencies will subject the Fund to greater risks than if the Fund's assets were not so concentrated.

 Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its total assets in securities of issuers in any one emerging country. Allocation of the Fund's investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers' and Goldman Sachs economists' views of the rela-tive attractiveness of emerging countries and currencies are considered in allocating the Fund's assets among emerging countries. Investments in emerg-ing countries involve risks that are not present in investments in more developed countries.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in
 (i) fixed-income securities of private and governmental emerging country issuers; and (ii) equity and fixed-income securities of issuers in developed countries.

10-I

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Asia Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

          Objective   Long-term capital appreciation

          Benchmark   Morgan Stanley Capital International All County Asia
                      Free ex-Japan Index (unhedged)

   Investment Focus   Equity securities of companies in Asian countries

 Investment Process   Actively Managed


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of Asian issuers.
 An Asian issuer is any company that either:
 .Has a class of its securities whose principal securities markets is in one or more Asian country;
 .Is organized under the laws of, or has a principal office in, an Asian country;
 .Derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more Asian countries; or .Maintains 50% or more of its assets in one or more Asian countries.

 The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund's investment policies, Asian countries are:
 .China               .Malaysia           .South Korea
 .Hong Kong           .Pakistan           .Sri Lanka
 .India               .Philippines        .Taiwan
 .Indonesia           .Singapore          .Thailand

 as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments.

                                                                            11-I

 Allocation of the Fund's investments will depend upon the Investment Advis-er's views of the relative attractiveness of the Asian markets and particu-lar issuers.

 Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not so concentrated. For example, on January 31, 1999 (the end of the Fund's last fiscal year), more than 35% of the Fund's assets were invested in securities that traded in Hong Kong.

 Starting in mid-1997 some Pacific region countries began to experience cur-rency devaluations that resulted in high interest rate levels and sharp reductions in economic activity. This situation resulted in a significant drop in the securities prices of companies located in the region. Some coun-tries have experienced government intervention, have sought assistance from the International Monetary Fund and are undergoing substantial domestic unrest. Although some countries are taking steps to restructure their finan-cial sectors in a manner that may facilitate a return to long-term economic growth, there can be no assurance that these efforts will be successful or that their current problems will not persist. At the end of its last fiscal year, a substantial portion of the Asia Growth Fund was invested in securi-ties traded in the Hong Kong market. In 1997, the sovereignty of Hong Kong reverted from the United Kingdom to China. Although Hong Kong is, by law, to maintain a high degree of autonomy, there can also be no assurance that the general economic position of Hong Kong will not be adversely affected as a result of the exercise of Chinese sovereignty over Hong Kong. In particular, business confidence in Hong Kong can be significantly affected by political developments and statements by public figures in China, which can in turn affect the performance of the securities markets. In addition, the reversion of Hong Kong to China has created uncertainty as to future currency valua-tions relative to the U.S. dollar. Any future valuation changes could be adverse from the perspective of U.S. investors.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and in fixed-income securities.

12-I

                      [This page intentionally left blank]



                                                                            13-I

Other Investment Practices and Securities

 The table below identifies some of the investment practices and securities that may (but are not required to) be used by the Funds. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semiannual reports. For more information see Appendix A.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 . No asset limitation on usage; limited only by the objectives and strategies of the Fund
--Not permitted

                                              CORE
                                          International International European
                                             Equity        Equity      Equity
                                              Fund          Fund        Fund
------------------------------------------------------------------------------
Investment Practices
Cross Hedging of currencies                     .             .          .
Equity Swaps                                   10            10          10
Currency Swaps                                  .             .          .
Foreign Currency Transactions                   .             .          .
Futures Contracts and Options on Futures
 Contracts                                      .             .          .
Options on Foreign Currencies/1/                .             .          .
Options on Securities and Securities
 Indices/2/                                     .             .          .
Custodial Receipts                              .             .          .
Unseasoned Companies                            .             .          .
Warrants and Stock Purchase Rights              .             .          .
Repurchase Agreements                           .             .          .
Securities Lending                           33 1/3        33 1/3      33 1/3
Short Sales Against the Box                    --            25          25
------------------------------------------------------------------------------

 1 May purchase and sell call and put options.
 2 May sell covered call and put options and purchase call and put options.

14-I

                                       OTHER INVESTMENT PRACTICES AND SECURITIES







  Japanese             International                      Emerging                        Asia
   Equity                Small Cap                         Markets                       Growth
    Fund                   Fund                          Equity Fund                      Fund
----------------------------------------------------------------------------------------------------
     .                       .                                .                            .
      10                     10                               10                            10
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
     .                       .                                .                            .
   33 1/3                 33 1/3                           33 1/3                        33 1/3
      25                    25                                25                            25
----------------------------------------------------------------------------------------------------

                                                                            15-I

                                       OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 . No asset limitation on usage; limited only by the objectives and strategies of the Fund
--Not permitted

                                              CORE
                                          International International European
                                             Equity        Equity      Equity
                                              Fund          Fund        Fund
------------------------------------------------------------------------------
Investment Securities
American, European and Global Depository
 Receipts                                       .             .          .
Asset-Backed and Mortgage-Backed
 Securities                                    --             .          .
Bank Obligations/1/                             .             .          .
Convertible Securities                          .             .          .
Corporate Debt Obligations                      ./2/          35         35
Equity Securities                               90+           65+        65+
Emerging Market Securities                      25            .          .
Fixed Income Securities/3/                      ./2/          35         35/1/
Foreign Securities                              .             .          .
Foreign Government Securities                   .             .          .
Non-Investment Grade Fixed Income
 Securities                                     --            35/4/      35/4/
Real Estate Investment Trusts                   .             .          .
Structured Securities                           .             .          .
Temporary Defensive Investments                 35           100        100
U.S. Government Securities                     35             .          .
------------------------------------------------------------------------------

  1  Issued by U.S. or foreign banks.
  2  Cash equivalents only.
  3 Except as noted under "Non-Investment Grade Fixed Income Securities," fixed-income securities are rated at least investment grade (i.e. BBB or higher by Standard & Poor's Rating Group ("Standard & Poor's") or Baa or higher by Moody's Investor's Service, Inc. ("Moody's").
  4 May be unrated or rated BB or lower by Standard & Poor's or Ba or lower by Moody's.

16-I

                                       OTHER INVESTMENT PRACTICES AND SECURITIES





 Japanese               Int'l                          Emerging
  Equity              Small Cap                         Markets                         Asia Growth
   Fund                 Fund                          Equity Fund                          Fund
---------------------------------------------------------------------------
    .                     .                                .                                 .
    .                     .                                .                                 .
    .                     .                                .                                 .
    .                     .                                .                                 .
    35                    .                                .                                 .
    65+                   65+                              65+                               65+
    .                     .                                .                                 .
    35                    .                                .                                 35
    .                     .                                .                                 .
    .                    --                                .                                 .
    35/4/                 35/4/                            35/4/                             35/4/
    .                     .                                .                                 .
    .                     .                                .                                 .
   100                   100                               35                               100
    .                     .                               35                                 .
---------------------------------------------------------------------------


                                                                            17-I

Principal Risks of the Funds

 Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

                                   Principal Investment Risks
                    ---------------------------------------------------------

 .Applicable
 --Not Applicable

                     CORE                             Int'l   Emerging
                    Int'l  Int'l  European Japanese Small Cap Markets   Asia
                    Equity Equity  Equity   Equity   Equity    Equity  Growth
 ----------------------------------------------------------------------------
  Credit              --     .       .        .         .        .       .
  Emerging Markets    .      .       .        .         .        .       .
  Interest Rate       .      .       .        .         .        .       .
  Small Cap Stock     --     --      --       --        .        .       .
  Foreign             .      .       .        .         .        .       .
  Derivatives         .      .       .        .         .        .       .
  Management          .      .       .        .         .        .       .
  Market              .      .       .        .         .        .       .
  Liquidity           .      .       .        .         .        .       .
  Stock               .      .       .        .         .        .       .
  Other               .      .       .        .         .        .       .
 ----------------------------------------------------------------------------

 .Credit/Default Risk--The risk that an issuer of fixed-income securities
  (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

 .Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value.

 .Small Cap Stock and REIT Risk--The securities of small capitalization stocks and REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or with-out a substantial drop in price.

18-I

 ALL FUNDS

 .Foreign Risks--The risk that when a Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability.These risks may involve the imposition of exchange controls, confiscation and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

 .Derivatives Risk--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments, which may be leveraged.

 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

 .Market Risk--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual compa-nies and/or general economic conditions. Price changes may be temporary or last for extended periods.

 .Liquidity Risk--The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus, because of unu-sual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic market or political events, or adverse investor perceptions, whether or not accurate.

 .Emerging Markets Risk--The securities markets of Asian, Latin American,
  Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capi-talization, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting require-ments as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political dis-ruptions. These risks are not normally associated with investment in more developed countries.

 .Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this prospectus, U.S. stock markets and certain

                                                                            19-I

                                  PRINCIPAL INVESTMENT SECURITIES AND TECHNIQUES

  foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

 More information about the Fund's portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

                                                                            20-I

 Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar charts and tables below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund's Service Shares from year to year; and (b) how the average annual returns of a Fund's Service Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distri-butions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limita-tions in effect. If expense limitations were not in place, a Fund's perfor-mance would have been reduced. The European Equity, Japanese Equity and International Small Cap Funds did not commence operations until October 1, 1998, May 1, 1998 and May 1, 1998, respectively. Since these Funds have less than one calendar year's performance, no performance information is provided in this section. As of the date of this Prospectus, Service Shares of the Asia Growth Fund had not commenced operations. Performance of the Asia Growth Fund is represented by the Class A Shares. Class A Shares are not offered in this Prospectus but have substantially similar annual returns because the shares are invested in the same investment portfolio of securi-ties. Annual returns differ only to the extent that Class A Shares has a 0.50% distribution and service fee and a 0.19% transfer agency fee while Service Shares have a 0.50% service fee and a 0.04% transfer agency fee.

                                                                FUND PERFORMANCE

CORE International Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was    %.

                                             [BAR CHART]

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998        1 YEAR SINCE INCEPTION
 ---------------------------------------------------------------------
  SERVICE SHARES (INCEPTION 8/15/97)                %           %
  Morgan Stanley Capital International Europe,
   Australia, Far East (EAFE) Index*                %           %
 ---------------------------------------------------------------------

 * The unmanaged Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index is a market capitalization-weighted composite of securi-ties in 20 developed markets. The Index figures do not reflect any fees or expenses.

International Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was    %.

                                             [Bar Chart]

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998               1 Year Since Inception
 ----------------------------------------------------------------------------
  Service Shares (Inception 3/6/96)                        %           %
  FT/S&P Actuaries Europe & Pacific Index (unhedged)*      %           %
 ----------------------------------------------------------------------------

 * The unmanaged FT/S&P Actuaries Europe & Pacific Index ("EuroPac") is a mar-ket capitalization-weighted composite of approximately 1,500 stocks from 20 countries in Europe and the Asia-Pacific region. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Emerging Markets Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was    %.

                                             [Bar Chart]

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %


 AVERAGE ANNUAL TOTAL RETURN


  For the period ended December 31, 1998                 1 Year Since Inception
 ------------------------------------------------------------------------------
  Service Shares (Inception 12/15/97)                       %           %
  Morgan Stanley Capital International Emerging Markets
   Free (EMF) Index*                                        %           %
 ------------------------------------------------------------------------------

 *  The unmanaged Morgan Stanley Capital International Emerging Markets Free
    (EMF) Index is a market capitalization-weighted composite of securities in over 30 emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

Asia Growth Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was  %.

                                            (INSERT GRAPH)


 Best Quarter


 Q     '9       %

 AVERAGE ANNUAL TOTAL RETURN
 Worst Quarter


 Q     "9       %

                                                     3
  For the period ended December 31, 1998    1 Year Years Since Inception
 -----------------------------------------------------------------------
  Class A (Inception 7/8/94)
  Including Sales Charges                      %      %          %
  Morgan Stanley Capital International All
   Country Asia Free ex-Japan*                 %      %          %
 -----------------------------------------------------------------------

 * The unmanaged Morgan Stanley Capital International All Country Asia Free ex-Japan Index is a market capitalization-weighted composite of securities in ten Asian countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses.

                      (This Page Intentionally Left Blank)

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.

                                            CORE      International European
                                        International    Equity      Equity
                                         Equity Fund      Fund        Fund
----------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on
 Purchases                                   None          None       None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                        None          None       None
Redemption Fees                              None          None       None
Exchange Fees                                None          None       None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):/2/
Management Fees                             0.85%         1.00%      1.00%
Service Fees/3/                             0.50%         0.50%      0.50%
Other Expenses/4/                           0.44%         0.22%      0.69%
----------------------------------------------------------------------------
Total Fund Operating Expenses*              1.79%         1.72%      2.19%
----------------------------------------------------------------------------

See page 10 for all other footnotes.

 * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The expense waivers and limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                             CORE      International European
                                         International    Equity      Equity
                                          Equity Fund      Fund        Fund
 ----------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund
   assets):/2/
  Management Fees                            0.85%         1.00%      1.00%
  Service Fees/3/                            0.50%         0.50%      0.50%
  Other Expenses/4/                          0.16%         0.14%      0.14%
 ----------------------------------------------------------------------------
  Total Fund Operating Expenses (after
   current waivers and expense
   limitations)*                             1.51%         1.64%      1.64%
 ----------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


   Japanese                                                Emerging                    Asia
    Equity            International Small                   Markets                   Growth
     Fund                  Cap Fund                       Equity Fund                 Fund/1/
---------------------------------------------------------------------------------------------
     None                     None                            None                      None
     None                     None                            None                      None
     None                     None                            None                      None
     None                     None                            None                      None
    1.00%                    1.20%                           1.20%                     1.00%
    0.50%                    0.50%                           0.50%                     0.50%
    2.07%                    3.35%                           0.50%                     0.35%
---------------------------------------------------------------------------------------------
    3.57%                    5.05%                           2.20%                     1.85%
---------------------------------------------------------------------------------------------


   Japanese                                                Emerging                    Asia
    Equity            International Small                   Markets                   Growth
     Fund                  Cap Fund                       Equity Fund                 Fund/1/
 --------------------------------------------------------------------------------------------
    1.00%                    1.20%                           1.20%                     1.00%
    0.50%                    0.50%                           0.50%                     0.50%
    0.05%                    0.20%                           0.19%                     0.20%
 --------------------------------------------------------------------------------------------
    1.55%                    1.90%                           1.89%                     1.70%
 --------------------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES

/1/Service Shares had not commenced operations as of the date of this Prospec-tus.
/2/The Funds' annual operating expenses have been restated to reflect current fees.
/3/Service Organizations may charge other fees to their customers who are bene-ficial owners of Service Shares in connection with their customers' accounts. Such fees may affect the return customers realize with respect to their invest-ments.
/4/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" (excluding management fees, transfer agency fees, service fees, taxes, interest and brokerage fees and litigation, indemni-fication and other extraordinary expenses) to the following percentages of each Fund's average daily net assets:

                   Other
Fund              Expenses
--------------------------
CORE
  International
  Equity           0.12%
International
  Equity           0.10%
European Equity    0.10%
Japanese Equity    0.01%
International
  Small Cap        0.16%
Emerging Markets
  Equity           0.15%
Asia Growth        0.16%

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Fund                       1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------
CORE International Equity   $      $       $        $
----------------------------------------------------------
International Equity        $      $       $        $
----------------------------------------------------------
European Equity             $      $        N/A      N/A
----------------------------------------------------------
Japanese Equity             $      $       $        $
----------------------------------------------------------
International Small Cap     $      $       $        $
----------------------------------------------------------
Emerging Markets Equity     $      $       $        $
----------------------------------------------------------
Asia Growth                 $      $       $        $
----------------------------------------------------------

Service Organizations that invest in Service Shares on behalf of their custom-ers may charge other fees directly to their customer accounts in connection with their investments, you should contact your Service Organization for infor-mation regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of such shares or for services to their customers' accounts and/or the Funds. For additional informa-tion regarding such compensation, see "Shareholder Guide" in the Prospectus and the Statement of Additional Information ("Additional Statement").

Service Providers

 INVESTMENT ADVISERS



  Investment Adviser                            Fund
 ------------------------------------------------------------------------
  Goldman Sachs Asset Management ("GSAM")       CORE International Equity
   One New York Plaza
   New York, New York 10004
 ------------------------------------------------------------------------
  Goldman Sachs Asset Management International
   ("GSAMI")                                    International Equity
   133 Petersborough Court                      European Equity
   London, England EC4A 2BB                     Japanese Equity
                                                International Small Cap
                                                Emerging Markets Equity
                                                Asia Growth
 ------------------------------------------------------------------------

 GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of December 31, 1998, GSAM and GSAMI, together with their affiliates, acted as investment
 adviser or distributor for assets in excess of $   billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds
 .Provides personnel to perform necessary executive, administrative and cler-ical services to the Funds

                                                                             1-J

 .Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                              For the Fiscal Year
                                              or Period Ended
                             Contractual Rate January 31, 1999
 ----------------------------------------------------------------
  GSAM:
 ----------------------------------------------------------------
  CORE International Equity        0.85%                %
 ----------------------------------------------------------------
  GSAMI:
 ----------------------------------------------------------------
  International Equity             1.00%                %
 ----------------------------------------------------------------
  European Equity                  1.00%                %
 ----------------------------------------------------------------
  Japanese Equity                  1.00%                %
 ----------------------------------------------------------------
  International Small Cap          1.20%                %
 ----------------------------------------------------------------
  Emerging Markets Equity          1.20%                %
 ----------------------------------------------------------------
  Asia Growth                      1.00%                %
 ----------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

 FUND MANAGERS


 M. Roch Hillenbrand, a Managing Director of Goldman Sachs, is the Head of Global Equities for GSAM, overseeing U.S., Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are con-sistent, reliable and predictable. Roch is also President of Commodities Corporation LLC, of which Goldman Sachs is the parent company. Over the course of his 18-year career at Commodities Corporation, Roch has had exten-sive experience in dealing with inter-

2-J

                                                               SERVICE PROVIDERS

 nal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

 International Equity Portfolio Management Team
 . Global portfolio teams based in London, Singapore, Tokyo and New York.
   Local presence is a key to the Investment Adviser's fundamental research capabilities
 . Teams manage over $27 billion in international equities for retail, insti-
   tutional and high net worth clients
 . Focus on bottom-up stock selection as main driver of returns, though the teams leverage the asset allocation, currency and risk management capabili-ties of GSAM

London-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible     Five Year Employment History
----------------------------------------------------------------------------------------------
 David Dick            Senior Portfolio Manager--      Since        Mr. Dick joined the
 Executive             European Equity Fund            1998         Investment Adviser as a
 Director                                                           senior portfolio manager
                                                                    on the European Equity
                                                                    team in 1998. From 1990
                                                                    to 1998, he was with
                                                                    Mercury Asset
                                                                    Management, where he was
                                                                    a portfolio manager for
                                                                    European equity and was
                                                                    head of Mercury's
                                                                    European sector
                                                                    strategy.
----------------------------------------------------------------------------------------------
 Ivor H. Farman        Portfolio Manager--             Since        Mr. Farman joined the
 Executive             International Equity Fund       1996         Investment Adviser as a
 Director              European Equity Fund            1998         senior portfolio manager
                                                                    in 1996. From 1995 to
                                                                    1996, he was responsible
                                                                    for originating and
                                                                    marketing French equity
                                                                    ideas at Exane in Paris.
                                                                    Prior to 1995, he spent
                                                                    five years engaged in
                                                                    French equity research
                                                                    and marketing at Banque
                                                                    Nationale de Paris and
                                                                    Schroders in London.
----------------------------------------------------------------------------------------------

                                                                             3-J

                                      Years Primarily
 Name and Title   Fund Responsibility Responsible     Five Year Employment History
----------------------------------------------------------------------------------
 Paul Greener      Portfolio               Since       Mr. Greener joined the
 Associate         Manager--               1998        Investment Adviser as a
                   International           1998        member of the Pan-European
                   Equity Fund                         Equity Team responsible for
                   European Equity                     European general retailers,
                   Fund                                business services and
                                                       technology sectors in 1996.
                                                       From 1994 to 1996, he was
                                                       an equity analyst at CIN
                                                       Management. Prior to 1994,
                                                       he was a student at the
                                                       University of Birmingham.
----------------------------------------------------------------------------------
 James P.          Portfolio               Since       Mr. Hordern joined the
 Hordern           Manager--               1998        Investment Adviser as a
 Executive         International                       portfolio manager in 1997.
 Director          Small Cap Fund                      From 1991 to 1997, he was
                                                       an Assistant Director and
                                                       portfolio manager at
                                                       Mercury Asset Management on
                                                       the European Specialist
                                                       Team.
----------------------------------------------------------------------------------
 Ralf Laier        Portfolio               Since       Mr. Laier joined the
 Vice President    Manager--               1998        Investment Adviser as a
                   Emerging Markets                    portfolio manager with a
                   Equity Fund                         focus on Central/Eastern
                                                       European (CEE) and the
                                                       Commonwealth of Independent
                                                       States (CIS) in 1997. Prior
                                                       to joining the Investment
                                                       Adviser, from 1995 to 1997,
                                                       he was Vice President of
                                                       Soros Global Research,
                                                       where he analyzed
                                                       investment opportunities in
                                                       CEE/CIS. From 1994 to 1995,
                                                       he achieved a Ph.D. from
                                                       the Academy of Economics in
                                                       Pozan, Poland, and from
                                                       1992 to 1994 he worked for
                                                       the Polish Ministry of
                                                       Privatization as a Project
                                                       Director developing
                                                       privatization strategies
                                                       for several industry
                                                       sectors.
----------------------------------------------------------------------------------

4-J

                                                               SERVICE PROVIDERS

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible     Five Year Employment History
----------------------------------------------------------------------------------------------
 Susan Noble           Senior Portfolio Manager--      Since        Ms. Noble joined the
 Executive                                                          Investment Adviser as a
 Director              European Equity Fund            1998         senior portfolio manager
                       International Equity Fund       1998         and head of the European
                                                                    Equity Team in October
                                                                    1997. From 1986 to 1997,
                                                                    she worked at Fleming
                                                                    Investment Management in
                                                                    London, where she most
                                                                    recently was Portfolio
                                                                    Management Director for
                                                                    the European equity
                                                                    investment strategy and
                                                                    process.
----------------------------------------------------------------------------------------------
 Ebru Ozsezgin         Portfolio Manager--             Since        Ms. Ozsezgin joined the
 Vice President        Emerging Markets Equity         1998         Investment Adviser as a
                       Fund                                         portfolio manager with a
                                                                    focus on the
                                                                    Mediterranean and Middle
                                                                    East region in 1997.
                                                                    From 1996 to 1997, she
                                                                    was a portfolio manager
                                                                    at Foreign & Colonial,
                                                                    responsible for Middle
                                                                    East investments. From
                                                                    1994 to 1996, she was a
                                                                    fund manager with
                                                                    Framlington Investment
                                                                    Management. From 1990 to
                                                                    1994, she was a manager
                                                                    at Global Securities
                                                                    Ltd.
----------------------------------------------------------------------------------------------
 Andrew                Portfolio Manager--             Since        Mr. Shrimpton joined the
 Shrimpton             Emerging Markets Equity         1998         Investment Adviser as a
 Vice President        Fund                                         portfolio manager with a
                                                                    focus on Africa as well
                                                                    as the financial
                                                                    industry in the EMEA
                                                                    region in 1996. Since
                                                                    1985 he was a UK equity
                                                                    analyst and portfolio
                                                                    manager for CIN
                                                                    Management, where he
                                                                    initiated CIN
                                                                    Management's first
                                                                    investments in Latin
                                                                    America.
----------------------------------------------------------------------------------------------
 Danny Truell          Senior Portfolio Manager--      Since        Mr. Truell joined the
 Executive             European Equity Fund            1998         Investment Adviser as a
 Director                                                           senior portfolio manager
                                                                    and head of UK equities
                                                                    in 1998. From 1992 to
                                                                    1996, he was Investment
                                                                    Banking Executive
                                                                    Director for SBC Warburg
                                                                    and Chief Asian Equity
                                                                    Strategist.
----------------------------------------------------------------------------------------------

                                                                             5-J

New York-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible      Five Year Employment History
-----------------------------------------------------------------------------------------------
 Anna G. Antici       Portfolio Manager--              Since         Ms. Antici joined the
 Vice President       Emerging Markets Equity          1998          Investment Adviser as a
                      Fund                                           portfolio manager in
                                                                     1997. From 1994 to 1997,
                                                                     she was a Vice President
                                                                     for HSBC Asset
                                                                     Management, where she
                                                                     was a portfolio manager
                                                                     for emerging markets and
                                                                     head of the Latin
                                                                     American Department. In
                                                                     1993, she was a senior
                                                                     research analyst for
                                                                     Baring Securities.
-----------------------------------------------------------------------------------------------
 Robert A.            Senior Portfolio Manager--       Since         Mr. Beckwitt joined the
 Beckwitt             Emerging Markets Equity                        Investment Adviser as a
 Vice President       Fund                             1997          portfolio manager in
 and                                                                 1996. From 1986 to 1996,
 Co-Head                                                             he was Chief Investment
 Emerging Market                                                     Strategist-Portfolio
 Equities                                                            Adviser to high net
                                                                     worth investors at
                                                                     Fidelity Investments.
-----------------------------------------------------------------------------------------------
 Melissa Brown        Senior Portfolio Manager--       Since         Ms. Brown joined the
 Vice President       CORE International Equity        1998          Investment Adviser as a
                      Fund                                           portfolio manager in
                                                                     1998. From 1984 to 1998,
                                                                     she was the director of
                                                                     Quantitative Equity
                                                                     Research and served on
                                                                     the Investment Policy
                                                                     Committee at Prudential
                                                                     Securities.
-----------------------------------------------------------------------------------------------
 Mark M. Carhart      Senior Portfolio Manager--       Since         Mr. Carhart joined the
 Vice President       CORE International Equity        1998          Investment Adviser as a
                      Fund                                           member of the
                                                                     Quantitative Research
                                                                     and Risk Management team
                                                                     in 1997. From August
                                                                     1995 to September 1997,
                                                                     he was Assistant
                                                                     Professor of Finance at
                                                                     the Marshall School of
                                                                     Business at USC and a
                                                                     Senior Fellow of the
                                                                     Wharton Financial
                                                                     Institutions Center.
                                                                     From 1993 to 1995, he
                                                                     was a lecturer and
                                                                     graduate student at the
                                                                     University of Chicago
                                                                     Graduate School of
                                                                     Business.
-----------------------------------------------------------------------------------------------

6-J

                                                               SERVICE PROVIDERS

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible      Five Year Employment History
-----------------------------------------------------------------------------------------------
 Kent A. Clark         Senior Portfolio Manager--      Since         Mr. Clark joined the
 Vice President        CORE International Equity       1997          Investment Adviser as a
                       Fund                                          portfolio manager in the
                                                                     quantitative equity
                                                                     management team in 1992.
-----------------------------------------------------------------------------------------------
 Raymond J.            Portfolio Manager--             Since         Mr. Iwanowski joined the
 Iwanowski             CORE International Equity       1998          Investment Adviser as an
 Vice President        Fund                                          associate and portfolio
                                                                     manager in 1997. From
                                                                     1993 to 1997, he was a
                                                                     Vice President and head
                                                                     of the Fixed Derivatives
                                                                     Client Research group at
                                                                     Salomon Brothers.
-----------------------------------------------------------------------------------------------
 Robert C. Jones       Senior Portfolio Manager--      Since         Mr. Jones joined the
 Managing              CORE International Equity       1997          Investment Adviser as a
 Director              Fund                                          portfolio manager in
                                                                     1989.
-----------------------------------------------------------------------------------------------

Singapore-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible      Five Year Employment History
-----------------------------------------------------------------------------------------------
 Alice Lui             Portfolio Manager--             Since         Ms. Lui joined the
 Vice President        Asia Growth Fund                1994          Investment Adviser as a
                                                                     portfolio manager in
                                                                     1990.
-----------------------------------------------------------------------------------------------
 Warwick M.            Senior Portfolio Manager--      Since         Mr. Negus joined the
 Negus                 Asia Growth Fund                              Investment Adviser as a
 Managing              Emerging Markets Equity         1994          portfolio manager in
 Director and          Fund                            1997          1994. From 1987 to 1994,
 Co-Head               Portfolio Manager--                           he was a Vice President
 Emerging Market       International Equity Fund                     of Bankers Trust
 Equities              International Small Cap         1994          Australia Ltd where he
                       Fund                            1998          was the Chief Investment
                                                                     Officer of its Southeast
                                                                     Asian investment team.
-----------------------------------------------------------------------------------------------
 Ramakrishna           Portfolio Manager--             Since         Mr. Shankar joined the
 Shanker               Asia Growth Fund                1997          Investment Adviser as an
 Vice President        Emerging Markets Equity         1998          operations manager in
                       Fund                                          1997. From July 1996 to
                                                                     1997, he worked for
                                                                     Goldman Sachs in
                                                                     Singapore as a strategic
                                                                     advisor for transactions
                                                                     involving infrastructure
                                                                     industries in Asia. From
                                                                     1988 to 1996, he worked
                                                                     for Goldman Sachs as an
                                                                     investment banker in the
                                                                     Investment Banking
                                                                     Division.
-----------------------------------------------------------------------------------------------

                                                                             7-J

--------------------------------------------------------------------------------
Tokyo-Based Portfolio Management Team

                                                  Years Primarily
 Name and Title   Fund Responsibility             Responsible      Five Year Employment History
-----------------------------------------------------------------------------------------------
 Guy P. de C.          Senior Portfolio Manager--      Since         Mr. Bennett joined the
 Bennett               Japanese Equity Fund                          Investment Adviser as a
 Vice President        Portfolio Manager--             1998          portfolio manager in
                       International Equity Fund                     1996 and is also co-head
                                                       1997          of GSAM's Japanese
                                                                     Equity Group in Tokyo.
                                                                     From 1984 to 1996, he
                                                                     was a portfolio manager
                                                                     and an Executive
                                                                     Director at CIN
                                                                     Management.
-----------------------------------------------------------------------------------------------
 Shigeka Kouda         Portfolio Manager--             Since         Mr. Kouda joined the
 Vice President        International Small Cap         1998          Investment Adviser as a
                       Fund                                          portfolio manager in
                                                                     1997. From 1992 to 1997,
                                                                     he was at the Fixed
                                                                     Income Division of
                                                                     Goldman Sachs (Japan)
                                                                     Limited, where he was
                                                                     extensively involved in
                                                                     emerging markets trading
                                                                     as well as International
                                                                     Fixed Income
                                                                     institutional sales.
-----------------------------------------------------------------------------------------------
 Shogo Maeda           Senior Portfolio Manager--      Since         Mr. Maeda joined the
 Managing              Japanese Equity Fund                          Investment Adviser as a
 Director              Portfolio Manager--             1994          portfolio manager in
                       International Equity Fund                     1994. From 1987 to 1994,
                       International Small Cap         1994          he worked at Nomura
                       Fund                            1998          Investment Management
                                                                     Incorporated as a Senior
                                                                     Portfolio Manager.
-----------------------------------------------------------------------------------------------
 Miyako                Portfolio Manager--             Since         Ms. Shibamoto joined the
 Shibamoto             Japanese Equity Fund            1998          Investment Adviser as a
 Vice President                                                      member of the Japanese
                                                                     Equity team in March
                                                                     1998. From 1993 to 1998,
                                                                     she was a Vice President
                                                                     at Scudder Stevens and
                                                                     Clark (Japan).
-----------------------------------------------------------------------------------------------
 Takeya Suzuki         Portfolio Manager--             Since         Mr. Suzuki joined the
 Vice President        Japanese Equity Fund            1998          Investment Adviser as a
                                                                     portfolio manager in
                                                                     1996. From 1990 to 1996,
                                                                     he was a Japanese equity
                                                                     portfolio manager at
                                                                     Nomura Investment
                                                                     Management where he
                                                                     actively managed assets
                                                                     for U.S. pension funds.
-----------------------------------------------------------------------------------------------

8-J

                                                               SERVICE PROVIDERS


 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as the Funds' transfer agent (the "Transfer Agent") and as such performs various share-holder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regula-tory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," which may lead to computer shutdowns or errors

                                                                             9-J

  (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this problem in a timely manner.
  In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
  . The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
  . The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems and the Investment Adviser will continue to monitor the situation.

  Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to con-tinue to service the Funds at current levels.

  In addition, Investment Advisor has undertaken measures to ensure that it appropriately takes into account available information concerning the Year 2000 preparedness of the issuers of securities held by the Funds. The Investment Advisor may obtain such Year 2000 information from various sources which the Investment Advisor believes to be reliable, including the issuers' public regulatory filings. However, the Investment Advisor is not in a position to verify the accuracy or completeness of such information.

  At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suf-ficient to avoid any adverse effect on the Funds due to the Year 2000 Prob-lem.

10-J

Dividends

Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
 . Cash
 . Additional shares of the same class of the same Fund
 . Shares of the same or an equivalent class of another Goldman Sachs Fund or units of the ILA Portfolios. Special restrictions may apply for exchanges in certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid annually.

From time to time a portion of a Fund's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distri-butions on such shares from such income or realized appreciation may be taxable to the investor even if the NAV of the shares is, as a result of the distribu-tions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

                                                                            11-J

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Service Shares.

 HOW TO BUY SHARES


 How Can I Purchase Service Shares Of The Funds?
 Generally, Service Shares may be purchased only through institutions that have agreed to provide account administration and personal and account main-tenance services to their customers who are the beneficial owners of Service Shares. These institutions are called "Service Organizations." Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place pur-chase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their cus-tomers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Pur-chases of Service Shares must be settled within three business days of receipt of a complete purchase order.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:
 .Wire federal funds to State Street Bank and Trust Company ("State Street")
  (each Fund's custodian) on the next business day; or .Initiate an Automated Clearing House Network ("ACH") transfer on the next business day; or
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds--(Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. Goldman Sachs Trust (the "Trust") will not accept a check drawn on a foreign bank or a third-party check.

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Service Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange shares for customers

                                                                             1-H

 .Responding to inquiries from prospective and existing shareholders .Assisting customers with investment procedures

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other interme-diaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .Service Organizations and intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a service plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds, that are attributable to or held in the name of a Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regard-ing these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Pro-spectus.

2-H

                                                               SHAREHOLDER GUIDE


 What Is My Minimum Investment In The Funds?
 The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Serv-ice Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Reject or restrict any purchase or exchange orders by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Service Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                    (Value of Assets of the Class)
                     - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations or if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.
 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
 .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if

                                                                             3-H
 regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discre-tion, makes an adjustment in light of the nature and materially of the event, its effect on Fund operations and other relevant factors.

 HOW TO SELL SHARES


 How Can I Sell Service Shares Of The Funds?
 Generally, Service Shares may be sold (redeemed) only through Service Orga-nizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem Service Shares upon request on any business day at their NAV next determined after receipt of such request of an order in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

 A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Appli-cation.


  By Writing:    Goldman Sachs Funds
                 4900 Sears Tower--60th Floor
                 Chicago, IL 60606-6372
 --------------------------------------------
                 1-800-621-2550 (8:00 a.m. to
  By Telephone:   4:00 p.m. New York time)
 --------------------------------------------

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not

4-H

                                                               SHAREHOLDER GUIDE

 employed, the Trust may be liable for any loss due to unauthorized or fraud-ulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request will be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: The Funds will arrange for redemption proceeds to be wired as fed-eral funds to the bank account designated in the recordholder's Account Application. The following general policies govern wiring redemption pro-ceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request, unless you are selling shares you recently paid for by check. In that case, the Funds will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .Neither the Trust nor Goldman Sachs assumes any responsibility for the per-formance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.
 .If the redeemed shares were recently paid for by check, the Funds will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

 By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly exe-cuted redemption request, unless the shares to be sold were recently paid for by check. In that case, the Funds will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

                                                                             5-H

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Trust reserves the right to:
 .Redeem the Service Shares of any Service Organization whose account balance falls below $50 as a result of earlier redemptions. The Funds will not redeem Service Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market conditions. The Fund will give 60 days' prior written notice to allow a Service Organiza-tion to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem the shares in other circumstances determined by the Board of Trust-
  ees to be in the interests of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Service Shares of a Fund at NAV for Service Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For Exchanging Shares:
 -----------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund names and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Fund
                    4900 Sears Tower--60th Floor
                    Chicago, IL 60606-6372
 -----------------------------------------------------------------------
  By Telephone:    if you have not declined the telephone redemption
                   privileges on your Account Application:
                   .1-800-621-2550 (8:00 a.m. to
                    4:00 p.m. New York time)
 -----------------------------------------------------------------------

6-H

                                                               SHAREHOLDER GUIDE


 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.

 Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types of Reports Will Be Sent Regarding Investments In Service Shares? Service Organizations will receive from the Funds annual reports containing audited financial statements and semiannual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. A year-to-date statement for accounts will be provided upon request made to Goldman Sachs. Service Orga-nizations are responsible for providing these or other reports to their cus-tomers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

                                                                             7-H

Taxation

 TAXABILITY OF DISTRIBUTIONS


 Fund distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) to the extent they are attributable to the Fund's net investment income, certain net realized foreign exchange gains and net short-term capital gains. They are taxable as long-term capital gains to the extent they are attributable to the Fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest in additional shares or take the distribution as cash. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior Decem-ber 31. The tax status and amounts of the dividends and distributions for each calendar year will be detailed in your annual tax statement from the Fund.

 At any time, a portion of a Fund's NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on a Fund's shares may be taxable to you, even if the NAV of your shares is, as a result, reduced below the cost of those shares and the distributions represent a return of your purchase price.

 A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

 Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income. Under certain circum-stances, the Funds may make an election to treat a proportionate amount of such taxes as constituting a distribution to you, which would allow you either (1) to credit such proportionate amount of taxes against your U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

                                                                             1-D

 TAXABILITY OF SALES AND EXCHANGES


 Any sale or exchange of Fund shares may generate a tax liability (unless your investment is in an IRA or other tax-advantaged account). Depending upon the purchase or sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

 You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods that you hold shares.) Any loss rec-ognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

 There are certain tax requirements that all Funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instru-ments.

 In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from a Fund or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

2-D

APPENDIX A

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, SECURITIES AND TECHNIQUES

 A. General Portfolio Risks.


 The Funds will be subject to the risks associated with equity securities. "Equity securities" include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock pur-chase rights. In general, stock values fluctuate in response to the activi-ties of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cycli-cal, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income investments. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Con-versely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and a Fund will not recover its invest-ment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (exten-sion risk). In general, if interest rates on new mortgage loans fall suffi-ciently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

 The Funds are subject to certain fundamental investment restrictions that are described in the Additional Statement. Fundamental investment restric-tions of a Fund cannot be changed without approval of a majority of the out-standing shares of that Fund as defined in the Additional Statement. Each Fund's investment objectives

                                                                             3-D
 and all policies not specifically designated as fundamental are non-funda-mental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. See "Financial High-lights" in Appendix B for a statement of the Funds' historical portfolio turnover rates.

 B. Other Portfolio Risks.


 Risks of Investing in Small Capitalization Companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfo-lio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain peri-ods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of average economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitaliza-tion companies and REITs may be more difficult to price precisely the other types of securities because of their characteristics and lower trading vol-umes.

 Risks of Foreign Investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securi-ties of U.S. issuers. Foreign investments may be affected by changes in cur-rency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S.

4-D

                                                                      Appendix A

 dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such divi-dends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union ("EU") pre-sents unique uncertainties, including the legal treatment of certain out-standing financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries in the European Union such as the United Kingdom and Den-mark, into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Funds.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

                                                                             5-D

 Concentration of a Fund's assets in one of a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the gov-ernmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel pay-ment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. Funds that invest in securities of issuers in emerging countries will be subject to heightened risks. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respec-tive clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limi-tations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such

6-D

                                                                      Appendix A

 countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. A Fund's investment in emerging coun-tries may also be subject to withholding or other taxes, which may be sig-nificant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its

                                                                             7-D
 portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.
 The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries, thus subjecting the Fund to a greater risk of loss if a securities firm defaults in the performance of its responsibili-ties.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of particular investment, or investment generally, in such coun-tries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor per-ceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price pre-cisely because of their characteristics and lower trading volumes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Derivative Investments. A Fund's transactions, if any, in options, futures, options on futures, swaps, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments or, the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in secu-rities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return) which is considered a speculative practice and pre-sents even greater risk of loss.

8-D

                                                                      Appendix A


 Risk of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

 .Both domestic and foreign securities that are not readily marketable .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

 Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. Government (and its agen-cies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

                                                                             9-D

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

 .U.S. Government securities
 .Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's .Certificates of deposit
 .Bankers' acceptances
 .Repurchase agreements
 .Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

 C. Portfolio Securities and Techniques.


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 Convertible Securities

 Convertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Con-vertible securities have both equity and fixed-income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convert-

10-D

                                                                      Appendix A

 ible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Foreign Currency Transactions

 A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific cur-rency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.


 Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of cor-relation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgement of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date.

 Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 Structured Securities

 Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or

                                                                            11-D
 other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or neg-atively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at matu-rity. In addition, changes in the interest rates or the value of the secu-rity at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securi-ties.

 Structured securities include, but are not limited to, inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the vola-tility of its market value.

 REITs

 REITS are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mort-gage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possi-ble declines in the value of real estate, general and local economic condi-tions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including man-agement fees, paid by a REIT in which it invests.

 Options on Securities, Securities Indices and Foreign Currencies

 A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instru-ment during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obliga-tion to sell, the underlying instrument

12-D

                                                                      Appendix A

 during the option period. Certain Funds may write (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index comprised of securities in which they may invest. A Fund that invests in foreign securities may also purchase and sell (write) put and call options on foreign currencies.


 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater liquidity and credit risks.

 Futures Contracts and Options on Futures Contracts

 Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various secu-rities (such as U.S. Government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

 A Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return; or to hedge against changes in interest rates, securities prices or currency exchange rates, or to the extent applicable, otherwise manage its term structure and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transac-tions with respect to any such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent per-

                                                                            13-D
 mitted by such regulations. A Fund may not purchase or sell futures con-tracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the mar-ket value of the Fund's net assets.

 Futures contracts and related options present the following risks:

 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 Equity Swaps

 Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common

14-D

                                                                      Appendix A

 stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments

 When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is con-sidered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the sold secu-rities may increase before the settlement date. Although a Fund will gener-ally purchase securities on a whenissued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments before settlement whenever the Investment Adviser deems it appropriate.

 Lending of Portfolio Securities

 Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. Government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or possible loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 Short Sales Against-the-Box

 Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

                                                                            15-D

 Preferred Stock, Warrants and Rights

 Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default of other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the war-rant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Standard & Poor's Depository Receipts

 The Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transac-tion costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

16-D

Appendix C
Prior Performance of Similarly Advised Accounts of the Investment Adviser

 EUROPEAN EQUITY FUND


                                 FT/S&P
                    European   Actuaries
                     Equity   Europe Index
                    Composite  (unhedged)
------------------------------------------
  1998                     %          %
  1997                18.95%     23.66%
  1996                41.20%     23.51%
  1995                29.30%     22.17%
  1994                 7.85%      2.95%
  10/1/93-12/31/93     4.03%      9.12%
------------------------------------------

                                             Average Annual
                                              Total Return
                             One Year Ended Five Years Ended Since Inception
                                12/31/98        12/31/98         10/1/93
----------------------------------------------------------------------------
  European Equity Composite          %               %                %
  FT/S&P Actuaries Europe
   Index (unhedged)                  %               %                %
----------------------------------------------------------------------------

 The preceding table sets forth the Investment Adviser's composite perfor-mance data relating to the historical performance of all discretionary pri-vate accounts managed by the Investment Adviser that have investment objec-tives, policies and strategies substantially similar to the European Equity Fund. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as measured against the FT/S&P Actuaries Europe Index (unhedged) and does not represent the performance of the European Equity Fund. Investors should not consider this performance data as a substitute for the performance of the European Equity Fund nor should investors consider this data as an indication of future performance of the European Equity Fund or of the Investment Adviser. The FT/S&P Actuaries Europe Index (unhedged) is unmanaged and investors can-not invest directly in the index.

 In accordance with the standards of the Association for Investment Manage-ment and Research ("AIMR"), the Investment Adviser's composite performance data was calculated on a time-weighted and asset-weighted total return basis which includes realized and unrealized gains and losses plus income. Total return perfor-
mance of the European Equity Fund will be calculated in accordance with the regulations of the SEC. The SEC standardized average annual total return is neither time-weighted nor asset-weighted and is determined for specified peri-ods by computing the annual percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the differences in methodology between AIMR and SEC requirements could result in different performance data for iden-tical time periods.

The actual expenses of the private accounts included in the composite were lower than the estimated expenses of the Fund. Accordingly, the performance record of the composite has been adjusted downward based on the estimated expenses of the Service Shares of the European Equity Fund during its first year of operations. All returns presented reflect the reinvestment of dividends and other earnings. The private accounts are not subject to the same diversifi-cation requirements, specific tax restrictions and investment limitations imposed on the European Equity Fund by the Investment Company Act of 1940 and Subchapter M of the Code. Consequently, the performance results of the Invest-ment Adviser's composite could have been adversely affected if the private accounts had been regulated as investment companies under the federal securi-ties laws.

Index

   1 General Investment Management Approach
     Fund Investment Objectives and Strategies
       3 Goldman Sachs CORE International Equity Fund
       4 Goldman Sachs International Equity Fund
         Goldman Sachs European Equity Fund
         Goldman Sachs Japanese Equity Fund
         Goldman Sachs International Small Cap Fund
       5 Goldman Sachs Emerging Markets Equity Fund
         Goldman Sachs Asia Growth Fund
     Other Investment Practices and Securities

     Principal Risks of the
     Funds
     Fund Performance
   6 Fund Fees and Expenses
     Service Providers
     Dividends
     Shareholder Guide
      32 How To Buy Shares
      42 How To Sell Shares
         Shareholder Services
     Taxation
 A-1 Appendix A
     Additional Information on
     Portfolio Risks,
     Securities and Techniques
 B-1 Appendix B
     Financial Highlights
 C-1 Appendix C

International Equity Funds
Prospectus (Service Shares)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-621-2550
 By mail - Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. The Funds' investment company registration number is 811-5349.

                                     [LOGO]

 Prospectus                                              CLASS A, B AND C
                                                         SHARES

                                                         April 30, 1999
------------------------------------------------------------------------------
GOLDMAN SACHS DOMESTIC EQUITY FUNDS
------------------------------------------------------------------------------

                                                         .Goldman Sachs
                                                          Balanced Fund

                                                         .Goldman Sachs
                                                          Growth and
                                                          Income Fund

                                                         .Goldman Sachs
                                                          CORE Large Cap
                                                          Value Fund

                   (INSERT ARTWORK)                      .Goldman Sachs
                                                          CORE U.S.
                                                          Equity Fund

                                                         .Goldman Sachs
                                                          CORE Large Cap
                                                          Growth Fund

                                                         .Goldman Sachs
                                                          CORE Small Cap
                                                          Equity Fund

                                                         .Goldman Sachs
                                                          Capital Growth
                                                          Fund

                                                         .Goldman Sachs
                                                          Strategic
                                                          Growth Fund

                                                         .Goldman Sachs
                                                          Growth
                                                          Opportunities
                                                          Fund

                                                         .Goldman Sachs
                                                          Mid Cap Value
                                                          Fund

                                                         .Goldman Sachs
                                                          Small Cap Value
                                                          Fund

                                                         .Goldman Sachs
                                                          Real Estate
                                                          Securities
                                                          Fund

  THE SECURITIES AND EXCHANGE COMMISSION HAS
  NOT APPROVED OR DISAPPROVED THESE SECURITIES
  OR PASSED UPON THE ADEQUACY OF THIS
  PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK
  DEPOSIT AND IS NOT INSURED BY THE FEDERAL
  DEPOSIT INSURANCE CORPORATION OR ANY OTHER
  GOVERNMENT AGENCY. AN INVESTMENT IN A FUND           [LOGO OF GOLDMAN SACHS
  INVOLVES INVESTMENT RISKS, INCLUDING                          APPEARS HERE]
  POSSIBLE LOSS OF PRINCIPAL.

General Investment Management Approach

Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, Strategic Growth, Growth Opportunities, Mid Cap Equity, Small Cap Value and Real Estate Securities Funds. Goldman Sachs Funds Management, L.P. serves as investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Funds Management, L.P. are each referred to in this Prospectus as the "Investment Adviser."

 VALUE STYLE FUNDS


 Goldman Sachs Value Investment Philosophy
 The Investment Adviser seeks companies that are discounted due to:
 .Company-specific problems that are over-discounted in the marketplace. .Cyclically out-of-favor status.
 .Unrecognized positive fundamentals.

 The Investment Adviser seeks to identify value through:
 .Firsthand fundamental research.
 .Maintaining a long-term investment horizon.
 .A team approach to decision making.

 Value exists when a stock's price becomes inexpensive relative to the company's estimated earnings and/or dividend-paying ability over the long-term.

--------------------------------------------------------------------------------

 GROWTH STYLE FUNDS


 Goldman Sachs Growth Investment Philosophy
 1. Invest as if buying the company/business, not simply trading its stock:
 .Understand the business, management, products and competition.
 .Perform intensive, hands-on fundamental research.
 .Seek businesses with strategic competitive advantages.

                                                                             1-A

GENERAL INVESTMENT MANAGEMENT APPROACH

 .Over the long-term, expect each company's stock price to ultimately track the growth of the business.

 2. Buy high-quality growth businesses that possess strong business fran-chises, favorable long-term prospects and excellent management.

 3. Purchase superior long-term growth at a favorable price--seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

 Growth companies have earnings expectations that exceed those of the stock market as a whole.

--------------------------------------------------------------------------------

 QUANTITATIVE ("CORE") STYLE FUNDS


 Goldman Sachs Quantitative Multifactor Model
 The CORE Funds use the Goldman Sachs proprietary multifactor model ("Multifactor Model"), a rigorous computerized rating system, to forecast the returns of securities held in each Fund's portfolio.

 The Multifactor Model incorporates common variables covering measures of:
 .Value (price-to-book, price-to-earnings, cash flow to enterprise value) .Momentum (earnings momentum, price momentum, sustainable growth)
 .Risk (market risk, company-specific risk, earnings risk)

 All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast.

 CORE stands for "Computer-Optimized Research Enhanced."

--------------------------------------------------------------------------------

 REAL ESTATE SECURITIES FUND


 Goldman Sachs Real Estate Securities Investment Philosophy
 When choosing the Fund's securities, the Investment Adviser:
 .Selects stocks based on quality of assets, experienced management and a sustainable competitive advantage.

2-A

GENERAL INVESTMENT MANAGEMENT APPROACH

 .Buys securities at a discount to the intrinsic value of the business (as-
  sets and management).
 .Seeks a term approach to decision making.

 REIT stands for Real Estate Investment Trust

--------------------------------------------------------------------------------

                                                                             3-A

Fund Investment Objectives and Strategies

Goldman Sachs Balanced Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and current income

        Benchmarks:   S&P 500 Index and Lehman Brothers Aggregate Bond Index

  Investment Focus:   Large capitalization U.S. stocks and investment grade
                      U.S. fixed income

  Investment Style:   Asset Allocation

 INVESTMENT OBJECTIVE


 The Fund seeks to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through investments in equity securities (stocks). The Fund seeks to provide current income through investment in fixed-income securities (bonds).

 PRINCIPAL INVESTMENT STRATEGIES


 Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce vola-tility.

 Equity Securities. The Fund invests, under normal circumstances, between 45% and 65% of its total assets in equity securities. Although the Fund's equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its total assets in the equity securities of foreign issuers, including issuers in countries with emerging markets or economies ("emerging countries") and equity securities quoted in foreign currencies.
 A portion of the Fund's portfolio of equity securities may be selected pri-marily

4-A

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

 to provide current income (including interests in real estate investment trusts, convertible securities, preferred stocks, utility stocks, and inter-ests in limited partnerships).

 Other. The Fund invests at least 25% of its total assets in fixed-income senior securities. The remainder of the Fund's assets are invested in other fixed-income securities and cash.

 The Fund's fixed-income securities primarily include:
 .Securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises
 .Securities issued by corporations, banks and other issuers
 .Mortgage-backed and asset-backed securities

 The Fund may also invest up to 10% of its total assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. The issuers of these securities may be located in emerging countries.

 The percentage of the portfolio invested in equity and fixed-income securi-ties will vary from time to time as the Investment Adviser evaluates such securities' relative attractiveness based on market valuations, economic growth and inflation prospects. The allocation between equity and fixed-income securities is subject to the Fund's intention to pay regular quar-terly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund's assets invested in fixed-income securities.

                                                                             5-A

Goldman Sachs
Growth and Income Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and growth of income

         Benchmark:   S&P 500 Index

  Investment Focus:   Large capitalization U.S. stocks that are believed to be
                      undervalued or undiscovered by the marketplace

  Investment Style:   Value


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and growth of income.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or divi-dend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in for-eign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities that offer the potential to further the Fund's investment objective.

6-A

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
CORE Large Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and dividend income

         Benchmark:   Russell 1000 Value Index

  Investment Focus:   Diversified portfolio of equity securities of large cap
                      U.S. issuers selling at low to modest valuations

   Investment Proc-   Value, enhanced by a proprietary quantitative model
               ess:


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity secu-rities of large cap U.S. issuers that are selling at low to modest valua-tions relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favora-ble prospects for capital appreciation and/or dividend-paying ability.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

                                                                             7-A

Goldman Sachs
CORE U.S. Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and dividend income

         Benchmark:   S&P 500 Index

  Investment Focus:   U.S. equity securities representing a variety of indus-
                      tries

  Investment Style:   Blend (Value and Growth), enhanced by a proprietary
                      quantitative model


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad repre-sentation in most major sectors of the U.S. economy and a portfolio com-prised of companies with average long-term earnings growth expectations and dividend yields.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

8-A

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
CORE Large Cap Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital; dividend income is a
                      secondary consideration

         Benchmark:   Russell 1000 Growth Index

  Investment Focus:   Large-cap, growth-oriented U.S. stocks

  Investment Style:   Growth, enhanced by a proprietary quantitative model


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Investment Adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintain-ing risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

                                                                             9-A

Goldman Sachs
CORE Small Cap Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   Russell 2000 Index

  Investment Focus:   Stocks of small capitalization U.S. companies

   Investment Proc-   Blend (Value and Growth), enhanced by a proprietary
               ess:   quantitative model


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks a portfo-lio comprised of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk charac-teristics than the Russell 2000 Index. If the issuer of a portfolio security held by the Fund is no longer included in the Russell 2000 Index, the Fund may, but is not required to, sell the security.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

10-A

Goldman Sachs
Capital Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P 500 Index

  Investment Focus:   U.S. equity securities that offer long-term capital
                      appreciation potential

   Investment Proc-   Growth
               ess:


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity secu-rities that are considered by the Investment Adviser to have long-term capi-tal appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in for-eign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

                                                                            11-A

Goldman Sachs
Strategic Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P 500 Index

  Investment Focus:   U.S. equity securities that are considered to be strate-
                      gically positioned for consistent long-term growth

   Investment Proc-   Growth
               ess:


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity secu-rities that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth. Although the Fund invests pri-marily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

12-A

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Growth Opportunities Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P 500 Index

  Investment Focus:   U.S. equity securities that offer long-term capital
                      appreciation with a primary focus on mid capitalization companies.

   Investment Proc-   Growth
               ess:


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity secu-rities that are considered by the Investment Adviser to have long-term capi-tal appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in for-eign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

                                                                            13-A

Goldman Sachs
Mid Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   Russell Midcap Value Index

  Investment Focus:   Mid-capitalization U.S. stocks that are believed
                      to be undervalued or undiscovered by the marketplace.

   Investment Proc-   Value
               ess:


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all of its assets in equity securities and at least 65% of its total assets in equity securities of mid-cap companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constitut-ing the Russell Midcap Value Index at the time of investment (currently between $400 million and $16 billion). If the capitalization of an issuer decreases below $400 million or increases above $16 billion after purchase, the Fund may, but is not required to, sell the securities. Dividend income, if any, is an incidental consideration. Although the Fund will invest pri-marily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities.

14-A

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Small Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   Russell 2000 Index

  Investment Focus:   Small-capitalization U.S. stocks that are believed to be
                      undervalued or undiscovered by the marketplace

   Investment Proc-   Value
               ess:


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. Under normal circumstances, the Fund's investment horizon for ownership of stocks will be two to three years. Dividend income, if any, is an incidental consideration. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

 The Fund invests in companies which the Investment Adviser believes are well- managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. The Fund may invest in securities of small market capitalization companies which may have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that the Investment Adviser believes have significant growth potential. The Investment Adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. Although the Fund will invest primarily in publicly traded U.S. Securities, it may invest up to 25% of its total assets in foreign securi-ties, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in companies with public stock market capitalizations in excess of $1 billion at the time of investment and in fixed-income securities.

                                                                            15-A

Goldman Sachs
Real Estate Securities Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Total return comprised of long-term growth of capital
                      and dividend income

         Benchmark:   Wilshire Real Estate Securities Index

  Investment Focus:   A substantial portion of assets will be invested in
                      REITS

   Investment Proc-   Growth at a discount
               ess:


 INVESTMENT OBJECTIVE


 The Fund seeks total return comprised of long-term growth of capital and dividend income.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all and at least 80% of its total assets in a diversified portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its assets will be invested in REITs and real estate industry companies.

 A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construc-tion, financing, management or sale of commercial, industrial or residential real estate or interests therein.

 The Fund's investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Investment Adviser focuses on companies that can achieve sustainable growth in cash flow and dividend pay-ing capability. The Investment Adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging countries and secu-rities quoted in foreign currencies.

 Other. The Fund may invest up to 20% of its total assets in fixed-income securities that offer the potential to further the Fund's investment objec-tives.

16-A

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


Risks Associated with Investing in REITs

 Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by bor-rowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.

 REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REITs investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REITs investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REITs investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

 Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be sub-ject to more abrupt or erratic price movements than larger capitalization companies. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor's Index of 500 Common Stocks. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks.

                                                                            17-A

Other Investment Practices and Securities

The table below identifies some of the investment practices and securities that may (but are not required to) be used by the Funds. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semiannual reports. For more information see Appendix A.

10Percent of total assets (italic type)
10Percent of net assets (roman type)


 . No asset limitation on
  usage; limited only by the
  objectives and strategies
  of the Fund

                                               Growth      CORE       CORE
                                    Balanced and Income Large Cap  U.S. Equity
                                      Fund      Fund    Value Fund    Fund
------------------------------------------------------------------------------
Investment Practices
Credit, currency, index, interest
 rate and mortgage swaps               .         --         --         --
Cross Hedging of Currencies            .         --         --         --
Custodial receipts                     .         .          .           .
Equity Swaps                           10        10         10         10
Foreign Currency Transactions          ./1/      .          .           .
Futures Contracts and Options on
 Futures Contracts                     .         .         ./2/         ./3/
Interest rate caps, floors and
 collars                               .         --         --         --
Loan Participations                    .         --         --         --
Mortgage Dollar Rolls                  .         --         --         --
Options on Foreign Currencies/4/       .         .          .           .
Options on Securities and
 Securities Indices/5/                 .         .          --         --
Repurchase Agreements                  .         .          .           .
Reverse Repurchase Agreements (for
 investment purposes)                  .         --         --         --
Securities Lending                   33 1/3    33 1/3     33 1/3     33 1/3
Short Sales Against the Box            25        25         --         --
Unseasoned Companies                   .         .          .           .
------------------------------------------------------------------------------

--Not permitted

  /1/The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return.
  /2/The CORE Large Cap Value and CORE Large Cap Growth Funds may enter into futures transactions only with respect to a representative index.
  /3/The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index.
  /4/May purchase and sell call and put options.
  /5/May sell covered call and put options and purchase call and put options.

18-A

                                       OTHER INVESTMENT PRACTICES AND SECURITIES





     CORE          CORE     Capital Strategic    Growth     Mid Cap Small Cap Real Estate
   Large Cap     Small Cap  Growth   Growth   Opportunities  Value    Value   Securities
  Growth Fund   Equity Fund  Fund     Fund        Fund       Fund     Fund       Fund
-----------------------------------------------------------------------------------------
      --            --        --       --          --         --       --          .
      --            --                 --          --         --       --         --
       .             .         .        .           .          .        .          .
      10            10        10       10          10         10       10         10
       .             .         .        .           .          .        .          .
       ./2/          .         .        .           .          .        .          .
      --            --        --       --          --         --       --          .
      --            --        --       --          --         --       --         --
      --            --        --       --          --         --       --          .
       .             .         .        .           .          .        .          .
      --             .         .        .           .          .        .          .
       .             .         .        .           .          .        .          .
      --            --        --       --          --         --       --         --
      33
      1/3         33 1/3    33 1/3   33 1/3      33 1/3     33 1/3   33 1/3     33 1/3
      --            --        25       --          --         25       25         25
       .             .         .        .           .          .        .          .
-----------------------------------------------------------------------------------------


                                                                            19-A

10 Percent of total assets (bold type)
10 Percent of net assets (roman type)
 . No asset limitation on
  usage limited only by the
  objectives and strategies
  of the Fund
--Not permitted

                                               Growth      CORE       CORE
                                   Balanced  and Income Large Cap  U.S. Equity
                                     Fund       Fund    Value Fund    Fund
------------------------------------------------------------------------------
Investment Securities
American, European and Global
 Depository Receipts                  .          .          ./6/        ./6/
Asset-Backed and Mortgage-Backed
 Securities                           .          .          --         --
Bank Obligations                      .          .          .           .
Convertible Securities/7/             .          .          .           .
Corporate Debt Obligations            .          .          ./8/        ./8/
Equity Securities                   45-65       65+        90+         90+
Emerging Market Securities            20         25         --         --
Fixed Income Securities/9/           25+         35         ./8/        ./8/
Foreign Securities                    20         25         .           .
Foreign Government Securities         10         --         --         --
Municipal Securities                  .          --         --         --
Non-Investment Grade Fixed Income
 Securities                           10/10/     10/11/     --         --
Real Estate Investment Trusts         .          .          .           .
Stripped Mortgage Backed
 Securities                           .          --         --         --
Structured Securities                 .          .          .           .
Temporary Defensive Investments      100        100         35         35
U.S. Government Securities            .          .          .           .
Yield Curve Options and Inverse
 Floating Rate Securities             .          --         --         --
------------------------------------------------------------------------------

  /6/The CORE Funds may not invest in European Depository Receipts. /7/Convertible securities purchased by the Balanced Fund will be rated at the time of investment B or better or, if unrated, determined to be of comparable quality by the Investment Adviser. The CORE Funds have no mini-mum rating criteria and all other Funds use the same rating criteria for convertible and non-convertible debt securities.
  /8/Cash equivalents only.
  /9/Except as noted under "Non-Investment Grade Fixed Income Securities," fixed-income securities are rated at least investment grade (i.e., BBB or higher by Standard & Poor's Rating Group ("Standard & Poor's") or Baa or higher by Moody's Investor's Service, Inc. ("Moody's").
 /10/Must be rated at least BB or B Standard & Poor's or Ba or B by Moody's. /11/May be rated BB or lower by Standard & Poor's or Ba or lower by Moody's.

20-A

                                       OTHER INVESTMENT PRACTICES AND SECURITIES



    CORE        CORE     Capital   Strategic    Growth    Mid Cap   Small Cap  Real Estate
 Large Cap    Small Cap  Growth     Growth    Opportunity  Value      Value    Securities
Growth Fund  Equity Fund  Fund       Fund        Fund      Fund       Fund        Fund
------------------------------------------------------------------------------------------
     ./6/         ./6/      .          .           .         .          .           .
     --          --         .          .           .         .          .           .
     .            .         .          .           .         .          .           .
     .            .         .          .           .         .          .           .
     ./8/         ./8/      .          .           .         .          .           .
    90+          90+       90+        90+         90+       65+        65+         80+
     --          --        10         10          10        25         25          15
     ./8/         ./8/      .         10          10        35          .          20
     .            .        10         10          10        25         25          15
     --          --        --         --          --        --         --          --
     --          --        --         --          --        --         --          --
     --          --        10/11/     10/11/      10/11/    10/12/     35/11/      20/11/
     .            .         .          .           .         .          .           .
     --          --        --         --          --        --         --           .
     .            .         .          .           .         .          .           .
     35          35        100        100         100       100        100         100
     .            .         .          .           .         .          .           .
     --          --        --         --          --        --         --           .
------------------------------------------------------------------------------------------


                                                                            21-A

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.




 . Applicable
-- Not applicable

                                            CORE                  CORE       CORE
                                 Growth     Large      CORE      Large      Small
                                  and        Cap       U.S.       Cap        Cap
Principal           Balanced     Income     Value     Equity     Growth     Equity
Investment Risks      Fund        Fund      Fund       Fund       Fund       Fund
----------------------------------------------------------------------------------
Credit/Default         .           .         --         --         --         --
Foreign                .           .         --         --         --         --
Emerging Markets       .           .         --         --         --         --
Small Cap/REIT         --          --        --         --         --         .
Stock                  .           .          .         .          .          .
Derivatives            .           .          .         .          .          .
Interest Rate          .           .         --         --         --         --
Management             .           .          .         .          .          .
Market                 .           .          .         .          .          .
Liquidity Risk         .           .          .         .          .          .
Other                  .           .          .         .          .          .
----------------------------------------------------------------------------------

22-A

                         PRINCIPAL RISKS OF THE FUNDS






                                                      Mid          Small            Real
 Capital     Strategic            Growth              Cap           Cap            Estate
 Growth       Growth           Opportunities         Value         Value         Securities
  Fund         Fund                Fund              Fund          Fund             Fund
-------------------------------------------------------------------------------------------
   --           --                  --                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   --           --                  --                 .             .               --
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   --           --                  --                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
-------------------------------------------------------------------------------------------

                                                                            23-A

All Funds:

 .Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

 .Derivatives Risk--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instru-ments, which may be leveraged.

 .Interest Rate Risk--The risk that when interest rates increase, securities held by a Fund will decline in value.

 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

 .Market Risk--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

 .Liquidity Risk--The risk that a Fund will not be able to pay redemption pro-ceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities with these investment categories, will shrink or disappear suddenly and with-out warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Specific Funds:

 .Credit/Default Risk--The risk that an issuer of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

 .Foreign Risks--The risk that when a Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability. These risks may involve the imposition of exchange controls, confiscation and other government restric-tions. A Fund will also be subject to

24-A

                                                    PRINCIPAL RISKS OF THE FUNDS

 the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging coun-tries.

 .Emerging Markets Risk--The securities markets of Asian, Latin American, East-ern European, African and other emerging countries are less liquid, are espe-cially subject to greater price volatility, have smaller market capitaliza-tions, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securi-ties markets of more developed countries. Further, investment in equity secu-rities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and cus-tody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

 .Small Cap Stock and REIT Risk--The securities of small capitalization stocks and REITs involve greater risks than those associated with larger, more estab-lished companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

More information about the Fund's portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

                                                                            25-A

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar charts and tables below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund's Class A Shares from year to year and (b) how the average annual returns of a Fund's Class A, B and C Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge ("CDSC") for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar chart does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. The CORE Large Cap Value and Real Estate Securities Funds did not commence operations until December 31, 1998 and July 27, 1998, respectively. The Strategic Growth and Growth Oppor-tunities Funds had not commenced operations as of the date of this Prospec-tus. Since these Funds have less than one calendar year's performance, no performance information is provided in this section.

                                                                FUND PERFORMANCE

Balanced Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was  %.

                                            (INSERT GRAPH)

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998   1 YEAR 3 YEARS SINCE INCEPTION
 ------------------------------------------------------------------------
  CLASS A (INCEPTION 10/12/94)
  Including Sales Charges                       %      %           %
  S&P 500 Index*                                %      %           %
  Lehman Brothers Aggregate Bond Index**        %      %           %
 ------------------------------------------------------------------------
  CLASS B (INCEPTION 5/1/96)
  Including CDSC                                %    N/A           %
  S&P 500 Index*                                %    N/A           %
  Lehman Brothers Aggregate Bond Index**        %    N/A           %
 ------------------------------------------------------------------------
  CLASS C (INCEPTION 8/15/97)
  Including CDSC                                %    N/A           %
  S&P 500 Index*                                %    N/A           %
  Lehman Brothers Aggregate Bond Index**        %    N/A           %
 ------------------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.
** The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any fees or expenses.

Growth and Income Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was  %.

                                            (INSERT GRAPH)

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED
  DECEMBER 31, 1998            1 YEAR 5 YEARS SINCE INCEPTION
 ------------------------------------------------------------
  CLASS A (INCEPTION 2/5/93)
  Including Sales Charges          %      %           %
  S&P 500 Index*                   %      %           %
 ------------------------------------------------------------
  CLASS B (INCEPTION 5/1/96)
  Including CDSC                   %    N/A           %
  S&P 500 Index*                   %    N/A           %
 ------------------------------------------------------------
  CLASS C (INCEPTION 8/15/97)
  Including CDSC                   %    N/A           %
  S&P 500 Index*                   %    N/A           %
 ------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

CORE U.S. Equity Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was  %.

                                            (INSERT GRAPH)

 Best Quarter
 Q2 '           %

 Worst Quarter
 Q  '           %


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED
  DECEMBER 31, 1998            1 YEAR 5 YEARS SINCE INCEPTION
 ------------------------------------------------------------
  CLASS A (INCEPTION 5/24/91)
  Including Sales Charges          %      %           %
  S&P 500 Index*                   %      %           %
 ------------------------------------------------------------
  CLASS B (INCEPTION 5/1/96)
  Including CDSC                   %    N/A           %
  S&P 500 Index*                   %      %           %
 ------------------------------------------------------------
  CLASS C (INCEPTION 8/15/97)
  Including CDSC                   %    N/A           %
  S&P 500 Index*                   %    N/A           %
 ------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

CORE Large Cap Growth Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was  %.

                                            (INSERT GRAPH)

 Best Quarter
 Q  '98         %

 Worst Quarter
 Q  '98         %


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED
  DECEMBER 31, 1998            1 YEAR SINCE INCEPTION
 ----------------------------------------------------
  CLASS A (INCEPTION 5/1/97)
  Including Sales Charges          %          %
  Russell 1000 Growth Index*       %          %
 ----------------------------------------------------
  CLASS B (INCEPTION 5/1/97)
  Including CDSC                   %          %
  Russell 1000 Growth Index*       %          %
 ----------------------------------------------------
  CLASS C (INCEPTION 8/15/97)
  Including CDSC                   %          %
  Russell 1000 Growth Index*       %          %
 ----------------------------------------------------

 * The Russell 1000 Growth Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

CORE Small Cap Equity Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was  %.

                                            (INSERT GRAPH)

 Best Quarter
 Q  '98         %

 Worst Quarter
 Q  '98         %


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED
  DECEMBER 31, 1998            1 YEAR SINCE INCEPTION
 ----------------------------------------------------
  CLASS A (INCEPTION 8/15/97)
  Including Sales Charges          %          %
  Russell 2000 Index*              %          %
 ----------------------------------------------------
  CLASS B (INCEPTION 8/15/97)
  Including CDSC                   %          %
  Russell 2000 Index*              %          %
 ----------------------------------------------------
  CLASS C (INCEPTION 8/15/97)
  Including CDSC                   %          %
  Russell 2000 Index*              %          %
 ----------------------------------------------------

 * The Russell 2000 Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Capital Growth Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was  %.

                                            (INSERT GRAPH)

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED
  DECEMBER 31, 1998            1 YEAR 5 YEARS SINCE INCEPTION
 ------------------------------------------------------------
  CLASS A (INCEPTION 4/20/90)
  Including Sales Charges          %      %           %
  S&P 500 Index*                   %      %           %
 ------------------------------------------------------------
  CLASS B (INCEPTION 5/1/96)
  Including CDSC                   %    N/A           %
  S&P 500 Index*                   %    N/A           %
 ------------------------------------------------------------
  CLASS C (INCEPTION 8/15/97)
  Including CDSC                   %    N/A           %
  S&P 500 Index*                   %    N/A           %
 ------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Mid Cap Value Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was  %.

                                            (INSERT GRAPH)

 Best Quarter
 Q  '98         %

 Worst Quarter
 Q  '98         %


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED
  DECEMBER 31, 1998            1 YEAR SINCE INCEPTION
 ----------------------------------------------------
  CLASS A (INCEPTION 8/15/97)
  Including Sales Charges          %          %
  Russell Midcap Value Index*      %          %
  Russell Midcap Index*            %          %
 ----------------------------------------------------
  CLASS B (INCEPTION 8/15/97)
  Including CDSC                   %          %
  Russell Midcap Value Index*      %          %
  Russell Midcap Index*            %          %
 ----------------------------------------------------
  CLASS C (INCEPTION 8/15/97)
  Including CDSC                   %          %
  Russell Midcap Value Index*      %          %
  Russell Midcap Index*            %          %
 ----------------------------------------------------

 * The Russell Midcap Value and the Russell Midcap indices unmanaged indices of common stock prices. The figures for the indices do not reflect any fees or expenses.

Small Cap Value Fund

 TOTAL RETURN                                            CALENDAR YEAR (CLASS A)
--------------------------------------------------------------------------------

 The total
 return for
 Class A Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was  %.

                                            (INSERT GRAPH)

 Best Quarter
 Q '9           %

 Worst Quarter
 Q  '9          %


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED
  DECEMBER 31, 1998             1 YEAR 5 YEARS SINCE INCEPTION
 -------------------------------------------------------------
  CLASS A (INCEPTION 10/22/92)
  Including Sales Charges            %     %           %
  Russell 2000 Value Index*          %     %           %
  Russell 2000 Index*                %     %           %
 -------------------------------------------------------------
  CLASS B (INCEPTION 5/1/96)
  Including CDSC                     %   N/A           %
  Russell 2000 Value Index*          %   N/A           %
  Russell 2000 Index*                %   N/A           %
 -------------------------------------------------------------
  CLASS C (INCEPTION 8/15/97)
  Including CDSC                     %   N/A           %
  Russell 2000 Value Index*          %   N/A           %
  Russell 2000 Index*                %   N/A           %
 -------------------------------------------------------------

 * The Russell 2000 Value and the Russell 2000 indices are unmanaged indices of common stock prices. The figures for the indices do not reflect any fees or expenses.

                      [This page intentionally left blank]

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Fund.


                                                        BALANCED FUND
                                                   ---------------------------
                                                   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/6/
Management Fees                                     0.65%     0.65%     0.65%
Distribution and Service Fees                       0.25%     1.00%     1.00%
Other Expenses/9/                                   0.43%     0.43%     0.43%
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.33%     2.08%     2.08%
--------------------------------------------------------------------------------

See page 24 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense waivers and limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and Total Fund Operating Expenses" may increase without shareholder approval.

                                                             BALANCED FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        0.65%   0.65%   0.65%
  Distribution and Service Fees                          0.25%   1.00%   1.00%
  Other Expenses/9/                                      0.20%   0.20%   0.20%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)*                             1.10%   1.85%   1.85%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued



                                                   GROWTH AND INCOME FUND
                                                   ---------------------------
                                                   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/6/
Management Fees                                     0.70%     0.70%     0.70%
Distribution and Service Fees                       0.25%     1.00%     1.00%
Other Expenses/9/                                   0.27%     0.27%     0.27%
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.22%     1.97%     1.97%
--------------------------------------------------------------------------------

See page 24 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense waivers and limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and Total Fund Operating Expenses" may increase without shareholder approval.

                                                        GROWTH AND INCOME FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        0.70%   0.70%   0.70%
  Distribution and Service Fees                          0.25%   1.00%   1.00%
  Other Expenses/9/                                      0.24%   0.24%   0.24%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)*                             1.19%   1.94%   1.94%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued



                                                    CORE LARGE CAP VALUE
                                                            FUND
                                                   ---------------------------
                                                   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/6/
Management Fees                                     0.60%     0.60%     0.60%
Distribution and Service Fees                       0.25%     1.00%     1.00%
Other Expenses/9/                                   0.71%     0.71%     0.71%
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.56%     2.31%     2.31%
--------------------------------------------------------------------------------

See page 24 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense waivers and limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and Total Fund Operating Expenses" may increase without shareholder approval.

                                                         CORE LARGE CAP VALUE
                                                                 FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        0.60%   0.60%   0.60%
  Distribution and Service Fees                          0.25%   1.00%   1.00%
  Other Expenses/9/                                      0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)*                             1.04%   1.79%   1.79%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued

                                                    CORE U.S. EQUITY FUND
                                                   ---------------------------
                                                   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/6/
Management Fees                                     0.75%     0.75%     0.75%
Distribution and Service Fees                       0.25%     1.00%     1.00%
Other Expenses/9/                                   0.27%     0.27%     0.27%
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.27%     2.02%     2.02%
--------------------------------------------------------------------------------

See page 24 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense waivers and limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and Total Fund Operating Expenses" may increase without shareholder approval.

                                                         CORE U.S. EQUITY FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        0.70%   0.70%   0.70%
  Distribution and Service Fees                          0.85%   1.00%   1.00%
  Other Expenses/9/                                      0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)*                             1.14%   1.89%   1.89%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued


                                                    CORE LARGE CAP GROWTH
                                                            FUND
                                                   ---------------------------
                                                   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/6/
Management Fees                                     0.75%     0.75%     0.75%
Distribution and Service Fees                       0.25%     1.00%     1.00%
Other Expenses/9/                                   0.37%     0.37%     0.37%
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.37%     2.12%     2.12%
--------------------------------------------------------------------------------

See page 24 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense waivers and limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and Total Fund Operating Expenses" may increase without shareholder approval.

                                                         CORE LARGE CAP GROWTH
                                                                 FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        0.80%   0.80%   0.80%
  Distribution and Service Fees                          0.23%   1.00%   1.00%
  Other Expenses/9/                                      0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)*                             1.09%   1.79%   1.79%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued

                                                    CORE SMALL CAP EQUITY
                                                            FUND
                                                   ---------------------------
                                                   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/6/
Management Fees                                     0.85%     0.85%     0.85%
Distribution and Service Fees                       0.25%     1.00%     1.00%
Other Expenses/9/                                   0.63%     0.63%     0.63%
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.73%     2.48%     2.48%
--------------------------------------------------------------------------------

See page 24 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense waivers and limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and Total Fund Operating Expenses" may increase without shareholder approval.

                                                         CORE SMALL CAP EQUITY
                                                                 FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        0.85%   0.85%   0.85%
  Distribution and Service Fees                          0.25%   1.00%   1.00%
  Other Expenses/9/                                      0.23%   0.23%   0.23%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)*                             1.33%   2.08%   2.08%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued



                                                     CAPITAL GROWTH FUND
                                                   ---------------------------
                                                   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/6/
Management Fees                                     1.00%     1.00%     1.00%
Distribution and Service Fees                       0.25%     1.00%     1.00%
Other Expenses/9/                                   0.25%     0.25%     0.25%
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.50%     2.25%     2.25%
--------------------------------------------------------------------------------

See page 24 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense waivers and limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and Total Fund Operating Expenses" may increase without shareholder approval.

                                                          CAPITAL GROWTH FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        1.00%   1.00%   1.00%
  Distribution and Service Fees                          0.25%   1.00%   1.00%
  Other Expenses/9/                                      0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)*                             1.44%   2.19%   2.19%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued



                                                    STRATEGIC GROWTH FUND
                                                   ---------------------------
                                                   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/6/
Management Fees                                     0.80%     0.80%     0.80%
Distribution and Service Fees                       0.50%     1.00%     1.00%
Other Expenses/9/                                   0.84%     0.84%     0.84%
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                      2.34%     2.84%     2.84%
--------------------------------------------------------------------------------

See page 24 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense waivers and limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and Total Fund Operating Expenses" may increase without shareholder approval.

                                                         STRATEGIC GROWTH FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        0.80%   0.80%   0.80%
  Distribution and Service Fees                          0.25%   1.00%   1.00%
  Other Expenses/9/                                        --%     --%     --%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)*                               --%     --%     --%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued



                                                    GROWTH OPPORTUNITIES
                                                            FUND
                                                   ---------------------------
                                                   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/6/
Management Fees                                     0.85%     0.85%     0.85%
Distribution and Service Fees                       0.25%     1.00%     1.00%
Other Expenses/9/                                    -- %      -- %      -- %
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                       -- %      -- %      -- %
--------------------------------------------------------------------------------

See page 24 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense waivers and limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and Total Fund Operating Expenses" may increase without shareholder approval.

                                                         GROWTH OPPORTUNITIES
                                                                 FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        0.85%   0.85%   0.85%
  Distribution and Service Fees                          0.25%   1.00%   1.00%
  Other Expenses/9/                                        --%     --%     --%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)*                               --%     --%     --%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued


                                   MID CAP VALUE FUND
                                 ---------------------------
                                 CLASS A   CLASS B   CLASS C
--------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM
 YOUR INVESTMENT):
Maximum Sales Charge
 (Load) Imposed on
 Purchases                         5.5%/1/   None      None
Maximum Deferred Sales
 Charge (Load)/2/                  None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge
 (Load) Imposed on
 Reinvested Dividends              None      None      None
Redemption Fees/5/                 None      None      None
Exchange Fees/5/                   None      None      None
ANNUAL FUND OPERATING
 EXPENSES
(EXPENSES THAT ARE
 DEDUCTED FROM FUND ASSETS):/6/
Management Fees                   0.75%     0.75%     0.75%
Distribution and Service
 Fees                             0.25%     1.00%     1.00%
Other Expenses/9/                 0.31%     0.31%     0.31%
--------------------------------------------------------------
Total Fund Operating
 Expenses*                        1.31%     2.06%     2.06%
--------------------------------------------------------------

See page 24 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense waivers and limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and Total Fund Operating Expenses" may increase without shareholder approval.

                                     MID CAP VALUE FUND
                                   -----------------------
                                   CLASS A CLASS B CLASS C
 ---------------------------------------------------------
  Annual Fund Operating
   Expenses
  (expenses that are
   deducted from Fund assets):/6/
  Management Fees                   0.75%   0.75%   0.75%
  Distribution and Service
   Fees                             0.25%   1.00%   1.00%
  Other Expenses/9/                 0.29%   0.29%   0.29%
 ---------------------------------------------------------
  Total Fund Operating
   Expenses (after current
   waivers and expense
   limitations)*                    1.29%   2.04%   2.04%
 ---------------------------------------------------------

Fund Fees and Expenses continued



                                                    SMALL CAP VALUE FUND
                                                   ---------------------------
                                                   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/6/
Management Fees                                     1.00%     1.00%     1.00%
Distribution and Service Fees                       0.25%     1.00%     1.00%
Other Expenses/9/                                   0.28%     0.28%     0.28%
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.53%     2.28%     2.28%
--------------------------------------------------------------------------------

See page 24 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense waivers and limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and Total Fund Operating Expenses" may increase without shareholder approval.

                                                         SMALL CAP VALUE FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        1.00%   1.00%   1.00%
  Distribution and Service Fees                          0.25%   1.00%   1.00%
  Other Expenses/9/                                      0.25%   0.25%   0.25%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)*                             1.50%   2.25%   2.25%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued



                                                   REAL ESTATE SECURITIES
                                                            FUND
                                                   ---------------------------
                                                   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%/1/   None      None
Maximum Deferred Sales Charge (Load)/2/              None/1/   5.0%/3/   1.0%/4/
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                None      None      None
Redemption Fees/5/                                   None      None      None
Exchange Fees/5/                                     None      None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):/6/
Management Fees                                     1.00%     1.00%     1.00%
Distribution and Service Fees                       0.25%     1.00%     1.00%
Other Expenses/9/                                   0.73%     0.73%     0.73%
--------------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.98%     2.73%     2.73%
--------------------------------------------------------------------------------

See page 24 for all other footnotes.

  * As a result of the current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense waivers and limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and Total Fund Operating Expenses" may increase without shareholder approval.

                                                        REAL ESTATE SECURITIES
                                                                 FUND
                                                        -----------------------
                                                        CLASS A CLASS B CLASS C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):/6/
  Management Fees                                        1.00%   1.00%   1.00%
  Distribution and Service Fees                          0.25%   1.00%   1.00%
  Other Expenses/9/                                      0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)*                             1.44%   2.19%   2.19%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued

 /1/The maximum sales charge is a percentage of the offering price. A contin-gent deferred sales charge ("CDSC") of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
 /2/The maximum CDSC is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were origi-nally purchased.
 /3/A CDSC is imposed upon Class B Shares redeemed within six years of pur-chase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
 /4/A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
 /5/A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Funds or shares of the Goldman Sachs Institu-tional Liquid Assets Portfolios (the "ILA Portfolios") and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each 12 month period. A fee of $12.50 may be charged for each subsequent exchange during such period.
 /6/The Fund's annual operating expenses have been restated to reflect current fees, except for the CORE Large Cap Value, Strategic Growth and Growth Oppor-tunities Funds whose expenses are estimated for the current fiscal year. /7/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the CORE U.S. Equity Fund and the CORE Large Cap Growth Fund equal to 0.05% and 0.15%, respectively. AS A RESULT OF FEE WAIVERS, THE CURRENT MANAGEMENT FEES OF THE CORE U.S. EQUITY FUND AND CORE LARGE CAP GROWTH FUND ARE 0.70% AND 0.60%, RESPECTIVELY, OF SUCH FUND'S AVERAGE DAILY NET ASSETS. THE WAIVERS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER.
 /8/Reflects the amount of distribution and service fees. Total distribution and service fees may not exceed, in the aggregate, 0.50% of the Real Estate Securities Fund's average daily net assets.
 /9/"Other Expenses" include transfer agency fees equal to 0.19% of the aver-age daily net assets of each Fund's Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntar-ily agreed to reduce or limit "Other Expenses" (excluding management fees, distribution and service fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund's average daily net assets:

                      OTHER
  FUND              EXPENSES
 ---------------------------
  Balanced            0.01%
  Growth and
    Income            0.05%
  CORE Large Cap
    Value             0.00%
  CORE U.S. Equity    0.00%
  CORE Large Cap
    Growth            0.00%
  CORE Small Cap
    Equity            0.04%
  Capital Growth      0.00%
  Strategic Growth    0.00%
  Growth
    Opportunities     0.00%
  Mid Cap Value       0.10%
  Small Cap Value     0.06%
  Real Estate
    Securities        0.00%

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


FUND                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------
BALANCED
Class A Shares             $       $       $       $
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $       $       $       $
 - Assuming no redemption  $       $       $       $
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $       $       $       $
 - Assuming no redemption  $       $       $       $
---------------------------------------------------------
GROWTH AND INCOME
Class A Shares             $       $       $       $
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $       $       $       $
 - Assuming no redemption  $       $       $       $
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $       $       $       $
 - Assuming no redemption  $       $       $       $
---------------------------------------------------------
CORE LARGE CAP VALUE
Class A Shares             $       $       N/A     N/A
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $       $       N/A     N/A
 - Assuming no redemption  $       $       N/A     N/A
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $       $       N/A     N/A
 - Assuming no redemption  $       $       N/A     N/A
---------------------------------------------------------

Fund Fees and Expenses continued


FUND                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------
CORE U.S. EQUITY
Class A Shares             $       $       $       $
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $       $       $       $
 - Assuming no redemption  $       $       $       $
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $       $       $       $
 - Assuming no redemption  $       $       $       $
---------------------------------------------------------
CORE LARGE CAP GROWTH
Class A Shares             $       $       $       $
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $       $       $       $
 - Assuming no redemption  $       $       $       $
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $       $       $       $
 - Assuming no redemption  $       $       $       $
---------------------------------------------------------
CORE SMALL CAP EQUITY
Class A Shares             $       $       $       $
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $       $       $       $
 - Assuming no redemption  $       $       $       $
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $       $       $       $
 - Assuming no redemption  $       $       $       $
---------------------------------------------------------
CAPITAL GROWTH
Class A Shares             $       $       $       $
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $       $       $       $
 - Assuming no redemption  $       $       $       $
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $       $       $       $
 - Assuming no redemption  $       $       $       $
---------------------------------------------------------
STRATEGIC GROWTH
Class A Shares             $       $       N/A     N/A
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $       $       N/A     N/A
 - Assuming no redemption  $       $       N/A     N/A
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $       $       N/A     N/A
 - Assuming no redemption  $       $       N/A     N/A
---------------------------------------------------------

                                                          FUND FEES AND EXPENSES


FUND                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------
GROWTH OPPORTUNITIES
Class A Shares             $       $       N/A     N/A
Class B Shares
- Assuming complete
 redemption at end of
 period                    $       $       N/A     N/A
- Assuming no redemption   $       $       N/A     N/A
Class C Shares
- Assuming complete
 redemption at end of
 period                    $       $       N/A     N/A
- Assuming no redemption   $       $       N/A     N/A
---------------------------------------------------------
MID CAP VALUE
Class A Shares             $       $       $       $
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $       $       $       $
 - Assuming no redemption  $       $       $       $
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $       $       $       $
 - Assuming no redemption  $       $       $       $
---------------------------------------------------------
SMALL CAP VALUE
Class A Shares             $       $       $       $
Class B Shares
 - Assuming complete
  redemption at end of
  period                   $       $       $       $
 - Assuming no redemption  $       $       $       $
Class C Shares
 - Assuming complete
  redemption at end of
  period                   $       $       $       $
 - Assuming no redemption  $       $       $       $
---------------------------------------------------------
REAL ESTATE SECURITIES
Class A Shares             $       $       N/A     N/A
Class B Shares
- Assuming complete
 redemption at end of
 period                    $       $       N/A     N/A
- Assuming no redemption   $       $       N/A     N/A
Class C Shares
- Assuming complete
 redemption at end of
 period                    $       $       N/A     N/A
- Assuming no redemption   $       $       N/A     N/A
---------------------------------------------------------

Fund Fees and Expenses continued

 The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.
 Certain institutions that sell Class A, Class B and Class C Shares and/or their salespersons may receive other compensation in connection with the sale and distribution of such shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "What I Should Know When I Purchase Shares Through An Authorized Dealer?"

 PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES


 Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund's average daily net assets attributed to Class A Shares (Real Estate Securities Fund only), Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

 In connection with the sale of Class C Shares, Goldman Sachs begins paying the 0.25% service fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

Service Providers

 INVESTMENT ADVISERS



  Investment Adviser                             Fund
 ----------------------------------------------------------------------
  Goldman Sachs Asset Management ("GSAM")        Balanced
   One New York Plaza                            Growth and Income
   New York, New York 10004                      CORE Large Cap Value
                                                 CORE Large Cap Growth
                                                 CORE Small Cap Equity
                                                 Strategic Growth
                                                 Growth Opportunities
                                                 Mid Cap Value
                                                 Small Cap Value
                                                 Real Estate Securities
 ----------------------------------------------------------------------
  Goldman Sachs Funds Management, L.P. ("GSFM")  CORE U.S. Equity
   One New York Plaza                            Capital Growth
   New York, New York 10004
 ----------------------------------------------------------------------

 GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. As of December 31, 1998, GSAM and GSFM, together with their affili-ates, acted as investment adviser or distributor for assets in excess of $195 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds

                                                                             1-B

 .Provides personnel to perform necessary executive, administrative and cler-
  ical services to the Funds
 .Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                           For the Fiscal Year or Period
  Fund                    Contractual Rate Ended January 31, 1999
 -----------------------------------------------------------------------
  GSAM:
 -----------------------------------------------------------------------
  Balanced                      0.65%                     %
 -----------------------------------------------------------------------
  Growth and Income             0.70%                     %
 -----------------------------------------------------------------------
  CORE Large Cap Value          0.60%                   N/A
 -----------------------------------------------------------------------
  CORE Large Cap Growth         0.75%                     %
 -----------------------------------------------------------------------
  CORE Small Cap Equity         0.85%                     %
 -----------------------------------------------------------------------
  Strategic Growth              0.80%                   N/A
 -----------------------------------------------------------------------
  Growth Opportunities          0.85%                   N/A
 -----------------------------------------------------------------------
  Mid Cap Value                 0.75%                     %
 -----------------------------------------------------------------------
  Small Cap Value               1.00%                     %
 -----------------------------------------------------------------------
  Real Estate Securities        1.00%                     %
 -----------------------------------------------------------------------
  GSFM:
 -----------------------------------------------------------------------
  CORE U.S. Equity              0.70%                     %
 -----------------------------------------------------------------------
  Capital Growth                1.00%                     %
 -----------------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

2-B

                                                               SERVICE PROVIDERS


 FUND MANAGERS


M. Roch Hillenbrand, a Managing Director of Goldman, Sachs & Co., is the Head of Global Equities for Goldman Sachs Asset Management, overseeing U.S., Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Roch is also President of Commodities Corporation LLC, of which Goldman, Sachs & Co. is the parent company. Over the course of his 18-year career at Commodities Corporation, Roch has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

 Value Team
 .Thirteen portfolio managers/analysts compose the Investment Adviser's value investment team
 .Multi-sector focus provides a balanced perspective
 .Across all value products, the Investment Adviser leverages the industry research expertise of its small, mid and large cap investment teams

 Value Team

                                   Years
                  Fund             Primarily
 Name and Title   Responsibility   Responsible Five Year Employment History
-------------------------------------------------------------------------------
 Eileen A.        Portfolio           Since    Ms. Aptman joined the
 Aptman           Manager--           1996     Investment Adviser in 1993.
 Vice President   Mid Cap Value       1997
                  Small Cap Value
-------------------------------------------------------------------------------
 Paul D. Farrell  Senior Portfolio    Since    Mr. Farrell joined the
 Managing         Manager-- Small     1992     Investment Adviser in 1991. In
 Director         Cap Value           1998     1998, he became responsible for
                  Mid Cap Value       1999     managing the Investment
                  Growth and          1999     Adviser's Value team.
                  Income
                  Balanced
                  (Equity)
-------------------------------------------------------------------------------
 Matthew B.       Portfolio           Since    Mr. McLennan joined the
 McLennan         Manager--           1996     Investment Adviser in 1995.
 Vice President   Small Cap Value     1998     From 1994 to 1995, he
                  Mid Cap Value                worked in the Investment Banking
                                               Division of Goldman Sachs
                                               in Australia. From 1991 to 1994,
                                               Mr. McLennan worked at
                                               Queensland Investment
                                               Corporation in Australia.
-------------------------------------------------------------------------------
 Karma Wilson     Portfolio           Since    Ms. Wilson joined the
 Vice President   Manager--           1998     Investment Adviser in 1994.
                  Balanced            1998     Prior to 1994, she was an
                  (Equity)            1998     investment analyst with
                  Growth and                   Bankers Trust Australia Ltd.
                  Income
                  Mid Cap Value
-------------------------------------------------------------------------------

                                                                             3-B

 Quantitative Equity Team
 .A stable and growing team supported by an extensive internal staff .Access to the research ideas of Goldman Sachs' renowned Global Investment
  Research Department
 .More than $19 billion in equities currently under management

 Quantitative Equity Team

                                      Years
                                      Primarily
 Name and Title   Fund Responsibility Responsible Five Year Employment History
---------------------------------------------------------------------------------
 Melissa Brown     Portfolio             Since    Ms. Brown joined the
 Vice President    Manager--             1998     Investment Adviser in 1998.
                   CORE Large Cap        1998     From 1984 to 1998, she was the
                   Value                 1998     director of Quantitative Equity
                   CORE U.S. Equity      1998     Research and served on the
                   CORE Large Cap                 Investment Policy Committee at
                   Growth                         Prudential Securities.
                   CORE Small Cap
                   Equity
---------------------------------------------------------------------------------
 Kent A. Clark     Senior Portfolio      Since    Mr. Clark joined the
 Managing          Manager--CORE         1996     Investment Adviser in 1992.
 Director          U.S. Equity           1997
                   CORE Large Cap        1997
                   Growth                1998
                   CORE Small Cap
                   Equity
                   CORE Large Cap
                   Value
---------------------------------------------------------------------------------
 Robert C. Jones   Senior Portfolio      Since    Mr. Jones joined the
 Managing          Manager--CORE         1991     Investment Adviser in 1989.
 Director          U.S. Equity           1997
                   CORE Large Cap        1997
                   Growth                1998
                   CORE Small Cap
                   Equity
                   CORE Large Cap
                   Value
---------------------------------------------------------------------------------
 Victor H.         Senior Portfolio      Since    Mr. Pinter joined the
 Pinter            Manager--CORE         1996     Investment Adviser in 1990.
 Vice President    U.S. Equity           1997
                   CORE Large Cap        1997
                   Growth                1998
                   CORE Small Cap
                   Equity
                   CORE Large Cap
                   Value
---------------------------------------------------------------------------------

 Growth Equity Investment Team
 .17 year consistent investment style applied through diverse and complete market cycles
 .More than $8 billion in equities currently under management
 .More than 150 client account relationships
 .A portfolio management and analytical team with more than 130 years com-bined investment experience

4-B

                                                               SERVICE PROVIDERS

 Growth Equity Investment Team

                                                  Years
                                                  Primarily
 Name and Title   Fund Responsibility             Responsible Five Year Employment History
------------------------------------------------------------------------------------------
 George D. Adler       Portfolio Manager--           Since      Mr. Adler joined the
 Vice President        Balanced (Equity)             1997       Investment Adviser in
                       Capital Growth                1997       1997.
                       Strategic Growth              1999       From 1990 to 1997, he
                       Growth Opportunities          1999       was
                                                                a portfolio manager at
                                                                Liberty
                                                                Investment Management,
                                                                Inc. ("Liberty").
------------------------------------------------------------------------------------------
 Robert G.             Senior Portfolio Manager--    Since      Mr. Collins joined the
 Collins               Capital Growth                1997       Investment Adviser in
 Vice President        Balanced (Equity)             1998       1997.
                       Strategic Growth              1999       From 1991 to 1997, he
                       Growth Opportunities          1999       was
                                                                a portfolio manager at
                                                                Liberty.
                                                                His past experiences
                                                                include work as a
                                                                special situations
                                                                analyst with
                                                                Raymond James &
                                                                Associates for
                                                                five years.
------------------------------------------------------------------------------------------
 Herbert E.            Senior Portfolio Manager--    Since      Mr. Ehlers joined the
 Ehlers                Capital Growth                1997       Investment Adviser in
 Managing              Balanced (Equity)             1998       1997.
 Director              Strategic Growth              1999       From 1994 to 1997, he
                       Growth Opportunities          1999       was
                                                                the Chief Investment
                                                                Officer
                                                                and Chairman of Liberty.
                                                                He
                                                                was a portfolio manager
                                                                and
                                                                President at Liberty's
                                                                predecessor firm, Eagle
                                                                Asset Management
                                                                ("Eagle"), from 1984 to
                                                                1994.
------------------------------------------------------------------------------------------
 Gregory H.            Senior Portfolio Manager--    Since      Mr. Ekizian joined the
 Ekizian               Capital Growth                1997       Investment Adviser in
 Vice President        Balanced (Equity)             1998       1997.
                       Strategic Growth              1999       from 1990 to 1997, he
                       Growth Opportunities          1999       was a
                                                                portfolio manager at
                                                                Liberty and its
                                                                predecessor firm, Eagle.
------------------------------------------------------------------------------------------
 David G. Shell        Portfolio Manager--           Since      Mr. Shell joined the
 Vice President        Capital Growth                1997       Investment Adviser in
                       Balanced (Equity)             1998       1997.
                       Strategic Growth              1999       From 1987 to 1997, he
                       Growth Opportunities          1999       was a
                                                                portfolio manager at
                                                                Liberty
                                                                and its predecessor
                                                                firm, Eagle.
------------------------------------------------------------------------------------------
 Ernest C.             Portfolio Manager--           Since      Mr. Segundo joined the
 Segundo, Jr.          Capital Growth                1997       Investment Adviser in
 Vice President        Balanced (Equity)             1998       1997.
                       Strategic Growth              1999       From 1992 to 1997, he
                       Growth Opportunities          1999       was a
                                                                portfolio manager at
                                                                Liberty.
------------------------------------------------------------------------------------------

                                                                             5-B

 Fixed-Income Portfolio Management Team
 .Fixed-income portfolio management is comprised of a deep team of sector specialists.
 .The team strives to maximize the risk-adjusted returns by de-emphasizing interest and anticipation and focusing on security selection and sector allocation
 .The team manages approximately $40 billion in fixed-income assets for retail, institutional and high net worth clients.

                                      Years
                                      Primarily
 Name and Title   Fund Responsibility Responsible Five Year Employment History
--------------------------------------------------------------------------------
 Jonathan A.      Senior Portfolio       Since    Mr. Beinner joined the
 Beinner          Manager --             1994     Investment Adviser in 1990.
 Managing         Balanced (Fixed-
 Director and     Income)
 Co-Head U.S.
 Fixed Income
--------------------------------------------------------------------------------
 Richard C. Lucy  Senior Portfolio       Since    Mr. Lucy joined the Investment
 Managing         Manager --             1994     Adviser in 1992.
 Director and     Balanced (Fixed-
 Co-Head U.S.     Income)
 Fixed Income
--------------------------------------------------------------------------------

6-B

                                                               SERVICE PROVIDERS

 Real Estate Securities Team

The Real Estate Securities portfolio management team includes individuals with backgrounds in:
 .fundamental real estate acquisition, development and operations
 .real estate capital markets
 .mergers and acquisitions
 .asset management

                                                  Years
                                                  Primarily
 Name and Title   Fund Responsibility             Responsible Five Year Employment History
------------------------------------------------------------------------------------------
 Herbert E.            Senior Portfolio Manager--    Since      Mr. Ehlers joined the
 Ehlers                Real Estate Securities        1998       Investment Adviser in
 Managing                                                       1997.
 Director                                                       From 1994 to 1997, he
                                                                was
                                                                the Chief Investment
                                                                Officer
                                                                and Chairman of Liberty.
                                                                He
                                                                was a portfolio manager
                                                                and
                                                                President at Liberty's
                                                                predecessor firm, Eagle
                                                                Asset Management
                                                                ("Eagle"), from 1984 to
                                                                1994.
------------------------------------------------------------------------------------------
 Elizabeth             Portfolio Manager--           Since      Ms. Groves joined the
 Groves                Real Estate Securities        1998       Investment Adviser in
 Vice President                                                 1998. Her previous
                                                                experience includes 12
                                                                years in the real estate
                                                                and real estate finance
                                                                business. From 1991 to
                                                                1997, she worked in the
                                                                Real Estate Department
                                                                of the Investment
                                                                Banking Division of
                                                                Goldman Sachs, where she
                                                                was responsible for both
                                                                public and private
                                                                capital market
                                                                transactions.
------------------------------------------------------------------------------------------
 Mark Howard-          Portfolio Manager--           Since      Mr. Howard-Johnson
 Johnson               Real Estate Securities        1998       joined the Investment
 Vice President                                                 Adviser in 1998. His
                                                                previous experience
                                                                includes 15 years in the
                                                                real estate finance
                                                                business. From 1996 to
                                                                1998, he was the senior
                                                                equity analyst for
                                                                Boston Financial,
                                                                responsible for the
                                                                Pioneer Real Estate
                                                                Shares Fund. Prior to
                                                                joining Boston
                                                                Financial, from 1994 to
                                                                1996, Mr. Howard-Johnson
                                                                was a real estate
                                                                securities analyst for
                                                                The Penobscot Group,
                                                                Inc., one of only two
                                                                independent research
                                                                firms in the public real
                                                                estate securities
                                                                business. For five years
                                                                prior to this, he held
                                                                senior management
                                                                positions within various
                                                                real estate divisions of
                                                                the Fleet Financial
                                                                Group.
------------------------------------------------------------------------------------------

                                                                             7-B

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as the Funds' transfer agent (the "Transfer Agent") and as such, performs various share-holder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regula-tory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," which may lead to computer shutdowns or errors (com-

8-B

                                                               SERVICE PROVIDERS

 monly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this prob-lem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 .In addition, Investment Adviser has undertaken measures to ensure that it appropriately takes into account available information concerning the Year 2000 preparedness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Investment Adviser believes to be reliable, including the issuers' public regulatory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.


                                                                             9-B

Dividends

Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund. Spe-cial restrictions may apply for exchanges in certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

                        Investment       Capital Gains
Fund                    Income Dividends Distributions
------------------------------------------------------
Balanced                   Quarterly       Annually
------------------------------------------------------
Growth and Income          Quarterly       Annually
------------------------------------------------------
CORE Large Cap Value       Quarterly       Annually
------------------------------------------------------
CORE U.S. Equity            Annually       Annually
------------------------------------------------------
CORE Large Cap Growth       Annually       Annually
------------------------------------------------------
CORE Small Cap Equity       Annually       Annually
------------------------------------------------------
Capital Growth              Annually       Annually
------------------------------------------------------
Strategic Growth            Annually       Annually
------------------------------------------------------
Growth Opportunities        Annually       Annually
------------------------------------------------------
Mid Cap Value               Annually       Annually
------------------------------------------------------
Small Cap Value             Annually       Annually
------------------------------------------------------
Real Estate Securities     Quarterly       Annually
------------------------------------------------------

10-B

From time to time a portion of a Fund's dividends may constitute a return of capital.

 At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, sub-sequent distributions on such shares from such income or realized apprecia-tion may be taxable to the investor even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

                                                                            11-B

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' shares.

 HOW TO BUY SHARES


 How Can I Purchase Class A, Class B And Class C Shares Of The Funds? You may purchase shares of the Funds through:
 .Goldman Sachs:
 .Authorized Dealers; or
 .Directly from Goldman Sachs Trust (the "Trust")

 In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application attached to this Prospectus.

 To Open an Account:

 .Complete the enclosed Account Application
 .Mail your payment and Account Application to:
  Your Authorized Dealer
  - Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
  - Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

  or

  Goldman Sachs Funds c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 419711, Kansas City, MO 64141-6711
  - Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds - (Name of Fund and Class of Shares)
  - NFDS will not accept a check drawn on a foreign bank, a third-party check, cash, money orders, travelers cheques or credit card checks
  - Federal funds wire, Automated Clearing House Network ("ACH") transfer or bank wires should be sent to State Street Bank and Trust Company ("State Street") (each Fund's custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

                                                                             1-C

 What Is My Minimum Investment In The Funds?

                                                             Initial Additional
 ------------------------------------------------------------------------------
  Regular Accounts                                           $1,000     $50
 ------------------------------------------------------------------------------
  Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and
   Education IRAs)                                             $250     $50
 ------------------------------------------------------------------------------
  Uniform Gift to Minors Act Accounts/Uniform Transfer to
   Minors Act Accounts                                         $250     $50
 ------------------------------------------------------------------------------
  403(b) Plan Accounts                                         $200     $50
 ------------------------------------------------------------------------------
  SIMPLE IRAs and Education IRAs                                $50     $50
 ------------------------------------------------------------------------------
  Automatic Investment Plan Accounts                            $50     $50
 ------------------------------------------------------------------------------

 What Alternative Sales Arrangements Are Available?
 The Funds offer three classes of shares through this Prospectus.


 -----------------------------------------------------------------------------

  Maximum Amount You Can Buy In The Aggregate Across Funds  Class A No limit
                         -----------------------------------------------------
                                                            Class B $250,000
                         -----------------------------------------------------
                                                            Class C $1,000,000

 -----------------------------------------------------------------------------

  Initial Sales Charge  Class A Applies to purchases of less than $1 million--varies by
                                size of investment with a
                                maximum of 5.5%
                         -----------------------------------
                        Class B None
                         -----------------------------------
                        Class C None
 -----------------------------------------------------------
  CDSC                  Class A 1.00% on certain investments
                                of $1 million or more if you
                                sell within 18 months
                         -----------------------------------
                        Class B 6 year declining CDSC with a
                                maximum of 5%
                         -----------------------------------
                        Class C 1% if shares are redeemed
                                within 12 months of purchase
 -----------------------------------------------------------
  Conversion Feature    Class A None
                         -----------------------------------
                        Class B Class B Shares convert to
                                Class A Shares after 8 years
                         -----------------------------------
                        Class C None
 -----------------------------------------------------------

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Refuse to open an account if you fail to (i) provide a social security num-ber or other taxpayer identification number; or (ii) certify that such num-ber is correct (if required to do so under applicable law).
 .Reject or restrict any purchase or exchange order by a particular purchaser
  (or group of related purchasers). This may occur, for example, when a pat-tern of

2-C

                                                               SHAREHOLDER GUIDE

  frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.
 .Modify or waive the minimum investment amounts.
 .Modify the manner in which shares are offered.
 .Modify the sales charge rates applicable to future purchases of shares.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange shares is deter-mined by a Fund's NAV and share class. Each class calculates its NAV as fol-lows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations or if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.
  .NAV per share of each share class is calculated by the Fund's custodian each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
  .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form, plus any applicable sales charge. .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form, less any applicable CDSC.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discre-tion, makes an adjustment in light of

                                                                             3-C
 the nature and materiality of the event, its effect on Fund operations and other relevant factors.

 COMMON QUESTIONS REGARDING THE PURCHASE OF CLASS A SHARES

 What Is The Offering Price Of Class A Shares?
 The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers are as fol-lows:


                                                     Sales Charge  Maximum Dealer
                                     Sales Charge as as Percentage  Allowance as
         Amount of Purchase           Percentage of  of Net Amount  Percentage of
  (including sales charge, if any)   Offering Price    Invested    Offering Price*
 ---------------------------------------------------------------------------------
  Less than $50,000                       5.50%          5.82%          5.00%
  $50,000 up to (but less than)
   $100,000                               4.75           4.99           4.00
  $100,000 up to (but less than)
   $250,000                               3.75           3.90           3.00
  $250,000 up to (but less than)
   $500,000                               2.75           2.83           2.25
  $500,000 up to (but less than)
   $1 million                             2.00           2.04           1.75
  $1 million or more                      0.00**         0.00**          ***
 ---------------------------------------------------------------------------------

   * Dealer's reallowance may be changed periodically. During special promo-tions, the entire sales charge may be reallowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is reallowed may be deemed to be "underwriters" under the Securities Act of 1933.
  ** No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of cer-tain redemptions within 18 months of purchase.
 *** The Distributor pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commis-sion in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain pension and profit sharing plans, pension funds and other company-spon-sored benefit plans investing in the Funds which satisfy the criteria set forth below in "When Are Class A Shares Not Subject to a Sales Load" or $1 million or more by certain "wrap" accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if all of the shares held are redeemed within 18 months after the end of the cal-endar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan sponsor or the third party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with "wrap" accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the pur-chase was made.


4-C

                                                               SHAREHOLDER GUIDE


 What Else Do I Need To Know About Class A Shares' CDSC?
 Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, exclud-ing any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if, your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemp-tions in certain circumstances. See "In What Situations May the CDSC on Class A, B or C Shares Be Waived Or Reduced?" below.

 When Are Class A Shares Not Subject To A Sales Load?
 Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:
 .Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individ-uals;
 .Qualified retirement plans of Goldman Sachs;
 .Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
 .Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
 .Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
 .Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from pay-ing a sales charge or commission in connection with the purchase of shares of a Fund;
 .Pension and profit sharing plans, pension funds and other company-sponsored benefit plans that:
  .Buy shares worth $500,000 or more; or
  .Have 100 or more eligible employees at the time of purchase; or .Certify that they expect to have annual plan purchases of $200,000 or more; or
  .Are provided administrative services by certain third-party administra-tors that have entered into a special service arrangement with Goldman Sachs relating to such plans;
 ."Wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with

                                                                             5-C

  GSAM specifying aggregate minimums and certain operating policies and standards;
 .Registered investment advisers investing for accounts for which they receive asset-based fees;
 .Accounts over which GSAM or its advisory affiliates have investment discre-
  tion; or
 .Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA.

 You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemp-tion. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

 How Can The Sales Charge On Class A Shares Be Reduced?
 .Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Fund's Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records. The Addi-tional Statement has more information about the Right of Accumulation.

 .Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest in the aggregate $50,000 or more within a period of 13 months in Class A Shares of one or more Goldman Sachs Fund. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13 month period, the entire amount will be subject to the higher applicable sales charge. The Additional Statement has more information about the Statement of Intention.

6-C

                                                               SHAREHOLDER GUIDE


 COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES


 What Is The Offering Price Of Class B Shares?
 You may purchase Class B Shares of the Funds at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

 The CDSC schedule is as follows:

                             CDSC as a
                           Percentage of
                           Dollar Amount
   Year Since Purchase    Subject to CDSC
 ----------------------------------------
  First                          5%
  Second                         4%
  Third                          3%
  Fourth                         3%
  Fifth                          2%
  Sixth                          1%
  Seventh and thereafter       None
 ----------------------------------------

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or part to defray the Distributor's expenses related to providing dis-tribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

 What Should I Know About The Automatic Conversion Of Class B Shares?
 Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

 If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

 If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

 The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a

                                                                             7-C
 result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

 A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES


 What Is The Offering Price Of Class C Shares?
 You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will be deducted from the redemption proceeds.

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is paid by the Distributor to Authorized Dealers.

 COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B
 AND C SHARES


 What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?
 .The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
  .No CDSC is charged on shares acquired from reinvested dividends or capi-
   tal gains distributions.
  .No CDSC is charged on the per share appreciation of your account over the initial purchase price.
  .When counting the number of months since a purchase of Class B or Class C
   Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.
 .To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

 In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or
 Reduced?
 The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:
 .Retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company-sponsored benefit plans (each a "Retirement Plan");

8-C

                                                               SHAREHOLDER GUIDE

 .The death or disability (as defined in Section 72(m)(7) of the Internal
  Revenue Code of 1986, as amended (the "Code")) of a participant or benefi-ciary in a Retirement Plan;
 .Hardship withdrawals by a participant or beneficiary in a Retirement Plan; .Satisfying the minimum distribution requirements of the Code;
 .Establishing "substantially equal periodic payments" as described under
  Section 72(t)(2) of the Code;
 .The separation from service by a participant or beneficiary in a Retirement
  Plan;
 .The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
 .Excess contributions distributed from a Retirement Plan;
 .Distributions from a qualified Retirement Plan invested in the Goldman
  Sachs Funds which are being rolled over to a Goldman Sachs IRA; or .Redemption proceeds which are to be reinvested in accounts or non-regis-
  tered products over which GSAM or its advisory affiliates have investment discretion.

 In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

 How Do I Decide Whether To Buy Class A, B Or C Shares?
 The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

 .Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
 .Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and serv-ice fee paid by Class B Shares will cause your Class B Shares (until con-version to Class A Shares) to have a higher expense ratios, and thus, lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares.
  A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares.
 .Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an

                                                                             9-C
  initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid), than Class A Shares
  (or Class B Shares after conversion to Class A Shares).
  Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the conversion feature applicable to Class B Shares and your investment will therefore pay higher distribution fees indefinitely.
  A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares.

 Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

 In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 HOW TO SELL SHARES


 How Can I Sell Class A, Class B And Class C Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

10-C

                                                               SHAREHOLDER GUIDE



  Instructions For Redemptions:
 -----------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to sell
                   .How and where to send the proceeds
                   .Obtain a signature guarantee (see details below)
                   .Mail your request to:
                    Goldman Sachs Funds
                    4900 Sears Tower-60th Floor
                    Chicago, Illinois 60606-6372
 -----------------------------------------------------------------------
  By Telephone:    If you have not declined the telephone redemption
                    privileges on your Account Application:
                   .1-800-526-7384 (8:00 a.m. to 4:00 p.m.
                    New York time)
                   .You may redeem up to $50,000 of your shares
                    within any 7 calendar day period
                   .Proceeds which are sent directly to a Goldman
                    Sachs brokerage account are not subject to the
                    $50,000 limit
 -----------------------------------------------------------------------

 When Do I Need A Signature Guarantee To Redeem Shares?
 A signature guarantee is required if:
 .You are requesting in writing to redeem shares in an amount over $50,000; .You would like the redemption proceeds sent to an address that is not your address of record; or
 .You would like to change the bank designated on your Account Application.

 A signature guarantee is designed to protect you, the Funds and Goldman Sachs from fraud. You may obtain a signature guarantee from a bank, securi-ties broker or dealer, credit union having the authority to issue signature guarantees, savings and loan association, building and loan association, cooperative bank, federal savings bank or association, national securities exchange, registered securities association or clearing agency, provided that such institution satisfies the standards established by Goldman Sachs. Additional documentation may be required for executors, trustees or corpora-tions or when deemed appropriate by the Transfer Agent.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person iden-tifying himself or herself as the owner of an account or the owner's regis-tered representative where

                                                                            11-C
 the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

 In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable proce-dures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guarantee, indi-cating another address or account) and exchanges of shares normally will be made only to an identically registered account.
 .Telephone redemptions will not be accepted during the 30-day period follow-
  ing any change in your address of record.
 .The telephone redemption option does not apply to shares held in a "street name" account. "Street name" accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in "street name," you should contact your registered representative of record, who may make tele-phone redemptions on your behalf.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption pro-ceeds may be delayed one additional business day.
 .A transaction fee of $7.50 may be charged for payments of redemption pro-ceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.

12-C

                                                               SHAREHOLDER GUIDE

 .To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.
 .Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

 By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request, unless you are selling shares you recently paid for by check. In that case, the Fund will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

 The Trust reserves the right to:
 .Redeem your shares if your account balance is less than $50 as a result of earlier redemptions. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days' prior writ-ten notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem your shares in other circumstances determined by the Board of Trust-
  ees to be in the best interests of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs
 Fund?
 You may redeem shares of a Fund and reinvest a portion or all of the redemp-tion proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must rein-vest the share proceeds within 90 days after you redeem. You may reinvest as follows:
  .Class A or B Shares--Class A Shares of the same Fund or any other Goldman
   Sachs Fund
  .Class C Shares--Class C Shares of the same Fund or any other Goldman
   Sachs Fund

                                                                            13-C

 .You should obtain and read the applicable prospectuses before investing in any other Funds.
 .If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subse-quent redemption. For Class B Shares, you may reinvest the redemption pro-ceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemp-tion of the Class B Shares will not be credited to your account.
 .The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exer-cised once per year upon receipt of a written redemption request.
 .You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and rein-vestment.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange shares of a Fund at NAV without the imposition of an ini-tial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For Exchanging Shares:
 -----------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to exchange
                   .Obtain a signature guarantee
                   .Mail the request to:
                   Goldman Sachs Funds c/o NFDS
                   P.O. Box 419711
                   Kansas City, MO 64141-6711
                   or for overnight delivery -
                   Goldman Sachs Funds c/o NFDS
                   330 West 9th St.
                   Poindexter Bldg., 1st Floor
                   Kansas City, MO 64105
 -----------------------------------------------------------------------
  By Telephone:    If you have not declined the telephone redemption
                   privileges on your Account Application:
                   .Call 1-800-526-7384 (8:00 a.m. to 4:00 p.m.
                    New York time)

14-C

                                                               SHAREHOLDER GUIDE

 You should keep in mind the following factors when making or considering an exchange:
  .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
  .Six free exchanges are allowed in each 12 month period.
  .A $12.50 fee may be charged for each subsequent exchange.
  .There is no charge for exchanges made pursuant to the Automatic Exchange
   Program.
  .The exchanged shares may later be exchanged for shares of the same class
   (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
  .When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
  .Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384.
  .All exchanges which represent an initial investment in a Fund must sat-
   isfy the minimum initial investment requirements of that Fund.
  .Exchanges are available only in states where exchanges may be legally made.
  .It may be difficult to make telephone exchanges in times of drastic eco-
   nomic or market conditions.
  .Goldman Sachs and NFDS may use reasonable procedures described under "What Do I Need to Know About Telephone Redemption Requests?" in an effort to prevent unauthorized or fraudulent telephone exchange requests.
  .Telephone exchanges normally will be made only to an identically regis-tered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

                                                                            15-C

 SHAREHOLDER SERVICES


 Can I Arrange To Have Automatic Investments Made On A Regular Basis?
 You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

 Can My Dividends And Distributions From A Fund Be Invested In Other Funds? You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 .Shares will be purchased at NAV.
 .No initial sales charge or CDSC will be imposed.
 .You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signatures obtained and the minimum initial investment has been satisfied.

 Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
 You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 .Shares will be purchased at NAV.
 .No initial sales charge is imposed.
 .Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
 .Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
 .Minimum dollar amount: $50 per month.

 What Else Should I Know About Cross-Reinvestments And Automatic Exchanges? Cross-reinvestments and automatic exchanges are subject to the following conditions:
 .You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.

16-C

                                                               SHAREHOLDER GUIDE

 .You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund's minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.
 .You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

 Can I Have Automatic Withdrawals Made On A Regular Basis?
 You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.
 .It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
 .You must have a minimum balance of $5,000 in a Fund.
 .Checks are mailed on or about the 25th day of each month.
 .Each systematic withdrawal is a redemption and therefore a taxable transac-
  tion.
 .The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

 What Types of Reports Will I Be Sent Regarding My Investment?
 You will receive an annual report containing audited financial statements and a semiannual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-526-7384. You will also be provided with a printed confirmation for each transaction in your account and an individual quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in "street name" you may receive your statement and confirmations on a differ-ent schedule. The Funds do not generally provide sub-accounting services.

 What Should I Know When I Purchase Shares Through An Authorized Dealer? Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

 If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distribu-tions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your

                                                                            17-C
 transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

 Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:
 .A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund's NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
 .Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

 You should contact your Authorized Dealer or intermediary to learn whether they are authorized to accept orders for the Trust.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Autho-rized Dealers depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 DISTRIBUTION SERVICES AND FEES


 What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
 The Trust has adopted distribution and service plans (each a "Plan") under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from

18-C

                                                               SHAREHOLDER GUIDE

 this arrangement. Goldman Sachs pays the distribution and service fees on a quarterly basis.

 Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund's average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

 The distribution fees are subject to the requirements of Rule 12b-1 under the 1940 Act, and may be used (among other things) for:
 .Compensation paid to and expenses incurred by Authorized Dealers, Goldman
  Sachs and their respective officers, employees and sales representatives; .Commissions paid to Authorized Dealers;
 .Allocable overhead;
 .Telephone and travel expenses;
 .Interest and other costs associated with the financing of such compensation and expenses;
 .Printing of prospectuses for prospective shareholders;
 .Preparation and distribution of sales literature or advertising of any type; and
 .All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

 In connection with the sale of Class C Shares, Goldman Sachs begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

                                                                            19-C

Taxation

 TAXABILITY OF DISTRIBUTIONS


 Fund distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) to the extent they are attributable to the Fund's net investment income, certain net realized foreign exchange gains and net short-term capital gains. They are taxable as long-term capital gains to the extent they are attributable to the Fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest in additional shares or take the distribution as cash. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior Decem-ber 31. The tax status and amounts of the dividends and distributions for each calendar year will be detailed in your annual tax statement from the Fund.

 At any time, a portion of a Fund's NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on a Fund's shares may be taxable to you, even if the NAV of your shares is, as a result, reduced below the cost of those shares and the distributions represent a return of your purchase price.

 A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

 Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income. Under certain circum-stances, the Funds may make an election to treat a proportionate amount of such taxes as constituting a distribution to you, which would allow you either (1) to credit such proportionate amount of taxes against your U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

                                                                             1-D

 TAXABILITY OF SALES AND EXCHANGES


 Any sale or exchange of Fund shares may generate a tax liability (unless your investment is in an IRA or other tax-advantaged account). Depending upon the purchase or sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

 You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods that you hold shares.) Any loss rec-ognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

 There are certain tax requirements that all Funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instru-ments.

 In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from a Fund or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

2-D

APPENDIX A

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, SECURITIES AND TECHNIQUES

 A. General Portfolio Risks.


 The Funds will be subject to the risks associated with equity securities. "Equity securities" include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock pur-chase rights. In general, stock values fluctuate in response to the activi-ties of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cycli-cal, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income investments. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Con-versely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and a Fund will not recover its invest-ment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (exten-sion risk). In general, if interest rates on new mortgage loans fall suffi-ciently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

 The Funds are subject to certain fundamental investment restrictions that are described in the Additional Statement. Fundamental investment restric-tions of a Fund cannot be changed without approval of a majority of the out-standing shares of that Fund as defined in the Additional Statement. Each Fund's investment objectives

                                                                             3-D
 and all policies not specifically designated as fundamental are non-funda-mental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. See "Financial High-lights" in Appendix B for a statement of the Funds' historical portfolio turnover rates.

 B. Other Portfolio Risks.


 Risks of Investing in Small Capitalization Companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfo-lio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain peri-ods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of average economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitaliza-tion companies and REITs may be more difficult to price precisely the other types of securities because of their characteristics and lower trading vol-umes.

 Risks of Foreign Investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securi-ties of U.S. issuers. Foreign investments may be affected by changes in cur-rency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S.

4-D

                                                                      Appendix A

 dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such divi-dends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union ("EU") pre-sents unique uncertainties, including the legal treatment of certain out-standing financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries in the European Union such as the United Kingdom and Den-mark, into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Funds.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

                                                                             5-D

 Concentration of a Fund's assets in one of a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the gov-ernmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel pay-ment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. Funds that invest in securities of issuers in emerging countries will be subject to heightened risks. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respec-tive clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limi-tations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such

6-D

                                                                      Appendix A

 countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. A Fund's investment in emerging coun-tries may also be subject to withholding or other taxes, which may be sig-nificant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its

                                                                             7-D
 portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.
 The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries, thus subjecting the Fund to a greater risk of loss if a securities firm defaults in the performance of its responsibili-ties.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of particular investment, or investment generally, in such coun-tries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor per-ceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price pre-cisely because of their characteristics and lower trading volumes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Derivative Investments. A Fund's transactions, if any, in options, futures, options on futures, swaps, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments or, the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in secu-rities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return) which is considered a speculative practice and pre-sents even greater risk of loss.

8-D

                                                                      Appendix A


 Risk of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

 .Both domestic and foreign securities that are not readily marketable .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

 Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. Government (and its agen-cies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

                                                                             9-D

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

 .U.S. Government securities
 .Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's .Certificates of deposit
 .Bankers' acceptances
 .Repurchase agreements
 .Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

 C. Portfolio Securities and Techniques.


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 Convertible Securities

 Convertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Con-vertible securities have both equity and fixed-income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convert-

10-D

                                                                      Appendix A

 ible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Foreign Currency Transactions

 A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific cur-rency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.


 Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of cor-relation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgement of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date.

 Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 Structured Securities

 Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or

                                                                            11-D
 other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or neg-atively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at matu-rity. In addition, changes in the interest rates or the value of the secu-rity at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securi-ties.

 Structured securities include, but are not limited to, inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the vola-tility of its market value.

 REITs

 REITS are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mort-gage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possi-ble declines in the value of real estate, general and local economic condi-tions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including man-agement fees, paid by a REIT in which it invests.

 Options on Securities, Securities Indices and Foreign Currencies

 A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instru-ment during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obliga-tion to sell, the underlying instrument

12-D

                                                                      Appendix A

 during the option period. Certain Funds may write (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index comprised of securities in which they may invest. A Fund that invests in foreign securities may also purchase and sell (write) put and call options on foreign currencies.


 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater liquidity and credit risks.

 Futures Contracts and Options on Futures Contracts

 Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various secu-rities (such as U.S. Government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

 A Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return; or to hedge against changes in interest rates, securities prices or currency exchange rates, or to the extent applicable, otherwise manage its term structure and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transac-tions with respect to any such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent per-

                                                                            13-D
 mitted by such regulations. A Fund may not purchase or sell futures con-tracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the mar-ket value of the Fund's net assets.

 Futures contracts and related options present the following risks:

 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 Equity Swaps

 Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common

14-D

                                                                      Appendix A

 stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments

 When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is con-sidered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the sold secu-rities may increase before the settlement date. Although a Fund will gener-ally purchase securities on a whenissued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments before settlement whenever the Investment Adviser deems it appropriate.

 Lending of Portfolio Securities

 Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. Government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or possible loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 Short Sales Against-the-Box

 Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

                                                                            15-D

 Preferred Stock, Warrants and Rights

 Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default of other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the war-rant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Standard & Poor's Depository Receipts

 The Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transac-tion costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

16-D

 MORTGAGE DOLLAR ROLLS


 Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between (a) the price received for the securi-ties sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

 Successful use of mortgage dollar rolls depends upon the Investment Advis-er's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its predictions, the Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the pur-chase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

 Mortgage-Backed Securities

 Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of "credit enhancement." However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

 Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be

                                                                             1-E
 made on a CMO class until all other classes having an earlier stated matu-rity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

 Mortgaged-Backed Securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the prin-cipal payments from a pool of mortgage loans. The market value of SMBS con-sisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than pre-vailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Mortgage-Backed Securities (including CMOs, REMICs and SMBS) are subject to both call risk and extension risk as previously described. Because of these risks, these securities can have significantly greater price and yield vola-tility than with traditional fixed-income securities.

 The value of Mortgage-Backed Securities that are structured as pass-through mortgage securities that are collateralized by ARMs are less likely to rise during periods of declining interest rates to the same extent as fixed-rate securities. This is because interest rate declines may result in accelerated prepayments of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's invest-ments in ARMs may fluctuate more substantially since these limits may pre-vent the security from fully adjusting its interest rate to the prevailing market rates.

 Asset-Backed Securities

 Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of pre-payments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-

2-E
 backed securities can be expected to accelerate. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed col-lateral may not be available to support payments on these securities.

 Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds

 These securities are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind secu-rities are securities that have interest payable by the delivery of addi-tional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

 Yield Curve Options

 Certain Funds may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options pres-ent a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 Borrowings and Reverse Repurchase Agreements

 The Funds can borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agree-ment to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agree-ments may also be entered into when the Investment Adviser expects that the interest income to be earned from the invest-

                                                                             3-E
 ment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars

 Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are simi-lar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a ref-erence pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transac-tion the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occur-rence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified curren-cies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor enti-tles the purchaser, to the extent that a specified index falls below a pre-determined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 Certain Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transac-tions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment perfor-mance of a Fund would be less favorable than it would have been if these investment techniques were not used.

4-E

Appendix C
Prior Performance of Similarly Advised Accounts of the Investment Adviser
 CORE LARGE CAP VALUE FUND


                   CLASS A SHARE CLASS A SHARE CLASS B SHARE CLASS B SHARE CLASS C SHARE CLASS C SHARE
                      EXPENSE       EXPENSE       EXPENSE       EXPENSE       EXPENSE       EXPENSE
                     COMPOSITE     COMPOSITE     COMPOSITE     COMPOSITE     COMPOSITE     COMPOSITE   RUSSELL
                    (EXCLUDING    (INCLUDING    (EXCLUDING    (INCLUDING    (EXCLUDING    (INCLUDING     1000
                       SALES         SALES         SALES         SALES         SALES         SALES      VALUE
                     CHARGES)      CHARGES)      CHARGES)      CHARGES)      CHARGES)      CHARGES)     INDEX
--------------------------------------------------------------------------------------------------------------
  1998                     %             %             %             %             %             %          %
  1997                     %             %             %             %             %             %          %
  1996                     %             %             %             %             %             %          %
  1995                     %             %             %             %             %             %          %
  1994                     %             %             %             %             %             %          %
  1993                     %             %             %             %             %             %          %
  8/1/92-12/31/92          %             %             %             %             %             %          %
--------------------------------------------------------------------------------------------------------------

                                        AVERAGE ANNUAL TOTAL RETURN
                                    ONE YEAR  3 YEARS  5 YEARS    SINCE
                                     ENDED     ENDED    ENDED   INCEPTION
                                   12/31/1998 12/31/98 12/31/98 (8/1/92)
-------------------------------------------------------------------------
  Class A Share Expense Composite
   (excluding sales charge)               %         %        %        %
  Class A Share Expense Composite
   (including sales charge)               %         %        %        %
  Class B Share Expense Composite
   (excluding sales charge)               %         %        %        %
  Class B Share Expense Composite
   (including sales charge)               %         %        %        %
  Class C Share Expense Composite
   (excluding sales charge)               %         %        %        %
  Class C Share Expense Composite
   (including sales charge)               %         %        %        %
  Russell 1000 Value Index                %         %        %        %
-------------------------------------------------------------------------

 The preceding table sets forth the Investment Adviser's composite perfor-mance data relating to the historical performance of all discretionary pri-vate accounts managed by the Investment Adviser that have investment objec-tives, policies, and strategies substantially similar to the CORE Large Cap Value Fund. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as mea-sured against the Russell 1000 Value Index and does not represent the per-formance of the CORE Large Cap Value Fund. Investors should not consider this performance data as a substitute for the performance of the CORE Large Cap Value Fund nor should investors consider this data as an indication of future performance of the CORE Large Cap Value Fund or of the Investment Adviser. The Russell 1000 Value Index is unmanaged and investors cannot invest directly in the index.

 In accordance with the standards of the Association for Investment Manage-ment and Research ("AIMR"), the Investment Adviser's composite performance data was calculated on a time-weighted and asset-weighted total return basis which includes realized and unrealized gains and losses plus income. Total return performance of the CORE Large Cap Value Fund will be calculated in accordance with the regulations of the SEC. The SEC standardized average annual total return is neither time-weighted nor asset-weighted and is determined for specified periods by computing the annual percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the differences in methodology between AIMR and SEC requirements could result in different performance data for identical time periods.

 The actual expenses of the private accounts included in the composite were lower than the estimated expenses of the Fund. Accordingly, the performance record of the composite has been adjusted downward based on the estimated expenses of the A, B, and C Classes of the CORE Large Cap Value Fund during its first year of operations. Performance also reflects the deduction of the maximum 5.5% front-end sales charge with respect to Class A Shares and the maximum CDSC with respect to Class B (5%) and Class C Shares (1%). All returns presented reflect the reinvestment of dividends and other earnings. The private accounts are not subject to the same diversification require-ments, specific tax restrictions and investment limitations imposed on the CORE Large Cap Value Fund by the Investment Company Act of 1940 and Subchapter M of the Code. Consequently, the performance results of the Investment Adviser's composite could have been adversely affected if the private accounts had been regulated as investment companies under the fed-eral securities laws.

Appendix D
Prior Performance of Similarly Advised Accounts of the Investment Adviser
 STRATEGIC GROWTH


              CLASS A SHARE CLASS A SHARE CLASS B SHARE CLASS B SHARE CLASS C SHARE CLASS C SHARE
                 EXPENSE       EXPENSE       EXPENSE       EXPENSE       EXPENSE       EXPENSE
                COMPOSITE     COMPOSITE     COMPOSITE     COMPOSITE     COMPOSITE     COMPOSITE
               (EXCLUDING    (INCLUDING    (EXCLUDING    (INCLUDING    (EXCLUDING    (INCLUDING    S&P
                  SALES         SALES         SALES         SALES         SALES         SALES      500
                CHARGES)      CHARGES)      CHARGES)      CHARGES)      CHARGES)      CHARGES)    INDEX
--------------------------------------------------------------------------------------------------------
  1998                %             %             %             %             %             %          %
  1997                %             %             %             %             %             %          %
  1996                %             %             %             %             %             %          %
  1995                %             %             %             %             %             %          %
  1994                %             %             %             %             %             %          %
  1993                %             %             %             %             %             %          %
    -12/31/           %             %             %             %             %             %          %
--------------------------------------------------------------------------------------------------------

                                        AVERAGE ANNUAL TOTAL RETURN
                                    ONE YEAR  3 YEARS  5 YEARS    SINCE
                                     ENDED     ENDED    ENDED   INCEPTION
                                   12/31/1998 12/31/98 12/31/98   (   )
-------------------------------------------------------------------------
  Class A Share Expense Composite
   (excluding sales charge)               %         %        %        %
  Class A Share Expense Composite
   (including sales charge)               %         %        %        %
  Class B Share Expense Composite
   (excluding sales charge)               %         %        %        %
  Class B Share Expense Composite
   (including sales charge)               %         %        %        %
  Class C Share Expense Composite
   (excluding sales charge)               %         %        %        %
  Class C Share Expense Composite
   (including sales charge)               %         %        %        %
  Russell 1000 Value Index                %         %        %        %
-------------------------------------------------------------------------

 The preceding table sets forth the Investment Adviser's composite perfor-mance data relating to the historical performance of all discretionary pri-vate accounts managed by the Investment Adviser that have investment objec-tives, policies, and strategies substantially similar to the Strategic Growth Fund. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as mea-sured against the S&P 500 Index and does not represent the performance of the Strategic Growth Fund. Investors should not consider this performance data as a substitute for the performance of the Strategic Growth Fund nor should investors consider this data as an indication of future performance of the Strategic Growth Fund or of the Investment Adviser. The S&P 500 Index is unmanaged and investors cannot invest directly in the index.

 In accordance with the standards of the Association for Investment Manage-ment and Research ("AIMR"), the Investment Adviser's composite performance data was calculated on a time-weighted and asset-weighted total return basis which includes realized and unrealized gains and losses plus income. Total return performance of the Strategic Growth Fund will be calculated in accor-dance with the regulations of the SEC. The SEC standardized average annual total return is neither time-weighted nor asset-weighted and is determined for specified periods by computing the annual percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the differ-ences in methodology between AIMR and SEC requirements could result in dif-ferent performance data for identical time periods.

 The actual expenses of the private accounts included in the composite were lower than the estimated expenses of the Fund. Accordingly, the performance record of the composite has been adjusted downward based on the estimated expenses of the A, B, and C Classes of the Strategic Growth Fund during its first year of operations. Performance also reflects the deduction of the maximum 5.5% front-end sales charge with respect to Class A Shares and the maximum CDSC with respect to Class B (5%) and Class C Shares (1%). All returns presented reflect the reinvestment of dividends and other earnings. The private accounts are not subject to the same diversification require-ments, specific tax restrictions and investment limitations imposed on the Strategic Growth Fund by the Investment Company Act of 1940 and Subchapter M of the Code. Consequently, the performance results of the Investment Advis-er's composite could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Index

     General Investment Management Approach
     Fund Investment Objectives And Strategies
       3 Goldman Sachs Balanced Fund
       4 Goldman Sachs Growth And Income Fund
       x Goldman Sachs CORE Large Cap Value Fund
       5 Goldman Sachs CORE U.S. Equity Fund
       6 Goldman Sachs CORE Large Cap Growth Fund
       7 Goldman Sachs CORE Small Cap Equity Fund
       8 Goldman Sachs Capital Growth Fund
       x Goldman Sachs Strategic Growth Fund
       x Goldman Sachs Growth Opportunities Fund
       9 Goldman Sachs Mid Cap Value Fund
      10 Goldman Sachs Small Cap Value Fund

      xx Goldman Sachs Real Estate Securities Fund
     Other Investment Practices and Securities
     Principal Risks of the Funds
     Fund Performance
  12 Fund Fees and Expenses
     Service Providers
     Dividends
     Shareholder Guide
      32 How To Buy Shares
      42 How To Sell Shares
      47 Shareholder Services
     Taxation
 A-1 Appendix A - Additional Information on
     Portfolio Risks, Securities and Techniques
 B-1 Appendix B - Financial Highlights
 C-1 Appendix C
 D-1 Appendix D

Domestic Equity Funds
Prospectus (Class A, B and C Shares)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Pro-spectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-526-7384
 By mail - Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. The Funds' investment company registration number is 811-5349.

                                     [LOGO]

              Prospectus                              INSTITUTIONAL
                                                      SHARES

                                                      April 30, 1999


  GOLDMAN SACHS DOMESTIC EQUITY FUNDS


  . Goldman Sachs
    Balanced Fund

  . Goldman Sachs
    Growth and                         (INSERT ARTWORK)
    Income Fund

  . Goldman Sachs
    CORE Large Cap
    Value Fund

  . Goldman Sachs
    CORE U.S.
    Equity Fund

  . Goldman Sachs
    CORE Large Cap
    Growth Fund

  . Goldman Sachs
    CORE Small Cap
    Equity Fund

  . Goldman Sachs
    Capital Growth
    Fund

  . Goldman Sachs
    Strategic
    Growth Fund

  . Goldman Sachs
    Growth
    Opportunities
    Fund

  . Goldman Sachs
    Mid Cap Value
    Fund

  . Goldman Sachs
    Small Cap Value
    Fund

  . Goldman Sachs
    Real Estate
    Securities
    Fund

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
  APPROVED OR DISAPPROVED THESE SECURITIES OR
  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
  ANY REPRESENTATION TO THE CONTRARY IS A
  CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT       Goldman
  AND IS NOT INSURED BY THE FEDERAL DEPOSIT           Sachs
  INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
  AGENCY. AN INVESTMENT IN A FUND INVOLVES
  INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
  PRINCIPAL.

General Investment Management Approach

Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, Strategic Growth, Growth Opportunities, Mid Cap Equity, Small Cap Value and Real Estate Securities Funds. Goldman Sachs Funds Management, L.P. serves as investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Funds Management, L.P. are each referred to in this Prospectus as the "Investment Adviser."

 VALUE STYLE FUNDS


 Goldman Sachs Value Investment Philosophy
 The Investment Adviser seeks companies that are discounted due to:
 .Company-specific problems that are over-discounted in the marketplace. .Cyclically out-of-favor status.
 .Unrecognized positive fundamentals.

 The Investment Adviser seeks to identify value through:
 .Firsthand fundamental research.
 .Maintaining a long-term investment horizon.
 .A team approach to decision making.

 Value exists when a stock's price becomes inexpensive relative to the company's estimated earnings and/or dividend-paying ability over the long-term.

--------------------------------------------------------------------------------

 GROWTH STYLE FUNDS


 Goldman Sachs Growth Investment Philosophy
 1. Invest as if buying the company/business, not simply trading its stock:
 .Understand the business, management, products and competition.
 .Perform intensive, hands-on fundamental research.
 .Seek businesses with strategic competitive advantages.

                                                                             1-A

GENERAL INVESTMENT MANAGEMENT APPROACH

 .Over the long-term, expect each company's stock price to ultimately track the growth of the business.

 2. Buy high-quality growth businesses that possess strong business fran-chises, favorable long-term prospects and excellent management.

 3. Purchase superior long-term growth at a favorable price--seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

 Growth companies have earnings expectations that exceed those of the stock market as a whole.

--------------------------------------------------------------------------------

 QUANTITATIVE ("CORE") STYLE FUNDS


 Goldman Sachs Quantitative Multifactor Model
 The CORE Funds use the Goldman Sachs proprietary multifactor model ("Multifactor Model"), a rigorous computerized rating system, to forecast the returns of securities held in each Fund's portfolio.

 The Multifactor Model incorporates common variables covering measures of:
 .Value (price-to-book, price-to-earnings, cash flow to enterprise value) .Momentum (earnings momentum, price momentum, sustainable growth)
 .Risk (market risk, company-specific risk, earnings risk)

 All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast.

 CORE stands for "Computer-Optimized Research Enhanced."

--------------------------------------------------------------------------------

 REAL ESTATE SECURITIES FUND


 Goldman Sachs Real Estate Securities Investment Philosophy
 When choosing the Fund's securities, the Investment Adviser:
 .Selects stocks based on quality of assets, experienced management and a sustainable competitive advantage.

2-A

GENERAL INVESTMENT MANAGEMENT APPROACH

 .Buys securities at a discount to the intrinsic value of the business (as-
  sets and management).
 .Seeks a term approach to decision making.

 REIT stands for Real Estate Investment Trust

--------------------------------------------------------------------------------

                                                                             3-A

Fund Investment Objectives and Strategies

Goldman Sachs Balanced Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and current income

        Benchmarks:   S&P 500 Index and Lehman Brothers Aggregate Bond Index

  Investment Focus:   Large capitalization U.S. stocks and investment grade
                      U.S. fixed income

  Investment Style:   Asset Allocation

 INVESTMENT OBJECTIVE


 The Fund seeks to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through investments in equity securities (stocks). The Fund seeks to provide current income through investment in fixed-income securities (bonds).

 PRINCIPAL INVESTMENT STRATEGIES


 Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce vola-tility.

 Equity Securities. The Fund invests, under normal circumstances, between 45% and 65% of its total assets in equity securities. Although the Fund's equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its total assets in the equity securities of foreign issuers, including issuers in countries with emerging markets or economies ("emerging countries") and equity securities quoted in foreign currencies.
 A portion of the Fund's portfolio of equity securities may be selected pri-marily

4-A

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

 to provide current income (including interests in real estate investment trusts, convertible securities, preferred stocks, utility stocks, and inter-ests in limited partnerships).

 Other. The Fund invests at least 25% of its total assets in fixed-income senior securities. The remainder of the Fund's assets are invested in other fixed-income securities and cash.

 The Fund's fixed-income securities primarily include:
 .Securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises
 .Securities issued by corporations, banks and other issuers
 .Mortgage-backed and asset-backed securities

 The Fund may also invest up to 10% of its total assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. The issuers of these securities may be located in emerging countries.

 The percentage of the portfolio invested in equity and fixed-income securi-ties will vary from time to time as the Investment Adviser evaluates such securities' relative attractiveness based on market valuations, economic growth and inflation prospects. The allocation between equity and fixed-income securities is subject to the Fund's intention to pay regular quar-terly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund's assets invested in fixed-income securities.

                                                                             5-A

Goldman Sachs
Growth and Income Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and growth of income

         Benchmark:   S&P 500 Index

  Investment Focus:   Large capitalization U.S. stocks that are believed to be
                      undervalued or undiscovered by the marketplace

  Investment Style:   Value


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and growth of income.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or divi-dend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in for-eign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities that offer the potential to further the Fund's investment objective.

6-A

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
CORE Large Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and dividend income

         Benchmark:   Russell 1000 Value Index

  Investment Focus:   Diversified portfolio of equity securities of large cap
                      U.S. issuers selling at low to modest valuations

   Investment Proc-   Value, enhanced by a proprietary quantitative model
               ess:


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity secu-rities of large cap U.S. issuers that are selling at low to modest valua-tions relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favora-ble prospects for capital appreciation and/or dividend-paying ability.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

                                                                             7-A

Goldman Sachs
CORE U.S. Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and dividend income

         Benchmark:   S&P 500 Index

  Investment Focus:   U.S. equity securities representing a variety of indus-
                      tries

  Investment Style:   Blend (Value and Growth), enhanced by a proprietary
                      quantitative model


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad repre-sentation in most major sectors of the U.S. economy and a portfolio com-prised of companies with average long-term earnings growth expectations and dividend yields.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

8-A

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
CORE Large Cap Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital; dividend income is a
                      secondary consideration

         Benchmark:   Russell 1000 Growth Index

  Investment Focus:   Large-cap, growth-oriented U.S. stocks

  Investment Style:   Growth, enhanced by a proprietary quantitative model


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Investment Adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintain-ing risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

                                                                             9-A

Goldman Sachs
CORE Small Cap Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   Russell 2000 Index

  Investment Focus:   Stocks of small capitalization U.S. companies

   Investment Proc-   Blend (Value and Growth), enhanced by a proprietary
               ess:   quantitative model


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks a portfo-lio comprised of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk charac-teristics than the Russell 2000 Index. If the issuer of a portfolio security held by the Fund is no longer included in the Russell 2000 Index, the Fund may, but is not required to, sell the security.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

10-A

Goldman Sachs
Capital Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P 500 Index

  Investment Focus:   U.S. equity securities that offer long-term capital
                      appreciation potential

   Investment Proc-   Growth
               ess:


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity secu-rities that are considered by the Investment Adviser to have long-term capi-tal appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in for-eign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

                                                                            11-A

Goldman Sachs
Strategic Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P 500 Index

  Investment Focus:   U.S. equity securities that are considered to be strate-
                      gically positioned for consistent long-term growth

   Investment Proc-   Growth
               ess:


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity secu-rities that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth. Although the Fund invests pri-marily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

12-A

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Growth Opportunities Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P 500 Index

  Investment Focus:   U.S. equity securities that offer long-term capital
                      appreciation with a primary focus on mid capitalization companies.

   Investment Proc-   Growth
               ess:


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity secu-rities that are considered by the Investment Adviser to have long-term capi-tal appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in for-eign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

                                                                            13-A

Goldman Sachs
Mid Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   Russell Midcap Value Index

  Investment Focus:   Mid-capitalization U.S. stocks that are believed
                      to be undervalued or undiscovered by the marketplace.

   Investment Proc-   Value
               ess:


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all of its assets in equity securities and at least 65% of its total assets in equity securities of mid-cap companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constitut-ing the Russell Midcap Value Index at the time of investment (currently between $400 million and $16 billion). If the capitalization of an issuer decreases below $400 million or increases above $16 billion after purchase, the Fund may, but is not required to, sell the securities. Dividend income, if any, is an incidental consideration. Although the Fund will invest pri-marily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities.

14-A

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Small Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   Russell 2000 Index

  Investment Focus:   Small-capitalization U.S. stocks that are believed to be
                      undervalued or undiscovered by the marketplace

   Investment Proc-   Value
               ess:


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. Under normal circumstances, the Fund's investment horizon for ownership of stocks will be two to three years. Dividend income, if any, is an incidental consideration. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

 The Fund invests in companies which the Investment Adviser believes are well- managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. The Fund may invest in securities of small market capitalization companies which may have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that the Investment Adviser believes have significant growth potential. The Investment Adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. Although the Fund will invest primarily in publicly traded U.S. Securities, it may invest up to 25% of its total assets in foreign securi-ties, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in companies with public stock market capitalizations in excess of $1 billion at the time of investment and in fixed-income securities.

                                                                            15-A

Goldman Sachs
Real Estate Securities Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Total return comprised of long-term growth of capital
                      and dividend income

         Benchmark:   Wilshire Real Estate Securities Index

  Investment Focus:   A substantial portion of assets will be invested in
                      REITS

   Investment Proc-   Growth at a discount
               ess:


 INVESTMENT OBJECTIVE


 The Fund seeks total return comprised of long-term growth of capital and dividend income.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all and at least 80% of its total assets in a diversified portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its assets will be invested in REITs and real estate industry companies.

 A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construc-tion, financing, management or sale of commercial, industrial or residential real estate or interests therein.

 The Fund's investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Investment Adviser focuses on companies that can achieve sustainable growth in cash flow and dividend pay-ing capability. The Investment Adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging countries and secu-rities quoted in foreign currencies.

 Other. The Fund may invest up to 20% of its total assets in fixed-income securities that offer the potential to further the Fund's investment objec-tives.

16-A

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


Risks Associated with Investing in REITs

 Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by bor-rowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.

 REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REITs investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REITs investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REITs investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

 Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be sub-ject to more abrupt or erratic price movements than larger capitalization companies. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor's Index of 500 Common Stocks. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks.

                                                                            17-A

Other Investment Practices and Securities

The table below identifies some of the investment practices and securities that may (but are not required to) be used by the Funds. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semiannual reports. For more information see Appendix A.

10Percent of total assets (italic type)
10Percent of net assets (roman type)


 . No asset limitation on
  usage; limited only by the
  objectives and strategies
  of the Fund

                                               Growth      CORE       CORE
                                    Balanced and Income Large Cap  U.S. Equity
                                      Fund      Fund    Value Fund    Fund
------------------------------------------------------------------------------
Investment Practices
Credit, currency, index, interest
 rate and mortgage swaps               .         --         --         --
Cross Hedging of Currencies            .         --         --         --
Custodial receipts                     .         .          .           .
Equity Swaps                           10        10         10         10
Foreign Currency Transactions          ./1/      .          .           .
Futures Contracts and Options on
 Futures Contracts                     .         .         ./2/         ./3/
Interest rate caps, floors and
 collars                               .         --         --         --
Loan Participations                    .         --         --         --
Mortgage Dollar Rolls                  .         --         --         --
Options on Foreign Currencies/4/       .         .          .           .
Options on Securities and
 Securities Indices/5/                 .         .          --         --
Repurchase Agreements                  .         .          .           .
Reverse Repurchase Agreements (for
 investment purposes)                  .         --         --         --
Securities Lending                   33 1/3    33 1/3     33 1/3     33 1/3
Short Sales Against the Box            25        25         --         --
Unseasoned Companies                   .         .          .           .
------------------------------------------------------------------------------

--Not permitted

  /1/The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return.
  /2/The CORE Large Cap Value and CORE Large Cap Growth Funds may enter into futures transactions only with respect to a representative index.
  /3/The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index.
  /4/May purchase and sell call and put options.
  /5/May sell covered call and put options and purchase call and put options.

18-A

                                       OTHER INVESTMENT PRACTICES AND SECURITIES





     CORE          CORE     Capital Strategic    Growth     Mid Cap Small Cap Real Estate
   Large Cap     Small Cap  Growth   Growth   Opportunities  Value    Value   Securities
  Growth Fund   Equity Fund  Fund     Fund        Fund       Fund     Fund       Fund
-----------------------------------------------------------------------------------------
      --            --        --       --          --         --       --          .
      --            --                 --          --         --       --         --
       .             .         .        .           .          .        .          .
      10            10        10       10          10         10       10         10
       .             .         .        .           .          .        .          .
       ./2/          .         .        .           .          .        .          .
      --            --        --       --          --         --       --          .
      --            --        --       --          --         --       --         --
      --            --        --       --          --         --       --          .
       .             .         .        .           .          .        .          .
      --             .         .        .           .          .        .          .
       .             .         .        .           .          .        .          .
      --            --        --       --          --         --       --         --
      33
      1/3         33 1/3    33 1/3   33 1/3      33 1/3     33 1/3   33 1/3     33 1/3
      --            --        25       --          --         25       25         25
       .             .         .        .           .          .        .          .
-----------------------------------------------------------------------------------------


                                                                            19-A

10 Percent of total assets (bold type)
10 Percent of net assets (roman type)
 . No asset limitation on
  usage limited only by the
  objectives and strategies
  of the Fund
--Not permitted

                                               Growth      CORE       CORE
                                   Balanced  and Income Large Cap  U.S. Equity
                                     Fund       Fund    Value Fund    Fund
------------------------------------------------------------------------------
Investment Securities
American, European and Global
 Depository Receipts                  .          .          ./6/        ./6/
Asset-Backed and Mortgage-Backed
 Securities                           .          .          --         --
Bank Obligations                      .          .          .           .
Convertible Securities/7/             .          .          .           .
Corporate Debt Obligations            .          .          ./8/        ./8/
Equity Securities                   45-65       65+        90+         90+
Emerging Market Securities            20         25         --         --
Fixed Income Securities/9/           25+         35         ./8/        ./8/
Foreign Securities                    20         25         .           .
Foreign Government Securities         10         --         --         --
Municipal Securities                  .          --         --         --
Non-Investment Grade Fixed Income
 Securities                           10/10/     10/11/     --         --
Real Estate Investment Trusts         .          .          .           .
Stripped Mortgage Backed
 Securities                           .          --         --         --
Structured Securities                 .          .          .           .
Temporary Defensive Investments      100        100         35         35
U.S. Government Securities            .          .          .           .
Yield Curve Options and Inverse
 Floating Rate Securities             .          --         --         --
------------------------------------------------------------------------------

  /6/The CORE Funds may not invest in European Depository Receipts. /7/Convertible securities purchased by the Balanced Fund will be rated at the time of investment B or better or, if unrated, determined to be of comparable quality by the Investment Adviser. The CORE Funds have no mini-mum rating criteria and all other Funds use the same rating criteria for convertible and non-convertible debt securities.
  /8/Cash equivalents only.
  /9/Except as noted under "Non-Investment Grade Fixed Income Securities," fixed-income securities are rated at least investment grade (i.e., BBB or higher by Standard & Poor's Rating Group ("Standard & Poor's") or Baa or higher by Moody's Investor's Service, Inc. ("Moody's").
 /10/Must be rated at least BB or B Standard & Poor's or Ba or B by Moody's. /11/May be rated BB or lower by Standard & Poor's or Ba or lower by Moody's.

20-A

                                       OTHER INVESTMENT PRACTICES AND SECURITIES



    CORE        CORE     Capital   Strategic    Growth    Mid Cap   Small Cap  Real Estate
 Large Cap    Small Cap  Growth     Growth    Opportunity  Value      Value    Securities
Growth Fund  Equity Fund  Fund       Fund        Fund      Fund       Fund        Fund
------------------------------------------------------------------------------------------
     ./6/         ./6/      .          .           .         .          .           .
     --          --         .          .           .         .          .           .
     .            .         .          .           .         .          .           .
     .            .         .          .           .         .          .           .
     ./8/         ./8/      .          .           .         .          .           .
    90+          90+       90+        90+         90+       65+        65+         80+
     --          --        10         10          10        25         25          15
     ./8/         ./8/      .         10          10        35          .          20
     .            .        10         10          10        25         25          15
     --          --        --         --          --        --         --          --
     --          --        --         --          --        --         --          --
     --          --        10/11/     10/11/      10/11/    10/12/     35/11/      20/11/
     .            .         .          .           .         .          .           .
     --          --        --         --          --        --         --           .
     .            .         .          .           .         .          .           .
     35          35        100        100         100       100        100         100
     .            .         .          .           .         .          .           .
     --          --        --         --          --        --         --           .
------------------------------------------------------------------------------------------


                                                                            21-A

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.




 . Applicable
-- Not applicable

                                            CORE                  CORE       CORE
                                 Growth     Large      CORE      Large      Small
                                  and        Cap       U.S.       Cap        Cap
Principal           Balanced     Income     Value     Equity     Growth     Equity
Investment Risks      Fund        Fund      Fund       Fund       Fund       Fund
----------------------------------------------------------------------------------
Credit/Default         .           .         --         --         --         --
Foreign                .           .         --         --         --         --
Emerging Markets       .           .         --         --         --         --
Small Cap/REIT         --          --        --         --         --         .
Stock                  .           .          .         .          .          .
Derivatives            .           .          .         .          .          .
Interest Rate          .           .         --         --         --         --
Management             .           .          .         .          .          .
Market                 .           .          .         .          .          .
Liquidity Risk         .           .          .         .          .          .
Other                  .           .          .         .          .          .
----------------------------------------------------------------------------------

22-A

                         PRINCIPAL RISKS OF THE FUNDS






                                                      Mid          Small            Real
 Capital     Strategic            Growth              Cap           Cap            Estate
 Growth       Growth           Opportunities         Value         Value         Securities
  Fund         Fund                Fund              Fund          Fund             Fund
-------------------------------------------------------------------------------------------
   --           --                  --                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   --           --                  --                 .             .               --
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   --           --                  --                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
-------------------------------------------------------------------------------------------

                                                                            23-A

All Funds:

 .Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

 .Derivatives Risk--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instru-ments, which may be leveraged.

 .Interest Rate Risk--The risk that when interest rates increase, securities held by a Fund will decline in value.

 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

 .Market Risk--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

 .Liquidity Risk--The risk that a Fund will not be able to pay redemption pro-ceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities with these investment categories, will shrink or disappear suddenly and with-out warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Specific Funds:

 .Credit/Default Risk--The risk that an issuer of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

 .Foreign Risks--The risk that when a Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability. These risks may involve the imposition of exchange controls, confiscation and other government restric-tions. A Fund will also be subject to

24-A

                                                    PRINCIPAL RISKS OF THE FUNDS

 the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging coun-tries.

 .Emerging Markets Risk--The securities markets of Asian, Latin American, East-ern European, African and other emerging countries are less liquid, are espe-cially subject to greater price volatility, have smaller market capitaliza-tions, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securi-ties markets of more developed countries. Further, investment in equity secu-rities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and cus-tody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

 .Small Cap Stock and REIT Risk--The securities of small capitalization stocks and REITs involve greater risks than those associated with larger, more estab-lished companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

More information about the Fund's portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

                                                                            25-A

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar charts and tables below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund's Institutional Shares from year to year; and (b) how the average annual returns of a Fund's Institutional Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of div-idends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund's performance would have been reduced. The CORE Large Cap Value and Real Estate Securities Funds did not commence operations until December 31, 1998 and July 27, 1998, respectively. The Strategic Growth and Growth Oppor-tunities Funds had not commenced operations as of the date of this Prospec-tus. Since these Funds have less than one calendar year's performance, no performance information is provided in this section.

                                                                FUND PERFORMANCE

Balanced Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 Fund's most
 recent calendar
 quarter ended
 March 31, 1999
 was    %.

                                            (INSERT GRAPH)

 Best Quarter
 Q '9           %

 Worst Quarter
 Q '9           %


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998    1 YEAR SINCE INCEPTION
 -----------------------------------------------------------------
  INSTITUTIONAL SHARES (INCEPTION 8/15/97)     %           %
  S&P 500 Index*                               %           %
  Lehman Brothers Aggregate Bond Index**       %           %
 -----------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.
** The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any fees or expenses.

Growth and Income Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 Fund's most
 recent calendar
 quarter ended
 March 31, 1999
 was    %.

                                            (INSERT GRAPH)

 Best Quarter
 Q '9           %

 Worst Quarter
 Q '9           %


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998   1 YEAR SINCE INCEPTION
 ----------------------------------------------------------------
  INSTITUTIONAL SHARES (INCEPTION 6/3/96)     %           %
  S&P 500 Index*                              %           %
 ----------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

CORE U.S. Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 Fund's most
 recent calendar
 quarter ended
 March 31, 1999
 was    %.

                                            (INSERT GRAPH)

 Best Quarter
 Q '9           %

 Worst Quarter
 Q '9           %


 AVERAGE ANNUAL TOTAL RETURN


                                                     3
  FOR THE PERIOD ENDED DECEMBER 31, 1998    1 YEAR YEARS SINCE INCEPTION
 -----------------------------------------------------------------------
  INSTITUTIONAL SHARES (INCEPTION 6/15/95)     %      %          %
  S&P 500 Index*                               %      %          %
 -----------------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

CORE Large Cap Growth Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 Fund's most
 recent calendar
 quarter ended
 March 31, 1999
 was    %.

                                            (INSERT GRAPH)

 Best Quarter
 Q '9           %

 Worst Quarter
 Q '9           %


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998   1 YEAR SINCE INCEPTION
 ----------------------------------------------------------------
  INSTITUTIONAL SHARES (INCEPTION 5/1/97)     %           %
  Russell 1000 Growth Index*                  %           %
 ----------------------------------------------------------------

 * The Russell 1000 Growth Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

CORE Small Cap Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 Fund's most
 recent calendar
 quarter ended
 March 31, 1999
 was    %.

                                            (INSERT GRAPH)

 Best Quarter
 Q '9           %

 Worst Quarter
 Q '9           %


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998    1 YEAR SINCE INCEPTION
 -----------------------------------------------------------------
  INSTITUTIONAL SHARES (INCEPTION 8/15/97)     %           %
  Russell 2000 Index*                          %           %
 -----------------------------------------------------------------

 * The Russell 2000 Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Capital Growth Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 Fund's most
 recent calendar
 quarter ended
 March 31, 1999
 was    %.

                                            (INSERT GRAPH)

 Best Quarter
 Q '9           %

 Worst Quarter
 Q '9           %


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998    1 YEAR SINCE INCEPTION
 -----------------------------------------------------------------
  INSTITUTIONAL SHARES (INCEPTION 8/15/97)     %           %
  S&P 500 Index*                               %           %
 -----------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Mid Cap Value Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 Fund's most
 recent calendar
 quarter ended
 March 31, 1999
 was    %.

                                            (INSERT GRAPH)

 Best Quarter
 Q '9           %

 Worst Quarter
 Q '9           %


 AVERAGE ANNUAL TOTAL RETURN


                                                    3
  FOR THE PERIOD ENDED DECEMBER 31, 1998   1 YEAR YEARS SINCE INCEPTION
 ----------------------------------------------------------------------
  INSTITUTIONAL SHARES (INCEPTION 8/1/95)     %      %          %
  Russell Midcap Value Index*                 %      %          %
  Russell Midcap Index*                       %      %          %
 ----------------------------------------------------------------------

 * The Russell Midcap Value and the Russell Midcap indices are unmanaged indi-ces of common stock prices. The figures for the indices do not reflect any fees or expenses.

Small Cap Value Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Institutional
 Shares for the
 Fund's most
 recent calendar
 quarter ended
 March 31, 1999
 was    %.

                                            (INSERT GRAPH)

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998    1 YEAR SINCE INCEPTION
 -----------------------------------------------------------------
  INSTITUTIONAL SHARES (INCEPTION 8/15/97)     %           %
  Russell 2000 Value Index *                   %           %
  Russell 2000 Index *                         %           %
 -----------------------------------------------------------------

 * The Russell 2000 Value and the Russell 2000 indices are an unmanaged indi-ces of common stock prices. The figures for these indices do not reflect any fees or expenses.

                      [This page intentionally left blank]

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.


                                                           CORE
                                              GROWTH AND LARGE CAP    CORE
                                     BALANCED   INCOME     VALUE   U.S. EQUITY
                                       FUND      FUND      FUND       FUND
------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR
 INVESTMENT):
Maximum Sales Charge (Load) Imposed
 on Purchases                          None      None       None       None
Maximum Sales Charge (Load) Imposed
 on Reinvested Dividends               None      None       None       None
Redemption Fees                        None      None       None       None
Exchange Fees                          None      None       None       None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
 FUND ASSETS):/1/
Management Fees/2/                    0.65%     0.70%      0.60%      0.75%
Distribution and Service Fees          None      None       None       None
Other Expenses/3/                     0.28%     0.12%      0.56%      0.12%
------------------------------------------------------------------------------
Total Fund Operating Expenses*        0.93%     0.82%      1.16%      0.87%
------------------------------------------------------------------------------

See page 14 for all other footnotes.

  * As a result of current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                            CORE
                                               GROWTH AND LARGE CAP    CORE
                                      BALANCED   INCOME     VALUE   U.S. EQUITY
                                        FUND      FUND      FUND       FUND
-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
 FUND ASSETS):/1/
Management Fees/2/                     0.65%     0.70%      0.60%      0.70%
Distribution and Services Fees          None      None       None       None
Other Expenses/3/                      0.05%     0.09%      0.04%      0.04%
-------------------------------------------------------------------------------
Total Fund Operating Expenses (after
 current waivers and expense
 limitations)*                         0.70%     0.79%      0.64%      0.74%
-------------------------------------------------------------------------------

Fund Fees and Expenses (Institutional Shares)



    CORE        CORE
  LARGE CAP   SMALL CAP CAPITAL STRATEGIC    GROWTH     MID CAP SMALL CAP REAL ESTATE
   GROWTH      EQUITY   GROWTH   GROWTH   OPPORTUNITIES  VALUE    VALUE   SECURITIES
    FUND        FUND     FUND     FUND        FUND       FUND     FUND       FUND
-------------------------------------------------------------------------------------
     None        None     None     None        None       None     None       None
     None        None     None     None        None       None     None       None
     None        None     None     None        None       None     None       None
     None        None     None     None        None       None     None       None
    0.75%       0.85%    1.00%    0.80%       0.85%      0.75%    1.00%      1.00%
     None        None     None     None        None       None     None       None
    0.22%       0.48%    0.10%     -- %        -- %      0.16%    0.13%      0.58%
-------------------------------------------------------------------------------------
    0.97%       1.33%    1.10%     -- %        -- %      0.91%    1.13%      1.58%
-------------------------------------------------------------------------------------


    CORE        CORE
  LARGE CAP   SMALL CAP CAPITAL STRATEGIC    GROWTH     MID CAP SMALL CAP REAL ESTATE
   GROWTH      EQUITY   GROWTH   GROWTH   OPPORTUNITIES  VALUE    VALUE   SECURITIES
    FUND        FUND     FUND     FUND        FUND       FUND     FUND       FUND
-------------------------------------------------------------------------------------
    0.60%       0.85%    1.00%    0.80%       0.85%      0.75%    1.00%      1.00%
     None        None     None     None        None       None     None       None
    0.04%       0.08%    0.04%        %           %      0.14%    0.10%      0.04%
-------------------------------------------------------------------------------------
    0.64%       0.93%    1.04%        %           %      0.89%    1.10%      1.04%
-------------------------------------------------------------------------------------

/1/The Funds' annual operating expenses have been restated to reflect current fees, except for the CORE Large Cap Value, Strategic Growth and Growth Opportu-nities Funds whose expenses are estimated for the current fiscal year.
/2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the CORE U.S. Equity Fund and the CORE Large Cap Growth Fund equal to 0.05% and 0.15%, respectively. AS A RESULT OF FEE WAIVERS, THE CURRENT MANAGEMENT FEES OF THE CORE U.S. EQUITY FUND AND CORE LARGE CAP GROWTH FUND ARE 0.70% AND 0.60%, RESPECTIVELY, OF SUCH FUNDS' AVERAGE DAILY NET ASSETS. THE WAIVERS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER. /3/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses"(excluding management fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund's average daily net assets:

                     OTHER
  FUND              EXPENSES
 ---------------------------
  Balanced           0.01%
  Growth and
    Income           0.05%
  CORE Large Cap
    Value            0.00%
  CORE U.S. Equity   0.00%
  CORE Large Cap
    Growth           0.00%
  CORE Small Cap
    Equity           0.04%
  Capital Growth     0.00%
  Strategic Growth   0.00%
  Growth
    Opportunities    0.00%
  Mid Cap Value      0.10%
  Small Cap Value    0.06%
  Real Estate
    Securities       0.00%

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institu-tional Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


FUND                    1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------
BALANCED                 $       $       $       $
-------------------------------------------------------
GROWTH AND INCOME        $       $       $       $
-------------------------------------------------------
CORE LARGE CAP VALUE     $       $       N/A     N/A
-------------------------------------------------------
CORE U.S. EQUITY         $       $       $       $
-------------------------------------------------------
CORE LARGE CAP GROWTH    $       $       $       $
-------------------------------------------------------
CORE SMALL CAP EQUITY    $       $       $       $
-------------------------------------------------------
CAPITAL GROWTH           $       $       $       $
-------------------------------------------------------
STRATEGIC GROWTH         $       $       N/A     N/A
-------------------------------------------------------
GROWTH OPPORTUNITIES     $       $       N/A     N/A
-------------------------------------------------------
MID CAP VALUE            $       $       $       $
-------------------------------------------------------
SMALL CAP VALUE          $       $       $       $
-------------------------------------------------------
REAL ESTATE SECURITIES   $       $       N/A     N/A
-------------------------------------------------------

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regard-ing such charges. Such fees, if any, may affect the return customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares on behalf of their customers may receive other compensation in connection with the sale and dis-tribution of such shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Share-holder Guide" in the Prospectus and in the Statement of Additional Information ("Additional Statement").

Service Providers

 INVESTMENT ADVISERS



  Investment Adviser                             Fund
 ----------------------------------------------------------------------
  Goldman Sachs Asset Management ("GSAM")        Balanced
   One New York Plaza                            Growth and Income
   New York, New York 10004                      CORE Large Cap Value
                                                 CORE Large Cap Growth
                                                 CORE Small Cap Equity
                                                 Strategic Growth
                                                 Growth Opportunities
                                                 Mid Cap Value
                                                 Small Cap Value
                                                 Real Estate Securities
 ----------------------------------------------------------------------
  Goldman Sachs Funds Management, L.P. ("GSFM")  CORE U.S. Equity
   One New York Plaza                            Capital Growth
   New York, New York 10004
 ----------------------------------------------------------------------

 GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. As of December 31, 1998, GSAM and GSFM, together with their affili-ates, acted as investment adviser or distributor for assets in excess of $195 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds

                                                                             1-B

 .Provides personnel to perform necessary executive, administrative and cler-
  ical services to the Funds
 .Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                           For the Fiscal Year or Period
  Fund                    Contractual Rate Ended January 31, 1999
 -----------------------------------------------------------------------
  GSAM:
 -----------------------------------------------------------------------
  Balanced                      0.65%                     %
 -----------------------------------------------------------------------
  Growth and Income             0.70%                     %
 -----------------------------------------------------------------------
  CORE Large Cap Value          0.60%                   N/A
 -----------------------------------------------------------------------
  CORE Large Cap Growth         0.75%                     %
 -----------------------------------------------------------------------
  CORE Small Cap Equity         0.85%                     %
 -----------------------------------------------------------------------
  Strategic Growth              0.80%                   N/A
 -----------------------------------------------------------------------
  Growth Opportunities          0.85%                   N/A
 -----------------------------------------------------------------------
  Mid Cap Value                 0.75%                     %
 -----------------------------------------------------------------------
  Small Cap Value               1.00%                     %
 -----------------------------------------------------------------------
  Real Estate Securities        1.00%                     %
 -----------------------------------------------------------------------
  GSFM:
 -----------------------------------------------------------------------
  CORE U.S. Equity              0.70%                     %
 -----------------------------------------------------------------------
  Capital Growth                1.00%                     %
 -----------------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

2-B

                                                               SERVICE PROVIDERS


 FUND MANAGERS


M. Roch Hillenbrand, a Managing Director of Goldman, Sachs & Co., is the Head of Global Equities for Goldman Sachs Asset Management, overseeing U.S., Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Roch is also President of Commodities Corporation LLC, of which Goldman, Sachs & Co. is the parent company. Over the course of his 18-year career at Commodities Corporation, Roch has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

 Value Team
 .Thirteen portfolio managers/analysts compose the Investment Adviser's value investment team
 .Multi-sector focus provides a balanced perspective
 .Across all value products, the Investment Adviser leverages the industry research expertise of its small, mid and large cap investment teams

 Value Team

                                   Years
                  Fund             Primarily
 Name and Title   Responsibility   Responsible Five Year Employment History
-------------------------------------------------------------------------------
 Eileen A.        Portfolio           Since    Ms. Aptman joined the
 Aptman           Manager--           1996     Investment Adviser in 1993.
 Vice President   Mid Cap Value       1997
                  Small Cap Value
-------------------------------------------------------------------------------
 Paul D. Farrell  Senior Portfolio    Since    Mr. Farrell joined the
 Managing         Manager-- Small     1992     Investment Adviser in 1991. In
 Director         Cap Value           1998     1998, he became responsible for
                  Mid Cap Value       1999     managing the Investment
                  Growth and          1999     Adviser's Value team.
                  Income
                  Balanced
                  (Equity)
-------------------------------------------------------------------------------
 Matthew B.       Portfolio           Since    Mr. McLennan joined the
 McLennan         Manager--           1996     Investment Adviser in 1995.
 Vice President   Small Cap Value     1998     From 1994 to 1995, he
                  Mid Cap Value                worked in the Investment Banking
                                               Division of Goldman Sachs
                                               in Australia. From 1991 to 1994,
                                               Mr. McLennan worked at
                                               Queensland Investment
                                               Corporation in Australia.
-------------------------------------------------------------------------------
 Karma Wilson     Portfolio           Since    Ms. Wilson joined the
 Vice President   Manager--           1998     Investment Adviser in 1994.
                  Balanced            1998     Prior to 1994, she was an
                  (Equity)            1998     investment analyst with
                  Growth and                   Bankers Trust Australia Ltd.
                  Income
                  Mid Cap Value
-------------------------------------------------------------------------------

                                                                             3-B

 Quantitative Equity Team
 .A stable and growing team supported by an extensive internal staff .Access to the research ideas of Goldman Sachs' renowned Global Investment
  Research Department
 .More than $19 billion in equities currently under management

 Quantitative Equity Team

                                      Years
                                      Primarily
 Name and Title   Fund Responsibility Responsible Five Year Employment History
---------------------------------------------------------------------------------
 Melissa Brown     Portfolio             Since    Ms. Brown joined the
 Vice President    Manager--             1998     Investment Adviser in 1998.
                   CORE Large Cap        1998     From 1984 to 1998, she was the
                   Value                 1998     director of Quantitative Equity
                   CORE U.S. Equity      1998     Research and served on the
                   CORE Large Cap                 Investment Policy Committee at
                   Growth                         Prudential Securities.
                   CORE Small Cap
                   Equity
---------------------------------------------------------------------------------
 Kent A. Clark     Senior Portfolio      Since    Mr. Clark joined the
 Managing          Manager--CORE         1996     Investment Adviser in 1992.
 Director          U.S. Equity           1997
                   CORE Large Cap        1997
                   Growth                1998
                   CORE Small Cap
                   Equity
                   CORE Large Cap
                   Value
---------------------------------------------------------------------------------
 Robert C. Jones   Senior Portfolio      Since    Mr. Jones joined the
 Managing          Manager--CORE         1991     Investment Adviser in 1989.
 Director          U.S. Equity           1997
                   CORE Large Cap        1997
                   Growth                1998
                   CORE Small Cap
                   Equity
                   CORE Large Cap
                   Value
---------------------------------------------------------------------------------
 Victor H.         Senior Portfolio      Since    Mr. Pinter joined the
 Pinter            Manager--CORE         1996     Investment Adviser in 1990.
 Vice President    U.S. Equity           1997
                   CORE Large Cap        1997
                   Growth                1998
                   CORE Small Cap
                   Equity
                   CORE Large Cap
                   Value
---------------------------------------------------------------------------------

 Growth Equity Investment Team
 .17 year consistent investment style applied through diverse and complete market cycles
 .More than $8 billion in equities currently under management
 .More than 150 client account relationships
 .A portfolio management and analytical team with more than 130 years com-bined investment experience

4-B

                                                               SERVICE PROVIDERS

 Growth Equity Investment Team

                                                  Years
                                                  Primarily
 Name and Title   Fund Responsibility             Responsible Five Year Employment History
------------------------------------------------------------------------------------------
 George D. Adler       Portfolio Manager--           Since      Mr. Adler joined the
 Vice President        Balanced (Equity)             1997       Investment Adviser in
                       Capital Growth                1997       1997.
                       Strategic Growth              1999       From 1990 to 1997, he
                       Growth Opportunities          1999       was
                                                                a portfolio manager at
                                                                Liberty
                                                                Investment Management,
                                                                Inc. ("Liberty").
------------------------------------------------------------------------------------------
 Robert G.             Senior Portfolio Manager--    Since      Mr. Collins joined the
 Collins               Capital Growth                1997       Investment Adviser in
 Vice President        Balanced (Equity)             1998       1997.
                       Strategic Growth              1999       From 1991 to 1997, he
                       Growth Opportunities          1999       was
                                                                a portfolio manager at
                                                                Liberty.
                                                                His past experiences
                                                                include work as a
                                                                special situations
                                                                analyst with
                                                                Raymond James &
                                                                Associates for
                                                                five years.
------------------------------------------------------------------------------------------
 Herbert E.            Senior Portfolio Manager--    Since      Mr. Ehlers joined the
 Ehlers                Capital Growth                1997       Investment Adviser in
 Managing              Balanced (Equity)             1998       1997.
 Director              Strategic Growth              1999       From 1994 to 1997, he
                       Growth Opportunities          1999       was
                                                                the Chief Investment
                                                                Officer
                                                                and Chairman of Liberty.
                                                                He
                                                                was a portfolio manager
                                                                and
                                                                President at Liberty's
                                                                predecessor firm, Eagle
                                                                Asset Management
                                                                ("Eagle"), from 1984 to
                                                                1994.
------------------------------------------------------------------------------------------
 Gregory H.            Senior Portfolio Manager--    Since      Mr. Ekizian joined the
 Ekizian               Capital Growth                1997       Investment Adviser in
 Vice President        Balanced (Equity)             1998       1997.
                       Strategic Growth              1999       from 1990 to 1997, he
                       Growth Opportunities          1999       was a
                                                                portfolio manager at
                                                                Liberty and its
                                                                predecessor firm, Eagle.
------------------------------------------------------------------------------------------
 David G. Shell        Portfolio Manager--           Since      Mr. Shell joined the
 Vice President        Capital Growth                1997       Investment Adviser in
                       Balanced (Equity)             1998       1997.
                       Strategic Growth              1999       From 1987 to 1997, he
                       Growth Opportunities          1999       was a
                                                                portfolio manager at
                                                                Liberty
                                                                and its predecessor
                                                                firm, Eagle.
------------------------------------------------------------------------------------------
 Ernest C.             Portfolio Manager--           Since      Mr. Segundo joined the
 Segundo, Jr.          Capital Growth                1997       Investment Adviser in
 Vice President        Balanced (Equity)             1998       1997.
                       Strategic Growth              1999       From 1992 to 1997, he
                       Growth Opportunities          1999       was a
                                                                portfolio manager at
                                                                Liberty.
------------------------------------------------------------------------------------------

                                                                             5-B

 Fixed-Income Portfolio Management Team
 .Fixed-income portfolio management is comprised of a deep team of sector specialists.
 .The team strives to maximize the risk-adjusted returns by de-emphasizing interest and anticipation and focusing on security selection and sector allocation
 .The team manages approximately $40 billion in fixed-income assets for retail, institutional and high net worth clients.

                                      Years
                                      Primarily
 Name and Title   Fund Responsibility Responsible Five Year Employment History
--------------------------------------------------------------------------------
 Jonathan A.      Senior Portfolio       Since    Mr. Beinner joined the
 Beinner          Manager --             1994     Investment Adviser in 1990.
 Managing         Balanced (Fixed-
 Director and     Income)
 Co-Head U.S.
 Fixed Income
--------------------------------------------------------------------------------
 Richard C. Lucy  Senior Portfolio       Since    Mr. Lucy joined the Investment
 Managing         Manager --             1994     Adviser in 1992.
 Director and     Balanced (Fixed-
 Co-Head U.S.     Income)
 Fixed Income
--------------------------------------------------------------------------------

6-B

                                                               SERVICE PROVIDERS

 Real Estate Securities Team

The Real Estate Securities portfolio management team includes individuals with backgrounds in:
 .fundamental real estate acquisition, development and operations
 .real estate capital markets
 .mergers and acquisitions
 .asset management

                                                  Years
                                                  Primarily
 Name and Title   Fund Responsibility             Responsible Five Year Employment History
------------------------------------------------------------------------------------------
 Herbert E.            Senior Portfolio Manager--    Since      Mr. Ehlers joined the
 Ehlers                Real Estate Securities        1998       Investment Adviser in
 Managing                                                       1997.
 Director                                                       From 1994 to 1997, he
                                                                was
                                                                the Chief Investment
                                                                Officer
                                                                and Chairman of Liberty.
                                                                He
                                                                was a portfolio manager
                                                                and
                                                                President at Liberty's
                                                                predecessor firm, Eagle
                                                                Asset Management
                                                                ("Eagle"), from 1984 to
                                                                1994.
------------------------------------------------------------------------------------------
 Elizabeth             Portfolio Manager--           Since      Ms. Groves joined the
 Groves                Real Estate Securities        1998       Investment Adviser in
 Vice President                                                 1998. Her previous
                                                                experience includes 12
                                                                years in the real estate
                                                                and real estate finance
                                                                business. From 1991 to
                                                                1997, she worked in the
                                                                Real Estate Department
                                                                of the Investment
                                                                Banking Division of
                                                                Goldman Sachs, where she
                                                                was responsible for both
                                                                public and private
                                                                capital market
                                                                transactions.
------------------------------------------------------------------------------------------
 Mark Howard-          Portfolio Manager--           Since      Mr. Howard-Johnson
 Johnson               Real Estate Securities        1998       joined the Investment
 Vice President                                                 Adviser in 1998. His
                                                                previous experience
                                                                includes 15 years in the
                                                                real estate finance
                                                                business. From 1996 to
                                                                1998, he was the senior
                                                                equity analyst for
                                                                Boston Financial,
                                                                responsible for the
                                                                Pioneer Real Estate
                                                                Shares Fund. Prior to
                                                                joining Boston
                                                                Financial, from 1994 to
                                                                1996, Mr. Howard-Johnson
                                                                was a real estate
                                                                securities analyst for
                                                                The Penobscot Group,
                                                                Inc., one of only two
                                                                independent research
                                                                firms in the public real
                                                                estate securities
                                                                business. For five years
                                                                prior to this, he held
                                                                senior management
                                                                positions within various
                                                                real estate divisions of
                                                                the Fleet Financial
                                                                Group.
------------------------------------------------------------------------------------------

                                                                             7-B

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as the Funds' transfer agent (the "Transfer Agent") and as such, performs various share-holder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regula-tory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," which may lead to computer shutdowns or errors (com-

8-B

                                                               SERVICE PROVIDERS

 monly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this prob-lem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 .In addition, Investment Adviser has undertaken measures to ensure that it appropriately takes into account available information concerning the Year 2000 preparedness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Investment Adviser believes to be reliable, including the issuers' public regulatory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.


                                                                             9-B

Dividends

Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund. Spe-cial restrictions may apply for exchanges in certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

                        Investment       Capital Gains
Fund                    Income Dividends Distributions
------------------------------------------------------
Balanced                   Quarterly       Annually
------------------------------------------------------
Growth and Income          Quarterly       Annually
------------------------------------------------------
CORE Large Cap Value       Quarterly       Annually
------------------------------------------------------
CORE U.S. Equity            Annually       Annually
------------------------------------------------------
CORE Large Cap Growth       Annually       Annually
------------------------------------------------------
CORE Small Cap Equity       Annually       Annually
------------------------------------------------------
Capital Growth              Annually       Annually
------------------------------------------------------
Strategic Growth            Annually       Annually
------------------------------------------------------
Growth Opportunities        Annually       Annually
------------------------------------------------------
Mid Cap Value               Annually       Annually
------------------------------------------------------
Small Cap Value             Annually       Annually
------------------------------------------------------
Real Estate Securities     Quarterly       Annually
------------------------------------------------------

10-B

From time to time a portion of a Fund's dividends may constitute a return of capital.

 At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, sub-sequent distributions on such shares from such income or realized apprecia-tion may be taxable to the investor even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

                                                                            11-B

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Institutional Shares.

 HOW TO BUY SHARES


 How Can I Purchase Institutional Shares Of The Funds?

 You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:

 . Wire federal funds to State Street Bank and Trust Company ("State Street") (each Fund's custodian) on the next business day; or

 .  Initiate an Automated Clearing House Network ("ACH") transfer; or

 . Send a check or Federal Reserve draft payable to Goldman Sachs Funds--(Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. Goldman Sachs Trust (the "Trust") will not accept a check drawn on a foreign bank or a third-party check.

 In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application attached to this Prospectus. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

 How Do I Purchase Shares Through a Financial Institution?

 Certain institutions (including banks, trust companies, brokers and invest-ment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, pur-chase, redemption and exchange orders placed by or on behalf of their cus-tomers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

 . A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a busi-ness day, and the order will be priced at the Fund's NAV next determined after such acceptance.

 . Authorized institutions and intermediaries will be responsible for trans-mitting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust.

                                                                             1-G

 These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Fund's Institutional Shares. These payments may be in addition to other payments borne by the Funds.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regulations, the Investment Adviser, Distributor and/or their affiliates may also con-tribute to various cash and non-cash incentive arrangements to promote the sale of shares. This additional compensation can vary among such institu-tions depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the particular program involved, or the amount of reimbursable expenses. Additional compen-sation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

2-G

                                                               SHAREHOLDER GUIDE


 What is My Minimum Investment in the Funds?


  Type of Investor                             Minimum Investment
 -------------------------------------------------------------------------------
  . Banks, trust companies or    $1,000,000 in Institutional Shares of a Fund
  other depository institutions  alone or in combination with other assets
  investing for their own        under the management of GSAM and its affiliates
  account or on behalf of
  clients

  . Pension and profit sharing
  plans, pension funds and
  other company-sponsored
  benefit plans

  . State, county, city or any
  instrumentality, department,
  authority or agency thereof

  . Corporations with at least
  $100 million in assets or in
  outstanding publicly traded
  securities

  . "Wrap" account sponsors
  (provided they have an
  agreement covering the
  arrangement with GSAM)

  . Registered investment
  advisers investing for
  accounts for which they
  receive asset-based fees
 -------------------------------------------------------------------------------
  . Individual investors         $10,000,000

  . Qualified non-profit
  organizations, charitable
  trusts, foundations and
  endowments

  . Accounts over which GSAM or
  its advisory affiliates have
  investment discretion
 -------------------------------------------------------------------------------

 The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 . Modify or waive the minimum investment amounts.
 . Reject or restrict any purchase or exchange orders by a particular pur-chaser
   (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subse-quent abrupt redemption might be, of a size that would disrupt the manage-ment of a Fund.

                                                                             3-G

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Institutional Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

               (Value of Assets of the Class)
                - (Liabilities of the Class)
     NAV = -----------------------------------------
           Number of Outstanding Shares of the Class


 The Funds' investments are valued based on market quotations or if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.

 . NAV per share of each class is calculated by State Street each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.

 . When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.

 . When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discre-tion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

4-G

                                                               SHAREHOLDER GUIDE


 HOW TO SELL SHARES


 How Can I Sell Institutional Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institu-tional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemp-tion proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.


  Instructions For Redemptions:
 ------------------------------------------------------------------------
  By Writing:      . Write a letter of instruction that includes:
                     . Your name(s) and signature(s)
                     . Your account number
                     . The Fund name and Class of Shares
                     . The dollar amount you want to sell
                     . How and where to send the proceeds
                   . Obtain a signature guarantee
                     . Mail your request to:
                       Goldman Sachs Funds
                       4900 Sears Tower--60th Floor
                       Chicago, IL 60606-6372
                   . You may request that redemption proceeds be
                     sent to you by check or by wire
 ------------------------------------------------------------------------
  By Telephone:      If you have not declined the telephone
                     redemption privileges on your Account Application:
                   . Call 1-800-621-2550 (8:00 a.m. to 4:00 p.m.
                     New York time)
 ------------------------------------------------------------------------

 Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under "How Do I Purchase Shares Through A Financial Institution?"

 What Is A Signature Guarantee?
 A signature guarantee is designed to protect you, the Funds and Goldman Sachs from fraud. You may obtain a signature guarantee from a bank, securi-ties broker or dealer, credit union having the authority to issue signature guarantees, savings and loan association, building and loan association, cooperative bank, federal savings bank or association, national securities exchange, registered securities association or clearing agency, provided that such institution satisfies the standards established by Goldman Sachs.

                                                                             5-G

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

 . All telephone requests are recorded.
 . Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request will be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 . The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 . Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request, unless you are selling shares you recently paid for by check. In that case, the Funds will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 . To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the account application to the Transfer Agent.
 . Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.
 . If the redeemed shares were recently paid for by check, the Funds will pay the redemption proceeds when the check has cleared, which may take up to 15 days.


6-G

                                                               SHAREHOLDER GUIDE

 By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemp-tion request, unless you are selling shares you recently paid for by check. In that case, the Funds will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 . Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 . Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

 The Trust reserves the right to:
 . Redeem your shares if your account balance falls below $50 as a result of earlier redemptions. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days' prior writ-ten notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 . Redeem your shares in other circumstances determined by the Board of Trust-
   ees to be in the best interest of the Trust.
 . Pay redemptions by a distribution in-kind of securities (instead of cash).
   If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange Institutional Shares of a Fund at NAV for Institutional Shares of any other Goldman Sachs Fund. The exchange privilege may be mate-rially modified or withdrawn at any time upon 60 days' written notice to you.

                                                                             7-G

  Instructions For Exchanging Shares:
 -----------------------------------------------------------------------
  By Writing:      . Write a letter of instruction that includes:
                     . The recordholder name(s) and signature(s)
                     . The account number
                     . The Fund name and Class of Shares
                     . The dollar amount to be exchanged
                   . Mail the request to:
                     Goldman Sachs Funds
                     Name of Fund and Class of Shares
                     4900 Sears Tower--60th Floor
                     Chicago, IL 60606-6372
 -----------------------------------------------------------------------
  By Telephone:    If you have not declined the telephone redemption
                   privileges on your Account Application:
                   . 1-800-621-2550 (8:00a.m. to 4:00 p.m.
                     New York time)
 -----------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 . You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 . All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
 . Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 . Exchanges are available only in states where exchanges may be legally made. . It may be difficult to make telephone exchanges in times of drastic eco-
   nomic or market conditions.
 . Goldman Sachs may use reasonable procedures described under "What Do I Need
   To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.


8-G

                                                               SHAREHOLDER GUIDE

 What Types of Reports Will I Be Sent Regarding Investments in Institutional Shares?
 You will receive an annual report containing audited financial statements and a semiannual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. A year-to-date statement for your account will be pro-vided upon request made to Goldman Sachs. The Funds do not generally provide sub-accounting services.

                                                                             9-G

Taxation

 TAXABILITY OF DISTRIBUTIONS


 Fund distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) to the extent they are attributable to the Fund's net investment income, certain net realized foreign exchange gains and net short-term capital gains. They are taxable as long-term capital gains to the extent they are attributable to the Fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest in additional shares or take the distribution as cash. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior Decem-ber 31. The tax status and amounts of the dividends and distributions for each calendar year will be detailed in your annual tax statement from the Fund.

 At any time, a portion of a Fund's NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on a Fund's shares may be taxable to you, even if the NAV of your shares is, as a result, reduced below the cost of those shares and the distributions represent a return of your purchase price.

 A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

 Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income. Under certain circum-stances, the Funds may make an election to treat a proportionate amount of such taxes as constituting a distribution to you, which would allow you either (1) to credit such proportionate amount of taxes against your U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

                                                                             1-D

 TAXABILITY OF SALES AND EXCHANGES


 Any sale or exchange of Fund shares may generate a tax liability (unless your investment is in an IRA or other tax-advantaged account). Depending upon the purchase or sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

 You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods that you hold shares.) Any loss rec-ognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

 There are certain tax requirements that all Funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instru-ments.

 In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from a Fund or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

2-D

APPENDIX A

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, SECURITIES AND TECHNIQUES

 A. General Portfolio Risks.


 The Funds will be subject to the risks associated with equity securities. "Equity securities" include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock pur-chase rights. In general, stock values fluctuate in response to the activi-ties of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cycli-cal, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income investments. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Con-versely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and a Fund will not recover its invest-ment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (exten-sion risk). In general, if interest rates on new mortgage loans fall suffi-ciently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

 The Funds are subject to certain fundamental investment restrictions that are described in the Additional Statement. Fundamental investment restric-tions of a Fund cannot be changed without approval of a majority of the out-standing shares of that Fund as defined in the Additional Statement. Each Fund's investment objectives

                                                                             3-D
 and all policies not specifically designated as fundamental are non-funda-mental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. See "Financial High-lights" in Appendix B for a statement of the Funds' historical portfolio turnover rates.

 B. Other Portfolio Risks.


 Risks of Investing in Small Capitalization Companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfo-lio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain peri-ods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of average economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitaliza-tion companies and REITs may be more difficult to price precisely the other types of securities because of their characteristics and lower trading vol-umes.

 Risks of Foreign Investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securi-ties of U.S. issuers. Foreign investments may be affected by changes in cur-rency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S.

4-D

                                                                      Appendix A

 dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such divi-dends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union ("EU") pre-sents unique uncertainties, including the legal treatment of certain out-standing financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries in the European Union such as the United Kingdom and Den-mark, into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Funds.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

                                                                             5-D

 Concentration of a Fund's assets in one of a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the gov-ernmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel pay-ment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. Funds that invest in securities of issuers in emerging countries will be subject to heightened risks. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respec-tive clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limi-tations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such

6-D

                                                                      Appendix A

 countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. A Fund's investment in emerging coun-tries may also be subject to withholding or other taxes, which may be sig-nificant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its

                                                                             7-D
 portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.
 The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries, thus subjecting the Fund to a greater risk of loss if a securities firm defaults in the performance of its responsibili-ties.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of particular investment, or investment generally, in such coun-tries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor per-ceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price pre-cisely because of their characteristics and lower trading volumes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Derivative Investments. A Fund's transactions, if any, in options, futures, options on futures, swaps, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments or, the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in secu-rities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return) which is considered a speculative practice and pre-sents even greater risk of loss.

8-D

                                                                      Appendix A


 Risk of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

 .Both domestic and foreign securities that are not readily marketable .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

 Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. Government (and its agen-cies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

                                                                             9-D

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

 .U.S. Government securities
 .Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's .Certificates of deposit
 .Bankers' acceptances
 .Repurchase agreements
 .Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

 C. Portfolio Securities and Techniques.


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 Convertible Securities

 Convertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Con-vertible securities have both equity and fixed-income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convert-

10-D

                                                                      Appendix A

 ible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Foreign Currency Transactions

 A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific cur-rency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.


 Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of cor-relation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgement of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date.

 Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 Structured Securities

 Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or

                                                                            11-D
 other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or neg-atively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at matu-rity. In addition, changes in the interest rates or the value of the secu-rity at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securi-ties.

 Structured securities include, but are not limited to, inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the vola-tility of its market value.

 REITs

 REITS are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mort-gage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possi-ble declines in the value of real estate, general and local economic condi-tions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including man-agement fees, paid by a REIT in which it invests.

 Options on Securities, Securities Indices and Foreign Currencies

 A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instru-ment during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obliga-tion to sell, the underlying instrument

12-D

                                                                      Appendix A

 during the option period. Certain Funds may write (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index comprised of securities in which they may invest. A Fund that invests in foreign securities may also purchase and sell (write) put and call options on foreign currencies.


 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater liquidity and credit risks.

 Futures Contracts and Options on Futures Contracts

 Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various secu-rities (such as U.S. Government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

 A Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return; or to hedge against changes in interest rates, securities prices or currency exchange rates, or to the extent applicable, otherwise manage its term structure and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transac-tions with respect to any such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent per-

                                                                            13-D
 mitted by such regulations. A Fund may not purchase or sell futures con-tracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the mar-ket value of the Fund's net assets.

 Futures contracts and related options present the following risks:

 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 Equity Swaps

 Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common

14-D

                                                                      Appendix A

 stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments

 When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is con-sidered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the sold secu-rities may increase before the settlement date. Although a Fund will gener-ally purchase securities on a whenissued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments before settlement whenever the Investment Adviser deems it appropriate.

 Lending of Portfolio Securities

 Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. Government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or possible loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 Short Sales Against-the-Box

 Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

                                                                            15-D

 Preferred Stock, Warrants and Rights

 Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default of other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the war-rant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Standard & Poor's Depository Receipts

 The Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transac-tion costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

16-D

 MORTGAGE DOLLAR ROLLS


 Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between (a) the price received for the securi-ties sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

 Successful use of mortgage dollar rolls depends upon the Investment Advis-er's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its predictions, the Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the pur-chase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

 Mortgage-Backed Securities

 Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of "credit enhancement." However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

 Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be

                                                                             1-E
 made on a CMO class until all other classes having an earlier stated matu-rity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

 Mortgaged-Backed Securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the prin-cipal payments from a pool of mortgage loans. The market value of SMBS con-sisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than pre-vailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Mortgage-Backed Securities (including CMOs, REMICs and SMBS) are subject to both call risk and extension risk as previously described. Because of these risks, these securities can have significantly greater price and yield vola-tility than with traditional fixed-income securities.

 The value of Mortgage-Backed Securities that are structured as pass-through mortgage securities that are collateralized by ARMs are less likely to rise during periods of declining interest rates to the same extent as fixed-rate securities. This is because interest rate declines may result in accelerated prepayments of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's invest-ments in ARMs may fluctuate more substantially since these limits may pre-vent the security from fully adjusting its interest rate to the prevailing market rates.

 Asset-Backed Securities

 Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of pre-payments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-

2-E
 backed securities can be expected to accelerate. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed col-lateral may not be available to support payments on these securities.

 Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds

 These securities are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind secu-rities are securities that have interest payable by the delivery of addi-tional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

 Yield Curve Options

 Certain Funds may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options pres-ent a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 Borrowings and Reverse Repurchase Agreements

 The Funds can borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agree-ment to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agree-ments may also be entered into when the Investment Adviser expects that the interest income to be earned from the invest-

                                                                             3-E
 ment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars

 Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are simi-lar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a ref-erence pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transac-tion the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occur-rence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified curren-cies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor enti-tles the purchaser, to the extent that a specified index falls below a pre-determined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 Certain Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transac-tions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment perfor-mance of a Fund would be less favorable than it would have been if these investment techniques were not used.

4-E

Appendix C
Prior Performance of Similarly Advised Accounts of the Investment Adviser

 CORE LARGE CAP VALUE FUND


                   CORE LARGE
                   CAP VALUE  RUSSELL 1000
                   COMPOSITE  VALUE INDEX
------------------------------------------
  1998                   %           %
  1997                   %           %
  1996                   %           %
  1995                   %           %
  1994                   %           %
  1993                   %           %
  8/1/92-12/31/92        %           %
------------------------------------------

                                                AVERAGE ANNUAL
                                                 TOTAL RETURN
                                   ONE YEAR   3 YEARS    5 YEARS     SINCE
                                    ENDED      ENDED      ENDED    INCEPTION
                                  12/31/1998 12/31/1998 12/31/1998 (8/1/1992)
-----------------------------------------------------------------------------
  CORE Large Cap Value Composite        %          %          %          %
  Russell 1000 Value Index              %          %          %          %
-----------------------------------------------------------------------------

 The preceding table sets forth the Investment Adviser's composite perfor-mance data relating to the historical performance of all discretionary pri-vate accounts managed by the Investment Adviser that have investment objec-tives, policies, and strategies substantially similar to the CORE Large Cap Value Fund. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as mea-sured against the Russell 1000 Value Index and does not represent the per-formance of the CORE Large Cap Value Fund. Investors should not consider this performance data as a substitute for the performance of the CORE Large Cap Value Fund nor should investors consider this data as an indication of future performance of the CORE Large Cap Value Fund or of the Investment Adviser. The Russell 1000 Value Index is unmanaged and investors cannot invest directly in the index.

 In accordance with the standards of the Association for Investment Manage-ment and Research ("AIMR"), the Investment Adviser's composite performance data was calculated on a time-weighted and asset-weighted total return basis which

                                                                      APPENDIX C

 includes realized and unrealized gains and losses plus income. Total return performance of the CORE Large Cap Value Fund will be calculated in accor-dance with the regulations of the SEC. The SEC standardized average annual total return is neither time-weighted nor asset-weighted and is determined for specified periods by computing the annual percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the differ-ences in methodology between AIMR and SEC requirements could result in dif-ferent performance data for identical time periods.

 The actual expenses of the private accounts included in the composite were lower than the estimated expenses of the Fund. Accordingly, the performance record of the composite has been adjusted downward based on the estimated expenses of the Institutional Shares of the CORE Large Cap Value Fund during its first year of operations. All returns presented reflect the reinvestment of dividends and other earnings. The private accounts are not subject to the same diversification requirements, specific tax restrictions and investment limitations imposed on the CORE Large Cap Value Fund by the Investment Com-pany Act of 1940 and Subchapter M of the Code. Consequently, the performance results of the Investment Adviser's composite could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Appendix D
Prior Performance of Similarly Advised Accounts of the Investment Adviser

 STRATEGIC GROWTH FUND


              STRATEGIC
               GROWTH   S&P 500
              COMPOSITE  INDEX
-------------------------------
  1998              %        %
  1997              %        %
  1996              %        %
  1995              %        %
  1994              %        %
  1993              %        %
    -12/31/         %        %
-------------------------------

                                            AVERAGE ANNUAL
                                             TOTAL RETURN
                               ONE YEAR   3 YEARS    5 YEARS     SINCE
                                ENDED      ENDED      ENDED    INCEPTION
                              12/31/1998 12/31/1998 12/31/1998   (   )
------------------------------------------------------------------------
  Strategic Growth Composite        %          %          %          %
  Russell 1000 Value Index          %          %          %          %
------------------------------------------------------------------------

 The preceding table sets forth the Investment Adviser's composite perfor-mance data relating to the historical performance of all discretionary pri-vate accounts managed by the Investment Adviser that have investment objec-tives, policies, and strategies substantially similar to the Strategic Growth Fund. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as mea-sured against the S&P 500 Index and does not represent the performance of the Strategic Growth Fund. Investors should not consider this performance data as a substitute for the performance of the Strategic Growth Fund nor should investors consider this data as an indication of future performance of the Strategic Growth Fund or of the Investment Adviser. The S&P 500 Index is unmanaged and investors cannot invest directly in the index.

 In accordance with the standards of the Association for Investment Manage-ment and Research ("AIMR"), the Investment Adviser's composite performance data was calculated on a time-weighted and asset-weighted total return basis which includes realized and unrealized gains and losses plus income. Total return perfor-

                                                                      APPENDIX D

 mance of the Strategic Growth Fund will be calculated in accordance with the regulations of the SEC. The SEC standardized average annual total return is neither time-weighted nor asset-weighted and is determined for specified periods by computing the annual percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the differences in methodol-ogy between AIMR and SEC requirements could result in different performance data for identical time periods.

 The actual expenses of the private accounts included in the composite were lower than the estimated expenses of the Fund. Accordingly, the performance record of the composite has been adjusted downward based on the estimated expenses of the Institutional Shares of the Strategic Growth Fund during its first year of operations. All returns presented reflect the reinvestment of dividends and other earnings. The private accounts are not subject to the same diversification requirements, specific tax restrictions and investment limitations imposed on the Strategic Growth Fund by the Investment Company Act of 1940 and Subchapter M of the Code. Consequently, the performance results of the Investment Adviser's composite could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Index

   1 General Investment Management Approach
     Fund Investment Objectives and Strategies
       3 Goldman Sachs Balanced Fund
       4 Goldman Sachs Growth and Income Fund
         Goldman Sachs CORE Large Cap Value Fund
       5 Goldman Sachs CORE U.S. Equity Fund
       6 Goldman Sachs CORE Large Cap Growth Fund
       7 Goldman Sachs CORE Small Cap Equity Fund
       8 Goldman Sachs Capital Growth Fund
      xx Goldman Sachs Strategic Growth Fund
      xx Goldman Sachs Growth Opportunities Fund
       9 Goldman Sachs Mid Cap Value Fund
      10 Goldman Sachs Small Cap Value Fund

      xx Goldman Sachs Real Estate Securities Fund
     Other Investment Practices and Securities
     Principal Risks of the Funds
     Fund Performance
  12 Fund Fees and Expenses
     Service Providers
     Dividends
     Shareholder Guide
         How To Buy Shares
         How To Sell Shares
     Taxation
 A-1 Appendix A
     Additional Information on Portfolio Risks,
     Securities and Techniques
 B-1 Appendix B
     Financial Highlights
 C-1 Appendix C
 D-1 Appendix D

Domestic Equity Funds
Prospectus (Institutional Shares)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Pro-spectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-621-2550
 By mail - Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. The Funds' investment company registration number is 811-5349.

                                     [LOGO]

  Prospectus                                         SERVICE SHARES

                                                     April 30, 1999

--------------------------------------------------------------------------------
  GOLDMAN SACHS DOMESTIC EQUITY FUNDS
--------------------------------------------------------------------------------
                                                      .Goldman Sachs
                                                       Balanced Fund

                                                      .Goldman Sachs
                                                       Growth and
                                                       Income Fund

                                                      .Goldman Sachs
                                                       CORE Large Cap
                                                       Value Fund

                     (INSERT ARTWORK)                 .Goldman Sachs
                                                       CORE U.S.
                                                       Equity Fund

                                                      .Goldman Sachs
                                                       CORE Large Cap
                                                       Growth Fund

                                                      .Goldman Sachs
                                                       CORE Small Cap
                                                       Equity Fund

                                                      .Goldman Sachs
                                                       Capital Growth
                                                       Fund

                                                      .Goldman Sachs
                                                       Strategic
                                                       Growth Fund

                                                      .Goldman Sachs
                                                       Growth
                                                       Opportunities
                                                       Fund

                                                      .Goldman Sachs
                                                       Mid Cap Value
                                                       Fund

                                                      .Goldman Sachs
                                                       Small Cap Value
                                                       Fund

                                                      .Goldman Sachs
                                                       Real Estate
                                                       Securities Fund

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
  APPROVED OR DISAPPROVED THESE SECURITIES OR
  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
  ANY REPRESENTATION TO THE CONTRARY IS A
  CRIMINAL OFFENSE.

  AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT
  AND IS NOT INSURED BY THE FEDERAL DEPOSIT
  INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
  AGENCY. AN INVESTMENT IN A FUND INVOLVES             [LOGO OF GOLDMAN SACHS
  INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF                  APPEARS HERE]
  PRINCIPAL.

General Investment Management Approach

Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, Strategic Growth, Growth Opportunities, Mid Cap Equity, Small Cap Value and Real Estate Securities Funds. Goldman Sachs Funds Management, L.P. serves as investment adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management and Goldman Sachs Funds Management, L.P. are each referred to in this Prospectus as the "Investment Adviser."

 VALUE STYLE FUNDS


 Goldman Sachs Value Investment Philosophy
 The Investment Adviser seeks companies that are discounted due to:
 .Company-specific problems that are over-discounted in the marketplace. .Cyclically out-of-favor status.
 .Unrecognized positive fundamentals.

 The Investment Adviser seeks to identify value through:
 .Firsthand fundamental research.
 .Maintaining a long-term investment horizon.
 .A team approach to decision making.

 Value exists when a stock's price becomes inexpensive relative to the company's estimated earnings and/or dividend-paying ability over the long-term.

--------------------------------------------------------------------------------

 GROWTH STYLE FUNDS


 Goldman Sachs Growth Investment Philosophy
 1. Invest as if buying the company/business, not simply trading its stock:
 .Understand the business, management, products and competition.
 .Perform intensive, hands-on fundamental research.
 .Seek businesses with strategic competitive advantages.

                                                                             1-A

GENERAL INVESTMENT MANAGEMENT APPROACH

 .Over the long-term, expect each company's stock price to ultimately track the growth of the business.

 2. Buy high-quality growth businesses that possess strong business fran-chises, favorable long-term prospects and excellent management.

 3. Purchase superior long-term growth at a favorable price--seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

 Growth companies have earnings expectations that exceed those of the stock market as a whole.

--------------------------------------------------------------------------------

 QUANTITATIVE ("CORE") STYLE FUNDS


 Goldman Sachs Quantitative Multifactor Model
 The CORE Funds use the Goldman Sachs proprietary multifactor model ("Multifactor Model"), a rigorous computerized rating system, to forecast the returns of securities held in each Fund's portfolio.

 The Multifactor Model incorporates common variables covering measures of:
 .Value (price-to-book, price-to-earnings, cash flow to enterprise value) .Momentum (earnings momentum, price momentum, sustainable growth)
 .Risk (market risk, company-specific risk, earnings risk)

 All of the above factors are carefully evaluated within the Multifactor Model since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast.

 CORE stands for "Computer-Optimized Research Enhanced."

--------------------------------------------------------------------------------

 REAL ESTATE SECURITIES FUND


 Goldman Sachs Real Estate Securities Investment Philosophy
 When choosing the Fund's securities, the Investment Adviser:
 .Selects stocks based on quality of assets, experienced management and a sustainable competitive advantage.

2-A

GENERAL INVESTMENT MANAGEMENT APPROACH

 .Buys securities at a discount to the intrinsic value of the business (as-
  sets and management).
 .Seeks a term approach to decision making.

 REIT stands for Real Estate Investment Trust

--------------------------------------------------------------------------------

                                                                             3-A

Fund Investment Objectives and Strategies

Goldman Sachs Balanced Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and current income

        Benchmarks:   S&P 500 Index and Lehman Brothers Aggregate Bond Index

  Investment Focus:   Large capitalization U.S. stocks and investment grade
                      U.S. fixed income

  Investment Style:   Asset Allocation

 INVESTMENT OBJECTIVE


 The Fund seeks to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through investments in equity securities (stocks). The Fund seeks to provide current income through investment in fixed-income securities (bonds).

 PRINCIPAL INVESTMENT STRATEGIES


 Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce vola-tility.

 Equity Securities. The Fund invests, under normal circumstances, between 45% and 65% of its total assets in equity securities. Although the Fund's equity investments consist primarily of publicly traded U.S. securities, the Fund may invest up to 10% of its total assets in the equity securities of foreign issuers, including issuers in countries with emerging markets or economies ("emerging countries") and equity securities quoted in foreign currencies.
 A portion of the Fund's portfolio of equity securities may be selected pri-marily

4-A

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

 to provide current income (including interests in real estate investment trusts, convertible securities, preferred stocks, utility stocks, and inter-ests in limited partnerships).

 Other. The Fund invests at least 25% of its total assets in fixed-income senior securities. The remainder of the Fund's assets are invested in other fixed-income securities and cash.

 The Fund's fixed-income securities primarily include:
 .Securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises
 .Securities issued by corporations, banks and other issuers
 .Mortgage-backed and asset-backed securities

 The Fund may also invest up to 10% of its total assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities. The issuers of these securities may be located in emerging countries.

 The percentage of the portfolio invested in equity and fixed-income securi-ties will vary from time to time as the Investment Adviser evaluates such securities' relative attractiveness based on market valuations, economic growth and inflation prospects. The allocation between equity and fixed-income securities is subject to the Fund's intention to pay regular quar-terly dividends. The amount of quarterly dividends can also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund's assets invested in fixed-income securities.

                                                                             5-A

Goldman Sachs
Growth and Income Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and growth of income

         Benchmark:   S&P 500 Index

  Investment Focus:   Large capitalization U.S. stocks that are believed to be
                      undervalued or undiscovered by the marketplace

  Investment Style:   Value


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and growth of income.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser considers to have favorable prospects for capital appreciation and/or divi-dend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in for-eign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities that offer the potential to further the Fund's investment objective.

6-A

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
CORE Large Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and dividend income

         Benchmark:   Russell 1000 Value Index

  Investment Focus:   Diversified portfolio of equity securities of large cap
                      U.S. issuers selling at low to modest valuations

   Investment Proc-   Value, enhanced by a proprietary quantitative model
               ess:


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity secu-rities of large cap U.S. issuers that are selling at low to modest valua-tions relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favora-ble prospects for capital appreciation and/or dividend-paying ability.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

                                                                             7-A

Goldman Sachs
CORE U.S. Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital and dividend income

         Benchmark:   S&P 500 Index

  Investment Focus:   U.S. equity securities representing a variety of indus-
                      tries

  Investment Style:   Blend (Value and Growth), enhanced by a proprietary
                      quantitative model


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad repre-sentation in most major sectors of the U.S. economy and a portfolio com-prised of companies with average long-term earnings growth expectations and dividend yields.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

8-A

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
CORE Large Cap Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital; dividend income is a
                      secondary consideration

         Benchmark:   Russell 1000 Growth Index

  Investment Focus:   Large-cap, growth-oriented U.S. stocks

  Investment Style:   Growth, enhanced by a proprietary quantitative model


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Investment Adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintain-ing risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

                                                                             9-A

Goldman Sachs
CORE Small Cap Equity Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   Russell 2000 Index

  Investment Focus:   Stocks of small capitalization U.S. companies

   Investment Proc-   Blend (Value and Growth), enhanced by a proprietary
               ess:   quantitative model


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including for-eign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks a portfo-lio comprised of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk charac-teristics than the Russell 2000 Index. If the issuer of a portfolio security held by the Fund is no longer included in the Russell 2000 Index, the Fund may, but is not required to, sell the security.

 Other. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

10-A

Goldman Sachs
Capital Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P 500 Index

  Investment Focus:   U.S. equity securities that offer long-term capital
                      appreciation potential

   Investment Proc-   Growth
               ess:


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity secu-rities that are considered by the Investment Adviser to have long-term capi-tal appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in for-eign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

                                                                            11-A

Goldman Sachs
Strategic Growth Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P 500 Index

  Investment Focus:   U.S. equity securities that are considered to be strate-
                      gically positioned for consistent long-term growth

   Investment Proc-   Growth
               ess:


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity secu-rities that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth. Although the Fund invests pri-marily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

12-A

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Growth Opportunities Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   S&P 500 Index

  Investment Focus:   U.S. equity securities that offer long-term capital
                      appreciation with a primary focus on mid capitalization companies.

   Investment Proc-   Growth
               ess:


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity secu-rities that are considered by the Investment Adviser to have long-term capi-tal appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in for-eign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

                                                                            13-A

Goldman Sachs
Mid Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   Russell Midcap Value Index

  Investment Focus:   Mid-capitalization U.S. stocks that are believed
                      to be undervalued or undiscovered by the marketplace.

   Investment Proc-   Value
               ess:


 INVESTMENT OBJECTIVE


 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all of its assets in equity securities and at least 65% of its total assets in equity securities of mid-cap companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constitut-ing the Russell Midcap Value Index at the time of investment (currently between $400 million and $16 billion). If the capitalization of an issuer decreases below $400 million or increases above $16 billion after purchase, the Fund may, but is not required to, sell the securities. Dividend income, if any, is an incidental consideration. Although the Fund will invest pri-marily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities.

14-A

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs
Small Cap Value Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Long-term growth of capital

         Benchmark:   Russell 2000 Index

  Investment Focus:   Small-capitalization U.S. stocks that are believed to be
                      undervalued or undiscovered by the marketplace

   Investment Proc-   Value
               ess:


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment. Under normal circumstances, the Fund's investment horizon for ownership of stocks will be two to three years. Dividend income, if any, is an incidental consideration. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

 The Fund invests in companies which the Investment Adviser believes are well- managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. The Fund may invest in securities of small market capitalization companies which may have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that the Investment Adviser believes have significant growth potential. The Investment Adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. Although the Fund will invest primarily in publicly traded U.S. Securities, it may invest up to 25% of its total assets in foreign securi-ties, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may invest in the aggregate up to 35% of its total assets in companies with public stock market capitalizations in excess of $1 billion at the time of investment and in fixed-income securities.

                                                                            15-A

Goldman Sachs
Real Estate Securities Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Total return comprised of long-term growth of capital
                      and dividend income

         Benchmark:   Wilshire Real Estate Securities Index

  Investment Focus:   A substantial portion of assets will be invested in
                      REITS

   Investment Proc-   Growth at a discount
               ess:


 INVESTMENT OBJECTIVE


 The Fund seeks total return comprised of long-term growth of capital and dividend income.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all and at least 80% of its total assets in a diversified portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its assets will be invested in REITs and real estate industry companies.

 A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construc-tion, financing, management or sale of commercial, industrial or residential real estate or interests therein.

 The Fund's investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Investment Adviser focuses on companies that can achieve sustainable growth in cash flow and dividend pay-ing capability. The Investment Adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging countries and secu-rities quoted in foreign currencies.

 Other. The Fund may invest up to 20% of its total assets in fixed-income securities that offer the potential to further the Fund's investment objec-tives.

16-A

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


Risks Associated with Investing in REITs

 Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by bor-rowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.

 REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REITs investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REITs investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REITs investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

 Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be sub-ject to more abrupt or erratic price movements than larger capitalization companies. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor's Index of 500 Common Stocks. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks.

                                                                            17-A

Other Investment Practices and Securities

The table below identifies some of the investment practices and securities that may (but are not required to) be used by the Funds. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semiannual reports. For more information see Appendix A.

10Percent of total assets (italic type)
10Percent of net assets (roman type)


 . No asset limitation on
  usage; limited only by the
  objectives and strategies
  of the Fund

                                               Growth      CORE       CORE
                                    Balanced and Income Large Cap  U.S. Equity
                                      Fund      Fund    Value Fund    Fund
------------------------------------------------------------------------------
Investment Practices
Credit, currency, index, interest
 rate and mortgage swaps               .         --         --         --
Cross Hedging of Currencies            .         --         --         --
Custodial receipts                     .         .          .           .
Equity Swaps                           10        10         10         10
Foreign Currency Transactions          ./1/      .          .           .
Futures Contracts and Options on
 Futures Contracts                     .         .         ./2/         ./3/
Interest rate caps, floors and
 collars                               .         --         --         --
Loan Participations                    .         --         --         --
Mortgage Dollar Rolls                  .         --         --         --
Options on Foreign Currencies/4/       .         .          .           .
Options on Securities and
 Securities Indices/5/                 .         .          --         --
Repurchase Agreements                  .         .          .           .
Reverse Repurchase Agreements (for
 investment purposes)                  .         --         --         --
Securities Lending                   33 1/3    33 1/3     33 1/3     33 1/3
Short Sales Against the Box            25        25         --         --
Unseasoned Companies                   .         .          .           .
------------------------------------------------------------------------------

--Not permitted

  /1/The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return.
  /2/The CORE Large Cap Value and CORE Large Cap Growth Funds may enter into futures transactions only with respect to a representative index.
  /3/The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index.
  /4/May purchase and sell call and put options.
  /5/May sell covered call and put options and purchase call and put options.

18-A

                                       OTHER INVESTMENT PRACTICES AND SECURITIES





     CORE          CORE     Capital Strategic    Growth     Mid Cap Small Cap Real Estate
   Large Cap     Small Cap  Growth   Growth   Opportunities  Value    Value   Securities
  Growth Fund   Equity Fund  Fund     Fund        Fund       Fund     Fund       Fund
-----------------------------------------------------------------------------------------
      --            --        --       --          --         --       --          .
      --            --                 --          --         --       --         --
       .             .         .        .           .          .        .          .
      10            10        10       10          10         10       10         10
       .             .         .        .           .          .        .          .
       ./2/          .         .        .           .          .        .          .
      --            --        --       --          --         --       --          .
      --            --        --       --          --         --       --         --
      --            --        --       --          --         --       --          .
       .             .         .        .           .          .        .          .
      --             .         .        .           .          .        .          .
       .             .         .        .           .          .        .          .
      --            --        --       --          --         --       --         --
      33
      1/3         33 1/3    33 1/3   33 1/3      33 1/3     33 1/3   33 1/3     33 1/3
      --            --        25       --          --         25       25         25
       .             .         .        .           .          .        .          .
-----------------------------------------------------------------------------------------


                                                                            19-A

10 Percent of total assets (bold type)
10 Percent of net assets (roman type)
 . No asset limitation on
  usage limited only by the
  objectives and strategies
  of the Fund
--Not permitted

                                               Growth      CORE       CORE
                                   Balanced  and Income Large Cap  U.S. Equity
                                     Fund       Fund    Value Fund    Fund
------------------------------------------------------------------------------
Investment Securities
American, European and Global
 Depository Receipts                  .          .          ./6/        ./6/
Asset-Backed and Mortgage-Backed
 Securities                           .          .          --         --
Bank Obligations                      .          .          .           .
Convertible Securities/7/             .          .          .           .
Corporate Debt Obligations            .          .          ./8/        ./8/
Equity Securities                   45-65       65+        90+         90+
Emerging Market Securities            20         25         --         --
Fixed Income Securities/9/           25+         35         ./8/        ./8/
Foreign Securities                    20         25         .           .
Foreign Government Securities         10         --         --         --
Municipal Securities                  .          --         --         --
Non-Investment Grade Fixed Income
 Securities                           10/10/     10/11/     --         --
Real Estate Investment Trusts         .          .          .           .
Stripped Mortgage Backed
 Securities                           .          --         --         --
Structured Securities                 .          .          .           .
Temporary Defensive Investments      100        100         35         35
U.S. Government Securities            .          .          .           .
Yield Curve Options and Inverse
 Floating Rate Securities             .          --         --         --
------------------------------------------------------------------------------

  /6/The CORE Funds may not invest in European Depository Receipts. /7/Convertible securities purchased by the Balanced Fund will be rated at the time of investment B or better or, if unrated, determined to be of comparable quality by the Investment Adviser. The CORE Funds have no mini-mum rating criteria and all other Funds use the same rating criteria for convertible and non-convertible debt securities.
  /8/Cash equivalents only.
  /9/Except as noted under "Non-Investment Grade Fixed Income Securities," fixed-income securities are rated at least investment grade (i.e., BBB or higher by Standard & Poor's Rating Group ("Standard & Poor's") or Baa or higher by Moody's Investor's Service, Inc. ("Moody's").
 /10/Must be rated at least BB or B Standard & Poor's or Ba or B by Moody's. /11/May be rated BB or lower by Standard & Poor's or Ba or lower by Moody's.

20-A

                                       OTHER INVESTMENT PRACTICES AND SECURITIES



    CORE        CORE     Capital   Strategic    Growth    Mid Cap   Small Cap  Real Estate
 Large Cap    Small Cap  Growth     Growth    Opportunity  Value      Value    Securities
Growth Fund  Equity Fund  Fund       Fund        Fund      Fund       Fund        Fund
------------------------------------------------------------------------------------------
     ./6/         ./6/      .          .           .         .          .           .
     --          --         .          .           .         .          .           .
     .            .         .          .           .         .          .           .
     .            .         .          .           .         .          .           .
     ./8/         ./8/      .          .           .         .          .           .
    90+          90+       90+        90+         90+       65+        65+         80+
     --          --        10         10          10        25         25          15
     ./8/         ./8/      .         10          10        35          .          20
     .            .        10         10          10        25         25          15
     --          --        --         --          --        --         --          --
     --          --        --         --          --        --         --          --
     --          --        10/11/     10/11/      10/11/    10/12/     35/11/      20/11/
     .            .         .          .           .         .          .           .
     --          --        --         --          --        --         --           .
     .            .         .          .           .         .          .           .
     35          35        100        100         100       100        100         100
     .            .         .          .           .         .          .           .
     --          --        --         --          --        --         --           .
------------------------------------------------------------------------------------------


                                                                            21-A

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.




 . Applicable
-- Not applicable

                                            CORE                  CORE       CORE
                                 Growth     Large      CORE      Large      Small
                                  and        Cap       U.S.       Cap        Cap
Principal           Balanced     Income     Value     Equity     Growth     Equity
Investment Risks      Fund        Fund      Fund       Fund       Fund       Fund
----------------------------------------------------------------------------------
Credit/Default         .           .         --         --         --         --
Foreign                .           .         --         --         --         --
Emerging Markets       .           .         --         --         --         --
Small Cap/REIT         --          --        --         --         --         .
Stock                  .           .          .         .          .          .
Derivatives            .           .          .         .          .          .
Interest Rate          .           .         --         --         --         --
Management             .           .          .         .          .          .
Market                 .           .          .         .          .          .
Liquidity Risk         .           .          .         .          .          .
Other                  .           .          .         .          .          .
----------------------------------------------------------------------------------

22-A

                         PRINCIPAL RISKS OF THE FUNDS






                                                      Mid          Small            Real
 Capital     Strategic            Growth              Cap           Cap            Estate
 Growth       Growth           Opportunities         Value         Value         Securities
  Fund         Fund                Fund              Fund          Fund             Fund
-------------------------------------------------------------------------------------------
   --           --                  --                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   --           --                  --                 .             .               --
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   --           --                  --                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
   .             .                   .                 .             .               .
-------------------------------------------------------------------------------------------

                                                                            23-A

All Funds:

 .Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.

 .Derivatives Risk--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instru-ments, which may be leveraged.

 .Interest Rate Risk--The risk that when interest rates increase, securities held by a Fund will decline in value.

 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.

 .Market Risk--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

 .Liquidity Risk--The risk that a Fund will not be able to pay redemption pro-ceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities with these investment categories, will shrink or disappear suddenly and with-out warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

Specific Funds:

 .Credit/Default Risk--The risk that an issuer of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

 .Foreign Risks--The risk that when a Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability. These risks may involve the imposition of exchange controls, confiscation and other government restric-tions. A Fund will also be subject to

24-A

                                                    PRINCIPAL RISKS OF THE FUNDS

 the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging coun-tries.

 .Emerging Markets Risk--The securities markets of Asian, Latin American, East-ern European, African and other emerging countries are less liquid, are espe-cially subject to greater price volatility, have smaller market capitaliza-tions, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securi-ties markets of more developed countries. Further, investment in equity secu-rities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and cus-tody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

 .Small Cap Stock and REIT Risk--The securities of small capitalization stocks and REITs involve greater risks than those associated with larger, more estab-lished companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

More information about the Fund's portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

                                                                            25-A

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The bar charts and tables below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund's Service Shares from year to year; and (b) how the average annual returns of a Fund's Service Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distri-butions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limita-tions in effect. If expense limitations were not in place, a Fund's perfor-mance would have been reduced. The CORE Large Cap Value and Real Estate Securities Funds did not commence operations until December 31, 1998 and July 27, 1998, respectively. The Strategic Growth and Growth Opportunities Funds had not commenced operations as of the date of this Prospectus. Since these Funds have less than one calendar year's performance, no performance information is provided in this section.

                                                                FUND PERFORMANCE

Balanced Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was

                                            (INSERT GRAPH)
     %.

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31, 1998   1 YEAR SINCE INCEPTION
 ----------------------------------------------------------------
  SERVICE SHARES (INCEPTION 8/15/97)           %          %
  S&P 500 Index*                               %          %
  Lehman Brothers Aggregate Bond Index**       %          %
 ----------------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.
** The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any fees or expenses.

Growth and Income Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was

                                            (INSERT GRAPH)
   %.

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (INCEPTION 3/6/96)       %          %
  S&P 500 Index*                          %          %
 -----------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

CORE U.S. Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was

                                            (INSERT GRAPH)
     %.

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (INCEPTION 6/7/96)       %          %
  S&P 500 Index*                          %          %
 -----------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

CORE Large Cap Growth Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was

                                            (INSERT GRAPH)
     %.

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (INCEPTION 5/1/97)       %          %
  Russell 1000 Growth Index*              %          %
 -----------------------------------------------------------

 * The Russell 1000 Growth Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

CORE Small Cap Equity Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was

                                            (INSERT GRAPH)
     %.

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (INCEPTION 8/15/97)      %          %
  Russell 2000 Index*                     %          %
 -----------------------------------------------------------

 * The Russell 2000 Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses.

Capital Growth Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was

                                            (INSERT GRAPH)
     %.

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (INCEPTION 8/15/97)      %          %
  S&P 500 Index*                          %          %
 -----------------------------------------------------------

 * The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Index fig-ures do not reflect any fees or expenses.

                                                                FUND PERFORMANCE

Mid Cap Value Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was

                                            (INSERT GRAPH)
     %.

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (INCEPTION 7/18/97)      %          %
  Russell Midcap Value Index*             %          %
  Russell Midcap Index*                   %          %
 -----------------------------------------------------------

 * The Russell Midcap Value and the Russell Midcap indices are unmanaged indi-ces of common stock prices. The figures for the indices do not reflect any fees or expenses.

Small Cap Value Fund

 TOTAL RETURN                                                      CALENDAR YEAR
--------------------------------------------------------------------------------

 The total
 return for
 Service Shares
 for the Fund's
 most recent
 calendar
 quarter ended
 March 31, 1999
 was

                                            (INSERT GRAPH)
     %.

 Best Quarter
 Q  '9          %

 Worst Quarter
 Q  '9          %


 AVERAGE ANNUAL TOTAL RETURN


  FOR THE PERIOD ENDED DECEMBER 31,
  1998                                1 YEAR SINCE INCEPTION
 -----------------------------------------------------------
  SERVICE SHARES (INCEPTION 8/15/97)      %          %
  Russell 2000 Value Index*               %          %
  Russell 2000 Index*                     %          %
 -----------------------------------------------------------

 * The Russell 2000 Value and the Russell 2000 indices are an unmanaged indi-ces of common stock prices. The figures for the indices do not reflect any fees or expenses.

                      [This page intentionally left blank]

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.


                                                     GROWTH   CORE     CORE
                                                      AND   LARGE CAP  U.S.
                                            BALANCED INCOME   VALUE   EQUITY
                                              FUND    FUND    FUND     FUND
----------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) Imposed
 on Purchases                                 None    None     None    None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                         None    None     None    None
Redemption Fees                               None    None     None    None
Exchange Fees                                 None    None     None    None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
 ASSETS):/1/
Management Fees/2/                           0.65%   0.70%    0.60%   0.75%
Service Fees/3/                              0.50%   0.50%    0.50%   0.50%
Other Expenses/4/                            0.28%   0.12%    0.56%   0.12%
----------------------------------------------------------------------------
Total Fund Operating Expenses*               1.43%   1.32%    1.66%   1.37%
----------------------------------------------------------------------------

See page 14 for all other footnotes

  * As a result of current waivers and expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Funds which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                       GROWTH   CORE     CORE
                                                        AND   LARGE CAP  U.S.
                                              BALANCED INCOME   VALUE   EQUITY
                                                FUND    FUND    FUND     FUND
------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from Fund
 assets):/1/
Management Fees/2/                             0.65%   0.70%    0.60%   0.70%
Distribution and Service Fees/3/               0.50%   0.50%    0.50%   0.50%
Other Expenses/4/                              0.05%   0.09%    0.04%   0.04%
------------------------------------------------------------------------------
Total Fund Operating Expenses (after current
 waivers and expense limitations)*             1.20%   1.29%    1.14%   1.24%
------------------------------------------------------------------------------

Fund Fees and Expenses (Service Shares)


    CORE        CORE
  LARGE CAP   SMALL CAP CAPITAL STRATEGIC    GROWTH     MID CAP SMALL CAP REAL ESTATE
   GROWTH      EQUITY   GROWTH   GROWTH   OPPORTUNITIES  VALUE    VALUE   SECURITIES
    FUND        FUND     FUND     FUND        FUND       FUND     FUND       FUND
-------------------------------------------------------------------------------------
     None        None     None     None        None       None     None       None
     None        None     None     None        None       None     None       None
     None        None     None     None        None       None     None       None
     None        None     None     None        None       None     None       None
    0.75%       0.85%    1.00%    0.80%       0.85%      0.75%    1.00%      1.00%
    0.50%       0.50%    0.50%     None        None      0.50%    0.50%      0.50%
    0.22%       0.48%    0.10%        %           %      0.16%    0.13%      0.58%
-------------------------------------------------------------------------------------
    1.47%       1.83%    1.60%        %           %      1.41%    1.63%      2.08%
-------------------------------------------------------------------------------------


    CORE        CORE                                                         REAL
  LARGE CAP   SMALL CAP CAPITAL STRATEGIC    GROWTH     MID CAP SMALL CAP   ESTATE
   GROWTH      EQUITY   GROWTH   GROWTH   OPPORTUNITIES  VALUE    VALUE   SECURITIES
    FUND        FUND     FUND     FUND        FUND       FUND     FUND       FUND
------------------------------------------------------------------------------------
    0.60%       0.85%    1.00%    0.80%       0.85%      0.75%    1.00%     1.00%
    0.50%       0.50%    0.50%    0.50%       0.50%      0.50%    0.50%     0.50%
    0.04%       0.08%    0.04%        %           %      0.14%    0.10%     0.04%
------------------------------------------------------------------------------------
    1.14%       1.43%    1.54%        %           %      1.39%    1.60%     1.54%
------------------------------------------------------------------------------------

/1/The Funds' annual operating expenses have been restated to reflect current fees except for the CORE Large Cap Value, Strategic Growth and Growth Opportu-nities Funds whose expenses are estimated for the current fiscal year.
/2/The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the CORE U.S. Equity Fund and the CORE Large Cap Growth Fund equal to 0.05% and 0.15%, respectively. AS A RESULT OF FEE WAIVERS, THE CURRENT MANAGEMENT FEES OF THE CORE U.S. EQUITY FUND AND CORE LARGE CAP GROWTH FUND ARE 0.70% AND 0.60%, RESPECTIVELY, OF SUCH FUNDS' AVERAGE DAILY NET ASSETS. THE WAIVERS MAY BE TERMINATED AT ANY TIME AT THE OPTION OF THE INVESTMENT ADVISER. /3/Service Organizations may charge other fees to their customers who are bene-ficial owners of Service Shares in connection with their customers' accounts. Such fees may affect the return customers realize with respect to their invest-ments.
/4/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" (excluding management fees, transfer agency fees, service fees, taxes, interest and brokerage fees and litigation, indemni-fication and other extraordinary expenses) to the following percentages of each Fund's average daily net assets:

                     OTHER
  FUND              EXPENSES
 ---------------------------
  Balanced           0.01%
  Growth and
    Income           0.05%
  CORE Large Cap
    Value            0.00%
  CORE U.S. Equity   0.00%
  CORE Large Cap
    Growth           0.00%
  CORE Small Cap
    Equity           0.04%
  Capital Growth     0.00%
  Strategic Growth       %
  Growth
    Opportunities        %
  Mid Cap Value      0.10%
  Small Cap Value    0.06%
  Real Estate
    Securities       0.00%

                                                          FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


FUND                    1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------
BALANCED                 $       $       $       $
-------------------------------------------------------
GROWTH AND INCOME        $       $       $       $
-------------------------------------------------------
CORE LARGE CAP VALUE     $       $       N/A     N/A
-------------------------------------------------------
CORE U.S. EQUITY         $       $       $       $
-------------------------------------------------------
CORE LARGE CAP GROWTH    $       $       $       $
-------------------------------------------------------
CORE SMALL CAP EQUITY    $       $       $       $
-------------------------------------------------------
CAPITAL GROWTH           $       $       $       $
-------------------------------------------------------
STRATEGIC GROWTH         $       $       N/A     N/A
-------------------------------------------------------
GROWTH OPPORTUNITIES     $       $       N/A     N/A
-------------------------------------------------------
MID CAP VALUE            $       $       $       $
-------------------------------------------------------
SMALL CAP VALUE          $       $       $       $
-------------------------------------------------------
REAL ESTATE SECURITIES   $       $       N/A     N/A
-------------------------------------------------------

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of such shares or for services to their customers' accounts and/or the Funds. For additional informa-tion regarding such compensation, see "Shareholder Guide" in the Prospectus and in the Statement of Additional Information ("Additional Statement").

Service Providers

 INVESTMENT ADVISERS



  Investment Adviser                             Fund
 ----------------------------------------------------------------------
  Goldman Sachs Asset Management ("GSAM")        Balanced
   One New York Plaza                            Growth and Income
   New York, New York 10004                      CORE Large Cap Value
                                                 CORE Large Cap Growth
                                                 CORE Small Cap Equity
                                                 Strategic Growth
                                                 Growth Opportunities
                                                 Mid Cap Value
                                                 Small Cap Value
                                                 Real Estate Securities
 ----------------------------------------------------------------------
  Goldman Sachs Funds Management, L.P. ("GSFM")  CORE U.S. Equity
   One New York Plaza                            Capital Growth
   New York, New York 10004
 ----------------------------------------------------------------------

 GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. As of December 31, 1998, GSAM and GSFM, together with their affili-ates, acted as investment adviser or distributor for assets in excess of $195 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds

                                                                             1-B

 .Provides personnel to perform necessary executive, administrative and cler-
  ical services to the Funds
 .Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                           For the Fiscal Year or Period
  Fund                    Contractual Rate Ended January 31, 1999
 -----------------------------------------------------------------------
  GSAM:
 -----------------------------------------------------------------------
  Balanced                      0.65%                     %
 -----------------------------------------------------------------------
  Growth and Income             0.70%                     %
 -----------------------------------------------------------------------
  CORE Large Cap Value          0.60%                   N/A
 -----------------------------------------------------------------------
  CORE Large Cap Growth         0.75%                     %
 -----------------------------------------------------------------------
  CORE Small Cap Equity         0.85%                     %
 -----------------------------------------------------------------------
  Strategic Growth              0.80%                   N/A
 -----------------------------------------------------------------------
  Growth Opportunities          0.85%                   N/A
 -----------------------------------------------------------------------
  Mid Cap Value                 0.75%                     %
 -----------------------------------------------------------------------
  Small Cap Value               1.00%                     %
 -----------------------------------------------------------------------
  Real Estate Securities        1.00%                     %
 -----------------------------------------------------------------------
  GSFM:
 -----------------------------------------------------------------------
  CORE U.S. Equity              0.70%                     %
 -----------------------------------------------------------------------
  Capital Growth                1.00%                     %
 -----------------------------------------------------------------------

 The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

2-B

                                                               SERVICE PROVIDERS


 FUND MANAGERS


M. Roch Hillenbrand, a Managing Director of Goldman, Sachs & Co., is the Head of Global Equities for Goldman Sachs Asset Management, overseeing U.S., Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Roch is also President of Commodities Corporation LLC, of which Goldman, Sachs & Co. is the parent company. Over the course of his 18-year career at Commodities Corporation, Roch has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

 Value Team
 .Thirteen portfolio managers/analysts compose the Investment Adviser's value investment team
 .Multi-sector focus provides a balanced perspective
 .Across all value products, the Investment Adviser leverages the industry research expertise of its small, mid and large cap investment teams

 Value Team

                                   Years
                  Fund             Primarily
 Name and Title   Responsibility   Responsible Five Year Employment History
-------------------------------------------------------------------------------
 Eileen A.        Portfolio           Since    Ms. Aptman joined the
 Aptman           Manager--           1996     Investment Adviser in 1993.
 Vice President   Mid Cap Value       1997
                  Small Cap Value
-------------------------------------------------------------------------------
 Paul D. Farrell  Senior Portfolio    Since    Mr. Farrell joined the
 Managing         Manager-- Small     1992     Investment Adviser in 1991. In
 Director         Cap Value           1998     1998, he became responsible for
                  Mid Cap Value       1999     managing the Investment
                  Growth and          1999     Adviser's Value team.
                  Income
                  Balanced
                  (Equity)
-------------------------------------------------------------------------------
 Matthew B.       Portfolio           Since    Mr. McLennan joined the
 McLennan         Manager--           1996     Investment Adviser in 1995.
 Vice President   Small Cap Value     1998     From 1994 to 1995, he
                  Mid Cap Value                worked in the Investment Banking
                                               Division of Goldman Sachs
                                               in Australia. From 1991 to 1994,
                                               Mr. McLennan worked at
                                               Queensland Investment
                                               Corporation in Australia.
-------------------------------------------------------------------------------
 Karma Wilson     Portfolio           Since    Ms. Wilson joined the
 Vice President   Manager--           1998     Investment Adviser in 1994.
                  Balanced            1998     Prior to 1994, she was an
                  (Equity)            1998     investment analyst with
                  Growth and                   Bankers Trust Australia Ltd.
                  Income
                  Mid Cap Value
-------------------------------------------------------------------------------

                                                                             3-B

 Quantitative Equity Team
 .A stable and growing team supported by an extensive internal staff .Access to the research ideas of Goldman Sachs' renowned Global Investment
  Research Department
 .More than $19 billion in equities currently under management

 Quantitative Equity Team

                                      Years
                                      Primarily
 Name and Title   Fund Responsibility Responsible Five Year Employment History
---------------------------------------------------------------------------------
 Melissa Brown     Portfolio             Since    Ms. Brown joined the
 Vice President    Manager--             1998     Investment Adviser in 1998.
                   CORE Large Cap        1998     From 1984 to 1998, she was the
                   Value                 1998     director of Quantitative Equity
                   CORE U.S. Equity      1998     Research and served on the
                   CORE Large Cap                 Investment Policy Committee at
                   Growth                         Prudential Securities.
                   CORE Small Cap
                   Equity
---------------------------------------------------------------------------------
 Kent A. Clark     Senior Portfolio      Since    Mr. Clark joined the
 Managing          Manager--CORE         1996     Investment Adviser in 1992.
 Director          U.S. Equity           1997
                   CORE Large Cap        1997
                   Growth                1998
                   CORE Small Cap
                   Equity
                   CORE Large Cap
                   Value
---------------------------------------------------------------------------------
 Robert C. Jones   Senior Portfolio      Since    Mr. Jones joined the
 Managing          Manager--CORE         1991     Investment Adviser in 1989.
 Director          U.S. Equity           1997
                   CORE Large Cap        1997
                   Growth                1998
                   CORE Small Cap
                   Equity
                   CORE Large Cap
                   Value
---------------------------------------------------------------------------------
 Victor H.         Senior Portfolio      Since    Mr. Pinter joined the
 Pinter            Manager--CORE         1996     Investment Adviser in 1990.
 Vice President    U.S. Equity           1997
                   CORE Large Cap        1997
                   Growth                1998
                   CORE Small Cap
                   Equity
                   CORE Large Cap
                   Value
---------------------------------------------------------------------------------

 Growth Equity Investment Team
 .17 year consistent investment style applied through diverse and complete market cycles
 .More than $8 billion in equities currently under management
 .More than 150 client account relationships
 .A portfolio management and analytical team with more than 130 years com-bined investment experience

4-B

                                                               SERVICE PROVIDERS

 Growth Equity Investment Team

                                                  Years
                                                  Primarily
 Name and Title   Fund Responsibility             Responsible Five Year Employment History
------------------------------------------------------------------------------------------
 George D. Adler       Portfolio Manager--           Since      Mr. Adler joined the
 Vice President        Balanced (Equity)             1997       Investment Adviser in
                       Capital Growth                1997       1997.
                       Strategic Growth              1999       From 1990 to 1997, he
                       Growth Opportunities          1999       was
                                                                a portfolio manager at
                                                                Liberty
                                                                Investment Management,
                                                                Inc. ("Liberty").
------------------------------------------------------------------------------------------
 Robert G.             Senior Portfolio Manager--    Since      Mr. Collins joined the
 Collins               Capital Growth                1997       Investment Adviser in
 Vice President        Balanced (Equity)             1998       1997.
                       Strategic Growth              1999       From 1991 to 1997, he
                       Growth Opportunities          1999       was
                                                                a portfolio manager at
                                                                Liberty.
                                                                His past experiences
                                                                include work as a
                                                                special situations
                                                                analyst with
                                                                Raymond James &
                                                                Associates for
                                                                five years.
------------------------------------------------------------------------------------------
 Herbert E.            Senior Portfolio Manager--    Since      Mr. Ehlers joined the
 Ehlers                Capital Growth                1997       Investment Adviser in
 Managing              Balanced (Equity)             1998       1997.
 Director              Strategic Growth              1999       From 1994 to 1997, he
                       Growth Opportunities          1999       was
                                                                the Chief Investment
                                                                Officer
                                                                and Chairman of Liberty.
                                                                He
                                                                was a portfolio manager
                                                                and
                                                                President at Liberty's
                                                                predecessor firm, Eagle
                                                                Asset Management
                                                                ("Eagle"), from 1984 to
                                                                1994.
------------------------------------------------------------------------------------------
 Gregory H.            Senior Portfolio Manager--    Since      Mr. Ekizian joined the
 Ekizian               Capital Growth                1997       Investment Adviser in
 Vice President        Balanced (Equity)             1998       1997.
                       Strategic Growth              1999       from 1990 to 1997, he
                       Growth Opportunities          1999       was a
                                                                portfolio manager at
                                                                Liberty and its
                                                                predecessor firm, Eagle.
------------------------------------------------------------------------------------------
 David G. Shell        Portfolio Manager--           Since      Mr. Shell joined the
 Vice President        Capital Growth                1997       Investment Adviser in
                       Balanced (Equity)             1998       1997.
                       Strategic Growth              1999       From 1987 to 1997, he
                       Growth Opportunities          1999       was a
                                                                portfolio manager at
                                                                Liberty
                                                                and its predecessor
                                                                firm, Eagle.
------------------------------------------------------------------------------------------
 Ernest C.             Portfolio Manager--           Since      Mr. Segundo joined the
 Segundo, Jr.          Capital Growth                1997       Investment Adviser in
 Vice President        Balanced (Equity)             1998       1997.
                       Strategic Growth              1999       From 1992 to 1997, he
                       Growth Opportunities          1999       was a
                                                                portfolio manager at
                                                                Liberty.
------------------------------------------------------------------------------------------

                                                                             5-B

 Fixed-Income Portfolio Management Team
 .Fixed-income portfolio management is comprised of a deep team of sector specialists.
 .The team strives to maximize the risk-adjusted returns by de-emphasizing interest and anticipation and focusing on security selection and sector allocation
 .The team manages approximately $40 billion in fixed-income assets for retail, institutional and high net worth clients.

                                      Years
                                      Primarily
 Name and Title   Fund Responsibility Responsible Five Year Employment History
--------------------------------------------------------------------------------
 Jonathan A.      Senior Portfolio       Since    Mr. Beinner joined the
 Beinner          Manager --             1994     Investment Adviser in 1990.
 Managing         Balanced (Fixed-
 Director and     Income)
 Co-Head U.S.
 Fixed Income
--------------------------------------------------------------------------------
 Richard C. Lucy  Senior Portfolio       Since    Mr. Lucy joined the Investment
 Managing         Manager --             1994     Adviser in 1992.
 Director and     Balanced (Fixed-
 Co-Head U.S.     Income)
 Fixed Income
--------------------------------------------------------------------------------

6-B

                                                               SERVICE PROVIDERS

 Real Estate Securities Team

The Real Estate Securities portfolio management team includes individuals with backgrounds in:
 .fundamental real estate acquisition, development and operations
 .real estate capital markets
 .mergers and acquisitions
 .asset management

                                                  Years
                                                  Primarily
 Name and Title   Fund Responsibility             Responsible Five Year Employment History
------------------------------------------------------------------------------------------
 Herbert E.            Senior Portfolio Manager--    Since      Mr. Ehlers joined the
 Ehlers                Real Estate Securities        1998       Investment Adviser in
 Managing                                                       1997.
 Director                                                       From 1994 to 1997, he
                                                                was
                                                                the Chief Investment
                                                                Officer
                                                                and Chairman of Liberty.
                                                                He
                                                                was a portfolio manager
                                                                and
                                                                President at Liberty's
                                                                predecessor firm, Eagle
                                                                Asset Management
                                                                ("Eagle"), from 1984 to
                                                                1994.
------------------------------------------------------------------------------------------
 Elizabeth             Portfolio Manager--           Since      Ms. Groves joined the
 Groves                Real Estate Securities        1998       Investment Adviser in
 Vice President                                                 1998. Her previous
                                                                experience includes 12
                                                                years in the real estate
                                                                and real estate finance
                                                                business. From 1991 to
                                                                1997, she worked in the
                                                                Real Estate Department
                                                                of the Investment
                                                                Banking Division of
                                                                Goldman Sachs, where she
                                                                was responsible for both
                                                                public and private
                                                                capital market
                                                                transactions.
------------------------------------------------------------------------------------------
 Mark Howard-          Portfolio Manager--           Since      Mr. Howard-Johnson
 Johnson               Real Estate Securities        1998       joined the Investment
 Vice President                                                 Adviser in 1998. His
                                                                previous experience
                                                                includes 15 years in the
                                                                real estate finance
                                                                business. From 1996 to
                                                                1998, he was the senior
                                                                equity analyst for
                                                                Boston Financial,
                                                                responsible for the
                                                                Pioneer Real Estate
                                                                Shares Fund. Prior to
                                                                joining Boston
                                                                Financial, from 1994 to
                                                                1996, Mr. Howard-Johnson
                                                                was a real estate
                                                                securities analyst for
                                                                The Penobscot Group,
                                                                Inc., one of only two
                                                                independent research
                                                                firms in the public real
                                                                estate securities
                                                                business. For five years
                                                                prior to this, he held
                                                                senior management
                                                                positions within various
                                                                real estate divisions of
                                                                the Fleet Financial
                                                                Group.
------------------------------------------------------------------------------------------

                                                                             7-B

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as the Funds' transfer agent (the "Transfer Agent") and as such, performs various share-holder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regula-tory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," which may lead to computer shutdowns or errors (com-

8-B

                                                               SERVICE PROVIDERS

 monly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this prob-lem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 .In addition, Investment Adviser has undertaken measures to ensure that it appropriately takes into account available information concerning the Year 2000 preparedness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Investment Adviser believes to be reliable, including the issuers' public regulatory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.


                                                                             9-B

Dividends

Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund. Spe-cial restrictions may apply for exchanges in certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

                        Investment       Capital Gains
Fund                    Income Dividends Distributions
------------------------------------------------------
Balanced                   Quarterly       Annually
------------------------------------------------------
Growth and Income          Quarterly       Annually
------------------------------------------------------
CORE Large Cap Value       Quarterly       Annually
------------------------------------------------------
CORE U.S. Equity            Annually       Annually
------------------------------------------------------
CORE Large Cap Growth       Annually       Annually
------------------------------------------------------
CORE Small Cap Equity       Annually       Annually
------------------------------------------------------
Capital Growth              Annually       Annually
------------------------------------------------------
Strategic Growth            Annually       Annually
------------------------------------------------------
Growth Opportunities        Annually       Annually
------------------------------------------------------
Mid Cap Value               Annually       Annually
------------------------------------------------------
Small Cap Value             Annually       Annually
------------------------------------------------------
Real Estate Securities     Quarterly       Annually
------------------------------------------------------

10-B

From time to time a portion of a Fund's dividends may constitute a return of capital.

 At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, sub-sequent distributions on such shares from such income or realized apprecia-tion may be taxable to the investor even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

                                                                            11-B

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Service Shares.

 HOW TO BUY SHARES


 How Can I Purchase Service Shares Of The Funds?
 Generally, Service Shares may be purchased only through institutions that have agreed to provide account administration and personal and account main-tenance services to their customers who are the beneficial owners of Service Shares. These institutions are called "Service Organizations." Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place pur-chase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their cus-tomers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Pur-chases of Service Shares must be settled within three business days of receipt of a complete purchase order.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:
 .Wire federal funds to State Street Bank and Trust Company ("State Street")
  (each Fund's custodian) on the next business day; or .Initiate an Automated Clearing House Network ("ACH") transfer on the next business day; or
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds--(Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. Goldman Sachs Trust (the "Trust") will not accept a check drawn on a foreign bank or a third-party check.

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Service Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers
 .Processing orders to purchase, redeem or exchange shares for customers

                                                                             1-H

 .Responding to inquiries from prospective and existing shareholders .Assisting customers with investment procedures

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other interme-diaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .Service Organizations and intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a service plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds, that are attributable to or held in the name of a Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regard-ing these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Pro-spectus.

2-H

                                                               SHAREHOLDER GUIDE


 What Is My Minimum Investment In The Funds?
 The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Serv-ice Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Reject or restrict any purchase or exchange orders by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Service Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                    (Value of Assets of the Class)
                     - (Liabilities of the Class)
     NAV = _______________________________
                 Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations or if accurate quotations are not readily available, at fair value as determined in good faith under procedures established by the Trustees.
 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
 .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if

                                                                             3-H
 regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discre-tion, makes an adjustment in light of the nature and materially of the event, its effect on Fund operations and other relevant factors.

 HOW TO SELL SHARES


 How Can I Sell Service Shares Of The Funds?
 Generally, Service Shares may be sold (redeemed) only through Service Orga-nizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem Service Shares upon request on any business day at their NAV next determined after receipt of such request of an order in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

 A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Appli-cation.


  By Writing:    Goldman Sachs Funds
                 4900 Sears Tower--60th Floor
                 Chicago, IL 60606-6372
 --------------------------------------------
                 1-800-621-2550 (8:00 a.m. to
  By Telephone:   4:00 p.m. New York time)
 --------------------------------------------

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not

4-H

                                                               SHAREHOLDER GUIDE

 employed, the Trust may be liable for any loss due to unauthorized or fraud-ulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request will be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: The Funds will arrange for redemption proceeds to be wired as fed-eral funds to the bank account designated in the recordholder's Account Application. The following general policies govern wiring redemption pro-ceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request, unless you are selling shares you recently paid for by check. In that case, the Funds will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .Neither the Trust nor Goldman Sachs assumes any responsibility for the per-formance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.
 .If the redeemed shares were recently paid for by check, the Funds will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

 By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly exe-cuted redemption request, unless the shares to be sold were recently paid for by check. In that case, the Funds will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

                                                                             5-H

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Trust reserves the right to:
 .Redeem the Service Shares of any Service Organization whose account balance falls below $50 as a result of earlier redemptions. The Funds will not redeem Service Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market conditions. The Fund will give 60 days' prior written notice to allow a Service Organiza-tion to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem the shares in other circumstances determined by the Board of Trust-
  ees to be in the interests of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Service Shares of a Fund at NAV for Service Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For Exchanging Shares:
 -----------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund names and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Fund
                    4900 Sears Tower--60th Floor
                    Chicago, IL 60606-6372
 -----------------------------------------------------------------------
  By Telephone:    if you have not declined the telephone redemption
                   privileges on your Account Application:
                   .1-800-621-2550 (8:00 a.m. to
                    4:00 p.m. New York time)
 -----------------------------------------------------------------------

6-H

                                                               SHAREHOLDER GUIDE


 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.

 Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types of Reports Will Be Sent Regarding Investments In Service Shares? Service Organizations will receive from the Funds annual reports containing audited financial statements and semiannual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. A year-to-date statement for accounts will be provided upon request made to Goldman Sachs. Service Orga-nizations are responsible for providing these or other reports to their cus-tomers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

                                                                             7-H

Taxation

 TAXABILITY OF DISTRIBUTIONS


 Fund distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) to the extent they are attributable to the Fund's net investment income, certain net realized foreign exchange gains and net short-term capital gains. They are taxable as long-term capital gains to the extent they are attributable to the Fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest in additional shares or take the distribution as cash. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior Decem-ber 31. The tax status and amounts of the dividends and distributions for each calendar year will be detailed in your annual tax statement from the Fund.

 At any time, a portion of a Fund's NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distributions on a Fund's shares may be taxable to you, even if the NAV of your shares is, as a result, reduced below the cost of those shares and the distributions represent a return of your purchase price.

 A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

 Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income. Under certain circum-stances, the Funds may make an election to treat a proportionate amount of such taxes as constituting a distribution to you, which would allow you either (1) to credit such proportionate amount of taxes against your U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

                                                                             1-D

 TAXABILITY OF SALES AND EXCHANGES


 Any sale or exchange of Fund shares may generate a tax liability (unless your investment is in an IRA or other tax-advantaged account). Depending upon the purchase or sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

 You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods that you hold shares.) Any loss rec-ognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

 There are certain tax requirements that all Funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instru-ments.

 In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from a Fund or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

2-D

APPENDIX A

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, SECURITIES AND TECHNIQUES

 A. General Portfolio Risks.


 The Funds will be subject to the risks associated with equity securities. "Equity securities" include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock pur-chase rights. In general, stock values fluctuate in response to the activi-ties of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cycli-cal, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income investments. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Con-versely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and a Fund will not recover its invest-ment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (exten-sion risk). In general, if interest rates on new mortgage loans fall suffi-ciently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

 The Funds are subject to certain fundamental investment restrictions that are described in the Additional Statement. Fundamental investment restric-tions of a Fund cannot be changed without approval of a majority of the out-standing shares of that Fund as defined in the Additional Statement. Each Fund's investment objectives

                                                                             3-D
 and all policies not specifically designated as fundamental are non-funda-mental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. See "Financial High-lights" in Appendix B for a statement of the Funds' historical portfolio turnover rates.

 B. Other Portfolio Risks.


 Risks of Investing in Small Capitalization Companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfo-lio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain peri-ods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of average economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitaliza-tion companies and REITs may be more difficult to price precisely the other types of securities because of their characteristics and lower trading vol-umes.

 Risks of Foreign Investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securi-ties of U.S. issuers. Foreign investments may be affected by changes in cur-rency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S.

4-D

                                                                      Appendix A

 dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such divi-dends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union ("EU") pre-sents unique uncertainties, including the legal treatment of certain out-standing financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries in the European Union such as the United Kingdom and Den-mark, into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Funds.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, political or social instability or diplomatic developments which could affect investments in those countries.

                                                                             5-D

 Concentration of a Fund's assets in one of a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the gov-ernmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel pay-ment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the avail-ability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sov-ereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. Funds that invest in securities of issuers in emerging countries will be subject to heightened risks. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respec-tive clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limi-tations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such

6-D

                                                                      Appendix A

 countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. A Fund's investment in emerging coun-tries may also be subject to withholding or other taxes, which may be sig-nificant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its

                                                                             7-D
 portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.
 The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries, thus subjecting the Fund to a greater risk of loss if a securities firm defaults in the performance of its responsibili-ties.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of particular investment, or investment generally, in such coun-tries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor per-ceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price pre-cisely because of their characteristics and lower trading volumes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Derivative Investments. A Fund's transactions, if any, in options, futures, options on futures, swaps, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments or, the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in secu-rities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return) which is considered a speculative practice and pre-sents even greater risk of loss.

8-D

                                                                      Appendix A


 Risk of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

 .Both domestic and foreign securities that are not readily marketable .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

 Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. Government (and its agen-cies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

                                                                             9-D

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

 .U.S. Government securities
 .Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's .Certificates of deposit
 .Bankers' acceptances
 .Repurchase agreements
 .Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

 C. Portfolio Securities and Techniques.


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 Convertible Securities

 Convertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Con-vertible securities have both equity and fixed-income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convert-

10-D

                                                                      Appendix A

 ible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Foreign Currency Transactions

 A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific cur-rency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.


 Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the Investment Adviser determines that there is a pattern of cor-relation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgement of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date.

 Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 Structured Securities

 Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or

                                                                            11-D
 other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or neg-atively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at matu-rity. In addition, changes in the interest rates or the value of the secu-rity at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securi-ties.

 Structured securities include, but are not limited to, inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the vola-tility of its market value.

 REITs

 REITS are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mort-gage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possi-ble declines in the value of real estate, general and local economic condi-tions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including man-agement fees, paid by a REIT in which it invests.

 Options on Securities, Securities Indices and Foreign Currencies

 A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instru-ment during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obliga-tion to sell, the underlying instrument

12-D

                                                                      Appendix A

 during the option period. Certain Funds may write (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index comprised of securities in which they may invest. A Fund that invests in foreign securities may also purchase and sell (write) put and call options on foreign currencies.


 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater liquidity and credit risks.

 Futures Contracts and Options on Futures Contracts

 Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various secu-rities (such as U.S. Government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

 A Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return; or to hedge against changes in interest rates, securities prices or currency exchange rates, or to the extent applicable, otherwise manage its term structure and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transac-tions with respect to any such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent per-

                                                                            13-D
 mitted by such regulations. A Fund may not purchase or sell futures con-tracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the mar-ket value of the Fund's net assets.

 Futures contracts and related options present the following risks:

 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 Equity Swaps

 Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common

14-D

                                                                      Appendix A

 stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments

 When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is con-sidered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the sold secu-rities may increase before the settlement date. Although a Fund will gener-ally purchase securities on a whenissued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments before settlement whenever the Investment Adviser deems it appropriate.

 Lending of Portfolio Securities

 Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. Government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or possible loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 Short Sales Against-the-Box

 Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

                                                                            15-D

 Preferred Stock, Warrants and Rights

 Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default of other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the war-rant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Standard & Poor's Depository Receipts

 The Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transac-tion costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

16-D

 MORTGAGE DOLLAR ROLLS


 Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between (a) the price received for the securi-ties sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

 Successful use of mortgage dollar rolls depends upon the Investment Advis-er's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its predictions, the Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the pur-chase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

 Mortgage-Backed Securities

 Mortgage-Backed Securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of "credit enhancement." However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

 Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be

                                                                             1-E
 made on a CMO class until all other classes having an earlier stated matu-rity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

 Mortgaged-Backed Securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the prin-cipal payments from a pool of mortgage loans. The market value of SMBS con-sisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than pre-vailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Mortgage-Backed Securities (including CMOs, REMICs and SMBS) are subject to both call risk and extension risk as previously described. Because of these risks, these securities can have significantly greater price and yield vola-tility than with traditional fixed-income securities.

 The value of Mortgage-Backed Securities that are structured as pass-through mortgage securities that are collateralized by ARMs are less likely to rise during periods of declining interest rates to the same extent as fixed-rate securities. This is because interest rate declines may result in accelerated prepayments of mortgages with the result that proceeds from prepayments will be reinvested at lower interest rates. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund's invest-ments in ARMs may fluctuate more substantially since these limits may pre-vent the security from fully adjusting its interest rate to the prevailing market rates.

 Asset-Backed Securities

 Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of pre-payments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-

2-E
 backed securities can be expected to accelerate. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed col-lateral may not be available to support payments on these securities.

 Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds

 These securities are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind secu-rities are securities that have interest payable by the delivery of addi-tional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

 Yield Curve Options

 Certain Funds may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options pres-ent a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 Borrowings and Reverse Repurchase Agreements

 The Funds can borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agree-ment to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agree-ments may also be entered into when the Investment Adviser expects that the interest income to be earned from the invest-

                                                                             3-E
 ment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars

 Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are simi-lar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a ref-erence pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transac-tion the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occur-rence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified curren-cies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor enti-tles the purchaser, to the extent that a specified index falls below a pre-determined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 Certain Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transac-tions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment perfor-mance of a Fund would be less favorable than it would have been if these investment techniques were not used.

4-E

Appendix C
Prior Performance of Similarly Advised Accounts of the Investment Adviser

 CORE LARGE CAP VALUE FUND


                     CORE    RUSSELL
                   LARGE CAP  1000
                     VALUE    VALUE
                   COMPOSITE  INDEX
------------------------------------
  1998                  %        %
  1997                  %        %
  1996                  %        %
  1995                  %        %
  1994                  %        %
  1993                  %        %
  8/1/92-12/31/92       %        %
------------------------------------

                                         AVERAGE ANNUAL TOTAL RETURN
                                   ONE YEAR   3 YEARS    5 YEARS     SINCE
                                    ENDED      ENDED      ENDED    INCEPTION
                                  12/31/1998 12/31/1998 12/31/1998 (8/1/92)
----------------------------------------------------------------------------
  CORE Large Cap Value Composite       %          %          %          %
  Russell 1000 Value Index             %          %          %          %
----------------------------------------------------------------------------

 The preceding table sets forth the Investment Adviser's composite perfor-mance data relating to the historical performance of all discretionary pri-vate accounts managed by the Investment Adviser that have investment objec-tives, policies, and strategies substantially similar to the CORE Large Cap Value Fund. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as mea-sured against the Russell 1000 Value Index and does not represent the per-formance of the CORE Large Cap Value Fund. Investors should not consider this performance data as a substitute for the performance of the CORE Large Cap Value Fund nor should investors consider this data as an indication of future performance of the CORE Large Cap Value Fund or of the Investment Adviser. The Russell 1000 Value Index is unmanaged and investors cannot invest directly in the index.

 In accordance with the standards of the Association for Investment Manage-ment and Research ("AIMR"), the Investment Adviser's composite performance data was calculated on a time-weighted and asset-weighted total return basis which

                                                                      APPENDIX C

 includes realized and unrealized gains and losses plus income. Total return performance of the CORE Large Cap Value Fund will be calculated in accor-dance with the regulations of the SEC. The SEC standardized average annual total return is neither time-weighted nor asset-weighted and is determined for specified periods by computing the annual percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the differ-ences in methodology between AIMR and SEC requirements could result in dif-ferent performance data for identical time periods.

 The actual expenses of the private accounts included in the composite were lower than the estimated expenses of the Fund. Accordingly, the performance record of the composite has been adjusted downward based on the estimated expenses of the Service Shares of the CORE Large Cap Value Fund during its first year of operations. All returns presented reflect the reinvestment of dividends and other earnings. The private accounts are not subject to the same diversification requirements, specific tax restrictions and investment limitations imposed on the CORE Large Cap Value Fund by the Investment Com-pany Act of 1940 and Subchapter M of the Internal Revenue Code. Consequent-ly, the performance results of the Investment Adviser's composite could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Appendix D
Prior Performance of Similarly Advised Accounts of the Investment Adviser

 STRATEGIC GROWTH FUND


                STRATEGIC  S&P
                 GROWTH    500
                COMPOSITE INDEX
-------------------------------
  1998               %       %
  1997               %       %
  1996               %       %
  1995               %       %
  1994               %       %
  1993               %       %
      -12/31/        %       %
-------------------------------

                                     AVERAGE ANNUAL TOTAL RETURN
                               ONE YEAR   3 YEARS    5 YEARS     SINCE
                                ENDED      ENDED      ENDED    INCEPTION
                              12/31/1998 12/31/1998 12/31/1998  (    )
------------------------------------------------------------------------
  Strategic Growth Composite       %          %          %          %
  S&P 500 Index                    %          %          %          %
------------------------------------------------------------------------

 The preceding table sets forth the Investment Adviser's composite perfor-mance data relating to the historical performance of all discretionary pri-vate accounts managed by the Investment Adviser that have investment objec-tives, policies, and strategies substantially similar to the Strategic Growth Fund. The information is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as mea-sured against the S&P 500 Index and does not represent the performance of the Strategic Growth Fund. Investors should not consider this performance data as a substitute for the performance of the Strategic Growth Fund nor should investors consider this data as an indication of future performance of the Strategic Growth Fund or of the Investment Adviser. The S&P 500 Index is unmanaged and investors cannot invest directly in the index.

 In accordance with the standards of the Association for Investment Manage-ment and Research ("AIMR"), the Investment Adviser's composite performance data was calculated on a time-weighted and asset-weighted total return basis which includes realized and unrealized gains and losses plus income. Total return performance of the Strategic Growth Fund will be calculated in accor-dance with the

                                                                      APPENDIX D

 regulations of the SEC. The SEC standardized average annual total return is neither time-weighted nor asset-weighted and is determined for specified periods by computing the annual percentage change in the value of an initial amount that is invested in a share class of the Fund at the maximum public offering price. Investors should be aware that the differences in methodol-ogy between AIMR and SEC requirements could result in different performance data for identical time periods.

 The actual expenses of the private accounts included in the composite were lower than the estimated expenses of the Fund. Accordingly, the performance record of the composite has been adjusted downward based on the estimated expenses of the Service Shares of the Strategic Growth Fund during its first year of operations. All returns presented reflect the reinvestment of divi-dends and other earnings. The private accounts are not subject to the same diversification requirements, specific tax restrictions and investment limi-tations imposed on the Strategic Growth Fund by the Investment Company Act of 1940 and Subchapter M of the Code. Consequently, the performance results of the Investment Adviser's composite could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Index

   1 General Investment Management Approach
     Fund Investment Objectives and Strategies
       3 Goldman Sachs Balanced Fund
       4 Goldman Sachs Growth and Income Fund
         Goldman Sachs CORE Large Cap Value Fund
       5 Goldman Sachs CORE U.S. Equity Fund
       6 Goldman Sachs CORE Large Cap Growth Fund
       7 Goldman Sachs CORE Small Cap Equity Fund
       8 Goldman Sachs Capital Growth Fund
         Goldman Sachs Strategic Growth Fund
         Goldman Sachs Growth Opportunities Fund
       9 Goldman Sachs Mid Cap Value Fund
      10 Goldman Sachs Small Cap Value Fund

      xx Goldman Sachs Real Estate Securities Fund
     Other Investment Practices and Securities
     Principal Risks of the Funds
     Fund Performance
  12 Fund Fees and Expenses
     Service Providers
     Dividends
     Shareholder Guide
         How To Buy Shares
         How To Sell Shares
     Taxation
 A-1 Appendix A--
     Additional Information on Portfolio Risks,
     Securities and Techniques
 B-1 Appendix B--
     Financial Highlights
 C-1 Appendix C
 D-1 Appendix D

Domestic Equity Funds
Prospectus (Service Shares)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Pro-spectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-621-2550
 By mail - Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. The Funds' investment company registration number is 811-5349.

                                     [LOGO]

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION
                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES
                                 SERVICE SHARES
                              INSTITUTIONAL SHARES

                          GOLDMAN SACHS BALANCED FUND
                      GOLDMAN SACHS GROWTH AND INCOME FUND
                    GOLDMAN SACHS CORE LARGE CAP VALUE FUND
                      GOLDMAN SACHS CORE U.S. EQUITY FUND
                    GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
                    GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
                  GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
                       GOLDMAN SACHS CAPITAL GROWTH FUND

                      GOLDMAN SACHS STRATEGIC GROWTH FUND
                    GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
                       GOLDMAN SACHS MID CAP EQUITY FUND
                    GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                       GOLDMAN SACHS SMALL CAP VALUE FUND
                       GOLDMAN SACHS EUROPEAN EQUITY FUND
                       GOLDMAN SACHS JAPANESE EQUITY FUND
                   GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
                   GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
                         GOLDMAN SACHS ASIA GROWTH FUND
                   GOLDMAN SACHS REAL ESTATE SECURITIES FUND

                   (Equity Portfolios of Goldman Sachs Trust)

                                4900 Sears Tower
                         Chicago, Illinois  60606-6303

     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectuses for the Class A Shares, Class B Shares, Class C Shares, Service Shares and Institutional Shares of: Goldman Sachs Balanced Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Mid Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs European Equity Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund and Goldman Sachs Real Estate Securities Fund dated

May 3, 1999 (the "Prospectuses"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.

     The audited financial statements and related report of __________________, independent public accountants, for each Fund contained in each Fund's 1999 annual report is incorporated herein by reference in the section "Financial Statements." No other portions of the Fund's Annual Report are incorporated by reference.

                               TABLE OF CONTENTS                     Page
                                                                     ----


INTRODUCTION..........................................................
INVESTMENT POLICIES...................................................
INVESTMENT RESTRICTIONS...............................................
MANAGEMENT............................................................
PORTFOLIO TRANSACTIONS AND BROKERAGE..................................
NET ASSET VALUE.......................................................
PERFORMANCE INFORMATION...............................................
SHARES OF THE TRUST...................................................
TAXATION..............................................................
FINANCIAL STATEMENTS..................................................
OTHER INFORMATION.....................................................
DISTRIBUTION AND SERVICE PLANS........................................
OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE,
     PURCHASES, REDEMPTIONS, EXCHANGES AND DIVIDENDS..................
SERVICE PLAN..........................................................
APPENDIX A..........................................................1-A
APPENDIX B..........................................................1-B

             The date of this Additional Statement is May 3, 1999.

GOLDMAN SACHS FUNDS MANAGEMENT, L.P.

Investment Adviser to:
Goldman Sachs CORE U.S. Equity Fund
Goldman Sachs Capital Growth Fund
One New York Plaza
New York, New York 10004

GOLDMAN SACHS ASSET MANAGEMENT

Investment Adviser to:
Goldman Sachs Balanced Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs CORE Large Cap Value Fund
Goldman Sachs CORE Large Cap Growth Fund
Goldman Sachs CORE Small Cap Equity Fund

Goldman Sachs Strategic Growth Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs CORE International Equity Fund
Goldman Sachs Mid Cap Equity Fund
Goldman Sachs Small Cap Value Fund
Goldman Sachs Real Estate Securities Fund
One New York Plaza
New York, New York  10004

GOLDMAN, SACHS & CO.

Distributor
85 Broad Street
New York, New York 10004

GOLDMAN, SACHS & CO.
Transfer Agent
4900 Sears Tower
Chicago, Illinois  60606

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL

Investment Adviser to:
Goldman Sachs International Equity Fund
Goldman Sachs European Equity Fund
Goldman Sachs Japanese Equity Fund
Goldman Sachs International Small Cap Fund
Goldman Sachs Emerging Markets Equity Fund
Goldman Sachs Asia Growth Fund

133 Petersborough Court
London, England EC4A 2BB


                     Toll free (in U.S.) . . . 800-621-2550

                                  INTRODUCTION

     Goldman Sachs Trust (the "Trust") is an open-end, management investment company. The Trust is organized as a Delaware business trust, and is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust are described in this Additional
Statement: Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), Goldman Sachs CORE Large Cap Value Fund ("CORE Large Cap Value Fund"), Goldman Sachs CORE U.S. Equity Fund ("CORE U.S. Equity Fund")(formerly known as "Goldman Sachs Select Equity Fund"), Goldman Sachs CORE Large Cap Growth Fund ("CORE Large Cap Growth Fund"), Goldman Sachs CORE Small Cap Equity Fund ("CORE Small Cap Equity Fund"), Goldman Sachs CORE International Equity Fund ("CORE International Equity Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs Strategic Growth Fund ("Strategic Growth Fund"), Goldman Sachs Growth Opportunities Fund ("Growth Opportunities Fund"), Goldman Sachs Mid Cap Equity Fund ("Mid Cap Equity Fund"), Goldman Sachs International Equity Fund ("International Equity Fund"), Goldman Sachs Small Cap Value Fund ("Small Cap Value Fund"), Goldman Sachs European Equity Fund ("European Equity Fund"), Goldman Sachs Japanese Equity Fund ("Japanese Equity Fund"), Goldman Sachs International Small Cap Fund ("International Small Cap Fund"), Goldman Sachs Emerging Markets Equity Fund ("Emerging Markets Equity Fund"), Goldman Sachs Asia Growth Fund ("Asia Growth Fund") and Goldman Sachs Real Estate Securities Fund ("Real Estate Securities Fund") (collectively referred to herein as the "Funds"). As of May 3, 1999, no shares of the Strategic Growth or Growth Opportunities Funds had been offered.

     The Funds, except the European Equity, Japanese Equity, International Small Cap, CORE Large Cap Value, CORE Large Cap Growth, CORE International Equity, Strategic Growth Fund, Growth Opportunities Fund, CORE Small Cap Equity and Real Estate Securities Funds, were initially organized as a series of a corporation formed under the laws of the State of Maryland on September 27, 1989 and were reorganized as a Delaware business trust as of April 30, 1997. The Trustees have authority under the Trust's charter to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. Each Fund currently offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Service Shares. See "Shares of the Trust."

     Goldman Sachs Asset Management, ("GSAM") a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Investment Adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, Strategic Growth, Growth Opportunities, CORE International Equity, Mid Cap Equity, Small Cap Equity and Real Estate Securities Funds. Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, serves as the Investment Adviser to the CORE U.S. Equity and Capital Growth Funds. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as the Investment Adviser to the International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds. GSAM, GSFM and GSAMI are sometimes referred to collectively herein as the "Investment Advisers." In addition,

 Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company ("State Street").

     The following information relates to and supplements the description of each Fund's investment policies contained in the Prospectuses. See the Prospectuses for a fuller description of the Funds' investment objectives and policies. There is no assurance that a Fund will achieve its objective.

                              INVESTMENT POLICIES

     Each Fund has distinct investment objectives and policies. There can be no assurance that a Fund's objectives will be achieved. Each Fund is a "diversified open-end management company" as defined in the Investment Company Act of 1940, as amended (the "Act").

     Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.

General Information Regarding All Funds.
---------------------------------------

     The Investment Adviser may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). In choosing a Fund's securities, the Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity securities in a Fund's portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

     Value Style Funds. Growth and Income, Mid Cap Equity, Small Cap Value Funds and the equity portion of Balanced Fund are managed using a value oriented approach. The Investment Adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Investment Adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices.

     [Growth Style Funds. The Capital Growth, Strategic Growth and Growth Opportunities Funds are managed using a growth equity oriented approach. Equity securities for these Funds are selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the

Investment Adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. The Funds will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security's prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; strong competitive advantages; effective research, product development, and marketing; pricing flexibility; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.]

     Quantitative Style Funds. CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds (the "CORE Equity Funds") are managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the CORE Funds' investment process. This investment process and the proprietary multifactor model used to implement it are discussed below.

     Investment Process. The Investment Adviser begins with a broad universe of U.S. equity securities for CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity Funds (the "CORE U.S. Equity Funds"), and a broad universe of foreign equity securities for CORE International Equity Fund. As described more fully below, the Investment Adviser uses a proprietary multifactor model (the "Multifactor Model") to forecast the returns of different markets, currencies and individual securities. In the case of an equity security followed by the Goldman Sachs Global Investment Research Department (the "Research Department"), a rating is assigned based upon the Research Department's evaluation. In the discretion of the Investment Adviser, ratings may also be assigned to equity securities based on research ratings obtained from other industry sources.

     In building a diversified portfolio for each CORE Equity Fund, the Investment Adviser utilizes optimization techniques to seek to maximize the Fund's expected return, while maintaining a risk profile similar to the Fund's benchmark. Each portfolio is primarily composed of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the relevant Fund's benchmark.

     Multifactor Models. The Multifactor Models are rigorous computerized rating systems for forecasting the returns of different equity markets, currencies and individual equity securities according to fundamental investment characteristics. The CORE U.S. Funds use one Multifactor Model to forecast the returns of securities held in each Fund's portfolio. CORE International Equity Fund uses multiple Multifactor Models to forecast returns. Currently, CORE International Equity Fund uses one model to forecast equity market returns, one model to forecast currency returns and 22 separate models to forecast individual equity security returns in 22 different countries. Despite this variety, all

Multifactor Models incorporate common variables covering measures of value, growth, momentum and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions, earnings stability, and, in the case of models for CORE International Equity Fund, currency momentum and country political risk ratings). All of the factors used in the Multifactor Models have been shown to significantly impact the performance of the securities, currencies and markets they were designed to forecast.

     The weightings assigned to the factors in the Multifactor Model used by the CORE U.S. Funds are derived using a statistical formulation that considers each factor's historical performance in different market environments. As such, the U.S. Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because they include many disparate factors, the Investment Adviser believes that all the Multifactor Models are broader in scope and provide a more thorough evaluation than most conventional quantitative models. Securities and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics. By using a variety of relevant factors to select securities, currencies or markets, the Investment Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select such investments.

     The Investment Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities, currencies or markets are selected for or weighted in a Fund. Such changes (which may be the result of changes in the Multifactor Models or the method of applying the Multifactor Models) may include: (i) evolutionary changes to the structure of the Multifactor Models (e.g., the addition of new factors or a new means of weighting the factors);
(ii) changes in trading procedures (e.g., trading frequency or the manner in which a Fund uses futures); or (iii) changes in the method by which securities, currencies or markets are weighted in a Fund. Any such changes will preserve a Fund's basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

     Research Department. In assigning ratings to equity securities, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to under perform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

     By employing both a quantitative (i.e., the Multifactor Models) and a qualitative (i.e., research enhanced) method of selecting securities, each CORE Equity Fund seeks to capitalize on the strengths of each discipline.

     Other Information. Since normal settlement for equity securities is three trading days (for certain international markets settlement may be longer), the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund's net assets. CORE Large Cap Value, CORE

U.S. Equity and CORE Large Cap Equity Funds may purchase futures contracts only with respect to the S&P 500 Index (in the case of CORE U.S. Equity Fund) and a representative index (in the case of CORE Large Cap Value, CORE Large Cap Growth Funds) in order to keep a Fund's effective equity exposure close to 100%. CORE Small Cap Equity and CORE International Equity Funds may purchase other types of futures contracts. For example, if cash balances are equal to 5% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 5% of the Fund's net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.

     Actively Managed International Funds. The International Equity, Japanese Equity, European Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds are managed using an active international approach, which utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including Europe, Japan, Asia and the United States. In selecting securities, the Investment Adviser uses a long-term, bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity securities for these Funds are evaluated based on three key factors--the business, the management and the valuation. The Investment Adviser ordinarily seeks securities that have, in the investment adviser's opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the investment adviser uses a multi-factor risk model which seeks to assure that deviations from the benchmark are justifiable.]

     Real Estate Securities Fund. The investment strategy of the Real Estate Securities Fund is based on the premise that property market fundamentals are the primary determinant of growth underlying the success of companies in the real estate industry. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research and securities analysis. The Fund's Investment Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, research of local real estate market, earnings, cash flow growth and stability, the relationship between asset values and market prices of the securities and dividend payment history. The Investment Adviser will attempt to purchase securities so that its underlying portfolio will be diversified geographically and by property type.

Additional Information About Balanced Fund
------------------------------------------

     The investment objective of the Balanced Fund is to provide shareholders with long-term capital growth and current income. The Balanced Fund seeks to achieve its investment objective by investing in a balanced portfolio diversified among both equity and fixed-income securities.

     Balanced Fund is intended to provide a foundation on which an investor can build an investment portfolio or to serve as the core of an investment program, depending on the investor's goals. Balanced Fund is designed for relatively conservative investors who seek a combination of long-term capital growth and current income in a single investment. Balanced

Fund offers a portfolio of equity and fixed-income securities intended to provide less volatility than a portfolio completely invested in equity securities and greater diversification than a portfolio invested in only one asset class. Balanced Fund may be appropriate for people who seek capital appreciation but are concerned about the volatility typically associated with a fund that invests solely in stocks and other equity securities.

     Fixed-Income Strategies Designed to Maximize Return and Manage Risk.
GSAM's approach to managing the fixed-income portion of Balanced Fund's portfolio seeks to provide high returns relative to a market benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), while also seeking to provide high current income. This approach emphasizes (1) sector allocation strategies which enable GSAM to tactically overweight or underweight one sector of the fixed-income market (i.e., mortgages, corporate bonds, U.S. Treasuries, non-dollar bonds, emerging market debt) versus another; (2) individual security selection based on identifying relative value (fixed-income securities inexpensive relative to others in their sector); and (3) to a lesser extent, strategies based on GSAM's expectation of the direction of interest rates or the spread between short-term and long-term interest rates such as yield curve strategy.

     The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed income securities rated at least BBB or Baa by a nationally recognized statistical ratings organization ("NRSRO"). The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of mortgage-backed securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of asset-backed securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness or such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

     GSAM seeks to manage fixed-income portfolio risk in a number of ways.
These include diversifying the fixed-income portion of the Balanced Fund's portfolio among various types of fixed-income securities and utilizing sophisticated quantitative models to understand how the fixed-income portion of the portfolio will perform under a variety of market and economic scenarios. In addition, GSAM uses extensive credit analysis to select and to monitor any investment-grade or non-investment grade bonds that may be included in the Balanced Fund's portfolio. In employing this and other investment strategies, the GSAM team has access to extensive fundamental research and analysis available through Goldman Sachs and a broad range of other sources.

     A number of investment strategies will be used in selecting fixed-income securities for the Fund's portfolio. GSAM's fixed-income investment philosophy is to actively manage the portfolio within a risk-controlled framework. The Investment Adviser de-emphasizes interest rate anticipation by monitoring the duration of the portfolio within a narrow range of the Investment Adviser's target duration, and instead focuses on seeking to add value through sector selection, security selection and yield curve strategies.

     Market Sector Selection. Market sector selection is the underweighting or overweighting of one or more market sectors (i.e., U.S. Treasuries, U.S. Government agency securities, corporate securities, mortgage-backed securities and asset-backed securities). GSAM may decide to overweight or underweight a given market sector or subsector (e.g., within the corporate sector, industrials, financial issuers and utilities) based on, among other things, expectations of future yield spreads between different sectors or subsectors.

     Issuer Selection. Issuer selection is the purchase and sale of corporate securities based on a corporation's current and expected credit standing (within the constraints imposed by Balanced Fund's minimum credit quality requirements). This strategy focuses on four types of investment-grade corporate issuers. Selection of securities from the first type of issuers - those with low but stable credit - is intended to enhance total returns by providing incremental yield. Selecting securities from the second type of issuers - those with low and intermediate but improving credit quality - is intended to enhance total returns in two stages. Initially, these securities are expected to provide incremental yield. Eventually, price appreciation should occur relative to alternative securities as credit quality improves, the NRSROs upgrade credit ratings, and credit spreads narrow. Securities from the third type of issuers - issuers with deteriorating credit quality - will be avoided, since total returns are typically enhanced by avoiding the widening of credit spreads and the consequent relative price depreciation. Finally, total returns can be enhanced by focusing on securities that are rated differently by different rating organizations. If the securities are trading in line with the higher published quality rating while GSAM concurs with the lower published quality rating, the securities would generally be sold and any potential price deterioration avoided. On the other hand, if the securities are trading in line with the lower published quality rating while the higher published quality rating is considered more realistic, the securities may be purchased in anticipation of the expected market reevaluation and relative price appreciation.

     Yield Curve Strategy. Yield curve strategy consists of overweighting or underweighting different maturity sectors relative to a benchmark to take advantage of the shape of the yield curve. Three alternative maturity sector selections are available: a "barbell" strategy in which short and long maturity sectors are overweighted while intermediate maturity sectors are underweighted; a "bullet" strategy in which, conversely, short-and long-maturity sectors are underweighted while intermediate-maturity sectors are overweighted; and a "neutral yield curve" strategy in which the maturity distribution mirrors that of a benchmark.

Additional Information About International Equity Fund
------------------------------------------------------

     International Equity Fund will seek to achieve its investment objective by investing primarily in equity and equity-related securities of issuers that are organized outside the United States or whose securities are principally traded outside the United States. Because research coverage outside the United States is fragmented and relatively unsophisticated, many foreign companies that are well-positioned to grow and prosper have not come to the attention of investors. GSAMI believes that the high historical returns and less efficient pricing of foreign markets create favorable conditions for the International Equity Fund's highly focused investment approach. For a description of the risks of the International Equity Fund's investments in Asia, see "Investing in Emerging Markets, including Asia and Eastern Europe."

     A Rigorous Process of Stock Selection. Using fundamental industry and company research, GSAMI's equity team in London, Singapore and Tokyo seeks to identify companies that may achieve superior long-term returns. Stocks are carefully selected for International Equity Fund's portfolio through a three-stage investment process. Because the International Equity Fund is a long-term holder of stocks, the portfolio managers adjust the Fund's portfolio only when expected returns fall below acceptable levels or when the portfolio managers identify substantially more attractive investments.

     Using the research of Goldman Sachs as well as information gathered from other sources in Europe and the Asia-Pacific region, the Investment Adviser seeks to identify attractive industries around the world. Such industries are expected to have favorable underlying economics and allow companies to generate sustainable and predictable high returns. As a rule, they are less economically sensitive, relatively free of regulation and favor strong franchises.

     Within these industries the Investment Adviser seeks to identify well-run companies that enjoy a stable competitive advantage and are able to benefit from the favorable dynamics of the industry. This stage includes analyzing the current and expected financial performance of the company; contacting suppliers, customers and competitors; and meeting with management. In particular, the portfolio managers look for companies whose managers have a strong commitment to both maintaining the high returns of the existing business and reinvesting the capital generated at high rates of return. Management should act in the interests of the owners and seek to maximize returns to all stockholders.

     GSAMI's currency team manages the foreign exchange risk embedded in foreign equities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to add returns by seeking to take advantage of foreign exchange fluctuations.

     The members of GSAMI's international equity team bring together years of experience in analyzing and investing in companies in Europe and the Asia-Pacific region. Their expertise spans a wide range of skills including investment analysis, investment management, investment banking and business consulting. GSAM's worldwide staff of over 300 professionals includes portfolio managers based in London, Singapore and Tokyo who bring firsthand knowledge of their local markets and companies to every investment decision.


Corporate Debt Obligations
--------------------------

     Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund's net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

     The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Equity, Small Cap Value, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Advisers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating a Fund's net asset value.

     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Equity, Small Cap Value, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

     Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

     The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

U.S. Government Securities
--------------------------

     Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. A Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are move volatile than the market prices of securities that pay interest periodically.

Bank Obligations
----------------

     Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Zero Coupon Bonds
-----------------

     A Fund's investments in fixed-income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. Each Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund's distribution obligations.

Variable and Floating Rate Securities
-------------------------------------

     The interest rates payable on certain fixed-income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

Custodial Receipts
------------------

     Each Fund may invest up to 5% of its net assets in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For securities law purposes, custodial receipts are not considered U.S. Government securities.

Municipal Securities
--------------------

     Balanced Fund may invest up to 5% of its net assets in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

     The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed-income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities. The credit rating assigned to municipal securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such municipal securities.

     Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

Mortgage-Backed Securities
--------------------------

     General Characteristics. Each Fund (other than CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

     The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, its Investment Adviser may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

     Government Guaranteed Mortgage-Backed Securities. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped mortgage-backed securities. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

     A Fund's investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

     Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

     Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     Mortgage Pass-Through Securities. Each Fund (other than CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds) may invest in both government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --------
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --------
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders
                                              --------
as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

     Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     Credit Enhancement.  Credit support falls generally into two categories:
(i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among
                                                                  --------
all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

     Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

     Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. A Fund may invest in multiple class securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets").
The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     Stripped Mortgage-Backed Securities. Balanced and Real Estate Securities Funds may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Inverse Floating Rate Securities
--------------------------------

     Balanced and Real Estate Securities Funds may invest up to 5% of their net assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's 15% limitation on investments in such securities.

Asset-Backed Securities
-----------------------

     Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Loan Participations
-------------------

     Balanced Fund may invest in loan participations. Such loans must be to issuers in whose obligations Balanced Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

     Participation interests acquired by Balanced Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When Balanced Fund acts as co-lender in connection with a participation interest or when Balanced Fund acquires certain participation interests, Balanced Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where Balanced Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, Balanced Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, Balanced Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that Balanced Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the Balanced Fund will be regarded as illiquid.

     For purposes of certain investment limitations pertaining to diversification of the Balanced Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the Balanced Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Balanced Fund and the borrower will be deemed issuers of a loan participation.

Futures Contracts and Options on Futures Contracts
--------------------------------------------------

     Each Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. CORE Large Cap Value and CORE Large Cap Growth Funds may only enter into such transactions with respect to a representative index. CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index. The other Funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund will engage in futures and related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). Futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges. Neither the CFTC, National Futures Association nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund (other than CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are quoted or denominated in such currency. Each Fund (other than CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire. Balanced Fund may also use futures contracts to manage the term structure and duration of its fixed-income securities holdings in accordance with that Fund's investment objectives and policies.

     Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While each Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) foreign currency rates that would adversely affect the dollar value of such Fund's portfolio securities. Similarly, each Fund (other than CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may sell futures contracts on a currency in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Other Considerations. Each Fund will engage in futures transactions and will engage in related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations.

     In addition to bona fide hedging, a CFTC regulation permits a Fund to engage in other future transactions if the aggregate initial margin and premiums required to establish such positions in futures contracts and options on futures do not exceed 5% of the net asset value of such Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in futures contracts and, for a Fund permitted to do so, related options transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

     Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate with its custodian cash or liquid assets in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

     Perfect correlation between a Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

     The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of the Investment Adviser to analyze correctly the futures markets.

Options on Securities and Securities Indices
--------------------------------------------

     Writing Covered Options. Each Fund may write (sell) covered call and put options on any securities in which it may invest (other than CORE Large Cap Value, CORE U.S. Equity and CORE Large Cap Growth Funds). A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below.
A Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

     Call and put options written by a Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund.

     In addition, a written call option or put option may be covered by maintaining segregated cash or liquid assets (either of which may be quoted or denominated in any currency), by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.

     A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. A Fund may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price.

     A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

     Purchasing Options. Each Fund (other than the CORE Large Cap Value, CORE U.S. Equity and CORE Large Cap Growth Funds) may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.

     Yield Curve Options. Balanced and Real Estate Securities Funds, with respect to up to 5% of their net assets, may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Balanced and Real Estate Securities Funds may purchase or write yield curve options for the same purposes as other options on securities. For example, each Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. Balanced and Real Estate Securities Funds may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, a Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by Balanced and Real Estate Securities Funds will be "covered." A call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover a Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of such Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

     Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Each Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     Transactions by each Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Real Estate Investment Trusts
-----------------------------

     Each Fund may invest in shares of REITs. The Real Estate Securities Fund expects that a substantial portion of its total assets will be invested in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Warrants and Stock Purchase Rights
----------------------------------

     Each Fund may invest up to 5% of its net assets, calculated at the time of purchase, in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Fund. CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds have no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Securities
------------------

     Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the applicable Investment Adviser, to offer the potential for long-term growth of capital and income, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in foreign securities involves certain special risks, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, any Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. Balanced, CORE International Equity, International Equity, European Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund's assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") and (except for CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts").

     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

     To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation
of such instruments.   Investment in Depository Receipts does not eliminate all
the risks inherent in investing in securities of non-U.S. issuers. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depository receipts and the underlying securities are quoted. However, by investing in Depository Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

     Each Fund (except CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Markets, including Asia and Eastern Europe," below.


     Investing in Emerging Countries, including Asia and Eastern Europe. CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Asia Growth and Emerging Markets Equity Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including (for certain Funds) emerging country issuers, as well as the risks associated with investments quoted or denominated in foreign currencies. Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunity, Mid Cap Equity, Small Cap Value, and Real Estate Securities Funds may invest, to a lesser extent, in equity and equity-related securities of foreign issuers, including emerging country issuers.

     Each of the securities markets of the emerging countries is less liquid and subject to greater price volatility and has a smaller market capitalization than the U.S. securities markets. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

     Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country markets may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

     Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the emerging countries (such as Malaysia) is subject to restrictions which require governmental comments or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

     Each of the emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds' assets.

     The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

     A Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See "Taxation."

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

     Investing in Japan. The Japanese Equity Fund invests in the equity securities of Japanese companies. Japan's economy, the second-largest in the world, has grown substantially over the last three decades. The boom in Japan's equity and property markets during the expansion of the late 1980's supported high rates of investment and consumer spending on durable goods, but both of these components of demand have now retreated sharply following the decline in asset prices. Profits have fallen sharply, unemployment has reached a historical high and consumer confidence is low. The banking sector continues to suffer from non-performing loans and this economy is subject to deflationary pressures. Numerous discount-rate cuts since its peak in 1991, a succession of fiscal stimulus packages, support plans for the debt-burdened financial system and spending for reconstruction following the Kobe earthquake may help to contain the recessionary forces, but substantial uncertainties remain.

     In addition to the cyclical downturn, Japan is suffering through structural adjustments. Like the Europeans, the Japanese have seen a deterioration of their competitiveness due to high wages, a strong currency and structural rigidities. Finally, Japan is reforming its political process and deregulating its economy. This has brought about turmoil, uncertainty and a crisis of confidence.

     While the Japanese governmental system itself seems stable, the dynamics of the country's politics have been unpredictable in recent years. The economic crisis of 1990-92 brought the downfall of the conservative Liberal Democratic Party, which had ruled since 1955. Since then, the country has seen a series of unstable multi-party coalitions and several prime ministers come and go, because of politics as well as personal scandals. While there appears to be no reason for anticipating civic unrest, it is impossible to know when the political instability will end and what trade and fiscal policies might be pursued by the government that emerges.

     Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures as well as the economic condition of its trading partners. While Japan subsidizes its agricultural industry, only 19% of its land is suitable for cultivation and it is only 50% self-sufficient in food production. Accordingly, it is highly dependent on large imports of wheat, sorghum and soybeans. In addition, industry, its most important economic sector, depends on imported raw materials and fuels, including iron ore, copper, oil and many forest products. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, have caused trade tensions, particularly with the United States. Some trade agreements, however, have been implemented to reduce these tensions. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. A substantial rise in world oil or commodity prices could also have a negative affect. The strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

     Geologically, Japan is located in a volatile area of the world, and has historically been vulnerable to earthquakes, volcanoes and other natural disasters. As demonstrated by the Kobe earthquake in January of 1995, in which 5,000 people were killed and billions of dollars of damage was sustained, these natural disasters can be significant enough to affect the country's economy.

     Forward Foreign Currency Exchange Contracts. Growth and Income, CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Equity, Small Cap Value and Real Estate Securities Funds may enter into forward foreign currency exchange contracts for hedging purposes. Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

     A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

     Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if GSAM or GSAMI determines that there is a pattern of correlation between the two currencies.

     Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may also enter into forward contracts to seek to increase total return. Unless otherwise covered in accordance with applicable regulations, cash or liquid assets of a Fund will be segregated in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. The segregated assets will be marked-to-market on a daily basis. If the value of the segregated assets declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the assets will equal the amount of a Fund's commitments with respect to such contracts. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

     While a Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

      Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

     Writing and Purchasing Currency Call and Put Options. Each Fund (except CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

     Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may purchase call or put options on currency to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

     A call option written by a Fund obligates a Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund would obligate a Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value. For a description of how to cover written put and call options, see "Writing Covered Options" above.

     A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

     A Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

     In addition to using options for the hedging purposes described above, Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may use options on currency to seek to increase total return. Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

     Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time.
For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

     The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Currency Swaps, Mortgage Swaps, Credit Swaps, Index Swaps and Interest Rate
---------------------------------------------------------------------------
Swaps, Caps, Floors and Collars
-----------------------------------

     Balanced, Real Estate Securities, CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may, with respect to up to 5% of their net assets, enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, Balanced and Real Estate Securities Funds may, with respect to 5% of their net assets, enter into mortgage, credit, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment for the other party, upon the occurrence of specified credit events. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

     A Fund will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by a Fund under a currency swap or an interest rate floor, cap or collar is segregated in cash or liquid assets, the Funds and the Investment Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser.

     The use of interest rate, mortgage, index, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The Investment Advisers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Funds' transactions in swaps, caps, floors and collars.

Convertible Securities
----------------------

     Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of each Fund's investment policies.

Preferred Securities
--------------------

     Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Equity Swaps
------------

     Each Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

     A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make.
If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Funds and their Investment Advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

Lending of Portfolio Securities
-------------------------------

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents, U.S. Government securities or letters of intent maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Investment Advisers to be of good standing, and when, in the judgment of the Investment Advisers, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Investment Advisers determine to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of a Fund (including the loan collateral).

When-Issued Securities and Forward Commitments
----------------------------------------------

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is required to segregate until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Investment in Unseasoned Companies
----------------------------------

     Each Fund may invest up to 5% of its net assets, calculated at the time of purchase, in companies (including predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one NRSRO. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Other Investment Companies
--------------------------

     A Fund reserves the right to invest up to 5% of its net assets in the securities of other investment companies (including SPDRs) but may not acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Investment Adviser or any of its affiliates serves as investment Adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an Investment Adviser or any of its affiliates acts as Investment Adviser, the advisory and administration fees payable by the Fund to an Investment Adviser will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the Investment Adviser.

     SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

     Each Fund (other than CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. Each Fund (other than the Real Estate Securities Fund) may, subject to the limitations stated above, invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices.

Repurchase Agreements
---------------------

     Each Fund may enter into repurchase agreements with dealers in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. CORE International Equity, International Equity, Japanese Equity, European Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Balanced Funds may also enter into repurchase agreements involving certain foreign government securities. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     The Investment Advisers seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, a Fund, together with other registered investment companies having advisory agreements with the Investment Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements
-----------------------------

  Balanced Fund may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these arrangements, the Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund's outstanding shares.

     When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Mortgage Dollar Rolls
---------------------

     When Balanced Fund enters into a mortgage dollar roll, it will segregate cash or liquid assets in an amount equal to the forward purchase price until the settlement date.

Portfolio Turnover
------------------

     Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for equity securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "Investment Objectives and Policies" in the Prospectus. For purposes of the Act, "majority" means the lesser of (a) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds' fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

     A Fund may not:

(1) Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

(2) Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (other than the Goldman Sachs Real Estate Securities Fund, which will invest at least 25% or more of its total assets in the real estate industry) (excluding the U.S. Government or any of its agencies or instrumentalities).

(3) Borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

(4) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

(5) Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

(6) Purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

(7) Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(8) Issue senior securities to the extent such issuance would violate applicable law.

          Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

          In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

               A Fund may not:

(a)  Invest in companies for the purpose of exercising control or management.

(b) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

(c) Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

(d)  Make short sales of securities, except short sales against the box.

                                   MANAGEMENT

          The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Investment Advisers, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations.

          Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.


Name, Age                                 Positions                Principal Occupation(s)
and Address                              with Trust                  During Past 5 Years
-----------------------------------  -------------------  -----------------------------------------
Ashok N. Bakhru, 56                  Chairman             Chairman of the Board and Trustee -
1325 Ave. of the Americas            & Trustee            Goldman Sachs Variable Insurance Trust
New York, NY  10019                                       (registered investment company) (since
                                                          1997); Executive Vice President -
                                                          Finance and Administration and Chief
                                                          Financial Officer, Coty Inc. (since
                                                          April 1996); President, ABN Associates
                                                          (July 1994 -March 1996); Senior Vice
                                                          President of Scott Paper Company (until
                                                          June 1994); Director of Arkwright Mutual
                                                          Insurance Company (1994-Present);
                                                          Trustee of International House of
                                                          Philadelphia (1989-Present); Member of
                                                          Cornell University Council
                                                          (1992-Present); Trustee of the Walnut
                                                          Street Theater (1992-Present).

*David B. Ford, 52                   Trustee              Trustee- Goldman Sachs Variable
One New York Plaza                                        Insurance Trust (registered investment
New York, NY  10004                                       company) (since 1997); Director,
                                                          Commodities Corp. LLC (since April
                                                          1997); Managing Director, J. Aron &
                                                          Company (since November 1996); Managing
                                                          Director, Goldman, Sachs & Co.
                                                          Investment Banking Division (since
                                                          November 1996); Director, CIN Management
                                                          (investment adviser) (since August
                                                          1996); Chief Executive Officer &
                                                          Managing Director and Director, Goldman
                                                          Sachs Asset Management International
                                                          (since November 1995 and December 1994,

Name, Age                                 Positions                Principal Occupation(s)
and Address                              with Trust                  During Past 5 Years
-----------------------------------  -------------------  -----------------------------------------
                                                          respectively); Co-Head, Goldman, Sachs &
                                                          Co. Asset Management Division (since
                                                          November 1995); Co-Head and Director,
                                                          Goldman Sachs Funds Management Inc.
                                                          (since November 1995 and December 1994,
                                                          respectively); Chairman and Director,
                                                          Goldman Sachs Asset Management Japan
                                                          Limited (since November 1994).

*Douglas C. Grip, 36                 Trustee              Trustee and President - Goldman Sachs
One New York Plaza                   & President          Variable Insurance Trust (registered
New York, NY  10004                                       investment company) (since 1997);
                                                          Managing Director, Goldman, Sachs & Co.
                                                          Asset Management Division (since
                                                          November 1997); President, Goldman Sachs
                                                          Fund Group (since April 1996);
                                                          President, MFS Retirement Services Inc.,
                                                          of Massachusetts Financial Services
                                                          (prior thereto).

*John P. McNulty, 46                 Trustee              Trustee - Goldman Sachs Variable
One New York Plaza                                        Insurance Trust (registered investment
New York, NY  10004                                       company) (since 1997); Managing
                                                          Director, Goldman Sachs (since 1996);
                                                          General Partner, J. Aron & Company
                                                          (since November 1995); Director and
                                                          Co-Head, Goldman Sachs Funds Management
                                                          Inc. (since November 1995); Director,
                                                          Goldman Sachs Asset Management
                                                          International (since January 1996);
                                                          Director, Global Capital Reinsurance
                                                          (since 1989); Director, Commodities
                                                          Corp. LLC (since April 1997); Limited
                                                          Partner of Goldman, Sachs & Co.(1994 -
                                                          November 1995).


Name, Age                                 Positions                Principal Occupation(s)
and Address                              with Trust                  During Past 5 Years
-----------------------------------  -------------------  -----------------------------------------
Mary P. McPherson, 63                Trustee              Trustee - Goldman Sachs Variable
The Andrew W. Mellon Foundation                           Insurance Trust (registered investment
140 East 62nd Street                                      company) (since 1997); Vice President
New York, NY  10021                                       and Senior Program Officer, The Andrew
                                                          W. Mellon Foundation (since October
                                                          1997); President of Bryn Mawr College
                                                          (1978-1997); Director of Josiah Macy,
                                                          Jr. Foundation (since 1977); Director of
                                                          the Philadelphia Contributionship (since
                                                          1985); Director of Amherst College
                                                          (since 1986); Director of Dayton Hudson
                                                          Corporation (1988-1997); Director of the
                                                          Spenser Foundation (since 1993); and
                                                          member of PNC Advisory Board (since
                                                          1993).

*Alan A. Shuch, 49                   Trustee              Trustee - Goldman Sachs Variable
One New York Plaza                                        Insurance Trust (registered investment
New York, NY  10004                                       company) (since 1997); Limited Partner,
                                                          Goldman, Sachs & Co. (since 1994);
                                                          Consultant to Goldman Sachs Asset
                                                          Management (since 1994); Director, Chief
                                                          Operating Officer and Vice President of
                                                          Goldman Sachs Funds Management Inc.
                                                          (from November 1993 - November 1994);
                                                          President and Chief Operating Officer,
                                                          GSAM - Japan Limited (November 1993 -
                                                          November 1994); Director, Goldman Sachs
                                                          Asset Management International (November
                                                          1993 - November 1994); General Partner,
                                                          Goldman, Sachs & Co. Investment Banking
                                                          (December 1986 - November 1994).


Name, Age                                 Positions                Principal Occupation(s)
and Address                              with Trust                  During Past 5 Years
-----------------------------------  -------------------  -----------------------------------------
Jackson W. Smart, Jr., 68            Trustee              Trustee - Goldman Sachs Variable
One Northfield Plaza Suite 218                            Insurance Trust (registered investment
Northfield, IL  60093                                     company) (since 1997); Chairman,
                                                          Executive Committee, First Commonwealth,
                                                          Inc. (a managed dental care company)
                                                          (since January 1996); Chairman and Chief
                                                          Executive Officer, MSP Communications
                                                          Inc. (a company engaged in radio
                                                          broadcasting) (November 1988 - December
                                                          1997); Director, Federal Express
                                                          Corporation (NYSE) (since 1976);
                                                          Director, Evanston Hospital Corporation
                                                          (since 1980).

William H. Springer, 69              Trustee              Trustee - Goldman Sachs Variable
701 Morningside Drive                                     Insurance Trust (registered investment
Lake Forest, IL  60045                                    company) (since 1997); Director,
                                                          Walgreen Co. (a retail drug store
                                                          business) (since April 1998); Director
                                                          of Baker, Fentress & Co. (a closed-end,
                                                          non-diversified management investment
                                                          company) (April 1992 - present);
                                                          Trustee, Northern Institutional Funds
                                                          (since April 1984).

Name, Age                                 Positions                Principal Occupation(s)
and Address                              with Trust                  During Past 5 Years
-----------------------------------  -------------------  -----------------------------------------
Richard P. Strubel, 59               Trustee              Trustee - Goldman Sachs Variable
737 N. Michigan Ave., Suite 1405                          Insurance Trust (registered investment
Chicago, IL  60611                                        company) (since 1997); Director of
                                                          Kaynar Technologies Inc. (since March
                                                          1997); Managing Director, Tandem
                                                          Partners, Inc. (since 1990); President
                                                          and Chief Executive Officer, Microdot,
                                                          Inc. (a diversified manufacturer of
                                                          fastening systems and connectors)
                                                          (January 1984 - October 1994); Trustee,
                                                          Northern Institutional Funds (since
                                                          December 1982).

*Nancy L. Mucker, 49                 Vice President       Vice President - Goldman Sachs Variable
4900 Sears Tower                                          Insurance Trust (registered investment
Chicago, IL  60606                                        company) (since 1997); Vice President,
                                                          Goldman, Sachs & Co. (since April 1985);
                                                          Co-Manager of Shareholder Servicing of
                                                          GSAM (since November 1989).

*John M. Perlowski, 34               Treasurer            Treasurer - Goldman Sachs Variable
One New York Plaza                                        Insurance Trust (registered investment
New York, NY  10004                                       company) (since 1997); Vice President,
                                                          Goldman, Sachs & Co. Incorporated (since
                                                          July 1995); Director, Investors Bank and
                                                          Trust (November 1993 - July 1995).

*James A. Fitzpatrick, 38            Vice President       Vice President - Goldman Sachs Variable
4900 Sears Tower                                          Insurance Trust (registered investment
Chicago, IL  60606                                        company) (since 1997); Vice President of
                                                          Goldman Sachs Asset Management (since
                                                          April 1997); Vice President and General
                                                          Manager, First Data Corporation -
                                                          Investor Services Group (prior thereto).

Name, Age                                 Positions                Principal Occupation(s)
and Address                              with Trust                  During Past 5 Years
-----------------------------------  -------------------  -----------------------------------------
*Jesse Cole, 35                      Vice President       Vice President - Goldman Sachs Variable
4900 Sears Tower                                          Insurance Trust (registered investment
Chicago, IL  60606                                        company) (since 1998); Vice President,
                                                          Goldman Sachs Asset Management (June
                                                          1998 to Present); Vice President, AIM
                                                          Management Group, Inc. (investment
                                                          advisor) (April 1996-June 1998);
                                                          Assistant Vice President, The Northern
                                                          Trust Company (June 1987-April 1996)

*Philip V. Giuca , Jr., 36           Assistant Treasurer  Assistant Treasurer - Goldman Sachs
10 Hanover Square                                         Variable Insurance Trust (registered
New York, NY  10004                                       investment company) (since 1997); Vice
                                                          President, Goldman, Sachs & Co. (May
                                                          1992-Present); Tax Accountant, Goldman,
                                                          Sachs & Co. (December 1990-May 1992).

*Anne Marcel, 40                     Vice President       Vice President, Goldman Sachs Assets
4900 Sears Tower                                          Management (June 1998-Present); Vice
Chicago, IL  60606                                        President - Goldman Sachs Variable
                                                          Insurance Trust (registered investment
                                                          company) (since 1998); Vice President,
                                                          Stein Roe & Farnham, Inc. (October
                                                          1992-June 1998).

*Michael J. Richman, 38              Secretary            Secretary - Goldman Sachs Variable
85 Broad Street                                           Insurance Trust (registered investment
New York, NY  10004                                       company) (since 1997); General Counsel
                                                          of the Funds Group of Goldman Sachs
                                                          Asset Management (since December 1997);
                                                          Associate General Counsel of Goldman
                                                          Sachs Asset Management (February 1994 -
                                                          December 1997); Vice President and
                                                          Assistant General Counsel of Goldman,
                                                          Sachs & Co. (since June 1992); Counsel
                                                          to the Funds Group, GSAM (June 1992 -
                                                          December 1997); Partner, Hale and Dorr
                                                          (September 1991 - June 1992).

Name, Age                                 Positions                Principal Occupation(s)
and Address                              with Trust                  During Past 5 Years
-----------------------------------  -------------------  -----------------------------------------
*Howard B. Surloff, 33               Assistant Secretary  Assistant Secretary - Goldman Sachs
85 Broad Street                                           Variable Insurance Trust (registered
New York, NY  10004                                       investment company) (since 1997);
                                                          Assistant General Counsel, Goldman Sachs
                                                          Asset Management and Associate General
                                                          Counsel to the Funds Group (since
                                                          December 1997); Assistant General
                                                          Counsel and Vice President, Goldman,
                                                          Sachs & Co.(since November 1993 and May
                                                          1994, respectively); Counsel to the
                                                          Funds Group, Goldman Sachs Asset
                                                          Management (November 1993 - December
                                                          1997); Associate of Shereff, Friedman,
                                                          Hoffman & Goodman (prior thereto).

*Valerie A. Zondorak, 32             Assistant Secretary  Assistant Secretary - Goldman Sachs
85 Broad Street                                           Variable Insurance Trust (registered
New York, NY  10004                                       investment company) (since 1997);
                                                          Assistant General Counsel, Goldman Sachs
                                                          Asset Management and Assistant General
                                                          Counsel to the Funds Group (since
                                                          December 1997); Vice President and
                                                          Assistant General Counsel, Goldman,
                                                          Sachs & Co. (since March 1997 and
                                                          December 1997, respectively); Counsel to
                                                          the Funds Group, Goldman Sachs Asset
                                                          Management (March 1997 - December 1997);
                                                          Associate of Shereff, Friedman, Hoffman
                                                          & Goodman (prior thereto).

*Steven E. Hartstein, 35             Assistant Secretary  Assistant Secretary - Goldman Sachs
85 Broad Street                                           Variable Insurance Trust (registered
New York, NY  10004                                       investment company) (since 1997);
                                                          Associate, Goldman, Sachs & Co.
                                                          (December 1998 - present); Legal
                                                          Products Analyst, Goldman, Sachs & Co.
                                                          (June 1993 - December 1998).

Name, Age                                 Positions                Principal Occupation(s)
and Address                              with Trust                  During Past 5 Years
-----------------------------------  -------------------  -----------------------------------------
*Deborah A. Farrell, 27              Assistant Secretary  Assistant Secretary - Goldman Sachs
85 Broad Street                                           Variable Insurance Trust (registered
New York, NY  10004                                       investment company) (since 1997); Legal
                                                          Products Analyst, Goldman Sachs & Co.
                                                          (January 1996 - December 1998); Legal
                                                          Assistant, Goldman, Sachs & Co.
                                                          (January 1996 - December 1998); Executive
                                                          Secretary, Goldman, Sachs & Co.
                                                          (January 1994 - January 1996); Legal
                                                          Secretary, Cleary, Gottlieb, Steen and
                                                          Hamilton (September 1990 - January 1994).

*Kaysie P. Uniacke, 37               Assistant Secretary  Assistant Secretary - Goldman Sachs
One New York Plaza                                        Variable Insurance Trust (registered
New York, NY  10004                                       investment company) (since 1997);
                                                          Managing Director, Goldman Sachs Asset
                                                          Management (since 1997); Vice President
                                                          and Senior Portfolio Manager, Goldman
                                                          Sachs Asset Management (since 1988).

*Elizabeth D. Anderson, 29           Assistant Secretary  Assistant Secretary - Goldman Sachs
One New York Plaza                                        Variable Insurance Trust (registered
New York, NY  10004                                       investment company) (since 1997);
                                                          Portfolio Manager, Goldman Sachs Asset
                                                          Management (since April 1996); Junior
                                                          Portfolio Manager, Goldman Sachs Asset
                                                          Management (1995 - April 1996); Funds
                                                          Trading Assistant, Goldman Sachs Asset
                                                          Management (1993 - 1995); Compliance
                                                          Analyst, Prudential Insurance (1991 -
                                                          1993).


Each interested Trustee and officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. As of ____________, 1999, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

     The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended January 31, 1999:

                                    Aggregate                                             Total Compensation from Goldman
                                  Compensation        Pension or Retirement Benefits     Sachs Trust and the Goldman Sachs
Name of Trustee                  from the Funds/1/  Accrued as Part of Funds' Expenses  fund complex (including the Funds)/2/
-------------------------------  ---------------    ----------------------------------  ------------------------------------


Ashok N. Bakhru                          $                          $0                                    $
David B. Ford                                                        0
Douglas C. Grip                                                      0
John P. McNulty                                                      0
Mary P. McPherson                                                    0
Alan A. Shuch                                                        0
Jackson W. Smart                                                     0
William H. Springer                                                  0
Richard P. Strubel                                                   0

------------------------------------
/1/ Reflects amount paid by Goldman Sachs Trust during fiscal year ended January
    31, 1999.

/2/ The Goldman Sachs Fund complex consists of the Goldman Sachs Trust and
    Goldman Sachs Variable Insurance Trust. Goldman Sachs Trust consisted of ____ mutual funds, including ____ equity funds, on January 31, 1999. Goldman Sachs Variable Insurance Trust consisted of 8 mutual funds.

          Class A Shares of the Fund may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including rehired employees and former partners), any partnership of which Goldman Sachs is a general partner, any trustee or officer of the Trust and designated family members of any of the above individuals. The sales load waivers are due to the nature of the investors and the reduced sales effort that is needed to obtain such investments.

Management Services
===================

          As stated in the Funds' Prospectus, GSFM, One New York Plaza, New York, New York, a Delaware limited partnership and an affiliate of Goldman Sachs, 85 Broad Street, New York, New York, serves as Investment Adviser to CORE U.S. Equity and Capital Growth Funds. GSAM, One New York Plaza, New York, New York, a separate operating division of Goldman Sachs, serves as Investment Adviser to Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, Strategic Growth, Growth Opportunities, CORE International Equity, Real Estate Securities, Mid Cap Equity and Small Cap Value Funds. GSAMI, 133 Petersborough Court, London, England EC4A 2BB serves as Investment Adviser to International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds. GSAMI is also an affiliate of Goldman Sachs. See "Service Providers" in the Funds' Prospectus for a description of the applicable Investment Adviser's duties to the Funds.

          Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.


          The Investment Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $200 million, the Goldman Sachs Global Investment Research Department covers approximately 2,000 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Investment Advisers.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.

          In managing the Funds, the Investment Advisers have access to Goldman Sachs' economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movement worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the Institutional Investor's annual "All British Research Team Survey" in the following categories: Economics (U.K.) 1986-1993; Economics/International 1989-1993; and Currency Forecasting 1986-1993. In addition, the team has also earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; and Currency Movements 1986-1993.

          In allocating assets among foreign countries and currencies for the Funds which can invest in foreign securities (in particular, the CORE International Equity, International Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds), the Investment Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Investment Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.

          The Management Agreements provide that GSAM, GSFM and GSAMI, in their capacity as Investment Advisers, may render similar services to others as long as the services under the Management Agreements are not impaired thereby. The Strategic Growth, Growth Opportunities, CORE Large Cap Value, European Equity, Japanese Equity and International Small Cap Funds' management agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the Management Agreement on __________, __________, November 3, 1998, July 22, 1998, April 23, 1998 and
April 23, 1998, respectively. The CORE Small Cap Equity, CORE International Equity and Real Estate Securities Funds' Management Agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the Management Agreements, on July 22, 1997. The CORE Large Cap Growth and Emerging Markets Equity Funds' Management Agreements were initially approved by the Trustees, including a majority of the non-interested Trustees (as defined below) who are not parties to the management agreements, on April 23, 1997. The other Funds' Management Agreements were most recently approved by the Trustees, including a majority of the Trustees who are not parties to the management agreements or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on __________, 1999. These arrangements were most recently approved by the shareholders of each Fund (other than Strategic Growth, Growth Opportunities, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Emerging Markets Equity, Real Estate Securities, Japanese Equity, International Small Cap and European Equity Funds) on April 21, 1997. The sole shareholder of the Strategic Growth, Growth Opportunities, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Emerging Markets Equity, Real Estate Securities, Japanese Equity, International Small Cap and European Equity Funds approved these arrangements on __________, _________, November 3, 1998, April 30, 1997, July 21, 1997, July 21,
1997, January 28, 1997, July 21, 1997, April 23, 1998, April 23, 1998 and July
22, 1998, respectively. Each Management Agreement will remain in effect until [June 30, 2000] and from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees, and
(b) the vote of a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each management agreement will terminate automatically if assigned (as defined in the Act) and is terminable at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the affected Fund on 60 days' written notice to the Investment Adviser and by the Investment Adviser on 60 days' written notice to the Trust.

          Pursuant to the Management Agreements the Investment Advisers are entitled to receive the fees listed below, payable monthly based on such Fund's average daily net assets. In addition, as of the date of this Additional Statement the Investment Advisers were voluntarily limiting their management fees for certain funds to the annual rates also listed below:

                                                                            Management               Management
                                                                             With Fee               Without Fee
Fund                                                                        Limitations             Limitations
-------------------------------------------------------------------  -------------------------  --------------------

GSAM
Balanced Fund                                                                                                  0.65%
Growth and Income Fund                                                                                         0.70%
CORE Large Cap Value Fund                                                                                      0.60%
CORE Large Cap Growth Fund                                                                                     0.75%
CORE Small Cap Equity Fund                                                                                     0.85%
Strategic Growth Fund                                                                                          0.80%
---------------------
Growth Opportunities Fund                                                                                      0.85%
-------------------------
CORE International Equity Fund                                                                                 0.85%
Mid Cap Equity Fund                                                                                            0.75%
Small Cap Value Fund                                                                                           1.00%
Real Estate Securities Fund                                                                                    1.00%


GSFM
CORE U.S. Equity Fund                                                                                          0.75%
Capital Growth Fund                                                                                            1.00%

GSAMI
International Equity Fund                              1.00%
European Equity                                        1.00%
Japenese Equity Fund                                   1.00%
International Small Cap Fund                           1.20%
Emerging Markets Equity Fund                           1.20%
Asia Growth Fund                                       1.00%

  GSAM, GSFM and GSAMI may discontinue or modify the above limitations in the future at their discretion.

  Prior to May 1, 1997, the Funds then in operation had separate investment advisory (and subadvisory, in the case of the International Equity Fund) and administration agreements. Effective May 1, 1997, the services under such agreements were combined in the management agreement. The services required to be performed for the Funds and the combined advisory (and subadvisory, in the case of the International Equity Fund) and administration fees payable by the Funds under the former advisory (and subadvisory, in the case of the International Equity Fund) and administration agreements are identical to the services and fees under the management agreement.

  For the last three fiscal years the amounts of the combined investment advisory (and subadvisory, in the case of the International Equity Fund) and administration fees incurred by each Fund then in existence were as follows (with and without the fee limitations that were then in effect):

                                           1999                     1998                       1997
                                 ========================   =======================   =======================
                                  With Fee    Without Fee   With Fee    Without Fee   With Fee    Without Fee
                                 Limitations  Limitations  Limitations  Limitations  Limitations  Limitations
                                 -----------  -----------  -----------  -----------  -----------  -----------
Balanced Fund                    $            $            $   870,444  $   870,844   $  402,183   $  402,183
  Growth and Income Fund                                     7,740,380    7,740,380    3,541,318    3,541,318
  CORE Large Cap Value Fund/1/                                     N/A          N/A          N/A          N/A
CORE U.S. Equity Fund                                        3,087,383    3,924,639    1,667,381    2,119,552
CORE Large Cap Growth Fund/1/                                  182,628      228,283          N/A          N/A
CORE Small Cap Equity Fund/1/                                   65,418       74,140          N/A          N/A
CORE International Equity Fund/1/                               51,031       57,835          N/A          N/A
Capital Growth Fund                                         10,913,224   10,913,224    8,697,265    8,697,265
Strategic Growth Fund/2/                 N/A          N/A          N/A          N/A          N/A          N/A
  Growth Opportunities Fund/2/           N/A          N/A          N/A          N/A          N/A          N/A
Mid Cap Equity Fund                                          1,653,946    1,653,946      964,945      964,945
  International Equity Fund                                  6,772,826    7,525,362    4,124,076    4,638,203
  Small Cap Value Fund                                       3,206,411    3,206,411    2,130,703    2,130,703
  European Equity Fund/1/                                          N/A          N/A          N/A          N/A
  Japanese Equity Fund/1/                                          N/A          N/A          N/A          N/A
   International Small Cap Fund/1/                                 N/A          N/A          N/A          N/A
   Emerging Market Equity Fund/1/                               31,937       34,840          N/A          N/A
  Asia Growth Fund                                           1,874,193    2,179,299    2,221,857    2,583,555

Real Estate Securities Fund /1/             N/A      N/A      N/A      N/A

/1/ The CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Real Estate Securities Funds commenced operations on December 31, 1998, May 1, 1997, August 15, 1997, August 15, 1997, October 1,
1998, May 1, 1998, May 1, 1998, December 15, 1997 and July 27, 1998,
respectively.

/2/ During the fiscal years ended January 31, 1999, 1998 and 1997, no Shares of the Strategic Growth or Growth Opportunities Funds had been offered.

     Under the Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund's expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and
(v) provides office space and all necessary office equipment and services.

     Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed by Goldman Sachs. The involvement of the Investment Advisers and Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Investment Advisers and their advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Funds will invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Investment Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Investment Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

     From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Advisers and/or their affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Advisers and/or their affiliates are performing services or when position limits have been reached.

     In connection with their management of the Funds, the Investment Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Investment Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Investment Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Advisers in managing the Funds.

     The results of each Fund's investment activities may differ significantly from the results achieved by the Investment Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Fund invests.

     In addition, certain principals and certain of the employees of the Investment Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

     Each Investment Adviser may enter into transactions and invest in currencies or instruments on behalf of a Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of the Firm to give advice to clients that may cause these clients to take actions adverse to the interests of the client. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Goldman Sachs could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

     It is possible that a Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Investment Advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

Distributor and Transfer Agent
==============================

     Goldman Sachs serves as the exclusive distributor of shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the "Authorized Dealers") to solicit subscriptions for shares of the Funds. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares (and in certain cases, Class A Shares), of such Fund shares. No Class C Shares were outstanding during the fiscal year ended January 31, 1997.

     Goldman Sachs retained approximately the following combined commissions on sales of Class A, Class B and Class C Shares during the following periods:

                                                               1999                    1998                    1997
                                                      ======================  ======================  ======================

Balanced Fund/1/                                      $                                   $  387,000              $   94,000
  Growth and Income Fund/1/                                                                2,405,000                 555,000
  CORE Large Cap Value Fund/2/                                                                   N/A                     N/A
  CORE U.S. Equity Fund/1/                                                                   566,000                 380,000
  CORE Large Cap Growth Fund/3/                                                              129,000                     N/A
  CORE Small Cap Equity Fund/4/                                                               49,000                     N/A
  CORE International Equity Fund/4/                                                           24,000                     N/A
  Capital Growth Fund/1/                                                                     743,000                 323,000
  Strategic Growth Fund/5/
Growth Opportunities Fund/5/
Mid Cap Equity Fund/4/                                                                       704,000                     N/A
  International Equity Fund/1/                                                             1,091,000               1,563,000
  Small Cap Value Fund/1/                                                                    662,000                 219,000
  European Equity/6/                                                                             N/A                     N/A
  Japanese Equity Fund/6/                                                                        N/A                     N/A
  International Small Cap Fund/6/                                                                N/A                     N/A
  Emerging Market Equity Fund/7/                                                             107,000                     N/A
  Asia Growth Fund/1/                                                                        414,000               1,397,000
  Real Estate Securities Fund/6/                                                                 N/A                     N/A

______________________________

/1/ Prior to May 1, 1996 and August 15, 1997, Balanced, Growth and Income, CORE U.S. Equity, Capital Growth, Small Cap Value, International Equity and Asia Growth Funds had not sold Class B and Class C Shares, respectively.

/2/ CORE Large Cap Value Fund commenced operations on December 31, 1998.

/3/ Prior to May 1, 1997, May 1, 1997 and August 15, 1997, CORE Large Cap Growth Fund had not sold Class A, Class B and Class C Shares, respectively.

4 Prior to August 15, 1997, CORE Small Cap Equity, CORE International Equity and Mid Cap Equity Funds had not sold Class A, Class B or Class C Shares.

5 During the fiscal years ended January 31, 1999, 1998 and 1997, no shares of the Strategic Growth or Growth Opportunities Funds were offered.

6 Prior to October 1, 1998, May 1, 1998, May 1, 1998 and July 27, 1998, the European Equity, Japanese Equity, International Small Cap and Real Estate Securities Funds had not sold Class A, Class B or Class C Shares.

7 Prior to December 15, 1997, the Emerging Markets Equity Fund had not sold Class A, Class B or Class C Shares.

        Goldman Sachs serves as the Trust's transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to
(i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an ongoing basis, to 0.04% of average daily net assets with respect to each Fund's Institutional and Service Shares and 0.19% of average daily net assets with respect to each Fund's Class A, Class B and Class C Shares.

     As compensation for the services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the last three fiscal years from each Fund then in existence as follows under the fee schedules then in effect:

                                               1999               1998               1997
                                        ==================  =================  ================

Balanced Fund/1/                                     $             $  240,869          $148,576
  Growth and Income Fund/1/                                         1,545,495           870,527
  CORE Large Cap Value Fund/2/                                            N/A               N/A
  CORE U.S. Equity Fund/1/                                            483,534           319,246
  CORE Large Cap Growth Fund/3/                                       107,944               N/A
  CORE Small Cap Equity Fund/4/                                        62,625               N/A
  CORE International Equity Fund/4/                                    36,474               N/A
  Capital Growth Fund/1/                                              992,678           908,310
  Strategic Growth Fund/5/                                                N/A               N/A
Growth Opportunities Fund/5/                                              N/A               N/A
MidCap Equity Fund/4/                                                 142,558               N/A
International Equity Fund/1/                                          860,719           586,243
  Small Cap Value Fund/1/                                             595,479           511,883
  European Equity/6/                                                      N/A               N/A
  Japanese Equity Fund/6/                                                 N/A               N/A
  International Small Cap Fund/6/                                         N/A               N/A
  Emerging Markets Equity Fund/7/                                       1,907               N/A
  Asia Growth Fund/1/                                                 370,233           385,114
  Real Estate Securities Fund/6/                                          N/A               N/A

                                      Institutional Shares       Service Shares
                                     -----------------------  --------------------
                                     1999    1998     1997    1999    1998   1997
                                     =====  =======  =======  =====  ======  =====

Balanced Fund/1/                       $    $   N/A  $    N/A   $    $   N/A  $  N/A
Growth and Income Fund/1/                     2,593        15          5,033     488
CORE Large Cap Value Fund/2/                    N/A       N/A            N/A     N/A
CORE U.S. Equity Fund/1/                          0       N/A              0     N/A
CORE Large Cap Growth Fund/3/                    49       N/A             21     N/A
CORE Small Cap Equity Fund/4/                     0       N/A              0     N/A
CORE International Equity Fund/4/                 0       N/A              0     N/A
Capital Growth Fund/1/                          683       N/A              0     N/A
Strategic Growth Fund/5/                        N/A       N/A            N/A     N/A
Growth Opportunities Fund/5/                    N/A       N/A            N/A     N/A
Mid Cap Equity Fund/4/                       74,315    51,464              1     N/A
International Equity Fund/1/                      0       N/A              0     N/A
Small Cap Value Fund/1/                       2,674       N/A              0     N/A
European Equity/6/                              N/A       N/A            N/A     N/A
Japanese Equity Fund/6/                         N/A       N/A            N/A     N/A
International Small Cap Fund/6/                 N/A       N/A            N/A     N/A
Emerging Markets Equity Fund/7/                 617       N/A              0     N/A
Asia Growth Fund/1/                               0       N/A              0     N/A
Real Estate Securities Fund/6/                  N/A       N/A            N/A     N/A

___________________________

/1/ Prior to May 1, 1996 and August 15, 1997, Balanced, Growth and Income, CORE U.S. Equity, Capital Growth, Small Cap Value, International Equity and Asia Growth Funds had not sold Class B and Class C Shares, respectively. Prior to August 15, 1997, Balanced Fund had not sold Institutional Shares or Service Shares; prior to June 3, 1996 and March 6, 1996, Growth and Income Fund had not sold Institutional and Service Shares, respectively; prior to June 7, 1996 CORE U.S. Equity Fund had not sold Service Shares; prior to August 15, 1997 neither Capital Growth Fund nor Small Cap Value Fund had sold Institutional or Service Shares; prior to February 7, 1996 and March 3, 1996, International Equity Fund had not sold Institutional or Service Shares, respectively; and prior to February 2, 1996 Asia Growth Fund had not sold Institutional Shares, [Asia Growth Fund had not sold Service Shares as of January 31, 1999.]

/2/ The CORE Large Cap Value Fund commenced operations on December 31 1998.


/3/ Prior to May 1, 1997, May 1, 1997, August 15, 1997, May 1, 1997 and May 1,
1997 CORE Large Cap Growth Fund had not sold Class A, Class B, Class C, Institutional or Service Shares, respectively.

/4/ Prior to August 15, 1997, CORE Small Cap Equity and CORE International Equity Funds had not sold Class A, Class B, Class C, Institutional or Service Shares. Mid Cap Equity Fund had not sold Class A, Class B or Class C Shares prior to August 18, 1997 or Service Shares prior to July 18, 1997.

/5/ During the fiscal years ended January 31, 1999, 1998 and 1997, no shares of the Strategic Growth or Growth Opportunities Funds were offered.

/6/ Prior to October 1, 1998, May 1, 1998, May 1, 1998 and July 27, 1998,
European Equity, Japanese Equity, International Small Cap and Real Estate Securities Funds had not sold Class A, Class B, Class C, Institutional or Service Shares.

/7/ Prior to December 15, 1997, Emerging Markets Equity Fund had not sold Class A, Class B, Class C, Institutional or Service Shares.

          The Trust's distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.


Expenses
========

          The Trust, on behalf of each Fund, is responsible for the payment of each Fund's respective expenses. The expenses include, without limitation, the fees payable to the Investment Advisers, service fees paid to Service Organizations, the fees and expenses payable to the Trust's custodian and subcustodians, transfer agent fees, brokerage fees and commissions, filing fees for the registration or qualification of the Trust's shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of GSAM, GSAMI and Goldman Sachs with respect to the Trust), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its distribution and service plans, compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust. Except for fees under any distribution and service plans applicable to a particular class and transfer agency fees, all Fund expenses are borne on a non-class specific basis.

          The Investment Advisers voluntarily have agreed to reduce or limit certain "Other Expenses" (excluding management, distribution and service fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) for the following Funds to the extent such expenses exceed the following percentage of average daily net assets:


                                                     Other
                                                    Expenses
                                              --------------------
Balanced Fund                                                0.01%
Growth and Income Fund                                       0.05%
CORE Large Cap Value Fund                                    0.00%
CORE U.S. Equity Fund                                        0.00%
CORE Large Cap Growth Fund                                   0.00%
CORE Small Cap Equity Fund                                   0.04%
CORE International Equity Fund                               0.12%
Capital Growth Fund                                          0.00%
Strategic Growth Fund                         %
Growth Opportunities Fund                     %
Mid Cap Equity Fund                                          0.10%
Small Cap Value Fund                                         0.06%
International Equity Fund                                    0.10%
European Equity Fund                                         0.10%
Japanese Equity Fund                                         0.01%
International Small Cap Fund                                 0.16%
Emerging Markets Equity Fund                                 0.15%
Asia Growth Fund                                             0.16%
Real Estate Securities Fund                                  0.00%


          Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

          Fees and expenses of legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the applicable Investment Adviser's costs of performing certain accounting services not being provided by a Fund's Custodian.

          For the last three fiscal years the amounts of certain "Other Expenses" of each Fund then in existence that were reduced or otherwise limited were as follows under the expense limitations that were then in effect:

                                                                        1999               1998               1997
                                                                 ==================  =================  =================

Balanced Fund1                                                   $                            $420,659           $319,552
  Growth and Income Fund/1/                                                                          0                  0
  CORE Large Cap Value Fund/2/                                                                     N/A                N/A
  CORE U.S. Equity Fund/1/                                                                      63,253            104,833
  CORE Large Cap Growth Fund/3/                                                                332,713                N/A
  CORE Small Cap Equity Fund/4/                                                                202,498                N/A
  CORE International Equity Fund/4/                                                            206,055                N/A
  Capital Growth Fund/1/                                                                             0                N/A
Strategic Growth Fund/5/                                                                           N/A                N/A
Growth Opportunities Fund/5/                                                                       N/A                N/A
Mid Cap Equity Fund/4/                                                                         264,378             72,441
  International Equity Fund/1/                                                                       0            144,265
  Small Cap Value Fund/1/                                                                            0                N/A
  European Equity Fund/6/                                                                          N/A                N/A
  Japanese Equity Fund/6/                                                                          N/A                N/A
  International Small Cap Fund/6/                                                                  N/A                N/A
  Emerging Markets Equity Fund/7/                                                              112,725                N/A
  Asia Growth Fund/1/                                                                          125,828             50,407
  Real Estate Securities Fund/6/                                                                   N/A                N/A

________________________________

/1/ Prior to May 1, 1996 and August 15, 1997, Balanced, Growth and Income, CORE U.S. Equity, Capital Growth, Small Cap Value, International Equity and Asia Growth Funds had not sold Class B and Class C Shares, respectively. Prior to August 15, 1997, Balanced Fund had not sold Institutional Shares or Service Shares; prior to June 3, 1996 and March 6, 1996, Growth and Income Fund had not sold Institutional and Service Shares, respectively; prior to June 7, 1996 CORE U.S. Equity Fund had not sold Service Shares; prior to August 15, 1997 neither Capital Growth Fund nor Small Cap Value Fund had sold Institutional or Service Chares; prior to February 7, 1996 and March 3, 1996, International Equity Fund had not sold Institutional or Service Shares, respectively; and prior to February 2, 1996 Asia Growth Fund had not sold Institutional Shares, Asia Growth Fund has not sold Service Shares as of January 31, 1999.

/2/ CORE Large Cap Value Fund commenced operations on December 31, 1998.

/3/ Prior to May 1, 1997, May 1, 1997, August 15, 1997, May 1 1997 and May 1,
1997 CORE Large Cap Growth Fund had not sold Class A, Class B, Class C Shares, respectively.

/4/ Prior to August 15, 1997, CORE Small Cap Equity and CORE International Equity Funds had not sold Class A, Class B, Class C, Institutional or Service Shares. Mid Cap Equity Fund had not sold Class A, Class B or Class C Shares prior to August 18, 1997 or Service Shares prior to July 18, 1997.

/5/ During the fiscal years ended January 31, 1999, 1998 and 1997, no shares of Strategic Growth or Growth Opportunities Funds were offered.

/6/ Prior to October 1, 1998, May 1, 1998, May 1, 1998 and July 27, 1998,
European Equity, Japanese Equity, International Small Cap and Real Estate Securities Funds had not sold Class A, Class B or Class C, Institutional or Service Shares.

/7/ Prior to December 15, 1997, Emerging Markets Equity Fund had not sold Class A, Class B, Class C, Institutional or Service Shares.

Custodian and Sub-Custodians
============================

      State Street, P.O. Box 1713, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Trust and to hold cash for the Trust.

Independent Public Accountants
==============================

      ____________________, independent public accountants, 225 Franklin Street, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, __________________ prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Investment Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      In placing orders for portfolio securities of a Fund, the Investment Advisers are generally required to give primary consideration to obtaining the most favorable price and efficient execution under the circumstances. This means that an Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time.
While the Investment Advisers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Investment Advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Investment Advisers in the performance of their decision-making responsibilities. Such services are used by the Investment Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund, and the services furnished by such brokers may be used by the Investment Advisers in providing management services for the Trust.

      In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by the Investment Advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

     On occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which such Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

      Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

      Subject to the above considerations, the Investment Advisers may use Goldman Sachs as a broker for a Fund. In order for Goldman Sachs to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

For the past three fiscal years, each Fund in existence paid brokerage commissions as follows:

                                                             Total        Total      Brokerage
                                                           Brokerage    Amount of   Commissions
                                                Total     Commissions  Transaction     Paid
                                              Brokerage     Paid to     on which    to Brokers
                                             Commissions  Affiliated   Commissions   Providing
                                                Paid        Persons       Paid       Research
                                             ===========  ===========  ===========  ===========

Fiscal Year Ended
January 31, 1999:

Balanced Fund                                $                     $        $    $      N/A
Growth and Income Fund                                             /1/          /2/     N/A
CORE Large Cap Value Fund                                         N/A                   N/A
CORE U.S. Equity Fund                                              /1/          /2/     N/A
CORE Large Cap Growth Fund                                         /1/          /2/     N/A
CORE Small Cap Equity Fund                                         /1/          /2/     N/A
CORE International Equity Fund                                     /1/          /2/     N/A
Capital Growth Fund                                                /1/          /2/     N/A
Strategic Growth Fund/3/                                          N/A          N/A      N/A
Growth Opportunities Fund/3/                                      N/A          N/A      N/A
Mid Cap Equity Fund                                                /1/          /2/     N/A
International Equity Fund                                          /1/          /2/     N/A
Small Cap Value Fund                                               /1/          /2/     N/A
European Equity Fund                                                                    N/A
Japanese Equity Fund                                                                    N/A
International Small Cap Fund                                                            N/A
Emerging Markets Equity Fund                                       /1/          /2/     N/A
Asia Growth Fund                                                   /1/          /2/     N/A
Real Estate Securities Fund                                                             N/A

----------------------------

/1/  Percentage of total commissions paid.
/2/ Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
/3/  Not operational.

                                                              Total                Total          Brokerage
                                                            Brokerage            Amount of       Commissions
                                                Total      Commissions          Transaction         Paid
                                              Brokerage      Paid to             on which        to Brokers
                                             Commissions    Affiliated          Commissions       Providing
                                                Paid         Persons               Paid           Research
                                             ===========  ==============    ===================  ===========

Fiscal Year Ended
January 31, 1998:

Balanced Fund                                 $  111,054  $ 13,185(12%)/1/  $2,731,475,157(1%)/2/    N/A
Growth and Income Fund                         1,550,312   190,001(12%)/1/   9,046,102,538(3%)/2/    N/A
CORE Large Cap Value Fund/3/                         N/A             N/A                    N/A      N/A
CORE U.S. Equity Fund                            944,895         0 (0%)/1/   1,996,000,522(0%)/2/    N/A
CORE Large Cap Growth Fund                        54,360       288 (1%)/1/     200,813,608(0%)/2/    N/A
CORE Small Cap Equity Fund                        59,517         0 (0%)/1/     159,674,227(0%)/2/    N/A
CORE International Equity Fund                    43,120         0 (0%)/1/     142,395,942(0%)/2/    N/A
Capital Growth Fund                              514,890    37,947 (7%)/1/   2,748,868,081(5%)/2/    N/A
Strategic Growth Fund/3/                             N/A             N/A                    N/A      N/A
  Growth Opportunities Fund/3/                       N/A             N/A                    N/A      N/A
  Mid Cap Equity Fund                            480,808    76,398(15%)/1/   2,584,258,044(2%)/2/    N/A
International Equity Fund                        506,607         0 (0%)/1/   3,898,716,988(0%)/2/    N/A
Small Cap Value Fund                             646,533    82,143(13%)/1/   5,686,763,232(1%)/2/    N/A
European Equity Fund/3/                              N/A             N/A                    N/A      N/A
  Japanese Equity Fund/3/                            N/A             N/A                    N/A      N/A
International Small Cap Fund/3/                      N/A             N/A                    N/A      N/A
Emerging Markets Equity Fund                      59,999     6,230(10%)/1/     236,915,108(1%)/2/    N/A
Asia Growth Fund                                 814,656     2,885 (0%)/1/   2,160,632,195(1%)/2/    N/A
Real Estate Securities Fund/3/                       N/A             N/A                    N/A      N/A

----------------------------

/1/  Percentage of total commissions paid.
/2/ Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
/3/  Not operational.

                                                                Total              Total           Brokerage
                                                              Brokerage          Amount of        Commissions
                                                 Total       Commissions        Transaction          Paid
                                               Brokerage       Paid to           on which         to Brokers
                                              Commissions     Affiliated        Commissions        Providing
                                                 Paid          Persons             Paid            Research
                                              ===========  ================  =================    ===========

Fiscal Year Ended
January 31, 1997:

Balanced Fund                                  $   62,072  $  5,112 (8%)/1/  $ 1,057,742(15%)/2/      $     0
Growth and Income Fund                            779,396    77,587(10%)/1/    13,310,208(9%)/2/            0
CORE Large Cap Value Fund/3/                          N/A             N/A                  N/A            N/A
CORE U.S. Equity Fund                             279,620          0(0%)/1/     6,706,824(0%)/2/            0
CORE Large Cap Growth Fund/3/                         N/A             N/A                  N/A            N/A
CORE Small Cap Equity Fund/3/                         N/A             N/A                  N/A            N/A
CORE International Equity Fund/3/                     N/A             N/A                  N/A            N/A
Capital Growth Fund                             1,460,140   304,052(21%)/1/    29,920,578(1%)/2/       42,039
Strategic Growth Fund/3/                              N/A             N/A                  N/A            N/A
Growth Opportunity Fund/3/                            N/A             N/A                  N/A            N/A
Mid Cap Equity Fund                               364,294     22,134(6%)/1/     6,655,100(7%)/2/            0
International Equity Fund                       1,529,436             0(0%)    48,059,958(0%)/2/            0
European Equity Fund/3/                               N/A             N/A                  N/A            N/A
Small Cap Value Fund                              758,205     36,087(5%)/1/    16,439,842(1%)/2/            0
Japanese Equity Fund/3/                               N/A             N/A                  N/A            N/A
International Small Cap Fund/3/                       N/A             N/A                  N/A            N/A
Emerging Markets Equity Fund/3/                       N/A             N/A                  N/A            N/A
Asia Growth Fund                                1,554,313     50,624(3%)/1/   102,609,295(4%)/2/            0
Real Estate Securities Fund/3/                        N/A             N/A                  N/A            N/A

__________________

/1/  Percentage of total commissions paid.
/2/ Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
/3/  Not operational.

During the fiscal year ended January 31, 1999, the Trust acquired and sold securities of its regular broker-dealers. As of January 31, 1999, the Trust held the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands):

Fund                Broker/Dealer          Amount
----                -------------          ------
Balanced Fund                              $


Growth and Income
 Fund


CORE Large Cap Value
 Fund


CORE U.S. Equity
 Fund


CORE Large Cap
 Growth Fund


CORE Small Cap
 Equity Fund


CORE International
 Fund


Capital Growth Fund


Strategic Growth
 Fund


Growth Opportunities
 Fund


Mid Cap Equity Fund
International
 Equity Fund



Small Cap Value
 Fund


Fund                Broker/Dealer         Amount
----                -------------         ------

European Equity                           $
 Fund


Japanese Equity
 Fund


International Small
 Cap Fund


Emerging Markets
 Equity Fund


Asia Growth Fund


Real Estate
 Securities Fund


                                NET ASSET VALUE

          Under the Act, the Trustees are responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Trustees, the net value per share of each class of each Fund is calculated by determining the value of the net assets attributed to each class of that Fund and dividing by the number of outstanding shares of that class.
All securities are valued as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) on each Business Day. The term "Business Day" means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed).

          In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

          Portfolio securities of the Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the mean between the closing bid and asked prices, or if closing bid and asked prices are not available, at the exchange defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Funds net asset value, the securities will be valued at the mean between the bid and asked prices at the time the net asset value is determined;
(b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked price; (c) equity securities for which no prices are obtained under section (a) or (b) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (d) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV, Reuters or Standard & Poor's); (e) fixed-income securities for which accurate market quotations are not readily available are valued by the Investment Advisers based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e., matrix pricing); (f) debt securities with a remaining maturity of 60 days or less are valued by the Investment Adviser at amortized cost, which the Trustees have determined to approximate fair value; and (g) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value in accordance with the valuation procedures approved by the Board of Trustees.

          The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

          Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

          The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made.

                            PERFORMANCE INFORMATION

          A Fund may from time to time quote or otherwise use total return, yield and/or distribution rate information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

          Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

          The distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the NAV per share or maximum public offering price on the last day of the period.

          Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

          Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period. The table set forth below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in a Fund for the periods indicated.

          Total return calculations for Class A Shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and Class C Shares reflect deduction of the applicable CDSC imposed upon redemption of Class B and Class C Shares held for the applicable period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at NAV. Any performance information which is based on a Fund's NAV per Share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available. The Funds' performance quotations do not reflect any fees charged by an Authorized Dealer, Service Organization or other financial intermediary to its customer accounts in connection with investments in the Funds.

          Occasionally, statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

          From time to time the Trust may publish an indication of a Fund's past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Micropal, Barron's, Business Week, Consumer's Digest, Consumer's Report, Investors Business Daily, The New York Times, Kiplinger's Personal Finance Magazine, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Fund's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements; (j) Donoghues' Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the Hambrecht & Quist Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return; (m) the Russell Midcap Index; (n) the Russell 2000 Index- Total Return; (o) the Russell 1000 Value Index; (p) the Russell 1000 Growth Index-Total Return; (q) the Value-Line Composite-Price Return; (r) the Wilshire 4500 Index; (s) the FT-Actuaries Europe and Pacific Index; (t) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including the EAFE Indices, the Morgan Stanley Capital International Combined Asia ex Japan Free Index and the Morgan Stanley Capital International Emerging Markets Free Index), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (u) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment Companies Service; (v) The Goldman Sachs Commodities Index; (w) information produced by Micropal, Inc.; and (x) The Toykyo Price Index. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

          Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

 .       cost associated with aging parents;

 .       funding a college education (including its actual and estimated cost);

 .       health care expenses (including actual and projected expenses);

 .       long-term disabilities (including the availability of, and coverage provided by, disability insurance);

 .       retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

 .       asset allocation strategies and the benefits of diversifying among asset classes;

 .       the benefits of international and emerging market investments;

 .       the effects of inflation on investing and saving;

 .       the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

 .       measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

 .       the performance of various types of securities (common stocks, small company stocks, long-term government bonds, treasury bills and certificates of deposit) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund's portfolio;

 .       the dollar and non-dollar based returns of various market indices (i.e.,
     Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

 .       total stock market capitalizations of specific countries and regions on a global basis;

 .       performance of securities markets of specific countries and regions; and

 .       value of a dollar amount invested in a particular market or type of security over different periods of time.

          In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

          The CORE Large Cap Growth Fund commercial operations on May 1, 1997. The performance information shown below for periods before that date is for a predecessor separate account managed by the Investment Adviser which converted into Class A Shares as of the commencement date. The performance record of the separate account quoted by the Fund have been adjusted downward based on the expenses applicable to Class A Shares (the class into which the separate account transferred) to reflect the expenses expected to be incurred by the Fund during its initial year of operation. These expenses include any sales charges and asset-based charges (i.e., fees under Distribution and Service Plans) imposed and other operating expenses. Total return quotations are calculated pursuant to the methodology prescribed by the SEC for standardized performance calculations. Prior to May 1, 1997, the separate account was a separate investment advisory account under discretionary management by the Investment Adviser and had substantially similar investment objectives, policies and strategies as the Fund. Unlike the Fund, the separate account was not registered as an investment company under the Act and therefore was not subject to certain investment restrictions and operational requirements that are imposed on investment companies by the Act. If the separate account had been registered as an investment company under the Act, the separate account's performance may have been adversely affected by such restrictions and requirements. On May 1, 1997, the separate account transferred a portion of its assets to the Fund in exchange for Fund shares. The performance record of each other class has been linked to the performance of the separate account (based on Class A expenses) and the Class A performance for any periods prior to commencement of operations of a class of shares.

          The Service Shares of Balanced, Capital Growth, Small Cap Value, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth and International Equity Funds commenced operations on August 15, 1997, August 15, 1997, August 15, 1997, March 6, 1996, June 7, 1996, May 1, 1997 and March 6, 1996,
respectively. The Service Shares of these Funds had no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, each of these Funds has adopted the performance records of its respective Class A Shares from that class's inception date (October 12, 1994, April 20, 1990, October 22, 1992, February 5, 1993, May 24, 1991, May 1, 1997 and December 1, 1992 respectively) to the inception dates of Service Shares stated above. Quotations of performance data of these Funds relating to this period include the performance record of the applicable Class A Shares (excluding the impact of any applicable front-end sales charge). The performance records of the applicable Class A Shares reflect the expenses incurred by the

Funds. These expenses include asset-based charges (i.e., fees under Distribution
-----
and Service Plans) and other operating expenses. Total return quotations are calculated pursuant to SEC-approved methodology.

                                 INTRODUCTION
                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                Assumes
                                                                                                Maximum
                                                                                                Applicable
                                                                                                Sales
  Fund                                       Class          Time Period                         Charge**
-------------------------------------------  -------------  ----------------------------------  -------------------
Balanced Fund                                A              10/12/94-1/31/99 - Since inception
Balanced Fund                                A              2/1/96-1/31/99 - Three years
Balanced Fund                                A              2/1/98-1/31/99 - One year
Balanced Fund                                B              5/1/96-1/31/99 - Since inception
Balanced Fund                                B              2/1/98-1/31/99  - One year
Balanced Fund                                C              8/15/97-1/31/99 - Since inception
Balanced Fund                                C              2/1/98-1/31/99 - One year
Balanced Fund                                Institutional  8/15/97-1/31/99 - Since inception
Balanced Fund                                Institutional  2/1/98-1/31/99 - One year
Balanced Fund                                Service        10/12/94-1/31/99 - Since inception
Balanced Fund                                Service        2/1/96-1/31/99 - Three years
Balanced Fund                                Service        2/1/98-1/31/99  - One Year

Growth and Income                            A              2/5/93-1/31/99 - Since inception
Growth and Income                            A              2/1/96-1/31/99 - Three years
Growth and Income                            A              2/1/94-1/31/99 - Five years
Growth and Income                            A              2/1/98-1/31/99  - One year
Growth and Income                            B              5/1/96-1/31/99 - Since inception
Growth and Income                            B              2/1/98-1/31/99  - One year
Growth and Income                            C              8/15/97-1/31/99 - Since inception
Growth and Income                            C              2/1/98-1/31/99 - One year
Growth and Income                            Institutional  6/3/96-1/31/99 - Since inception
Growth and Income                            Institutional  2/1/98-1/31/99 - One year
Growth and Income                            Service        2/5/93-1/31/99 - Since inception
Growth and Income                            Service        2/1/94-1/31/99 - Five years
Growth and Income                            Service        2/1/96-1/31/99 - Three years
Growth and Income                            Service        8/1/97-1/31/99 - One year

CORE Large Cap Value                         A              -- 1/31/99 - Since inception*
CORE Large Cap Value                         B              -- 1/31/99 - Since inception*
CORE Large Cap Value                         C              -- 1/31/99 - Since inception*
CORE Large Cap Value                         Institutional  -- 1/31/99 - Since inception*
CORE Large Cap Value                         Service        -- 1/31/99 - Since inception*

CORE U.S. Equity                             A              5/24/91-1/31/99 - Since inception
CORE U.S. Equity                             A              2/1/94-1/31/99 - Five years

                                                                         Assuming no
                                                                          voluntary
                                                                     waiver of fees and
                                                                             no
                                                                           expense
                                                                       reimbursements
                                                                     ------------------
                                            Assumes              Assumes maximum   Assumes
                                            no sales             Applicable sales  no sales
  Fund                                      Charge               Charge**          Charge
------------------------------------------- -------------------  ----------------  --------
Balanced Fund
Balanced Fund
Balanced Fund
Balanced Fund
Balanced Fund
Balanced Fund
Balanced Fund
Balanced Fund
Balanced Fund
Balanced Fund
Balanced Fund
Balanced Fund

Growth and Income
Growth and Income
Growth and Income
Growth and Income
Growth and Income
Growth and Income
Growth and Income
Growth and Income
Growth and Income
Growth and Income
Growth and Income
Growth and Income
Growth and Income
Growth and Income

CORE Large Cap Value
CORE Large Cap Value
CORE Large Cap Value
CORE Large Cap Value
CORE Large Cap Value

CORE U.S. Equity
CORE U.S. Equity


                                 INTRODUCTION
                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                Assumes
                                                                                                Maximum
                                                                                                Applicable
                                                                                                Sales
  Fund                                       Class          Time Period                         Charge**
-------------------------------------------  -------------  ----------------------------------  -------------------

CORE U.S. Equity                             A              2/1/96-1/31/99 - Three years
CORE U.S. Equity                             A              2/1/98-1/31/99 - One year
CORE U.S. Equity                             B              5/1/96-1/31/99 - Since inception
CORE U.S. Equity                             B              2/1/98-1/31/99 - One year
CORE U.S. Equity                             C              8/15/97-1/31/99 - Since inception
CORE U.S. Equity                             C              2/1/98-1/31/99 - One year
CORE U.S. Equity                             Institutional  6/15/95-1/31/99 - Since inception
CORE U.S. Equity                             Institutional  2/1/96-1/31/99 - Three years
CORE U.S. Equity                             Institutional  2/1/98-1/31/99 - One year
CORE U.S. Equity                             Service        5/24/91-1/31/99 - Since inception
CORE U.S. Equity                             Service        2/1/94-1/31/99 - Five years
CORE U.S. Equity                             Service        2/1/96-1/31/99 - Three years
CORE U.S. Equity                             Service        2/1/98-1/31/99 - One year

CORE Large Cap Growth                        A              11/11/91-1/31/99 - Since inception
CORE Large Cap Growth                        A              2/1/94-1/31/99 - Five years
CORE Large Cap Growth                        A              2/1/96-1/31/99- Three years
CORE Large Cap Growth                        A              2/1/98-1/31/99 - One year
CORE Large Cap Growth                        B              5/1/97-1/31/99 - Since inception
CORE Large Cap Growth                        B              2/1/98-1/31/99 -  One year
CORE Large Cap Growth                        C              8/15/97-1/31/99- Since inception
CORE Large Cap Growth                        C              2/1/98-1/31/99 - One year
CORE Large Cap Growth                        Institutional  11/11/91-1/31/99 - Since inception
CORE Large Cap Growth                        Institutional  2/1/94-1/31/99 - Five years
CORE Large Cap Growth                        Institutional  2/1/96-1/31/99 - Three years
CORE Large Cap Growth                        Institutional  2/1/98-1/31/99 - One year
CORE Large Cap Growth                        Service        11/11/91-1/31/99 - Since inception
CORE Large Cap Growth                        Service        2/1/94-1/31/99 - Five years
CORE Large Cap Growth                        Service        2/1/96-1/31/99 - Three years
CORE Large Cap Growth                        Service        2/1/98-1/31/99 - One year

CORE Small Cap Equity                        A              8/15/97-1/31/99 - Since inception
CORE Small Cap Equity                        A              2/1/98-1/31/99 - One year
CORE Small Cap Equity                        B              8/15/97-1/31/99 - Since inception
CORE Small Cap Equity                        B              2/1/98-1/31/99 - One year
CORE Small Cap Equity                        C              8/15/97-1/31/99 - Since inception


                                                                         Assuming no
                                                                          voluntary
                                                                     waiver of fees and
                                                                             no
                                                                           expense
                                                                       reimbursements
                                                                     ------------------
                                            Assumes              Assumes maximum   Assumes
                                            no sales             Applicable sales  no sales
  Fund                                      Charge               Charge**          Charge
------------------------------------------- -------------------  ----------------  --------
CORE U.S. Equity
CORE U.S. Equity
CORE U.S. Equity
CORE U.S. Equity
CORE U.S. Equity
CORE U.S. Equity
CORE U.S. Equity
CORE U.S. Equity
CORE U.S. Equity
CORE U.S. Equity
CORE U.S. Equity
CORE U.S. Equity
CORE U.S. Equity

CORE Large Cap Growth
CORE Large Cap Growth
CORE Large Cap Growth
CORE Large Cap Growth
CORE Large Cap Growth
CORE Large Cap Growth
CORE Large Cap Growth
CORE Large Cap Growth
CORE Large Cap Growth
CORE Large Cap Growth
CORE Large Cap Growth
CORE Large Cap Growth
CORE Large Cap Growth
CORE Large Cap Growth
CORE Large Cap Growth
CORE Large Cap Growth

CORE Small Cap Equity
CORE Small Cap Equity
CORE Small Cap Equity
CORE Small Cap Equity
CORE Small Cap Equity


                                 INTRODUCTION
                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                Assumes
                                                                                                Maximum
                                                                                                Applicable
                                                                                                Sales
  Fund                                       Class          Time Period                         Charge**
-------------------------------------------  -------------  ----------------------------------  -------------------
CORE Small Cap Equity                        C              2/1/98-1/31/99 - One year
CORE Small Cap Equity                        Institutional  8/15/97-1/31/99 - Since inception
CORE Small Cap Equity                        Institutional  2/1/98-1/31/99 - One Year
CORE Small Cap Equity                        Service        8/15/97-1/31/99 - Since inception
CORE Small Cap Equity                        Service        2/1/98-1/31/99 - One year

CORE International Equity                    A              8/15/97-1/31/99 - Since inception
CORE International Equity                    A              2/1/98-1/31/99 - One year
CORE International Equity                    B              8/15/97-1/31/99 - Since inception
CORE International Equity                    B              2/1/98-1/31/99 - One year
CORE International Equity                    C              8/15/97-1/31/99 - Since inception
CORE International Equity                    C              2/1/98-1/31/99 - One year
CORE International Equity                    Institutional  8/15/97-1/31/99 - Since inception
CORE International Equity                    Institutional  2/1/98-1/31/99 - One year
CORE International Equity                    Service        8/15/97-1/31/99 - Since inception
CORE International Equity                    Service        2/1/98-1/31/99 - One year

Capital Growth                               A              4/20/90-1/3/199 - Since inception
Capital Growth                               A              2/1/94-1/31/99 - Five years
Capital Growth                               A              2/1/96-1/31/99 - Three years
Capital Growth                               A              2/1/98-1/31/99 - One year
Capital Growth                               B              5/1/96-1/31/99 - Since inception
Capital Growth                               B              2/1/98-1/31/99 - One year
Capital Growth                               C              8/15/97-1/31/99 - Since inception
Capital Growth                               C              2/1/98-1/31/99 - One year
Capital Growth                               Institutional  8/15/97-1/31/99 - Since inception
Capital Growth                               Institutional  2/1/98-1/31/99 - One year
Capital Growth                               Service        4/20/90-1/31/99 - Since inception
Capital Growth                               Service        2/1/94-1/31/99 - Five years
Capital Growth                               Service        2/1/96-1/31/99 - Three years
Capital Growth                               Service        2/1/98-1/31/99 - One year

Mid Cap Equity                               A              8/15/97-1/31/99 - Since inception
Mid Cap Equity                               A              2/1/98-1/31/99 - One year
Mid Cap Equity                               B              8/15/97-1/31/99 - Since inception
Mid Cap Equity                               B              2/1/98-1/31/99 - One year

                                                                         Assuming no
                                                                          voluntary
                                                                     waiver of fees and
                                                                             no
                                                                           expense
                                                                       reimbursements
                                                                     ------------------
                                            Assumes              Assumes maximum   Assumes
                                            no sales             Applicable sales  no sales
  Fund                                      Charge               Charge**          Charge
------------------------------------------- -------------------  ----------------  --------
CORE Small Cap Equity
CORE Small Cap Equity
CORE Small Cap Equity
CORE Small Cap Equity
CORE Small Cap Equity

CORE International Equity
CORE International Equity
CORE International Equity
CORE International Equity
CORE International Equity
CORE International Equity
CORE International Equity
CORE International Equity
CORE International Equity
CORE International Equity

Capital Growth
Capital Growth
Capital Growth
Capital Growth
Capital Growth
Capital Growth
Capital Growth
Capital Growth
Capital Growth
Capital Growth
Capital Growth
Capital Growth
Capital Growth
Capital Growth

Mid Cap Equity
Mid Cap Equity
Mid Cap Equity
Mid Cap Equity


                                 INTRODUCTION
                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                Assumes
                                                                                                Maximum
                                                                                                Applicable
                                                                                                Sales
  Fund                                       Class          Time Period                         Charge**
-------------------------------------------  -------------  ----------------------------------  -------------------

Mid Cap Equity                               C              8/15/97-1/31/99 - Since inception
Mid Cap Equity                               C              2/1/98-1/31/99 - One year
Mid Cap Equity                               Institutional  8/1/95-1/31/99 - Since inception
Mid Cap Equity                               Institutional  2/1/96-1/31/99 - Three years
Mid Cap Equity                               Institutional  2/1/98-1/31/99 - One year
Mid Cap Equity                               Service        7/18/97-1/31/99 - Since inception
Mid Cap Equity                               Service        2/1/98-1/31/99 - One year

International Equity                         A              12/1/92-1/31/99 - Since inception
International Equity                         A              2/1/94-1/31/99 - Five years
International Equity                         A              2/1/96-1/31/99 - Three years
International Equity                         A              2/1/98-1/31/99 - One year
International Equity                         B              5/1/96-1/31/99 - Since inception
International Equity                         B              2/1/98-1/31/99 - One year
International Equity                         C              8/15/97-1/31/99 - Since inception
International Equity                         C              2/1/98-1/31/99 - One year
International Equity                         Institutional  2/7/96-1/31/99 - Since inception
International Equity                         Institutional  2/1/98-1/31/99 - One year
International Equity                         Service        12/1/92-1/31/99 - Since inception
International Equity                         Service        2/1/94-1/31/99 - Five years
International Equity                         Service        2/1/96-1/31/99 - Three years
International Equity                         Service        2/1/98-1/31/99 - One year

Small Cap Value                              A              10/22/92-1/31/99 - Since inception
Small Cap Value                              A              2/1/94-1/31/99 - Five years
Small Cap Value                              A              2/1/96-1/31/99 - Three years
Small Cap Value                              A              2/1/98-1/31/99 - One year
Small Cap Value                              B              5/1/96-1/31/99 - Since inception
Small Cap Value                              B              2/1/98-1/31/99 - One year
Small Cap Value                              C              8/15/97-1/31/99 - Since inception
Small Cap Value                              C              2/1/98-1/31/99 - One year
Small Cap Value                              Institutional  8/15/97-1/31/99 - Since inception
Small Cap Value                              Institutional  2/1/98-1/31/99 - One year
Small Cap Value                              Service        10/22/92-1/31/99 - Since inception
Small Cap Value                              Service        2/1/94-1/31/99 - Five years
Small Cap Value                              Service        2/1/96-1/31/99 - Three years

                                                                         Assuming no
                                                                          voluntary
                                                                     waiver of fees and
                                                                             no
                                                                           expense
                                                                       reimbursements
                                                                     ------------------
                                            Assumes              Assumes maximum   Assumes
                                            no sales             Applicable sales  no sales
  Fund                                      Charge               Charge**          Charge
------------------------------------------- -------------------  ----------------  --------
Mid Cap Equity
Mid Cap Equity
Mid Cap Equity
Mid Cap Equity
Mid Cap Equity
Mid Cap Equity
Mid Cap Equity

International Equity
International Equity
International Equity
International Equity
International Equity
International Equity
International Equity
International Equity
International Equity
International Equity
International Equity
International Equity
International Equity
International Equity

Small Cap Value
Small Cap Value
Small Cap Value
Small Cap Value
Small Cap Value
Small Cap Value
Small Cap Value
Small Cap Value
Small Cap Value
Small Cap Value
Small Cap Value
Small Cap Value
Small Cap Value


                                 INTRODUCTION
                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)

                                                                                                Assumes
                                                                                                Maximum
                                                                                                Applicable
                                                                                                Sales
  Fund                                       Class          Time Period                         Charge**
-------------------------------------------  -------------  ----------------------------------  -------------------

Small Cap Value                              Service        2/1/98-1/31/99 - One year

European Equity                              A              10/1/98-1/31/99 - Since inception*
European Equity                              B              10/1/98-1/31/99 - Since inception*
European Equity                              C              10/1/98-1/31/99 - Since inception*
European Equity                              Institutional  10/1/98-1/31/99 - Since inception*
European Equity                              Service        10/1/98-1/31/99 - Since inception*

Japanese Equity Fund                         A              5/1/98-1/31/99 - Since inception*
Japanese Equity Fund                         B              5/1/98-1/31/99 - Since inception*
Japanese Equity Fund                         C              5/1/98-1/31/99 - Since inception*
Japanese Equity Fund                         Institutional  5/1/98-1/31/99 - Since inception*
Japanese Equity Fund                         Service        5/1/98-1/31/99 - Since inception*

International Small Cap Fund                 A              5/1/98-1/31/99 - Since inception*
International Small Cap Fund                 B              5/1/98-1/31/99 - Since inception*
International Small Cap Fund                 C              5/1/98-1/31/99 - Since inception*
International Small Cap Fund                 Institutional  5/1/98-1/31/99 - Since inception*
International Small Cap Fund                 Service        5/1/98-1/31/99 - Since inception*

Emerging Markets Equity                      A              12/15/97-1/31/99 - Since inception
Emerging Markets Equity                      A              2/1/98-1/31/99 - One Year
Emerging Markets Equity                      B              12/15/97-1/31/99 - Since inception
Emerging Markets Equity                      B              2/1/98-1/31/99 - One Year
Emerging Markets Equity                      C              12/15/97-1/31/99 - Since inception
Emerging Markets Equity                      C              2/1/98-1/31/99 - One Year
Emerging Markets Equity                      Institutional  12/15/97-1/31/99 - Since inception
Emerging Markets Equity                      Institutional  2/1/98-1/31/99 - One Year
Emerging Markets Equity                      Service        12/15/97-1/31/99 - Since inception
Emerging Markets Equity                      Service        2/1/98-1/31/99 - One Year

Asia Growth                                  A              7/8/94-1/31/99 - Since inception
Asia Growth                                  A              2/1/96-1/31/99 - Three years
Asia Growth                                  A              2/1/98-1/31/99 - One year
Asia Growth                                  B              5/1/96-1/31/99 - Since inception
Asia Growth                                  B              2/1/98-1/31/99 - One year

                                                                         Assuming no
                                                                          voluntary
                                                                     waiver of fees and
                                                                             no
                                                                           expense
                                                                       reimbursements
                                                                     ------------------
                                            Assumes              Assumes maximum   Assumes
                                            no sales             Applicable sales  no sales
  Fund                                      Charge               Charge**          Charge
------------------------------------------- -------------------  ----------------  --------
Small Cap Value

European Equity
European Equity
European Equity
European Equity
European Equity

Japanese Equity Fund
Japanese Equity Fund
Japanese Equity Fund
Japanese Equity Fund
Japanese Equity Fund

International Small Cap Fund
International Small Cap Fund
International Small Cap Fund
International Small Cap Fund
International Small Cap Fund

Emerging Markets Equity
Emerging Markets Equity
Emerging Markets Equity
Emerging Markets Equity
Emerging Markets Equity
Emerging Markets Equity
Emerging Markets Equity
Emerging Markets Equity
Emerging Markets Equity
Emerging Markets Equity

Asia Growth
Asia Growth
Asia Growth
Asia Growth
Asia Growth


                                 INTRODUCTION
                          VALUE OF $1,000 INVESTMENT
                         (AVERAGE ANNUAL TOTAL RETURN)


                                                                                                Assumes
                                                                                                Maximum
                                                                                                Applicable
                                                                                                Sales
  Fund                                       Class          Time Period                         Charge**
-------------------------------------------  -------------  ----------------------------------  -------------------

Asia Growth                                  C              8/15/97-1/31/99 - Since inception
Asia Growth                                  C              2/1/98-1/31/99 - One Year
Asia Growth                                  Institutional  2/2/96-1/31/99 - Since inception
Asia Growth                                  Institutional  2/1/98-1/31/99 - One year

Real Estate Securities                       A              7/27/98 - Since inception*
Real Estate Securities                       B              7/27/98 - Since inception*
Real Estate Securities                       C              7/27/98 - Since inception*
Real Estate Securities                       Institutional  7/27/98 - Since inception*
Real Estate Securities                       Service        7/27/98 - Since inception*

                                                                         Assuming no
                                                                          voluntary
                                                                     waiver of fees and
                                                                             no
                                                                           expense
                                                                       reimbursements
                                                                     ------------------
                                            Assumes              Assumes maximum   Assumes
                                            no sales             Applicable sales  no sales
  Fund                                      Charge               Charge**          Charge
------------------------------------------- -------------------  ----------------  --------
Asia Growth
Asia Growth
Asia Growth
Asia Growth

Real Estate Securities
Real Estate Securities
Real Estate Securities
Real Estate Securities
Real Estate Securities

__________________________

All returns are average annual total returns.
* Represents an aggregate total return (not annualized) since this class has not completed a full twelve months of operations.

** Total return reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase).

Prior to the date of this Additional Statement, no shares of the Strategic Growth or Growth Opportunities Funds had been offered.

     From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

     The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment Adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current asset allocation.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

     A Fund's performance data will be based on historical results and will not be intended to indicate future performance. A Fund's total return and yield will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.

     Total return will be calculated separately for each class of shares in existence. Because each class of shares is subject to different expenses, total return with respect to each class of shares of a Fund will differ.

                              SHARES OF THE TRUST

     The Funds, except the CORE International Equity, CORE Small Cap Equity, CORE Large Cap Value, CORE Large Cap Growth, Strategic Growth, Growth Opportunities, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Real Estate Securities Funds, were reorganized on April 30, 1997 from series of a Maryland corporation to part of Goldman Sachs Trust, a Delaware business trust, established by a Declaration of Trust dated January 28, 1997.

     The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have classified the shares of each of the Funds into five classes: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares.

     Each Institutional Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Service Plans are borne exclusively by Service Shares, fees under Distribution and Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees are borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently between classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See "Shareholder Guide" in the Prospectus.


     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund under a Plan for services provided to the institution's customers.

     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain account administration and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of account administration fees at the annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Service Shares.

     Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution and service fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares (0.50% with respect to the CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets, Asia Growth and Real Estate Securities Funds). With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

     Class B Shares of the Funds are sold subject to a contingent deferred sales charge of up to 5.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class B Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class B Shares.

     Class C Shares of the Funds are sold subject to a contingent deferred sales charge of up to 1.0% through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman

Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A Shares, Class B Shares and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the differences in expenses discussed above. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights.

     As of ____________, 1999, State Street Bank & Trust Company as Trustee (GS Profit Sharing Master Trust), P.O. Box 1992, Boston, MA 02105, was recordholder of 13% of CORE U.S. Equity Fund's Institutional shares outstanding; Goldman Sachs CORE Large Cap Fund, Omnibus A/C - Growth Strategy, 4900 Sears Tower, Chicago, IL 60606, was recordholder of 11%, Goldman Sachs CORE Large Cap Growth Fund, Omnibus A/C - Growth Fund, 4900 Sears Tower, Chicago, IL 60606, was recordholder of 12%, and Fleet National Bank as custodian for The Hotchkiss School, Goldman Sachs, Attn: 0006295110, P.O. Box 92800, Rochester, NY 14692, was recordholder of 7% of CORE Large Cap Growth Fund's Institutional shares outstanding; State Street Bank & Trust Company as Trustee (GS Profit Sharing Master Trust), P.O. Box 1992, Boston, MA 02105, was recordholder of 52% of Mid Cap Equity Fund's Institutional shares outstanding; Resources Trust Co., FBO Various Accounts, 8051 E. Maplewood Ave., Englewood, CO 80111, was recordholder of 17% of CORE International Equity Fund's Class A shares outstanding; Goldman Sachs International Equity Fund, Omnibus A/C Income Strategy, 4900 Sears Tower, Chicago, IL 60606, was recordholder of 6%, Goldman Sachs International Equity Fund, Omnibus A/C Growth & Income Strategy, 4900 Sears Tower, Chicago, IL 60606, was recordholder of 28%, Goldman Sachs International Equity Fund, Omnibus A/C Growth Strategy, 4900 Sears Tower, Chicago, IL 60606, was recordholder of 23% and Goldman Sachs International Equity Fund, Omnibus A/C Aggressive Growth Strategy, 4900 Sears Tower, Chicago, IL 60606, was recordholder of 9% of CORE International Equity Fund's Institutional shares outstanding; Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team Seq, Goldman Sachs Funds, 4800 Deer Lake Rd East 3rd floor, Jacksonville, FL 32246, was recordholder of 5% of International Equity Fund's Class A shares outstanding; Goldman Sachs & Co., c/o Mutual Fund Operations, FBO Acct #010100683, 85 Broad St., New York, NY 10004 was recordholder of 8% of European Equity Fund's Class A shares outstanding; Goldman Sachs Seed Account, Attn:
Darin Pritchett, 4900 Sears

Tower, Chicago, IL 60606 was recordholder of 20% of European Equity Fund's Institutional shares outstanding; Southbridge Securities, 150 Water St South, Cambridge, ON N1R 3E2, was recordholder of 5% of Japanese Equity Fund's Class A shares outstanding; Goldman Sachs Seed Account, Attn: Darin Pritchett, 4900 Sears Tower, Chicago, IL 60606 was recordholder of 56% of Japanese Equity Fund's Institutional shares outstanding; Goldman Sachs International Small Cap Fund, Omnibus A/C Growth & Income Strategy, 4900 Sears Tower, Chicago, IL 60606, was recordholder of 22%, Goldman Sachs International Small Cap Fund, Omnibus A/C - Growth Strategy, 4900 Sears Tower, Chicago, IL 60606, was recordholder of 19%, Goldman Sachs International Small Cap Fund, Omnibus A/C Aggressive Growth Strategy, 4900 Sears Tower, Chicago, IL 60606, was recordholder of 11%, Goldman Sachs Seed Account, Attn: Darin Pritchett, 4900 Sears Tower, Chicago, IL 60606, was recordholder of 29%, and Goldman Sachs & Co., c/o Mutual Fund Operations, FBO Acct #029049525, 85 Broad St., New York, NY 10004 was recordholder of 9% of International Small Cap Fund's Institutional shares outstanding; Resources Trust Co., FBO Various Accounts, 8051 E. Maplewood Ave., Englewood, CO 80111, was recordholder of 9% of Emerging Market Equity Fund's Class A shares; Goldman Sachs Emerging Markets, Omnibus A/C Growth and Income Strategy, 4900 Sears Tower, Chicago, IL 60606, was recordholder of 13%, Goldman Sachs Emerging Markets, Omnibus A/C Growth Strategy, 4900 Sears Tower, Chicago, IL 60606, was recordholder of 13%, Goldman Sachs Emerging Markets, Omnibus A/C Aggressive Growth Strategy, 4900 Sears Tower, Chicago, IL 60606, was recordholder of 6%, Board of Regents of the University of Texas System, Attn: Security Operations, PO Box 2033, Austin, TX 78768, was recordholder of 9%, and Pennsylvania Public School Employees Retirement System, Attn: Brian Carl, PO Box 125, Harrisburg, PA 17108, was recordholder of 10% of Emerging Market Fund's Institutional shares outstanding; and State Street Bank and Trust Company, FBO Goldman Sachs Employee Pension Plan, 200 Newport Ave, North Quincy, MA 02170, was recordholder of 7% of Asia Growth Fund's Class A shares outstanding.

     The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.


     The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated
(i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust, series or its respective shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or their organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholder; (ii) that is required by law to be approved by shareholders;
(iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

Shareholder and Trustee Liability
---------------------------------

     Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis and to employ other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for error of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                    TAXATION

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

General
=======

     Each Fund is a separate taxable entity. The Strategic Growth and Growth Opportunities Funds each intent to elect and each other Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) such Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Fund's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally have the same character for such Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under these tests.

     If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity or Asia Growth Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. Asia Growth Fund had approximately $_______, $_________, $__________ and $__________ at January 31, 1999 of
capital loss carry forwards expiring in 2002, 2003, 2004 and 2005, respectively, for federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of a Fund's distributions to shareholders. Application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, mortgage or index swaps may be unclear in some respects, and a Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foregoing currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of a Fund's dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder's tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     A Fund's investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any "mark to market" gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     Each Fund (other than CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) anticipates that it will be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as may occur for CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds, more than 50% of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

     If the CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds make this election, its respective shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.

     If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity or Asia Growth Funds, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder's particular tax situation, certain shareholders of CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Fund even if the election is made by such a Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that the CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity or Asia Growth Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by a Fund and (ii) the portion of Fund dividends which represents income from each foreign country. The other Funds will not be entitled to elect to pass foreign taxes and associated credits or deductions through to their shareholders because they will not satisfy the 50% requirement described above. If a Fund cannot or does not make this election, it may deduct such taxes in computing the amount it is required to distribute.

     If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

Taxable U.S. Shareholders - Distributions
=========================================

For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

     Distributions from investment company taxable income for the year will be taxable as ordinary income. Distributions designated as derived from a Fund's dividend income, if any, that would be eligible for the dividends received deduction if such Fund were not a regulated investment company may be eligible, for the dividends received deduction for corporate shareholders. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Because eligible dividends are limited to those a Fund receives from U.S. domestic corporations, it is unlikely that a substantial portion of the distributions made by CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Asia Growth and Emerging Markets Equity Funds will qualify for the dividends-received deduction. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an "extraordinary dividend" under the Code, reduce such shareholder's tax basis in its shares of a Fund. Capital gain dividends (i.e., dividends from net capital gain) if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund's taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. Such long-term capital gain will be taxed at a maximum rate of 20%. Distributions, if any, that are in excess of a Fund's current and accumulated earnings and profits will first reduce a shareholder's tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders - Sale of Shares
==========================================

     When a shareholder's shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder's adjusted tax basis in the shares and the cash, or fair market value of any property, received. If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder's holding period is more than one year, and short-term otherwise. In general, the maximum long-term capital gain rate will be 20% for capital gains on assets held more than one year. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Fund will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly-acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     Each Fund may be required to withhold, as "backup withholding," federal income tax at a rate of 31% from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish such Fund with a correct taxpayer identification number ("TIN") certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. If you do not have a TIN, you should apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating to your account while you are waiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfer to Minors Act, the TIN of the minor should be furnished.

Non-U.S. Shareholders
=====================

     The discussion above relates solely to U.S. federal income tax law as it applies to "U.S. persons" subject to tax under such law. Shareholders who, as to the United States, are not "U.S. persons," (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets

Equity or Asia Growth Funds to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder's trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with an IRS Form W-8 or an acceptable substitute may be subject to backup withholding at the rate of 31% on capital gain dividends and the proceeds of redemptions and exchanges. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Funds.

State and Local
===============

     Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                              FINANCIAL STATEMENTS

     The audited financial statements and related reports of __________________ ___, independent public accountants, contained in the 1999 Annual Report of each of the Funds are incorporated herein by reference into this Additional Statement. A copy of the annual reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund's prospectus. No other part of the Annual Report is incorporated by reference herein.

                               OTHER INFORMATION

     Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund.

     As stated in the Prospectuses, the Trust may authorize Service Organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust's behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for
their services.   Certain Service Organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

     The Investment Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers, Service Organization and other financial intermediaries ("Intermediaries") for the sale and distribution of Shares of the Funds and/or for the servicing of those shares. These payments ("Additional Payments") would be in addition to the payments by the Funds described in the Funds' Prospectus and this Additional Statement for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to Intermediaries as set forth in the Prospectus. These Additional Payments may take the form of "due diligence" payments for an Intermediary's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on an Intermediary's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the Funds. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for different Intermediaries. Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable NASD regulations.

     In the interest of economy and convenience, the Trust does not issue certificates representing the Funds' shares. Instead, the Transfer Agent maintains a record of each shareholder's ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                         DISTRIBUTION AND SERVICE PLANS
            (Class A Shares, Class B Shares and Class C Shares Only)

     Distribution and Service Plans. As described in the Prospectus, the Trust has adopted, on behalf of Class A, Class B and Class C Shares of each Fund, distribution and service plans (each a "Plan") pursuant to Rule 12b-1 under the Act. See "Shareholder Services" in the Prospectus.

     The Plans for each Fund were most recently approved on [April __, 1999] by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans.

     The compensation for distribution services payable under a Plan may not exceed 0.25%, 0.75% and 0.75%, per annum of a Fund's average daily net assets attributable to Class A, Class B and Class C Shares respectively, of such Fund. Under the Plans for Class A (CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds only), Class B and Class C Shares, Goldman Sachs is also entitled to received a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Fund's average daily net assets attributable to Class A, Class B or Class C Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on "service fees" imposed by the NASD.

     Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs' expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and contingent deferred sales charge on Class A, Class B and Class C Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A, Class B and Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing the Funds' Class A, Class B and Class C Shares.

     Under each Plan, Goldman Sachs, as distributor of each Fund's Class A, Class B and Class C Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

     The Plans will remain in effect until [May 1, 2000] and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation without approval of a majority of the outstanding Class A, Class B or Class C Shares of the affected Fund and share class. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class B or Class C Shares, respectively, of the applicable Fund and share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A, Class B and Class C Shareholders.

     For the fiscal years ended January 31, 1999, January 31, 1998 and January 31, 1997 the distribution fees paid to Goldman Sachs pursuant to its Class A Plan by each Fund then in existence were as follows:

                                   1999         1998          1997
                                   ----         ----          ----
Balanced Fund                  $             $        0    $        0
Growth and Income Fund                          723,634       139,025
CORE Large Cap Value Fund/1/                        N/A           N/A
CORE U.S. Equity Fund                           720,025       363,264
CORE Large Cap Growth Fund/1/                         0           N/A
CORE Small Cap Equity Fund/1/                     1,380           N/A
CORE International Equity Fund/1/                 2,751           N/A
Capital Growth Fund                                   0             0
Strategic Growth Fund/2/                            N/A           N/A
Growth Opportunities Fund/2/                        N/A           N/A
Mid Cap Equity Fund/1/                           67,478           N/A
International Equity Fund                     1,416,253       900,274
Small Cap Value Fund                                  0             0
European Equity Fund/1/                             N/A           N/A
Japanese Equity Fund/1/                             N/A           N/A
International Small Cap Fund/1/                     N/A           N/A
Emerging Markets Equity Fund/1/                   3,381           N/A
Asia Growth Fund                                431,390       526,448
Real Estate Securities Fund/1/                      N/A           N/A

--------------------

1. The Class A Share class of CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Mid Cap Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Real Estate Securities Funds commenced operations on December 31, 1998, May 1, 1997, August 15, 1997, August 15, 1997, August 15, 1997, October 1,
1998, May 1, 1998, May 1, 1998, December 15, 1997 and July 27, 1998,
respectively.

2. During the periods shown, no shares of Strategic Growth or Growth Opportunities Funds were offered.

          Without the voluntary limitations then in effect, the Funds would have paid Goldman Sachs the following distribution fees during the fiscal years ended January 31, 1999, January 31, 1998, and January 31, 1997 pursuant to their respective Class A Plans:

                                   1999         1998          1997
                                   ----         ----          ----
Balanced Fund                  $             $  301,397    $  153,392
Growth and Income Fund                        2,324,970     1,252,257
CORE Large Cap Value Fund/1/                        N/A           N/A
CORE U.S. Equity Fund                           771,451       432,457
CORE Large Cap Growth Fund/1/                    61,924           N/A
CORE Small Cap Equity Fund/1/                     6,898           N/A
CORE International Equity Fund/1/                 2,751           N/A
Capital Growth Fund                           2,678,370     2,171,462
Strategic Growth Fund/2/                            N/A           N/A
Growth Opportunities Fund/2/                        N/A           N/A
Mid Cap Equity Fund/1/                           67,478           N/A
International Equity Fund                     1,632,745     1,071,755
Small Cap Value Fund                            727,298       529,684
European Equity Fund/1/                             N/A           N/A
Japanese Equity Fund/1/                             N/A           N/A
International Small Cap Fund/1/                     N/A           N/A
Emerging Markets Equity Fund/1/                   3,381           N/A
Asia Growth Fund                                513,560       626,724
Real Estate Securities Fund/1/                      N/A           N/A

--------------------

1. The Class A Share class of CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Mid Cap Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Real Estate Securities Funds commenced operations on December 31, 1998, May 1, 1997, August 15, 1997, August 15, 1997, August 15, 1997, October 1,
1998, May 1, 1998, May 1, 1998, December 15, 1997 and July 27, 1998,
respectively.

2. During the periods show, no shares of Strategic Growth or Growth Opportunities Funds were offered.

          During the fiscal years ended January 31, 1999, January 31, 1998, and January 31, 1997 Goldman Sachs was paid the following distribution fees under the Class B Plan of each applicable Fund with Class B shares then in existence:


                                   1999         1998          1997
                                   ----         ----          ----
Balanced Fund                  $             $   74,569    $    3,861
Growth and Income Fund                        1,117,813        28,075
CORE Large Cap Value Fund/1/                        N/A           N/A
CORE U.S. Equity Fund                           265,025        36,508
CORE Large Cap Growth Fund/1/                    34,332           N/A
CORE Small Cap Equity Fund/1/                    20,064           N/A
CORE International Equity Fund/1/                 5,700           N/A
Capital Growth Fund                             127,395         7,632
Strategic Growth Fund/2/                            N/A           N/A
Growth Opportunities Fund/2/                        N/A           N/A
Mid Cap Equity Fund/1/                           47,585           N/A
International Equity Fund                       314,578        44,148
Small Cap Value Fund                            160,608         8,973
European Equity Fund/1/                             N/A           N/A
Japanese Equity Fund/1/                             N/A           N/A
International Small Cap Fund/1/                     N/A           N/A
Emerging Markets Equity Fund/1/                      38           N/A
Asia Growth Fund                                 28,550        10,229
Real Estate Securities Fund/1/                      N/A         N/A

--------------------

1. The Class B Share class of CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Mid Cap Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Real Estate Securities Funds commenced operations on December 31, 1998, May 1, 1997, August 15, 1997, August 15, 1997, August 15, 1997, October 1,
1998, May 1, 1998, May 1, 1998, December 15, 1997 and July 27, 1998,
respectively.

2. During the periods shown, no shares of Strategic Growth or Growth Opportunities Funds were offered.

          During the fiscal years ended January 31, 1999 and January 31, 1998, Goldman Sachs was paid the following distribution fees under the Class C Plan of each applicable Fund with Class C Shares then in existence:

                                        1999         1998
                                        ----         ----
Balanced                           $             $   13,290
Growth and Income                                    57,542
CORE Large Cap Value Fund/1/                            N/A
CORE U.S. Equity Fund                                14,614
CORE Large Cap Growth Fund/1/                         6,880
CORE Small Cap Equity Fund/1/                         4,038
CORE International Equity Fund/1/                     3,118
Capital Growth Fund                                   9,607
Strategic Growth Fund/2/                                N/A
Growth Opportunities Fund/2/                            N/A
Mid Cap Equity Fund/1/                               10,495
International Equity Fund                             7,485
Small Cap Value Fund                                 12,158
European Equity Fund/1/                                 N/A
Japanese Equity Fund/1/                                 N/A
International Small Cap Fund/1/                         N/A
Emerging Markets Fund/1/                                 28
Asia Growth Fund                                      2,854
Real Estate Securities Fund/1/                          N/A

--------------------

1. The Class C Share class of CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Mid Cap Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Real Estate Securities Funds commenced operations on [December 31, 1998;] August 15, 1997, August 15, 1997, August 15, 1997, August 15, 1997,
October 1, 1998, May 1, 1998, May 1, 1998, December 15, 1997 and July 27, 1998.

2. During the periods shown, no shares of Strategic Growth or Growth Opportunities Funds were offered.

No distribution fees were paid to Goldman Sachs under the Class C Plans during the fiscal year ended January 31, 1997.

          During the fiscal year ended January 31, 1999, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each applicable Fund with Class A Shares then in existence:

                                                        Compensation                       Printing and     Preparation
                                                        and Expenses       Allocable       Mailing of       and
                                                        of the             Overhead,       Prospectuses     Distribution
                                                        Distributor        Telephone       to Other         of Sales
                                       Compensation     & Its Sales        and Travel      Than Current     Literature and
                                       to Dealers       Personnel          Expenses        Shareholders     Advertising
                                       ------------     ------------       -----------     ------------     --------------
Fiscal Year Ended January 31, 1999:

Balanced Fund                          $                $                  $               $                $
Growth and Income Fund
CORE Large Cap Value Fund
CORE U.S. Equity Fund
CORE Large Cap Growth Fund
CORE Small Cap Equity Fund
CORE International Equity Fund
Capital Growth Fund
Strategic Growth Fund/1/
Growth Opportunities Fund/1/
Mid Cap Equity
International Equity Fund
Small Cap Value Fund
European Equity Fund
Japanese Equity Fund
International Small Cap
Emerging Market Equity Fund
Asia Growth Fund
Real Estate Securities Fund

The table above reflects amounts expended by Goldman Sachs, which amounts are in excess of the compensation received by Goldman Sachs under the Class A Plans. The payments under the Class A Plan were used by Goldman Sachs to compensate it for the expenses shown above on a pro-rata basis.

--------------------

1 During the periods shown, no shares of Strategic Growth or Growth Opportunities Funds were offered.

          For the fiscal years and periods indicated below, Goldman Sachs received service fees from the Funds pursuant to the Plans then in existence at the rate of 0.25% of each Fund's average daily net assets attributable to Class A, Class B, or Class C Shares, which totaled:

                                                Class A                                Class B                     Class C
                                 -------------------------------------  ----------------------------------    -----------------
                                   1999          1998           1997       1999         1998        1997/1/     1999     1998
                                   ====          ====           ====       ====         ====        ====        ====     ====
Balanced Fund/2/                           $  301,397     $  153,392              $   24,856    $   1,294             $    4,430
Growth and Income Fund/2/                   2,324,970      1,252,257                 372,604        9,358                 19,181
CORE Large Cap Value Fund/3/                      N/A            N/A                     N/A          N/A                    N/A
CORE U.S. Equity Fund/2/                      771,451        432,457                  88,342       12,169                  4,871
CORE Large Cap Growth Fund/4/                  61,924            N/A                  11,444          N/A                  2,293
CORE Small Cap Equity Fund/5/                   6,898            N/A                   6,688          N/A                  1,346
CORE International Equity Fund/5/               2,748            N/A                   1,900          N/A                  1,040
Capital Growth Fund/2/                      2,678,370      2,171,462                  42,465        2,854                  3,202
Strategic Growth Fund/6/                          N/A            N/A                     N/A          N/A                    N/A
Growth Opportunities Fund/6/                      N/A            N/A                     N/A          N/A                    N/A
Mid Cap Equity Fund/5/                         67,485            N/A                  15,862          N/A                  3,499
International Equity Fund/3/                1,632,745      1,071,755                 104,859       14,733                  2,496
Small Cap Value Fund/2/                       727,298        569,684                  53,536        2,992                  4,052
European Equity Fund/7/                           N/A            N/A                     N/A          N/A                    N/A
Japanese Equity Fund/7/                           N/A            N/A                     N/A          N/A                    N/A
International Small Cap Fund/7/                   N/A            N/A                     N/A          N/A                    N/A
Emerging Market Equity Fund/8/                  3,424            N/A                      13          N/A                     10
Asia Growth Fund/2/                           513,560        626,724                   9,517        3,410                    951
Real Estate Securities Fund/7/                    N/A            N/A                     N/A          N/A                    N/A

___________________

/1/ For the period commencing May 1, 1996.

/2/ Prior to May 1, 1996 and August 15, 1997, Balanced, Growth and Income, CORE U.S. Equity, Capital Growth, Small Cap Value, International Equity and Asia Growth Funds had not sold Class B and Class C Shares, respectively.

/3/ CORE Large Cap Value Fund commenced operations on December 31, 1998.

/4/ Prior to May 1, 1997, May 1, 1997 and August 15, 1997, CORE Large Cap Growth Fund had not sold Class A, Class B and Class C Shares, respectively.

/5/ Prior to August 15, 1997, CORE Small Cap Equity, CORE International Equity and Mid Cap Equity Funds had not sold Class A, Class B or Class C Shares.

/6/ During the periods shown, no shares of Strategic Growth or Growth Opportunities Funds were offered.

/7/ Prior to October 1, 1998, May 1, 1998, May 1, 1998 and July 27, 1998,
European Equity, Japanese Equity, International Small Cap and Real Estate Securities Funds had not sold Class A, Class B or Class C Shares.

/8/ Prior to December 15, 1997, Emerging Markets Equity Fund had not sold Class A, Class B or Class C Shares.

   OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS,
                            EXCHANGES AND DIVIDENDS
            (Class A Shares, Class B Shares and Class C Shares Only)

Maximum Sales Charges
---------------------

          Class A Shares of each Fund are sold at a maximum sales charge of 5.5%. Using the initial offering price per share as of January 31, 1999, the maximum offering price of each Fund's Class A shares would be as follows:

                                                     Maximum        Offering
                                       Net Asset      Sales         Price to
                                         Value        Charge         Public
                                         -----        ------         ------
Balanced Fund                         $                5.5%          $
Growth and Income Fund                                 5.5%
CORE U.S. Equity Fund                                  5.5%
CORE Large Cap Value Fund                              5.5%
CORE Large Cap Growth Fund                             5.5%
CORE Small Cap Equity Fund                             5.5%
CORE International Equity Fund                         5.5%
Capital Growth Fund                                    5.5%
Strategic Growth Fund/1/                               ----
Growth Opportunities Fund/1/
Mid Cap Equity Fund                                    5.5%
International Equity Fund                              5.5%
Small Cap Value Fund                                   5.5%
European Equity Fund                                   5.5%
Japanese Equity Fund                                   5.5%
International Small Cap Fund                           5.5%
Emerging Market Equity Fund                            5.5%
Asia Growth Fund                                       5.5%
Real Estate Securities Fund                            5.5%
                                                       ----


/1/ During the fiscal year ended January 31, 1999, no shares of Strategic Growth or Growth Opportunities Funds were offered.

The following information supplements the information in the Prospectus under the captions "Shareholder Guide" and "Dividends." Please see the Prospectus for more complete information.

Other Purchase Information
--------------------------

If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Right of Accumulation (Class A)
-------------------------------

A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder's current holdings of existing Class A Shares (acquired by purchase or exchange) of the Funds and Class A Shares of any other Goldman Sachs Fund (as defined in the Prospectus) total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $35,000 and purchases additional Class A Shares of any Fund with a purchase price of $25,000, the sales charge for the $25,000 purchase would be 4.75% (the rate applicable to a single purchase of more than $50,000). Class A Shares purchased without the imposition of a sales charge may not be aggregated with Class A Shares purchased subject to a sales charge. Class A Shares of the Funds and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of the Private Client Services Division of Goldman Sachs will be combined with Class A Shares held by any other Private Client Services account. In addition, Class A Shares of the Funds and Class A Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, "eligible persons") may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization's, group's or firm's agreement to cooperate in the offering of the Funds' shares to eligible persons; and (ii) notification to the Funds at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (1) your employee has been assigned a cumulative discount number by Goldman Sachs, and (2) your account, alone or in combination with the accounts of other plan participants also invested in Class A Shares of the Goldman Sachs Funds, totals the requisite aggregate amount as described in the Prospectus.

Statement of Intention (Class A)
--------------------------------

If a shareholder anticipates purchasing at least $50,000 of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the "Statement"). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an "accumulation credit" toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

Cross-Reinvestment of Dividends and Distributions
-------------------------------------------------

Shareholders may receive dividends and distributions in additional Shares of the same class of the Fund in which they have invested or they may elect to receive them in cash or Shares of the same class of other mutual funds sponsored by Goldman Sachs (the "Goldman Sachs Funds") or ILA Service Units of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio, if they hold Class A Shares of a Fund, or ILA, Class B or Class C Units of the Prime Obligations Portfolio, if they hold Class B or Class C Shares of a Fund (the "ILA Portfolios").

A Fund shareholder should obtain and read the prospectus relating to any other Fund, Goldman Sachs Fund or ILA Portfolio and its shares or units and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund or Portfolio. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or in units of ILA Portfolios is available only in states where such reinvestment may legally be made.

Automatic Exchange Program
--------------------------

A Fund shareholder may elect to exchange automatically a specified dollar amount of shares of a Fund into an identical account of another Fund or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

Systematic Withdrawal Plan
--------------------------

A systematic withdrawal plan (the "Systematic Withdrawal Plan") is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B or Class C Shares. The CDSC applicable to Class A, Class B or Class C Shares redeemed under a systematic withdrawal plan may be waived. See "Shareholder Guide" in the Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

                                  SERVICE PLAN
                             (Service Shares Only)


The Funds have adopted a service plan (the "Plan") with respect to its Service Shares which authorizes it to compensate Service Organizations for providing certain administration services and personal and account maintenance services to their customers who are or may become beneficial owners of such Shares.
Pursuant to the Plan, each Fund enters into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers ("Service Agreements"). Under such Service Agreements the Service Organizations may perform some or all of the following services: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain account records for each customer who beneficially owns Service Shares of a Fund, (c) answer questions and handle correspondence from customers regarding their accounts, (d) process customer orders to purchase, redeem and exchange Service Shares of a Fund, and handle the transmission of funds representing the customers' purchase price or redemption proceeds, (e) issue confirmations for transactions in shares by customers, (f) provide facilities to answer questions from prospective and existing investors about Service Shares of a Fund, (g) receive and answer investor correspondence, including requests for prospectuses and statements of additional information,
(h) display and make prospectuses available on the Service Organization's premises, (i) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization and (j) act as liaison between customers and a Fund, including obtaining information from the Fund, working with the Fund to correct errors and resolve problems and providing statistical and other information to a Fund. As compensation for such services, each Fund will pay each Service Organization a service fee in an amount up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization.

The Funds have adopted the Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.

The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although institutions such as national banks are permitted to purchase and sell securities upon the order and for the account of their customers. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers. Should future legislative or administrative action or judicial or administrative decisions or interpretations prohibit or restrict the activities of one or more of the Service Organizations in connection with a Fund, such Service Organizations might be required to alter materially or discontinue the services performed under their Service Agreements. If one or more of the Service Organizations were restricted from effecting purchases or sales of Service Shares automatically pursuant to pre-authorized instructions, for example, effecting such transactions on a manual basis might affect the size and/or growth of a Fund. Any such alteration or discontinuance of services could require the Board of Trustees to consider changing a Fund's method of operations or providing alternative means of offering Service Shares of the Fund to customers of such Service Organizations, in which case the operation of such Fund, its size and/or its growth might be significantly altered. It is not anticipated, however, that any alteration of a Fund's operations would have any effect on the net asset value per share or result in financial losses to any shareholder.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of a Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of a Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements, most recently voted to approve the Plan and related Service Agreements at a meeting called for the purpose of voting on such Plan and Service Agreements on _______, 1999. The Plan and related Service Agreements will remain in effect until [May 1, 2000] and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the affected Fund and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund on not more than sixty (60) days' written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees. The Trustees have determined that, in its judgment, there is a reasonable likelihood that the Plans will benefit the Funds and the holders of Service Shares of the Funds.

                                   Appendix A


Commercial Paper Ratings
------------------------

  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                                      1-A

  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  "Not Prime" - Issuers do not fall within any of the Prime rating categories.

  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                                      2-A

  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  "D" - Securities are in actual or imminent payment default.


  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson
BankWatch:

                                      3-A

  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective

                                      4-A
characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                                      5-A

  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds.
They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                                      6-A

The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely

                                      7-A
payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  "CCC", "CC", "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                                      8-A

  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

  "D" - This designation indicates that the long-term debt is in default.

  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings
----------------------

  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk.
The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                                      9-A

  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                      10-A

                                   Appendix B

BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

  Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

  Our client's interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

  Our assets are our people, capital and reputation. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

  We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

  We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

  We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

  We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm's success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any impermissible criterion or circumstance.

  We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.

  The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

  We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to

                                      1-B
maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

  We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to distinction.

  We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

  Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair competitors and must never denigrate other firms.

  Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

     GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

  Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.

  Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $6.1 billion as of November 28, 1997.

  With thirty-seven offices around the world, Goldman Sachs employs over 11,000 professionals focused on opportunities in major markets.

  The number one underwriter of all international equity issuers from (1993-
1996).

  A research budget of $200 million for 1997.

  Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1996).

  The number one lead manager of U.S. common stock offerings for the past eight years (1989-1996).*

  The number one lead manager for initial public offerings (IPOs) worldwide (1989-1996).

--------------------
*  Source:  Securities Data Corporation.  Common stock ranking excludes REITs,
   ====================================
   Investment Trusts and Rights.

                                      2-B

GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865    End of Civil War

1869    Marcus Goldman opens Goldman Sachs

1890    Dow Jones Industrial Average first published

1896    Goldman Sachs joins New York Stock Exchange

1906 Goldman Sachs takes Sears Roebuck & Co. public (longest-standing client relationship)

        Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956    Goldman Sachs co-manages Ford's public offering, the largest to date

1970    London office opens

1972    Dow Jones Industrial Average breaks 1000

1986    Goldman Sachs takes Microsoft public

1991 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995    Dow Jones Industrial Average breaks 5000

1996    Goldman Sachs takes Deutsche Telecom public

        Dow Jones Industrial Average breaks 6000

1997    Dow Jones Industrial Average breaks 7000

  Goldman Sachs increases assets under management by 100% over 1996

                                      3-B

                                    PART C
                               OTHER INFORMATION

Item 23. Exhibits
         --------

     The following exhibits relating to Goldman Sachs Trust are incorporated herein by reference to Post-Effective Amendment No. 26 to Goldman Sachs Trust's Registration Statement on Form N-1A (Accession No. 000950130-95-002856); to Post-Effective Amendment No. 27 to such Registration Statement (Accession No. 0000950130-96-004931); to Post-Effective Amendment No. 29 to such Registration Statement (Accession No. 0000950130-97-000573); to Post-Effective Amendment No. 31 to such Registration Statement (Accession No. 0000950130-97-000805); to Post-Effective Amendment No. 32 to such Registration Statement (Accession No. 0000950130-97-0001846); to Post-Effective Amendment No. 40 to such Registration Statement (Accession No. 0000950130-97-004495); to Post-Effective Amendment No. 41 to such Registration Statement (Accession No 0000950130-98-000676); Post-Effective Amendment No. 43 to such Registration Statement (Accession No. 0000950130-98-000965); to Post-Effective Amendment No. 44 to such Registration Statement (Accession No. 0000950130-98-002160); to Post-Effective Amendment No. 46 to such Registration Statement (Accession No. 0000950130-98-003563); to Post-Effective Amendment No. 47 to such Registration Statement (Accession No. 0000950130-98-004845), to Post-Effective Amendment No. 48 to such Registration Statement (Accession No. 0000950109-98-005275); to Post-Effective Amendment No. 50 to such Registration Statement (Accession No. 0000950130-98-006081) and to Post-Effective Amendment No. 51 to such Registration Statement (Accession No. 0000950130-99-000178).

     (a)(1). Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950130-97-000573).

     (a)(2). Amendment No. 1 dated April 24, 1997 to Agreement and Declaration of Trust January 28, 1997. (Accession No. 0000950130-97-004495).

     (a)(3). Amendment No. 2 dated July 21, 1997 to Agreement and Declaration of Trust, as amended, dated January 28, 1997. (Accession No. 0000950130-97-004495).

     (a)(4). Amendment No.3 dated October 21, 1997 to the Agreement and Declaration of Trust, as amended, dated January 28, 1997. (Accession No. 0000950130-98-000676).

     (a)(5). Amendment No. 4 dated January 28, 1998 to the Agreement and Declaration of Trust, as amended, dated January 28, 1997. (Accession No. 0000950130-98-000676).

     (a)(6). Amendment No. 5 dated April 23, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-004845).

     (a)(7). Amendment No. 6 dated July 22, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-004845).

     (a)(8). Amendment No. 7 dated November 3, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997 (Accession No. 0000950130-98-006081).

     (b). Amended and Restated By-laws of the Delaware business trust dated January 28, 1997. (Accession No. 0000950130-97-000573).

     (c).      Not applicable.

     (d)(1). Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Government Fund, and Goldman Sachs Funds Management, L.P. (Accession No. 0000950130-98-000676).

     (d)(2). Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Adjustable Rate Government Fund, and Goldman Sachs Funds Management, L.P. (Accession No. 0000950130-98-000676).

     (d)(3). Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Tax-Free Fund, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676).

     (d)(4). Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Core Fixed Income Fund, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676).

     (d)(5). Management Agreement dated April 30, 1997 between the Registrant, on behalf of Goldman Sachs - Institutional Liquid Assets, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676).

     (d)(6). Management Agreement dated April 30, 1997 as amended November 3, 1998, between Registrant, Goldman Sachs Asset Management, Goldman Sachs Fund Management L.P. and Goldman, Sachs Asset

                Management International (Accession No. 0000950109-98-005275).

     (d)(7). Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman Sachs Asset Management (Accession No. 0000950130-98-000676).

     (f).      Not applicable.

     (g)(1). Custodian Agreement dated July 15, 1991, between Registrant and State Street Bank and Trust Company. (Accession No. 0000950130-95-002856).

     (g)(2). Custodian Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, filed as Exhibit 8(a). (Accession No. 0000950130-98-000965).

     (g)(3). Letter-Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the fees payable by Registrant pursuant to the Custodian Agreement, filed as Exhibit 8(b). (Accession No. 0000950130-98-000965).

     (g)(4). Amendment dated May 28, 1981 to the Custodian Agreement referred to above as Exhibit (g)(2) (Accession No. 0000950130-98-000965).

     (g)(5). Fee schedule relating to the Custodian Agreement between Registrant on behalf of the Goldman Sachs Asset Allocation Portfolios and State Street Bank and Trust Company. (Accession No. 0000950130-97-004495).

     (g)(6). Letter Agreement dated June 14, 1984 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to a change in wire charges under the Custodian Agreement, filed as Exhibit 8(d). (Accession No. 0000950130-98-000965).

     (g)(7). Letter Agreement dated March 29, 1983 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the latter's designation of Bank of America, N.T. and

               S.A. as its subcustodian and certain other matters, filed as
               Exhibit 8(f). (Accession No. 0000950130-98-000965).


     (g)(8). Letter Agreement dated March 21, 1985 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the creation of a joint repurchase agreement account, filed as Exhibit 8(g). (Accession No. 0000950130-98-000965).

     (g)(9). Letter Agreement dated November 7, 1985, with attachments, between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, authorizing State Street Bank and Trust Company to permit redemption of units by check, filed as Exhibit 8(h). (Accession No. 0000950130-98-000965).

     (g)(10). Money Transfer Services Agreement dated November 14, 1985, including attachment, between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to transfers of funds on deposit with State Street Bank and Trust Company, filed as Exhibit 8(i). (Accession No. 0000950130-98-000965).

     (g)(11). Letter Agreement dated November 27, 1985 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, amending the Custodian Agreement. (Accession No. 0000950130-98-000965).

     (g)(12). Letter Agreement dated July 22, 1986 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to a change in wire charges. (Accession No. 0000950130-98-000965).

     (g)(13). Letter Agreement dated June 20, 1987 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, amending the Custodian Agreement. (Accession No. 0000950130-98-000965).

     (g)(14). Letter Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to the latter's designation of Security Pacific National Bank as its sub-custodian and certain other matters. (Accession No. 0000950130-98-000965).

     (g)(15). Amendment dated July 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets. (Accession No. 0000950130-98-000965).

     (g)(16). Amendment dated December 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets. (Accession No. 0000950130-98-000965).

     (g)(17). Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company on behalf of Goldman Sachs Capital Growth Fund. (Accession No. 0000950130-98-006081).

     (g)(18). Sub-Custodian Agreement dated March 29, 1983 between State Street Bank and Trust Company and Bank of America, National Trust and Savings Association on behalf of Goldman Sachs Institutional Liquid Assets. (Accession No. 0000950130-98-006081).

     (h)(1). Wiring Agreement dated June 20, 1987 among Goldman, Sachs & Co., State Street Bank and Trust Company and The Northern Trust Company. (Accession No. 0000950130-98-000965).

     (h)(2). Letter Agreement dated June 20, 1987 regarding use of checking account between Registrant and The Northern Trust Company. (Accession No. 0000950130-98-000965).

     (h)(3). Transfer Agency Agreement dated July 15, 1991 between Registrant and Goldman, Sachs & Co. (Accession No. 0000950130-95-002856).

     (h)(4). Fee schedule relating to Transfer Agency Agreement between Registrant on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman, Sachs & Co. (Accession No. 0000950130-97-004495).

     (h)(7). Fee schedule dated July 31, 1998 relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. on behalf of all Funds of Goldman Sachs Trust other than the Institutional Liquid Assets and Financial Square Money Market Funds. (Accession No. 0000950130-98-004845).

     (h)(8). Transfer Agency Agreement dated May 1, 1988 between Goldman Sachs Institutional Liquid Assets and Goldman, Sachs & Co. (Accession No. 0000950130-98-006081).

     (h)(9). Fee Schedule dated July 31, 1998 relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. on behalf of ILA Money Market Funds. (Accession No. 0000950130-98-006081).

     (h)(10). Transfer Agency Agreement dated April 30, 1997 between Registrant and Goldman, Sachs & Co. on behalf of the Financial Square Funds. (Accession No. 0000950130-98-006081).

     (h)(11). Transfer Agency Agreement dated April 6, 1990 between GS-Capital Growth Fund, Inc. and Goldman Sachs & Co. (Accession No. 0000950130-98-006081).

     (h)(12). Goldman Sachs - Institutional Liquid Assets Administration Class Administration Plan dated April 22, 1998. (Accession No. 0000950130-98-006081).

     (h)(13). FST Administration Class Administration Plan dated April 22, 1998. (Accession No. 0000950130-98-006081).

     (h)(14). Goldman Sachs - Institutional Liquid Assets Service Class Service Plan dated April 22, 1998. (Accession No. 0000950130-98-006081).

     (h)(15). FST Service Class Service Plan dated April 22, 1998. (Accession No. 0000950130-98-006081).

     (h)(16). FST Preferred Class Preferred Administration Plan dated April 22, 1998. (Accession No. 0000950130-98-006081).

     (h)(17). Goldman Sachs Trust Administration Class Administration Plan dated April 23, 1998. (Accession No. 0000950130-98-006081).

     (h)(18). Goldman Sachs Trust Service Class Service Plan dated April 22, 1998 (Accession No. 0000950130-98-006081).

     (h)(19). Cash Management Shares Service Plan dated May 1, 1998. (Accession No. 0000950130-98-006081).

     (h)(20). Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds. (Accession No. 0000950130-98-006081).

     (h)(21). Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to the Preferred Class, Administration Class, Service Class and Cash Management Class, as applicable, of Goldman Sachs Financial Square Funds, Goldman Sachs - International Liquid Asset Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds, Goldman Sachs International Equity Funds and Goldman Sachs Asset Allocation Portfolios. (Accession No. 0000950130-98-006081).

     (h)(22). Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Administrative Class, Service Class and Cash Management Class of Goldman Sachs - Institutional Liquid Assets Portfolios. (Accession No. 0000950130-98-006081).

     (h)(23). Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the FST Shares, FST Preferred Shares, FST Administration Shares and FST Service Shares of Goldman Sachs Financial Square Funds. (Accession No. 0000950130-98-006081).

     (i)(1). Opinion of Drinker, Biddle & Reath LLP. (With respect to the Asset Allocation Portfolios). (Accession No. 0000950130-97-004495).

     (i)(2). Opinion of Morris, Nichols, Arsht & Tunnell. (Accession No. 0000950130-97-001846)

     (i)(3). Opinion of Drinker Biddle & Reath LLP.(With respect to Japanese Equity and International Small Cap). (Accession No. 0000950130-98-003563).

     (i)(4). Opinion of Drinker Biddle & Reath LLP. (With respect to Cash Management Shares). (Accession No. 0000950130-98-003563)

     (i)(5). Opinion of Drinker Biddle & Reath LLP. (With respect to the European Equity Fund). (Accession No. 0000950130-98-006081).

     (i)(6). Opinion of Drinker Biddle & Reath LLP. (With respect to the CORE Large Cap Value Fund). (Accession No. 0000950130-98-006081).

     (k).      Not applicable.

     (l).      Not applicable.

     (m)(1). Class A Distribution and Service Plan amended and restated as of September 1, 1998. (Accession No. 0000950130-98-004845)

     (m)(2). Class B Distribution and Service Plan amended and restated as of September 1, 1998. (Accession No. 0000950130-98-004845)

     (m)(3). Class C Distribution and Service Plan amended and restated as of September 1, 1998. (Accession No. 0000950130-98-004845)

     (m)(4). Cash Management Shares Plan of Distribution pursuant to Rule 12b-1 dated May 1, 1998. (Accession No. 0000950130-98-006081).

     (o). Plan dated September 1, 1998 entered into by Registrant pursuant to Rule 18f-3. (Accession No. 0000950130-98-004845)

     (p)(1). Powers of Attorney of Messrs. Bakhru, Ford, Grip, Shuch, Smart, Springer, Strubel, McNulty, Mosior, Gilman, Perlowski, Richman, Surloff, Mmes. MacPherson, Mucker and Taylor. (Accession No. 0000950130-97-000805)

     (p)(2). Powers of Attorney dated October 21, 1997 on behalf of James A. Fitzpatrick and Valerie A. Zondorak. (Accession No. 0000950130-98-000676)

The following exhibits relating to Goldman Sachs Trust are filed herewith electronically pursuant to EDGAR rules:

     (a)(9) Amendment No. 8 dated January 22, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997.

     (d)(8) Amended Annex A to Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman Sachs

               Asset Management (Conservative Strategy Portfolio).

     (e)(1) Distribution Agreement dated April 30, 1997 as amended January 22, 1999 between Registrant and Goldman Sachs & Co.

     (g)(19) Fee schedule dated January 8, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Conservative Strategy Portfolio).


Item 24.  Persons Controlled by or Under Common Control with Registrant.
          -------------------------------------------------------------

Not Applicable.

Item 25. Indemnification
         ---------------

Article IV of the Declaration of Trust of Goldman Sachs Trust, Delaware business trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a)(1).

The Management Agreement with each of the Funds (other than the ILA Portfolios) provides that the applicable Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations or duties under the Management Agreement. Section 7 of the Management Agreement with respect to the ILA Portfolios provides that the ILA Portfolios will indemnify the Adviser against certain liabilities; provided, however, that such indemnification does not apply to any loss by reason of its willful misfeasance, bad faith or gross negligence or the Adviser's reckless disregard of its obligation under the Management Agreement. The Management Agreements are incorporated by reference to Exhibits (d)(1) through (d)(7);

Section 9 of the Distribution Agreement between the Registrant and Goldman Sachs dated April 30, 1997, as amended January 22, 1999 and Section 7 of the Transfer Agency Agreements between the Registrant and Goldman, Sachs & Co. dated July 15, 1991, May 1, 1988, April 30, 1997 and April 6, 1990 each provide that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities. A copy of the Distribution Agreement is included herewith as Exhibit (e)(1). The Transfer Agency Agreements are incorporated by reference as Exhibits (h)(3), (h)(8), (h)(10) and (h)(11), respectively, to the Registrant's Registration Statement.

Mutual fund and Trustees and officers liability policies purchased jointly by the Registrant, Trust for Credit Unions, The Northern Institutional Funds (formerly The Benchmark Funds), Goldman Sachs Variable Insurance Trust and The Commerce Funds insure such persons and their respective trustees, partners, officers and employees, subject to the policies' coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26.  Business and Other Connections of Investment Adviser.
          ----------------------------------------------------

The business and other connections of the officers and Managing Directors of Goldman, Sachs & Co., Goldman Sachs Funds Management, L.P., and Goldman Sachs Asset Management International are listed on their respective Forms ADV as currently filed with the Commission (File Nos. 801-16048, 801-37591 and 801-38157, respectively) the texts of which are hereby incorporated by reference.

Item 27. Principal Underwriters.
         ----------------------

(a) Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as investment adviser and distributor of the units of Trust for Credit Unions, for shares of Goldman Sachs Trust and for shares of Goldman Sachs Variable Insurance Trust. Goldman, Sachs & Co., or a division thereof currently serves as administrator and distributor of the units or shares of Northern Institutional Funds (formerly The Benchmark Funds) and The Commerce Funds.

(b) Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant's principal underwriter, who are members of Goldman, Sachs & Co.'s Executive Committee. None of the members of the executive committee holds a position or office with the Registrant.

     GOLDMAN SACHS EXECUTIVE COMMITTEE

     Name and Principal
     Business Address               Position
     ----------------               --------

     Jon S. Corzine (1)             Co-Chairman
     Robert J. Hurst (1)            Managing Director
     Henry M. Paulson, Jr. (1)      Chief Executive Officer,
                                    Co-Chairman
     John A. Thain (1)(3)           Co-Chief Operating Officer

     John L. Thornton (3)           Co-ChiefOperating Officer
     Roy J. Zuckerberg (2)          Managing Director
     _______________________

     (1) 85 Broad Street, New York, NY 10004
     (2) One New York Plaza, New York, NY 10004
     (3)  Peterborough Court, 133 Fleet Street, London EC4A 2BB,   England

(c) Not Applicable.

Item 28.  Location of Accounts and Records.
          --------------------------------

The Declaration of Trust, By-laws, minute books of the Registrant and certain investment adviser records are in the physical possession of Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105 except for certain transfer agency records which are maintained by Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

Item 29. Management Services
         -------------------

Not applicable.

Item 30. Undertakings
         ------------

Not applicable.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 52 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 12th day of February, 1999.


GOLDMAN SACHS TRUST
(A Delaware business trust)


By: /s/ Michael Richman
    --------------------
    Michael J. Richman
    Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Name                                   Title                            Date
-----                                  -----                            -----
*Douglas C. Grip                      President and
 Douglas C. Grip                      Trustee                         February 12, 1999

*John M. Perlowski                    Principal Accounting
 John M. Perlowski                    Officer And Principal
                                      Financial Officer              February 12, 1999

*David B. Ford                        Trustee                        February 12, 1999
 David B. Ford

*Mary Patterson McPherson             Trustee                        February 12, 1999
 Mary Patterson McPherson

*Ashok N. Bakhru                      Chairman and Trustee           February 12, 1999
 Ashok N. Bakhru

*Alan A. Shuch                        Trustee                        February 12, 1999
 Alan A. Shuch

*Jackson W. Smart                     Trustee                        February 12, 1999
 Jackson W. Smart, Jr.

*John P. McNulty                      Trustee                        February 12, 1999
 John P. McNulty

*William H. Springer                  Trustee                        February 12, 1999
 William H. Springer

*Richard P. Strubel                   Trustee                        February 12, 1999
 Richard P. Strubel



*By: /s/ Michael Richman
    --------------------

  Michael J. Richman,
  Attorney-In-Fact

              *  Pursuant to a power of attorney previously filed.

                              GOLDMAN SACHS TRUST

                           Certificate of Secretary


     The undersigned Secretary of Goldman Sachs Trust hereby certifies that the following resolution was duly adopted by the Board of Trustees of said Trust on January 22, 1999 and remains in effect on the date hereof:

          FURTHER RESOLVED, that the Trustees and Officers of the Trust who may be required to execute any amendments to the Trust's Registration Statement be, and each hereby is, authorized to execute a power of attorney appointing James A. Fitzpatrick, Douglas C. Grip, Anne Marcel, Jesse Cole, Nancy L. Mucker, John W. Perlowski, Michael J. Richman, Howard B. Surloff and Valerie A. Zondorak, jointly and severally, their true and lawful attorney or attorneys, to execute in their name, place and stead, in their capacity as officer of the Trust any and all amendments to the Registration Statement and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and each of said attorneys shall have the power to act thereunder with or without the other said attorneys and shall have full power of substitution and resubstitution; and to do in the name and on behalf of said Trustees and Officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of said Trustees or Officers, or any or all of them, might or could do in person, said acts of said attorneys, being hereby ratified and approved.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of February, 1999.


                                             GOLDMAN SACHS TRUST


                                             /s/ Michael J. Richman
                                             ----------------------
                                             Michael J. Richman
                                             Secretary

                                 EXHIBIT INDEX


     (a)(9) Amendment No. 8 January 22, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997.

     (d)(8) Amended Annex A to Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman Sachs Asset Management (Conservative Strategy Portfolio).

     (e)(1) Distribution Agreement dated April 30, 1997 as amended January 22, 1999 between Registrant and Goldman Sachs & Co.

     (g)(19) Fee scheduled dated January 8, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Conservative Strategy Portfolio).